UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)      (Zip code)
Marie Chandoha
Schwab Strategic Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: August 31
Date of reporting period: August 31, 2013

Item 1: Report(s) to Shareholders.

Annual report dated August 31, 2013, enclosed.

Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETFtm

Schwab U.S. Large-Cap ETFtm

Schwab U.S. Large-Cap
Growth ETFtm

Schwab U.S. Large-Cap
Value ETFtm

Schwab U.S. Mid-Cap ETFtm

Schwab U.S. Small-Cap ETFtm

Schwab U.S. Dividend
Equity ETFtm

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Schwab U.S. Equity ETFs

Annual Report
August 31, 2013

Schwab U.S. Broad Market ETFtm

Schwab U.S. Large-Cap ETFtm

Schwab U.S. Large-Cap
Growth ETFtm

Schwab U.S. Large-Cap
Value ETFtm

Schwab U.S. Mid-Cap ETFtm

Schwab U.S. Small-Cap ETFtm

Schwab U.S. Dividend
Equity ETFtm

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for the 12 Months Ended August 31, 2013

Schwab U.S. Broad Market ETFtm (Ticker Symbol: SCHB)

Market Price Return[1]	20.06%
NAV Return[1]	20.12%
Dow Jones U.S. Broad Stock Market Index	20.10%
ETF Category: Morningstar Large Blend[2]	19.40%

Performance Details	pages 6-7

Schwab U.S. Large-Cap ETFtm (Ticker Symbol: SCHX)

Market Price Return[1]	19.14%
NAV Return[1]	19.17%
Dow Jones U.S. Large-Cap Total Stock Market Index	19.25%
ETF Category: Morningstar Large Blend[2]	19.40%

Performance Details	pages 8-9

Schwab U.S. Large-Cap Growth ETFtm (Ticker Symbol: SCHG)

Market Price Return[1]	17.82%
NAV Return[1]	18.02%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	18.12%
ETF Category: Morningstar Large Growth[2]	19.29%

Performance Details	pages 10-11

Schwab U.S. Large-Cap Value ETFtm (Ticker Symbol: SCHV)

Market Price Return[1]	20.09%
NAV Return[1]	20.06%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	20.23%
ETF Category: Morningstar Large Value[2]	19.65%

Performance Details	pages 12-13

Schwab U.S. Mid-Cap ETFtm (Ticker Symbol: SCHM)

Market Price Return[1]	26.18%
NAV Return[1]	26.27%
Dow Jones U.S. Mid-Cap Total Stock Market Index	26.38%
ETF Category: Morningstar Mid-Cap Blend[2]	25.73%

Performance Details	pages 14-15

Schwab U.S. Small-Cap ETFtm (Ticker Symbol: SCHA)

Market Price Return[1]	27.33%
NAV Return[1]	27.47%
Dow Jones U.S. Small-Cap Total Stock Market Index	27.50%
ETF Category: Morningstar Small Blend[2]	28.10%

Performance Details	pages 16-17

Schwab U.S. Dividend Equity ETFtm (Ticker Symbol: SCHD)

Market Price Return[1]	18.77%
NAV Return[1]	18.93%
Dow Jones U.S. Dividend 100tm Index	19.04%
ETF Category: Morningstar Large Blend[2]	19.40%

Performance Details	pages 18-19

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The Dow Jones Indexes are a product of S&P Dow Jones Indices LLC or its affiliates, and have been licensed for use by CSIM. The Schwab U.S. Equity ETFs, based on their respective Dow Jones Indexes, are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab U.S. Equity ETFs

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab U.S. Equity ETFs. These funds are part of our line-up of core investment solutions and are available at some of the lowest operating expense ratios in the industry. The funds are designed to track market-leading U.S. stock indices and provide the benefits of an ETF, including transparency, trading flexibility, and potential tax efficiency.

For the 12 months ended August 31, 2013, the funds generated returns that were closely aligned with their respective indices, and reflected a remarkable rally by U.S. stocks. The backdrop for these results included efforts by the Federal Reserve to stimulate the U.S. economy by attempting to hold down interest rates. Encouraged by developments such as an improving housing market, the Fed revealed in May that it was starting to consider “tapering” some of its stimulative policies. Market volatility and bond yields rose in response, and income-oriented stocks suffered sharp subsequent losses.

Amid this environment, small- and mid-cap stocks solidly outperformed large-cap stocks, while value stocks outperformed growth stocks. From a sector standpoint, shares of companies in the Consumer Discretionary and Health Care sectors were generally some of the better performers, while shares of companies involved in Information Technology and Telecommunication Services underperformed by comparison. Reflecting the overall performance of

 Asset Class Performance Comparison % returns during the 12 months ended 8/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

18.70%	S&P 500® Index: measures U.S. large-cap stocks

26.27%	Russell 2000® Index: measures U.S. small-cap stocks

18.66%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−2.47%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.07%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab U.S. Equity ETFs 3

From the President continued

For the 12 months ended August 31, 2013, the funds generated returns that were closely aligned with their respective indices, and reflected a remarkable rally by U.S. stocks.

the U.S. stock market, the Dow Jones U.S. Broad Stock Market Index returned 20.1% for the 12 months ending August 31, 2013.

For more information about the Schwab U.S. Equity ETFs, please continue reading this report. In addition, you can find further details about these ETFs and about ETF investing by visiting www.schwabetfs.com, or by contacting us at 1-800-435-4000.

Sincerely,

4 Schwab U.S. Equity ETFs

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Schwab U.S. Equity ETFs 5

Schwab U.S. Broad Market ETF™

The Schwab U.S. Broad Market ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market Index (the index). The index includes the largest 2,500 publicly traded U.S. companies for which pricing information is readily available. The index is a float-adjusted market capitalization-weighted index that reflects the shares of securities actually available to investors in the marketplace. The fund invests in a representative sample of securities included in the index that collectively has a similar investment profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities in the index.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 20.06% and its NAV return was 20.12% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 20.10% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated impressive returns for the 12 months. Some signs of improvement in the U.S. housing market and other sectors of the economy supported these results, as did continued policies by the Federal Reserve aimed at keeping interest rates low, which made financing more affordable for businesses and individuals. Within the index, stocks in the Consumer Discretionary and Health Care sectors were some of the better performers, while stocks in the Telecommunication Services and Information Technology sectors underperformed by comparison.

Contributors and Detractors. The Financials sector contributed the most to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks representing approximately 17% of the fund. The fund’s Financials stocks returned roughly 27% for the 12 months. One example from this sector was Bank of America, which offers banking, investing, asset management, and other financial products and services. Bank of America holdings represented one of the fund’s largest positions within this sector and returned around 77%.

Consumer Discretionary stocks, which represented an average weight of roughly 13% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary stocks returned around 31%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. One example from this sector was Home Depot, a home improvement retailer. Home Depot holdings represented the fund’s second-largest position within this sector and returned approximately 33%.

The Telecommunication Services sector generated positive returns for the index and fund, but contributed the least to the fund’s performance. The Telecommunication Services sector represented an average weight of roughly 3% of the fund and returned approximately 6%. One example from this sector was AT&T, a communications holding company. The fund’s AT&T holdings represented the fund’s largest position in this sector and returned around -3%.

The Utilities sector generated positive returns for the index and fund, but was another weak overall contributor to performance. The Utilities sector represented an average weight of approximately 3% of the fund and returned roughly 9%. The fund’s holdings of Exelon Corporation, a utility services holding company, provided one example from this sector. The fund’s holdings of Exelon Corporation detracted more from performance for the 12 months than any other position within this sector, and returned about -12%.

As of 08/31/13:

 Statistics

Number of Holdings	1,950
Weighted Average Market Cap ($ x 1,000,000)	$85,968
Price/Earnings Ratio (P/E)	20.4
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate[1]	4%

 Sector Weightings % of Investments

Information Technology	17.6%
Financials	17.4%
Consumer Discretionary	13.0%
Health Care	12.5%
Industrials	11.2%
Energy	9.8%
Consumer Staples	9.0%
Materials	3.8%
Utilities	3.2%
Telecommunication Services	2.3%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Apple, Inc.	2.5%
Exxon Mobil Corp.	2.1%
Microsoft Corp.	1.4%
Johnson & Johnson	1.3%
General Electric Co.	1.3%
Chevron Corp.	1.3%
Google, Inc., Class A	1.3%
The Procter & Gamble Co.	1.2%
Berkshire Hathaway, Inc., Class B	1.1%
Wells Fargo & Co.	1.1%
Total	14.6%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab U.S. Equity ETFs

 Schwab U.S. Broad Market ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	3 Years	Since Inception

Fund: Schwab U.S. Broad Market ETFtm (11/3/09)
Market Price Return[2]	20.06%	18.87%	15.60%
NAV Return[2]	20.12%	18.86%	15.61%
Dow Jones U.S. Broad Stock Market Index	20.10%	18.87%	15.66%
ETF Category: Morningstar Large Blend[3]	19.40%	17.47%	14.32%

Fund Expense Ratio4: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Broad Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Broad Market ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs 7

Schwab U.S. Large-Cap ETF™

The Schwab U.S. Large-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market Index (the index). The index includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization. The fund will generally give the same weight to a given stock as the index does.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 19.14% and its NAV return was 19.17% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 19.25% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated impressive returns for the 12 months. Some signs of improvement in the U.S. housing market and other sectors of the economy supported these results, as did continued policies by the Federal Reserve aimed at keeping interest rates low, which made financing more affordable for businesses and individuals. Within the index, stocks in the Consumer Discretionary and Health Care sectors were some of the better performers, while stocks in the Telecommunication Services and Information Technology sectors underperformed by comparison.

Contributors and Detractors. The Financials sector contributed the most to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Financials stocks representing approximately 16% of the fund. The fund’s Financials stocks returned roughly 28% for the 12 months. One example from this sector was Bank of America, which offers banking, investing, asset management, and other financial products and services. Bank of America holdings represented one of the fund’s largest positions within this sector and returned around 77%.

Consumer Discretionary stocks, which represented an average weight of roughly 12% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary stocks returned around 30%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. One example from this sector was Home Depot, a home improvement retailer. Home Depot holdings represented the fund’s largest position within this sector and returned approximately 33%.

The Telecommunication Services sector generated positive returns for the index and fund, but contributed the least to the fund’s performance. The Telecommunication Services sector represented an average weight of roughly 3% of the fund, and underperformed all other sectors in the index, returning approximately 5%. One example from this sector was CenturyLink Inc., an integrated communications company. The fund’s CenturyLink Inc. holdings returned around -16%.

The Utilities sector generated positive returns for the index and fund, but was another weak overall contributor to performance. The Utilities sector represented an average weight of approximately 4% of the fund and returned roughly 9%. The fund’s holdings of Exelon Corporation, a utility services holding company, provided one example from this sector. The fund’s holdings of Exelon Corporation detracted more from performance for the 12 months than any other position within this sector, and returned about -12%.

As of 08/31/13:

 Statistics

Number of Holdings	765
Weighted Average Market Cap ($ x 1,000,000)	$96,236
Price/Earnings Ratio (P/E)	19.5
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate[1]	5%

 Sector Weightings % of Investments

Information Technology	17.8%
Financials	16.7%
Consumer Discretionary	12.8%
Health Care	12.6%
Industrials	10.6%
Energy	10.3%
Consumer Staples	9.6%
Materials	3.6%
Utilities	3.3%
Telecommunication Services	2.5%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Apple, Inc.	2.8%
Exxon Mobil Corp.	2.4%
Microsoft Corp.	1.6%
Johnson & Johnson	1.5%
General Electric Co.	1.5%
Chevron Corp.	1.5%
Google Inc., Class A	1.4%
The Procter & Gamble Co.	1.3%
Berkshire Hathaway, Inc., Class B	1.3%
Wells Fargo & Co.	1.3%
Total	16.6%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab U.S. Equity ETFs

 Schwab U.S. Large-Cap ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	3 Years	Since Inception

Fund: Schwab U.S. Large-Cap ETFtm (11/3/09)
Market Price Return[2]	19.14%	18.40%	15.03%
NAV Return[2]	19.17%	18.39%	15.04%
Dow Jones U.S. Large-Cap Total Stock Market Index	19.25%	18.52%	15.15%
ETF Category: Morningstar Large Blend[3]	19.40%	17.47%	14.32%

Fund Expense Ratio4: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Large-Cap Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs 9

Schwab U.S. Large-Cap Growth ETF™

The Schwab U.S. Large-Cap Growth ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index (the index). The index includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors. The fund will generally give the same weight to a given stock as the index does.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 17.82% and its NAV return was 18.02% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 18.12% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated impressive returns for the 12 months. Some signs of improvement in the U.S. housing market and other sectors of the economy supported these results, as did continued policies by the Federal Reserve aimed at keeping interest rates low, which made financing more affordable for businesses and individuals. Within the index, stocks in the Health Care and Consumer Discretionary sectors were some of the better performers, while stocks in the Information Technology and Materials sectors underperformed by comparison.

Contributors and Detractors. The Health Care sector was the biggest contributor to the index’s return, and to the return of the fund. The large average weight of this sector reflected part of the reason for this contribution, with Health Care stocks representing approximately 14% of the fund. In addition, the fund’s Health Care stocks generated higher overall returns than stocks in any other sector, returning roughly 33%. One example from this sector was Gilead Sciences, Inc., a research-based biopharmaceutical company. Gilead Sciences, Inc. holdings represented one of the fund’s largest positions within this sector and returned around 109%, outperforming other Health Care holdings.

Consumer Discretionary stocks, which represented an average weight of roughly 14% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary stocks returned around 27%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. One example from this sector was Comcast Corporation, a company that provides media and television broadcasting services. Comcast Corporation holdings represented the fund’s largest position within this sector and returned approximately 28%.

The Utilities sector generated solid returns for the index and fund, but was the weakest contributor to the fund’s performance. The Utilities sector represented an average weight of less than 1% of the fund and returned roughly 17%. The fund’s holdings of Calpine Corporation provided one example from this sector. Calpine Corporation acquires, develops, owns, and operates power generation facilities, and the fund’s holdings of this company returned approximately 10%.

The Telecommunication Services sector also generated positive results for the index and fund, but was another comparatively weak contributor to the fund’s overall return. The Telecommunication Services sector represented an average weight of less than 1% of the fund, while returning approximately 19%. One example from this sector was United States Cellular Corporation, the fund’s only holdings in this sector to generate a negative return. United States Cellular Corporation provides cellular telephone service throughout the U.S., and the fund’s holdings of this company returned around -5%.

As of 08/31/13:

 Statistics

Number of Holdings	410
Weighted Average Market Cap ($ x 1,000,000)	$91,667
Price/Earnings Ratio (P/E)	20.5
Price/Book Ratio (P/B)	3.4
Portfolio Turnover Rate[1]	11%

 Sector Weightings % of Investments

Information Technology	27.7%
Health Care	16.1%
Consumer Discretionary	14.4%
Industrials	11.1%
Financials	9.6%
Energy	9.0%
Consumer Staples	7.2%
Materials	3.7%
Telecommunication Services	0.5%
Utilities	0.5%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Apple, Inc.	5.7%
Microsoft Corp.	3.1%
Johnson & Johnson	3.0%
Google, Inc., Class A	2.8%
Berkshire Hathaway, Inc., Class B	2.5%
Cisco Systems, Inc.	1.5%
PepsiCo, Inc.	1.5%
Wal-Mart Stores, Inc.	1.5%
Oracle Corp.	1.4%
QUALCOMM, Inc.	1.4%
Total	24.4%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab U.S. Equity ETFs

 Schwab U.S. Large-Cap Growth ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

December 11, 2009 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	3 Years	Since Inception

Fund: Schwab U.S. Large-Cap Growth ETFtm (12/11/09)
Market Price Return[2]	17.82%	19.17%	13.92%
NAV Return[2]	18.02%	19.16%	13.93%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	18.12%	19.33%	14.07%
ETF Category: Morningstar Large Growth[3]	19.29%	19.75%	14.69%

Fund Expense Ratio4: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Large-Cap Growth Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap Growth ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs 11

Schwab U.S. Large-Cap Value ETF™

The Schwab U.S. Large-Cap Value ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market Index (the index). The index includes the large-cap value portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors. The fund will generally give the same weight to a given stock as the index does.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 20.09% and its NAV return was 20.06% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 20.23% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated impressive returns for the 12 months. Some signs of improvement in the U.S. housing market and other sectors of the economy supported these results, as did continued policies by the Federal Reserve aimed at keeping interest rates low, which made financing more affordable for businesses and individuals. Within the index, stocks in the Consumer Discretionary and Financials sectors were some of the better performers, while stocks in the Telecommunication Services and Utilities sectors underperformed by comparison.

Contributors and Detractors. The Financials sector was the biggest contributor to the index’s return, and to the return of the fund. Financials stocks represented an average weight of approximately 23% of the fund, more than twice the size of any other sector. The fund’s Financials stocks returned roughly 31% for the 12 months. One example from this sector was Bank of America, which offers banking, investing, asset management, and other financial products and services. Bank of America holdings represented one of the fund’s largest positions within this sector and returned around 77%.

Consumer Discretionary stocks, which represented an average weight of roughly 11% of the index and fund, also provided meaningful contributions. The fund’s Consumer Discretionary stocks returned around 33%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. One example from this sector was Home Depot, a home improvement retailer. Home Depot holdings represented the fund’s largest position within this sector and returned approximately 33%.

The Telecommunication Services sector generated modestly positive results for the index and fund, but was the weakest contributor to the fund’s performance. The Telecommunication Services sector represented an average weight of approximately 5% of the fund, while returning roughly 4% and underperforming other sectors. One example among the fund’s Telecommunication Services holdings was AT&T, the fund’s largest position in this sector. The fund’s AT&T holdings returned around -3%.

The Utilities sector generated respectable returns for the index and fund, but was another comparatively weak contributor to the fund’s overall performance. The Utilities sector represented an average weight of roughly 6% of the fund and returned about 8%. The fund’s holdings of Exelon Corporation, a utility services holding company, provided one example from this sector. The fund’s holdings of Exelon Corporation detracted more from performance for the 12 months than any other position within this sector, and returned about -12%.

As of 08/31/13:

 Statistics

Number of Holdings	357
Weighted Average Market Cap ($ x 1,000,000)	$100,684
Price/Earnings Ratio (P/E)	18.4
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[1]	9%

 Sector Weightings % of Investments

Financials	23.9%
Consumer Staples	12.0%
Energy	11.7%
Consumer Discretionary	11.2%
Industrials	10.0%
Health Care	9.1%
Information Technology	7.8%
Utilities	6.2%
Telecommunication Services	4.4%
Materials	3.5%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Exxon Mobil Corp.	4.8%
General Electric Co.	3.0%
Chevron Corp.	2.9%
The Procter & Gamble Co.	2.7%
Wells Fargo & Co.	2.5%
JPMorgan Chase & Co.	2.4%
International Business Machines Corp.	2.4%
Pfizer, Inc.	2.4%
AT&T, Inc.	2.3%
Bank of America Corp.	1.9%
Total	27.3%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

12 Schwab U.S. Equity ETFs

 Schwab U.S. Large-Cap Value ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

December 11, 2009 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	3 Years	Since Inception

Fund: Schwab U.S. Large-Cap Value ETFtm (12/11/09)
Market Price Return[2]	20.09%	17.56%	13.31%
NAV Return[2]	20.06%	17.55%	13.30%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	20.23%	17.77%	13.51%
ETF Category: Morningstar Large Value[3]	19.65%	17.72%	13.71%

Fund Expense Ratio4: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Large-Cap Value Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap Value ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs 13

Schwab U.S. Mid-Cap ETF™

The Schwab U.S. Mid-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the index). The index includes the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 501–1,000 by full market capitalization. The fund will generally give the same weight to a given security as the index does.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 26.18% and its NAV return was 26.27% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 26.38% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated impressive returns for the 12 months. Some signs of improvement in the U.S. housing market and other sectors of the economy supported these results, as did continued policies by the Federal Reserve aimed at keeping interest rates low, which made financing more affordable for businesses and individuals. Within the index, stocks in the Consumer Staples and Consumer Discretionary sectors were some of the better performers, while stocks in the Utilities and Financials sectors generated double-digit returns, but underperformed by comparison.

Contributors and Detractors. Consumer Discretionary stocks, which represented an average weight of roughly 16% of the index and fund, contributed the most to the returns of the fund and index. The fund’s Consumer Discretionary stocks returned around 39%, reflecting the overall performance of companies involved in retailing, consumer services, media, and other activities. One example from this sector was Tesla Motors, Inc., which designs, manufactures, and sells high-performance electric vehicles. Easily outperforming any other stocks in this sector, the fund’s Tesla Motors, Inc. holdings generated a triple-digit return of approximately 493%.

The Industrials sector also provided a meaningful contribution to the index’s return, and to the return of the fund. Industrials stocks represented an average weight of approximately 16% of the fund and returned roughly 30%. One example from this sector was United Continental Holdings Inc., an airline holding company. United Continental Holdings Inc. represented the fund’s largest position within this sector and returned around 54%.

The Telecommunication Services sector generated positive results for the index and fund, but was the weakest contributor to the fund’s performance. The Telecommunication Services sector represented an average weight of approximately 1% of the fund and returned roughly 28%. One example among the fund’s Telecommunication Services holdings was Windstream Holdings Inc., which offers telecommunication services to residential and business customers. The fund’s Windstream Holdings Inc. stock returned around -2%, and was the fund’s only position in this sector to generate negative returns.

The Utilities sector also performed well, but was another comparatively weak contributor to the overall returns generated by the fund and index. The Utilities sector represented an average weight of roughly 6% of the fund and returned about 17%. The fund’s holdings of Hawaiian Electric Industries, Inc., a diversified holding company, provided one example from this sector. The fund’s holdings of Hawaiian Electric Industries, Inc. were the only stocks within this sector to detract from performance, returning about -1%.

As of 08/31/13:

 Statistics

Number of Holdings	587
Weighted Average Market Cap ($ x 1,000,000)	$5,209
Price/Earnings Ratio (P/E)	26.8
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[1]	25%

 Sector Weightings % of Investments

Financials	21.1%
Consumer Discretionary	16.6%
Industrials	15.8%
Information Technology	13.1%
Health Care	9.3%
Materials	7.6%
Energy	6.3%
Utilities	5.5%
Consumer Staples	3.5%
Telecommunication Services	1.1%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Tesla Motors, Inc.	0.6%
Green Mountain Coffee Roasters, Inc.	0.5%
PVH Corp.	0.5%
United Continental Holdings, Inc.	0.5%
Best Buy Co., Inc.	0.4%
Hertz Global Holdings, Inc.	0.4%
Illumina, Inc.	0.4%
Alliance Data Systems Corp.	0.4%
Affiliated Managers Group, Inc.	0.4%
BioMarin Pharmaceutical, Inc.	0.4%
Total	4.5%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab U.S. Equity ETFs

 Schwab U.S. Mid-Cap ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 13, 2011 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	Since Inception

Fund: Schwab U.S. Mid-Cap ETFtm (1/13/11)
Market Price Return[2]	26.18%	12.28%
NAV Return[2]	26.27%	12.28%
Dow Jones U.S. Mid-Cap Total Stock Market Index	26.38%	12.39%
ETF Category: Morningstar Mid-Cap Blend[3]	25.73%	12.01%

Fund Expense Ratio4: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Mid-Cap Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Mid-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs 15

Schwab U.S. Small-Cap ETF™

The Schwab U.S. Small-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market Index (the index). The index includes the small-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 751-2,500 by full market capitalization. The fund will generally give the same weight to a given stock as the index does.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 27.33% and its NAV return was 27.47% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 27.50% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated impressive returns for the 12 months. Some signs of improvement in the U.S. housing market and other sectors of the economy supported these results, as did continued policies by the Federal Reserve aimed at keeping interest rates low, which made financing more affordable for businesses and individuals. Within the index, stocks in the Consumer Discretionary and Industrials sectors were some of the better performers, while stocks in the Utilities and Materials sectors generated double-digit returns, but underperformed by comparison.

Contributors and Detractors. The Industrials sector contributed the most to the index’s return, and to the return of the fund. Industrials stocks represented an average weight of approximately 17% of the fund and returned roughly 36%, reflecting the performance of companies involved in commercial services and supplies, transportation, and in the production of capital goods for industries like aerospace and defense. One example of the performance of the Industrials sector was United Rentals, Inc., an equipment rental company. The fund’s United Rentals, Inc. holdings returned 64%.

The Financials sector was the next biggest contributor to the index’s return, and to the return of the fund. Financials stocks represented an average weight of approximately 23% of the fund, larger than any other sector. The fund’s Financials stocks returned roughly 22% for the 12 months, and one example from this sector was Waddell & Reed Financial, Inc., a company that serves as an investment advisor and exclusive underwriter and distributor for a family of mutual funds through its subsidiaries. The fund’s Waddell & Reed Financial, Inc. holdings returned approximately 71%.

The Telecommunication Services sector generated positive results for the index and fund, but contributed the least to performance. The Telecommunication Services sector represented an average weight of less than 1% of the fund, well below the size of other sectors, and returned around 30%. One example among the fund’s Telecommunication Services holdings was Cincinnati Bell Inc., a local exchange and wireless provider of telecommunications products and services. The fund’s Cincinnati Bell Inc. holdings returned roughly -36%.

After the Telecommunication Services sector, the Utilities sector was smallest sector in the index and fund, representing an average weight of approximately 3%. Utilities stocks generated a return of approximately 12% for the fund. Shares of Northwest Natural Gas Company, a company that distributes natural gas to customers, underperformed other stocks in this sector. The fund’s holdings of Northwest Natural Gas Company returned about -13%.

As of 08/31/13:

 Statistics

Number of Holdings	1,784
Weighted Average Market Cap ($ x 1,000,000)	$2,106
Price/Earnings Ratio (P/E)	48.7
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate[1]	22%

 Sector Weightings % of Investments

Financials	22.9%
Industrials	15.9%
Information Technology	15.7%
Consumer Discretionary	14.9%
Health Care	11.9%
Energy	5.8%
Materials	5.5%
Consumer Staples	3.7%
Utilities	2.9%
Telecommunication Services	0.7%
Other	0.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

GameStop Corp., Class A	0.3%
The Goodyear Tire & Rubber Co.	0.3%
Energen Corp.	0.2%
Incyte Corp.	0.2%
Nu Skin Enterprises, Inc., Class A	0.2%
Jazz Pharmaceuticals plc	0.2%
Harman International Industries, Inc.	0.2%
Alkermes plc	0.2%
Graco, Inc.	0.2%
CBOE Holdings, Inc.	0.2%
Total	2.2%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

16 Schwab U.S. Equity ETFs

 Schwab U.S. Small-Cap ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	3 Years	Since Inception

Fund: Schwab U.S. Small-Cap ETFtm (11/3/09)
Market Price Return[2]	27.33%	21.76%	19.62%
NAV Return[2]	27.47%	21.72%	19.64%
Dow Jones U.S. Small-Cap Total Stock Market Index	27.50%	21.81%	19.78%
ETF Category: Morningstar Small Blend[3]	28.10%	21.18%	18.05%

Fund Expense Ratio4: 0.08%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Investments in smaller companies typically exhibit higher volatility.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Small-Cap Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Small-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Effective March 11, 2013, the management fee was further reduced to 0.08%. For more information, see financial note 4 or refer to the prospectus supplement dated March 11, 2013.

Schwab U.S. Equity ETFs 17

Schwab U.S. Dividend Equity ETF™

The Schwab U.S. Dividend Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100 Index (the index). The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, excluding REITs, master limited partnerships, preferred stocks, and convertibles. The index is modified market-capitalization weighted. The fund will generally give the same weight to a given stock as the index does.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 18.77% and its NAV return was 18.93% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 19.04% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks generated impressive returns for the 12 months. Some signs of improvement in the U.S. housing market and other sectors of the economy supported these results, as did continued policies by the Federal Reserve aimed at keeping interest rates low, which made financing more affordable for businesses and individuals. Within the index, stocks in the Industrials and Materials were some of the better performers, while stocks in the Telecommunication Services and Utilities sectors underperformed by comparison.

Contributors and Detractors. The Industrials sector contributed the most to the index’s return, and to the return of the fund. Industrials stocks represented an average weight of approximately 17% of the fund and returned roughly 30%, reflecting the performance of companies involved in commercial services and supplies, transportation, and in the production of capital goods for industries like aerospace and defense. One example of the performance of the Industrials sector was the Boeing Company, which develops, produces, and markets commercial jet aircraft. The fund’s Boeing Company holdings returned approximately 49% for the 12 months.

Consumer Staples stocks, which represented approximately 28% of the index and the fund, provided the next biggest contribution to performance. The fund’s Consumer Staples holdings returned approximately 13%. The Procter & Gamble Company—which manufactures and markets consumer products—provided one example of this sector’s performance, with the fund’s holdings returning about 20%.

The Telecommunication Services sector detracted the most from the fund’s performance, and was the only sector to generate a negative overall return. The Telecommunication Services sector represented an average weight of roughly 1% of the fund, and the only company within this sector was CenturyLink Inc., an integrated communications company. The fund’s holdings of this company returned roughly -16%.

After the Telecommunication Services sector, the Utilities sector was smallest sector in the fund and index, and provided one of the smallest contributions to performance. Utilities stocks generated a return of approximately 4% for the fund, and represented an average weight of roughly 3%. One example of the performance of the Utilities sector was the Exelon Corporation, a utility services holding company. The fund’s Exelon Corporation holdings returned approximately -5%.

As of 08/31/13:

 Statistics

Number of Holdings	101
Weighted Average Market Cap ($ x 1,000,000)	$115,565
Price/Earnings Ratio (P/E)	16.0
Price/Book Ratio (P/B)	3.4
Portfolio Turnover Rate[1]	13%

 Sector Weightings % of Investments

Consumer Staples	26.2%
Industrials	18.8%
Energy	12.7%
Information Technology	12.6%
Health Care	12.0%
Consumer Discretionary	9.1%
Materials	3.4%
Financials	2.6%
Utilities	1.8%
Telecommunication Services	0.6%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Johnson & Johnson	4.6%
The Procter & Gamble Co.	4.5%
Chevron Corp.	4.5%
Microsoft Corp.	4.4%
Exxon Mobil Corp.	4.3%
The Coca-Cola Co.	4.3%
PepsiCo, Inc.	3.9%
Wal-Mart Stores, Inc.	3.8%
Intel Corp.	3.5%
The Home Depot, Inc.	3.5%
Total	41.3%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

18 Schwab U.S. Equity ETFs

 Schwab U.S. Dividend Equity ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

October 20, 2011 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	Since Inception

Fund: Schwab U.S. Dividend Equity ETFtm (10/20/11)
Market Price Return[2]	18.77%	19.26%
NAV Return[2]	18.93%	19.28%
Dow Jones U.S. Dividend 100tm Index	19.04%	19.48%
ETF Category: Morningstar Large Blend[3]	19.40%	18.99%

Fund Expense Ratio4: 0.07%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership—“Standard & Poor’s” and “S&P” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and “Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Dividend 100 Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. Equity ETFs 19

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2013 and held through August 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any redemption fees or brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/13	at 8/31/13	3/1/13–8/31/13

Schwab U.S. Broad Market ETFtm
Actual Return	0.04%	$1,000.00	$1,093.80	$0.21
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20

Schwab U.S. Large-Cap ETFtm
Actual Return	0.04%	$1,000.00	$1,090.30	$0.21
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20

Schwab U.S. Large-Cap Growth ETFtm
Actual Return	0.07%	$1,000.00	$1,104.90	$0.37
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.85	$0.36

Schwab U.S. Large-Cap Value ETFtm
Actual Return	0.07%	$1,000.00	$1,075.30	$0.37
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.85	$0.36

Schwab U.S. Mid-Cap ETFtm
Actual Return	0.07%	$1,000.00	$1,093.80	$0.37
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.85	$0.36

Schwab U.S. Small-Cap ETFtm
Actual Return	0.08%	$1,000.00	$1,119.20	$0.43
Hypothetical 5% Return	0.08%	$1,000.00	$1,024.80	$0.41

Schwab U.S. Dividend Equity ETFtm
Actual Return	0.07%	$1,000.00	$1,093.70	$0.37
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.85	$0.36

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

20 Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETF™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	10/30/09[1]–
	8/31/13	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	33.84	29.47	25.11	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.80 [2]	0.65 [2]	0.56 [2]	0.42	[2]
Net realized and unrealized gains (losses)	5.92	4.32	4.32	(0.05)

Total from investment operations	6.72	4.97	4.88	0.37
Less distributions:
Distributions from net investment income	(0.77)	(0.60)	(0.52)	(0.26)

Net asset value at end of period	39.79	33.84	29.47	25.11

Total return (%)	20.12	17.07	19.41	1.42	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.04	0.06	0.06	0.07	[4,5]
Gross operating expenses	0.04	0.06	0.06	0.07	[4]
Net investment income (loss)	2.15	2.06	1.83	1.92	[4]
Portfolio turnover rate[6]	4	5	3	2	[3]
Net assets, end of period ($ x 1,000)	2,182,671	1,072,825	742,651	272,490

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 21

 Schwab U.S. Broad Market ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.7%		Common Stock	1,846,144,107	2,176,087,406
0.2%		Other Investment Companies	3,570,939	3,585,252

99.9%		Total Investments	1,849,715,046	2,179,672,658
0.5%		Collateral Invested for Securities on Loan	11,366,609	11,366,609
(0	.4)%	Other Assets and Liabilities, Net		(8,368,422)

100.0%		Net Assets		2,182,670,845

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Automobiles & Components 1.2%
Allison Transmission Holdings, Inc.	11,006	247,745
American Axle & Manufacturing Holdings, Inc. *	7,985	153,552
Autoliv, Inc.	11,410	923,982
BorgWarner, Inc.	14,261	1,377,327
Cooper Tire & Rubber Co.	7,170	228,938
Dana Holding Corp.	18,649	390,883
Delphi Automotive plc	34,735	1,911,120
Dorman Products, Inc.	4,388	220,453
Drew Industries, Inc.	2,366	99,277
Federal-Mogul Corp. *	10,243	156,308
Ford Motor Co.	474,655	7,684,664
General Motors Co. *	92,208	3,142,449
Gentex Corp.	17,055	384,249
Harley-Davidson, Inc.	28,522	1,710,750
Johnson Controls, Inc.	82,428	3,340,807
Lear Corp.	13,164	905,025
Tenneco, Inc. *	7,082	326,693
Tesla Motors, Inc. *	8,841	1,494,129
The Goodyear Tire & Rubber Co. *	29,104	585,572
Thor Industries, Inc.	5,485	280,997
TRW Automotive Holdings Corp. *	15,173	1,047,999
Visteon Corp. *	5,979	428,156

		27,041,075

Banks 3.4%
Associated Banc-Corp.	23,357	372,544
Astoria Financial Corp.	9,902	121,795
BancFirst Corp.	2,209	112,836
BancorpSouth, Inc.	11,240	217,831
Bank of Hawaii Corp.	5,485	282,478
Bank of the Ozarks, Inc.	4,388	199,127
BankUnited, Inc.	7,799	230,460
Banner Corp.	5,244	179,659
BB&T Corp.	88,438	3,003,354
BBCN Bancorp, Inc.	7,991	106,760
Beneficial Mutual Bancorp, Inc. *	10,044	93,007
Berkshire Hills Bancorp, Inc.	2,500	62,125
BOK Financial Corp.	2,788	178,683
Boston Private Financial Holdings, Inc.	9,305	95,097
Brookline Bancorp, Inc.	9,903	89,622
CapitalSource, Inc.	32,984	380,965
Capitol Federal Financial, Inc.	19,261	235,755
Cathay General Bancorp	8,864	195,185
Central Pacific Financial Corp.	4,932	83,795
Chemical Financial Corp.	3,449	93,951
CIT Group, Inc. *	25,231	1,207,808
City Holding Co.	2,194	89,625
City National Corp.	5,485	359,103
Columbia Banking System, Inc.	7,679	178,153
Comerica, Inc.	23,231	948,754
Commerce Bancshares, Inc.	10,435	450,688
Community Bank System, Inc.	4,388	145,857
Community Trust Bancorp, Inc.	1,450	54,694
Cullen/Frost Bankers, Inc. (a)	7,082	501,689
CVB Financial Corp.	11,184	142,484
East West Bancorp, Inc.	18,649	545,110
EverBank Financial Corp.	6,015	84,571
F.N.B. Corp.	16,653	201,002
Fifth Third Bancorp	114,096	2,086,816
First BanCorp *	17,784	113,640
First Citizens BancShares, Inc., Class A	947	191,521
First Commonwealth Financial Corp.	14,436	105,816
First Financial Bancorp	6,638	99,570
First Financial Bankshares, Inc. (a)	3,485	200,388
First Financial Holdings, Inc.	1,550	83,437
First Horizon National Corp.	29,895	330,639
First Interstate BancSystem, Inc.	4,732	107,558
First Midwest Bancorp, Inc.	10,970	164,879
First Niagara Financial Group, Inc.	42,130	425,513
First Republic Bank	8,776	388,601
FirstMerit Corp.	19,428	411,096
Flagstar Bancorp, Inc. *	10,295	149,278
Fulton Financial Corp.	26,648	322,174
Glacier Bancorp, Inc.	8,314	196,210
Hancock Holding Co.	9,873	317,417
Hanmi Financial Corp.	5,244	85,635
Home BancShares, Inc.	8,776	223,086
Home Loan Servicing Solutions Ltd.	10,549	240,517
Hudson City Bancorp, Inc.	58,141	534,316
Huntington Bancshares, Inc.	103,118	849,692
IBERIABANK Corp.	3,291	172,251
Independent Bank Corp.	2,466	87,568
International Bancshares Corp.	6,738	147,697
Investors Bancorp, Inc.	6,582	137,037
Kearny Financial Corp. *	2,207	21,584
KeyCorp	117,827	1,375,041
M&T Bank Corp.	14,908	1,689,673

22 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
MB Financial, Inc.	6,623	178,755
MGIC Investment Corp. *	35,920	259,342
National Bank Holdings Corp., Class A	3,872	75,698
National Penn Bancshares, Inc.	14,839	148,984
Nationstar Mortgage Holdings, Inc. *(a)	3,449	171,415
NBT Bancorp, Inc.	7,951	170,310
New York Community Bancorp, Inc.	52,962	775,893
Northfield Bancorp, Inc.	6,873	82,476
Northwest Bancshares, Inc.	16,455	219,510
Ocwen Financial Corp. *	15,358	774,658
OFG Bancorp	11,850	203,583
Old National Bancorp	12,155	159,717
Oritani Financial Corp.	7,679	119,101
PacWest Bancorp	5,485	182,376
Park National Corp. (a)	1,371	104,319
People’s United Financial, Inc.	41,686	592,775
Pinnacle Financial Partners, Inc. *	3,749	104,785
Popular, Inc. *	12,077	375,112
PrivateBancorp, Inc.	9,873	215,429
Prosperity Bancshares, Inc.	5,485	328,003
Provident Financial Services, Inc.	8,776	141,996
Radian Group, Inc.	26,338	356,880
Regions Financial Corp.	180,494	1,696,644
Renasant Corp.	2,700	67,959
S&T Bancorp, Inc.	3,350	75,308
Sandy Spring Bancorp, Inc.	2,600	58,110
Signature Bank *	5,485	481,144
State Bank Financial Corp.	3,550	53,818
Sterling Financial Corp.	4,443	107,521
SunTrust Banks, Inc.	68,922	2,206,882
Susquehanna Bancshares, Inc.	22,090	278,555
SVB Financial Group *	5,485	454,158
Synovus Financial Corp.	94,772	302,323
TCF Financial Corp.	22,188	311,741
Texas Capital Bancshares, Inc. *	4,636	204,355
TFS Financial Corp. *	15,358	167,095
The PNC Financial Services Group, Inc.	65,377	4,724,796
TrustCo Bank Corp.	11,100	64,824
Trustmark Corp.	8,776	218,171
U.S. Bancorp	226,260	8,174,774
UMB Financial Corp.	4,388	262,095
Umpqua Holdings Corp.	17,552	285,044
United Bankshares, Inc.	5,526	153,457
United Community Banks, Inc. *	5,805	84,637
Valley National Bancorp (a)	28,679	289,371
ViewPoint Financial Group, Inc.	4,532	90,141
Washington Federal, Inc.	13,164	274,996
Webster Financial Corp.	11,309	299,236
Wells Fargo & Co.	595,757	24,473,698
WesBanco, Inc.	2,800	80,332
Westamerica Bancorp	3,291	154,907
Western Alliance Bancorp *	11,084	181,445
Wintrust Financial Corp.	5,485	217,425
Zions Bancorp	22,093	617,941

		75,357,237

Capital Goods 8.2%
3M Co.	77,053	8,751,680
A.O. Smith Corp.	8,776	369,031
AAON, Inc.	3,750	87,450
AAR Corp.	4,388	110,095
Actuant Corp., Class A	9,873	352,664
Acuity Brands, Inc.	5,485	468,967
AECOM Technology Corp. *	13,417	390,837
Aegion Corp. *	4,608	98,611
AGCO Corp.	11,370	643,087
Air Lease Corp.	7,920	204,336
Aircastle Ltd.	9,873	160,930
Albany International Corp., Class A	3,589	115,817
Alliant Techsystems, Inc.	3,691	357,141
Altra Holdings, Inc.	2,800	69,580
American Railcar Industries, Inc. (a)	1,450	51,287
AMETEK, Inc.	29,619	1,271,247
Apogee Enterprises, Inc.	3,350	93,465
Applied Industrial Technologies, Inc.	5,485	261,196
Armstrong World Industries, Inc. *	2,413	117,175
Astec Industries, Inc.	2,330	80,525
AZZ, Inc.	2,566	96,328
B/E Aerospace, Inc. *	13,164	897,653
Barnes Group, Inc.	5,669	177,270
Beacon Roofing Supply, Inc. *	5,485	199,270
Blount International, Inc. *	5,485	63,681
Brady Corp., Class A	5,485	181,005
Briggs & Stratton Corp.	5,726	109,309
Builders FirstSource, Inc. *	11,200	63,616
Carlisle Cos., Inc.	7,679	511,421
Caterpillar, Inc.	78,984	6,519,339
Chart Industries, Inc. *	3,312	378,164
Chicago Bridge & Iron Co. N.V.	12,671	758,106
CIRCOR International, Inc.	2,194	126,133
CLARCOR, Inc.	6,582	352,532
Colfax Corp. *	10,149	528,661
Comfort Systems USA, Inc.	4,700	70,970
Crane Co.	6,582	377,873
Cubic Corp.	1,547	77,675
Cummins, Inc.	21,202	2,612,086
Curtiss-Wright Corp.	5,485	229,054
Danaher Corp.	70,361	4,610,053
Deere & Co.	47,250	3,951,990
DigitalGlobe, Inc. *	8,328	251,506
Donaldson Co., Inc.	17,552	618,532
Dover Corp.	21,940	1,865,997
DXP Enterprises, Inc. *	1,150	78,177
Dycom Industries, Inc. *	3,772	95,847
Eaton Corp. plc	57,081	3,614,369
EMCOR Group, Inc.	7,679	288,654
Emerson Electric Co.	87,304	5,270,542
Encore Wire Corp.	2,665	100,550
EnerSys, Inc.	5,679	291,219
EnPro Industries, Inc. *	2,346	133,675
ESCO Technologies, Inc.	4,388	134,492
Esterline Technologies Corp. *	4,388	334,761
Exelis, Inc.	21,940	322,737
Fastenal Co.	32,254	1,418,853
Flowserve Corp.	17,635	983,857

See financial notes 23

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Fluor Corp.	20,107	1,275,387
Fortune Brands Home & Security, Inc.	19,149	705,449
Foster Wheeler AG *	12,769	295,985
Franklin Electric Co., Inc.	4,482	160,993
GATX Corp.	6,582	297,901
GenCorp, Inc. *(a)	6,900	103,983
Generac Holdings, Inc.	7,973	315,651
General Cable Corp.	5,610	171,273
General Dynamics Corp.	39,751	3,309,271
General Electric Co.	1,251,038	28,949,019
Graco, Inc.	7,679	533,614
GrafTech International Ltd. *	20,486	160,201
Granite Construction, Inc.	3,932	111,354
Great Lakes Dredge & Dock Corp.	7,000	47,110
Greenbrier Cos., Inc. *	2,700	60,939
Griffon Corp.	5,550	61,217
H&E Equipment Services, Inc.	4,486	108,023
Harsco Corp.	9,873	232,312
HD Supply Holdings, Inc. *	8,816	200,476
HEICO Corp.	5,925	370,312
Hexcel Corp. *	11,426	406,423
Honeywell International, Inc.	95,166	7,572,359
Hubbell, Inc., Class B	6,582	667,152
Huntington Ingalls Industries, Inc.	6,582	416,772
Hyster-Yale Materials Handling, Inc.	1,755	132,696
IDEX Corp.	9,873	586,160
II-VI, Inc. *	8,796	169,587
Illinois Tool Works, Inc.	50,346	3,598,229
Ingersoll-Rand plc	34,383	2,033,411
ITT Corp.	10,970	360,364
Jacobs Engineering Group, Inc. *	15,358	895,064
John Bean Technologies Corp.	3,350	73,399
Joy Global, Inc.	13,164	646,616
Kaman Corp.	3,291	115,843
Kaydon Corp.	5,485	156,048
KBR, Inc.	17,646	526,910
Kennametal, Inc.	9,873	419,800
L-3 Communications Holdings, Inc.	12,067	1,090,012
Lennox International, Inc.	6,582	451,854
Lincoln Electric Holdings, Inc.	10,970	685,954
Lindsay Corp.	1,318	100,194
Lockheed Martin Corp.	32,238	3,946,576
Masco Corp.	46,074	871,720
MasTec, Inc. *	7,161	227,720
Moog, Inc., Class A *	6,582	334,366
MRC Global, Inc. *	12,227	320,959
MSC Industrial Direct Co., Inc., Class A	5,485	416,860
Mueller Industries, Inc.	4,473	239,484
Mueller Water Products, Inc., Class A	18,650	140,808
National Presto Industries, Inc. (a)	500	34,490
Navistar International Corp. *	9,303	318,814
Nordson Corp.	6,582	438,690
Nortek, Inc. *	1,550	103,773
Northrop Grumman Corp.	29,672	2,737,835
Orbital Sciences Corp. *	6,582	114,264
Oshkosh Corp. *	10,970	492,772
Owens Corning *	13,439	503,156
PACCAR, Inc.	43,880	2,352,407
Pall Corp.	14,261	986,006
Parker Hannifin Corp.	18,649	1,863,968
Pentair Ltd. - Reg’d	25,387	1,526,013
Polypore International, Inc. *(a)	5,538	236,750
Powell Industries, Inc. *	1,250	65,913
Precision Castparts Corp.	17,552	3,707,684
Primoris Services Corp.	8,832	198,543
Proto Labs, Inc. *	1,247	88,587
Quanex Building Products Corp.	4,432	73,748
Quanta Services, Inc. *	25,484	666,152
Raven Industries, Inc.	4,388	128,173
Raytheon Co.	39,820	3,002,826
RBC Bearings, Inc. *	3,291	196,571
Regal-Beloit Corp.	5,485	349,395
Rockwell Automation, Inc.	17,552	1,706,581
Rockwell Collins, Inc.	16,849	1,192,404
Roper Industries, Inc.	12,067	1,492,688
Rush Enterprises, Inc., Class A *	3,680	92,110
Sensata Technologies Holding N.V. *	15,193	566,395
Simpson Manufacturing Co., Inc.	6,582	205,819
Snap-On, Inc.	6,882	644,155
Solarcity Corp. *	4,784	149,931
Spirit AeroSystems Holdings, Inc., Class A *	13,651	308,240
SPX Corp.	6,582	487,331
Standex International Corp.	1,097	58,569
Stanley Black & Decker, Inc.	20,843	1,777,074
Sun Hydraulics Corp.	2,665	81,656
TAL International Group, Inc. *(a)	3,303	141,368
Teledyne Technologies, Inc. *	4,435	342,249
Tennant Co.	3,291	169,059
Terex Corp. *	14,261	413,569
Textainer Group Holdings Ltd. (a)	4,513	157,323
Textron, Inc.	34,007	916,149
The Babcock & Wilcox Co.	14,261	441,948
The Boeing Co.	82,454	8,568,620
The Gorman-Rupp Co.	1,650	57,701
The Manitowoc Co., Inc.	18,649	372,607
The Middleby Corp. *	2,227	414,088
The Toro Co.	6,876	363,122
Thermon Group Holdings, Inc. *	2,200	45,540
Timken Co.	9,873	553,480
Titan International, Inc.	4,388	71,261
TransDigm Group, Inc.	5,514	755,418
Trex Co., Inc. *	1,450	64,192
TriMas Corp. *	3,589	126,117
Trinity Industries, Inc.	9,873	416,838
Triumph Group, Inc.	5,787	416,490
Tutor Perini Corp. *	4,996	95,823
United Rentals, Inc. *	11,103	608,111
United Technologies Corp.	102,345	10,244,734
Universal Forest Products, Inc.	2,266	84,839
URS Corp.	9,873	488,911
USG Corp. *	10,349	241,546
Valmont Industries, Inc.	2,541	342,933
W.W. Grainger, Inc.	7,055	1,745,054
Wabash National Corp. *	7,950	82,839
WABCO Holdings, Inc. *	7,679	598,885
Wabtec Corp.	11,170	653,668
Watsco, Inc.	3,291	295,532

24 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Watts Water Technologies, Inc., Class A	3,385	175,377
WESCO International, Inc. *	5,485	404,628
Woodward, Inc.	6,582	253,802
Xylem, Inc.	21,940	543,673

		178,441,865

Commercial & Professional Services 1.1%
ABM Industries, Inc.	4,944	119,398
Acacia Research Corp.	5,738	126,064
Acco Brands Corp. *	13,164	86,751
Cintas Corp.	14,261	681,105
Clean Harbors, Inc. *	6,582	374,055
Copart, Inc. *	13,604	432,199
Covanta Holding Corp.	16,455	347,694
Deluxe Corp.	6,582	259,002
Equifax, Inc.	15,358	907,504
Exponent, Inc.	1,383	90,075
FTI Consulting, Inc. *	6,582	220,102
G&K Services, Inc., Class A	3,291	169,289
Healthcare Services Group, Inc.	8,776	212,467
Herman Miller, Inc.	6,838	174,164
HNI Corp.	6,582	220,365
Huron Consulting Group, Inc. *	2,194	104,434
ICF International, Inc. *	2,400	78,936
IHS, Inc., Class A *	5,818	623,399
Innerworkings, Inc. *	4,500	46,215
Insperity, Inc.	3,300	105,270
Interface, Inc.	6,817	120,388
Iron Mountain, Inc.	20,215	521,547
KAR Auction Services, Inc.	9,273	247,033
Kelly Services, Inc., Class A	3,750	68,250
Kforce, Inc.	4,500	73,215
Kimball International, Inc., Class B	4,400	43,296
Knoll, Inc.	5,662	86,232
Korn/Ferry International *	5,555	98,379
Manpowergroup, Inc.	9,873	640,264
McGrath Rentcorp	2,596	85,876
Mine Safety Appliances Co.	3,606	173,557
Mistras Group, Inc. *	2,400	43,752
Mobile Mini, Inc. *	4,388	133,307
Navigant Consulting, Inc. *	6,634	90,554
Nielsen Holdings N.V.	25,275	871,988
On Assignment, Inc. *	4,432	133,713
Performant Financial Corp. *	4,700	50,901
Pitney Bowes, Inc. (a)	25,231	411,770
Quad/Graphics, Inc.	10,262	321,611
R.R. Donnelley & Sons Co. (a)	21,757	362,907
Republic Services, Inc.	37,298	1,212,558
Robert Half International, Inc.	18,649	657,750
Rollins, Inc.	8,932	221,067
Steelcase, Inc., Class A	9,222	133,903
Stericycle, Inc. *	10,970	1,234,783
Team, Inc. *	3,291	128,349
Tetra Tech, Inc. *	7,182	163,606
The ADT Corp. *	27,754	1,105,442
The Advisory Board Co. *	4,388	240,331
The Brink’s Co.	6,582	170,013
The Corporate Executive Board Co.	3,681	238,676
The Dun & Bradstreet Corp.	4,982	495,609
Towers Watson & Co., Class A	6,758	555,846
TrueBlue, Inc. *	6,582	160,074
Tyco International Ltd.	55,947	1,848,489
UniFirst Corp.	2,194	210,361
United Stationers, Inc.	6,582	261,569
Verisk Analytics, Inc., Class A *	17,552	1,091,383
Viad Corp.	2,400	54,168
WageWorks, Inc. *	2,800	116,872
Waste Connections, Inc.	14,691	622,311
Waste Management, Inc.	52,656	2,129,409
West Corp.	2,669	58,371

		23,067,968

Consumer Durables & Apparel 1.5%
Arctic Cat, Inc.	2,194	117,774
Brunswick Corp.	10,970	398,869
Carter’s, Inc.	5,813	428,069
Coach, Inc.	35,104	1,853,842
Columbia Sportswear Co. (a)	2,194	124,158
Crocs, Inc. *	12,118	163,108
D.R. Horton, Inc.	35,104	626,606
Deckers Outdoor Corp. *	3,991	234,391
Ethan Allen Interiors, Inc.	2,766	72,110
Fifth & Pacific Cos., Inc. *	13,405	319,575
Fossil Group, Inc. *	6,582	764,434
G-III Apparel Group Ltd. *	1,550	71,006
Garmin Ltd.	14,261	581,421
Hanesbrands, Inc.	12,067	717,745
Harman International Industries, Inc.	8,776	561,840
Hasbro, Inc.	14,261	650,016
Helen of Troy Ltd. *	5,485	220,387
Iconix Brand Group, Inc. *	8,790	288,488
iRobot Corp. *	2,805	91,639
Jarden Corp. *	13,848	594,772
KB Home	9,070	145,392
La-Z-Boy, Inc.	8,776	186,578
Leapfrog Enterprises, Inc. *	6,069	58,384
Leggett & Platt, Inc.	16,796	485,740
Lennar Corp., Class A	19,249	612,311
M.D.C Holdings, Inc.	5,485	152,648
Maidenform Brands, Inc. *	2,600	60,944
Mattel, Inc.	40,965	1,659,083
Meritage Homes Corp. *	3,600	143,712
Michael Kors Holdings Ltd. *	21,235	1,573,301
Mohawk Industries, Inc. *	7,843	921,474
Movado Group, Inc.	2,466	105,076
NACCO Industries, Inc., Class A	1,097	60,971
Newell Rubbermaid, Inc.	35,104	888,131
NIKE, Inc., Class B	88,106	5,534,819
NVR, Inc. *	648	554,565
Oxford Industries, Inc.	2,196	136,240
Polaris Industries, Inc.	7,793	851,074
PulteGroup, Inc.	41,686	641,548
PVH Corp.	10,256	1,320,460
Quiksilver, Inc. *	16,970	84,002
Ralph Lauren Corp.	7,679	1,270,183
Skechers U.S.A., Inc., Class A *	4,632	142,341
Smith & Wesson Holding Corp. *	5,485	60,006
Standard Pacific Corp. *	19,783	141,251
Steven Madden Ltd. *	5,485	296,190

See financial notes 25

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sturm Ruger & Co., Inc. (a)	2,247	117,675
Taylor Morrison Home Corp., Class A *	4,081	84,109
Tempur Sealy International, Inc. *	7,679	295,718
The Jones Group, Inc.	8,776	129,270
The Ryland Group, Inc.	4,858	169,156
Toll Brothers, Inc. *	18,649	570,846
Tumi Holdings, Inc. *	7,757	159,484
Tupperware Brands Corp.	7,679	620,233
Under Armour, Inc., Class A *	9,004	654,051
VF Corp.	10,320	1,932,007
Whirlpool Corp.	9,176	1,180,492
Wolverine World Wide, Inc.	6,582	370,238

		33,249,953

Consumer Services 2.2%
AFC Enterprises, Inc. *	3,291	134,766
American Public Education, Inc. *	2,196	87,884
Apollo Group, Inc., Class A *	8,190	152,088
Ascent Capital Group, Inc., Class A *	1,483	109,505
Bally Technologies, Inc. *	4,782	344,926
BJ’s Restaurants, Inc. *	3,291	102,811
Bloomin’ Brands, Inc. *	9,128	205,380
Bob Evans Farms, Inc.	3,426	167,977
Boyd Gaming Corp. *	6,232	75,532
Bright Horizons Family Solutions, Inc. *	5,108	185,982
Brinker International, Inc.	9,271	370,747
Buffalo Wild Wings, Inc. *	2,208	229,433
Burger King Worldwide, Inc.	10,970	214,573
Caesars Entertainment Corp. *(a)	12,202	261,977
Carnival Corp.	53,842	1,943,158
Chipotle Mexican Grill, Inc. *	3,827	1,562,067
Choice Hotels International, Inc.	3,319	127,383
Churchill Downs, Inc.	1,434	116,154
Cracker Barrel Old Country Store, Inc.	3,291	323,900
Darden Restaurants, Inc.	16,455	760,385
Denny’s Corp. *	11,200	62,944
DeVry, Inc.	4,680	140,447
DineEquity, Inc.	1,541	102,122
Domino’s Pizza, Inc.	6,732	413,614
Dunkin’ Brands Group, Inc.	8,819	380,011
Grand Canyon Education, Inc. *	3,749	129,378
H&R Block, Inc.	35,274	984,497
Hillenbrand, Inc.	8,776	217,294
Hyatt Hotels Corp., Class A *	6,688	290,259
International Game Technology	32,048	605,387
International Speedway Corp., Class A	3,433	106,389
Interval Leisure Group, Inc.	5,678	122,645
ITT Educational Services, Inc. *(a)	3,696	106,482
Jack in the Box, Inc. *	4,944	195,239
K12, Inc. *	4,388	159,328
Krispy Kreme Doughnuts, Inc. *	7,850	154,802
Las Vegas Sands Corp.	42,315	2,384,450
Life Time Fitness, Inc. *	4,633	231,604
Marriott International, Inc., Class A	30,049	1,201,659
Marriott Vacations Worldwide Corp. *	3,493	152,295
Matthews International Corp., Class A	4,388	161,917
McDonald’s Corp.	121,814	11,494,369
MGM Resorts International *	44,338	784,339
Multimedia Games Holding Co., Inc. *	5,204	204,205
Norwegian Cruise Line Holdings Ltd. *	5,923	184,146
Orient-Express Hotels Ltd., Class A *	10,970	132,737
Outerwall, Inc. *(a)	3,364	209,140
Panera Bread Co., Class A *	3,405	558,488
Papa John’s International, Inc. *	2,322	158,198
Penn National Gaming, Inc. *	7,879	414,357
Pinnacle Entertainment, Inc. *	7,181	170,046
Red Robin Gourmet Burgers, Inc. *	3,102	201,196
Regis Corp.	6,838	107,904
Royal Caribbean Cruises Ltd.	17,055	625,748
SeaWorld Entertainment, Inc.	2,714	81,230
Service Corp. International	25,666	464,041
SHFL Entertainment, Inc. *	6,013	136,916
Six Flags Entertainment Corp.	13,170	434,742
Sonic Corp. *	7,679	122,557
Sotheby’s	7,775	358,505
Starbucks Corp.	91,824	6,475,428
Starwood Hotels & Resorts Worldwide, Inc.	23,437	1,498,562
Steiner Leisure Ltd. *	1,466	81,685
Stewart Enterprises, Inc., Class A	9,873	129,139
Strayer Education, Inc. (a)	1,398	55,864
Texas Roadhouse, Inc.	7,679	190,823
The Cheesecake Factory, Inc.	5,927	247,571
The Wendy’s Co.	44,977	340,026
Vail Resorts, Inc.	4,388	298,384
Weight Watchers International, Inc. (a)	2,794	100,416
WMS Industries, Inc. *	5,485	140,964
Wyndham Worldwide Corp.	16,849	1,000,157
Wynn Resorts Ltd.	9,873	1,392,488
Yum! Brands, Inc.	54,897	3,843,888

		48,417,650

Diversified Financials 7.3%
Affiliated Managers Group, Inc. *	6,582	1,147,374
American Express Co.	115,303	8,291,439
Ameriprise Financial, Inc.	24,264	2,090,344
Artisan Partners Asset Management, Inc.	4,728	226,897
Bank of America Corp.	1,303,848	18,410,334
Berkshire Hathaway, Inc., Class B *	220,067	24,475,852
BlackRock, Inc.	15,006	3,906,362
Capital One Financial Corp.	70,208	4,531,926
Cash America International, Inc.	3,434	146,907
CBOE Holdings, Inc.	12,109	555,682
Citigroup, Inc.	368,135	17,791,965
CME Group, Inc.	36,595	2,602,271
Cohen & Steers, Inc. (a)	3,291	102,679
Credit Acceptance Corp. *	1,097	117,982
DFC Global Corp. *	4,388	49,584
Discover Financial Services	59,137	2,794,223

26 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
E*TRADE Financial Corp. *	34,455	483,748
Eaton Vance Corp.	14,261	549,762
Encore Capital Group, Inc. *	2,466	105,717
Evercore Partners, Inc., Class A	5,358	238,913
EZCORP, Inc., Class A *	6,582	111,762
Federated Investors, Inc., Class B (a)	13,164	357,534
Financial Engines, Inc.	5,485	293,173
First Cash Financial Services, Inc. *	3,306	182,723
Franklin Resources, Inc.	49,827	2,300,014
GAMCO Investors, Inc., Class A	1,569	90,186
Greenhill & Co., Inc.	2,788	132,123
HFF, Inc., Class A	5,485	126,155
ING US, Inc.	7,142	205,690
Interactive Brokers Group, Inc., Class A	4,979	83,548
IntercontinentalExchange, Inc. *	8,776	1,577,486
Invesco Ltd.	55,947	1,698,551
Janus Capital Group, Inc.	21,940	183,418
JPMorgan Chase & Co.	457,204	23,102,518
KCG Holdings, Inc., Class A *	7,162	62,166
Legg Mason, Inc.	15,509	504,353
Leucadia National Corp.	35,601	887,533
LPL Financial Holdings, Inc.	3,932	144,619
MarketAxess Holdings, Inc.	3,660	185,782
McGraw Hill Financial, Inc.	34,007	1,984,989
Moody’s Corp.	23,231	1,476,562
Morgan Stanley	166,244	4,282,445
MSCI, Inc. *	15,358	576,079
Nelnet, Inc., Class A	3,367	127,542
NewStar Financial, Inc. *	5,620	74,015
Northern Trust Corp.	26,328	1,444,617
NYSE Euronext	29,330	1,225,994
PHH Corp. *	6,770	141,290
PICO Holdings, Inc. *	2,500	52,725
Piper Jaffray Cos., Inc. *	3,696	120,157
Portfolio Recovery Associates, Inc. *	6,582	349,109
Raymond James Financial, Inc.	13,350	558,431
SEI Investments Co.	15,946	474,553
SLM Corp.	56,429	1,353,732
State Street Corp.	55,000	3,669,600
Stifel Financial Corp. *	7,257	290,425
T. Rowe Price Group, Inc.	30,716	2,154,420
TD Ameritrade Holding Corp.	28,522	732,160
The Bank of New York Mellon Corp.	140,960	4,192,150
The Charles Schwab Corp. (b)	131,904	2,754,156
The Goldman Sachs Group, Inc.	51,941	7,901,784
The NASDAQ OMX Group, Inc.	14,349	428,461
Virtus Investment Partners, Inc. *	1,327	231,296
Waddell & Reed Financial, Inc., Class A	10,173	484,438
Walter Investment Management Corp. *	3,349	122,875
WisdomTree Investments, Inc. *	13,164	147,437
World Acceptance Corp. *	2,194	187,960

		158,388,697

Energy 9.8%
Alon USA Energy, Inc.	4,996	62,050
Alpha Natural Resources, Inc. *	24,134	146,735
Anadarko Petroleum Corp.	60,335	5,515,826
Apache Corp.	47,171	4,041,611
Approach Resources, Inc. *	3,341	77,845
Arch Coal, Inc. (a)	25,198	112,635
Atwood Oceanics, Inc. *	6,582	366,486
Baker Hughes, Inc.	52,656	2,447,977
Berry Petroleum Co., Class A	6,582	270,849
Bill Barrett Corp. *	10,585	227,895
Bonanza Creek Energy, Inc. *	2,500	99,250
Bristow Group, Inc.	3,885	255,245
C&J Energy Services, Inc. *	5,005	102,753
Cabot Oil & Gas Corp.	52,656	2,060,429
Cameron International Corp. *	30,716	1,744,362
CARBO Ceramics, Inc. (a)	2,341	191,002
Carrizo Oil & Gas, Inc. *	4,388	150,333
Cheniere Energy, Inc. *	29,106	814,677
Chesapeake Energy Corp.	62,687	1,617,952
Chevron Corp.	234,991	28,299,966
Cimarex Energy Co.	10,970	919,396
Clean Energy Fuels Corp. *(a)	7,679	96,602
Cloud Peak Energy, Inc. *	7,679	120,868
Cobalt International Energy, Inc. *	33,352	813,789
Comstock Resources, Inc.	5,485	80,081
Concho Resources, Inc. *	12,414	1,198,075
ConocoPhillips	148,507	9,846,014
CONSOL Energy, Inc.	26,951	841,680
Continental Resources, Inc. *	6,782	625,707
Core Laboratories N.V.	5,505	834,063
Crosstex Energy, Inc.	6,087	118,757
CVR Energy, Inc.	2,194	93,947
Delek US Holdings, Inc.	3,472	86,314
Denbury Resources, Inc. *	47,220	816,434
Devon Energy Corp.	46,074	2,630,365
Diamond Offshore Drilling, Inc.	8,079	517,298
Diamondback Energy, Inc. *	3,772	151,785
Dresser-Rand Group, Inc. *	8,925	543,890
Dril-Quip, Inc. *	4,435	452,414
Energen Corp.	8,776	581,937
Energy XXI Bermuda Ltd.	9,388	249,439
Ensco plc, Class A	27,550	1,530,678
EOG Resources, Inc.	32,910	5,168,516
EPL Oil & Gas, Inc. *	5,515	186,628
EQT Corp.	18,649	1,598,592
Era Group, Inc. *	2,194	54,477
EXCO Resources, Inc.	18,649	135,765
Exterran Holdings, Inc. *	7,707	211,403
Exxon Mobil Corp.	537,576	46,855,124
FMC Technologies, Inc. *	28,710	1,539,717
Forum Energy Technologies, Inc. *	7,924	207,371
Geospace Technologies Corp. *	1,442	100,594
Gulfmark Offshore, Inc., Class A	3,291	151,320
Gulfport Energy Corp. *	9,559	563,981
Halcon Resources Corp. *(a)	42,783	203,219
Halliburton Co.	104,894	5,034,912
Helix Energy Solutions Group, Inc. *	12,067	302,037
Helmerich & Payne, Inc.	12,467	785,920
Hercules Offshore, Inc. *	19,215	138,348

See financial notes 27

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hess Corp.	36,201	2,709,645
HollyFrontier Corp.	24,633	1,095,676
Hornbeck Offshore Services, Inc. *	4,388	239,058
ION Geophysical Corp. *	20,843	99,838
Key Energy Services, Inc. *	20,162	134,481
Kinder Morgan, Inc.	75,943	2,880,518
Kodiak Oil & Gas Corp. *	29,655	296,254
Laredo Petroleum Holdings, Inc. *	11,719	307,741
Marathon Oil Corp.	86,663	2,983,807
Marathon Petroleum Corp.	39,103	2,835,359
McDermott International, Inc. *	28,540	214,050
Murphy Oil Corp.	23,037	1,553,155
Nabors Industries Ltd.	36,201	557,495
National Oilwell Varco, Inc.	51,559	3,830,834
Newfield Exploration Co. *	16,242	386,884
Newpark Resources, Inc. *	11,000	122,430
Noble Corp.	30,959	1,151,675
Noble Energy, Inc.	43,880	2,695,548
Oasis Petroleum, Inc. *	8,776	344,019
Occidental Petroleum Corp.	98,730	8,708,973
Oceaneering International, Inc.	13,164	1,021,263
Oil States International, Inc. *	6,582	587,246
Parker Drilling Co. *	13,745	78,896
Patterson-UTI Energy, Inc.	19,746	386,824
PDC Energy, Inc. *	4,388	251,783
Peabody Energy Corp.	34,007	584,920
Phillips 66	76,790	4,384,709
Pioneer Energy Services Corp. *	7,211	48,746
Pioneer Natural Resources Co.	16,462	2,880,356
QEP Resources, Inc.	21,007	573,911
Range Resources Corp.	19,746	1,480,555
Rentech, Inc.	44,320	85,538
Resolute Energy Corp. *	9,947	77,985
Rex Energy Corp. *	8,864	184,371
Rosetta Resources, Inc. *	8,790	408,999
Rowan Cos. plc, Class A *	15,358	543,980
RPC, Inc. (a)	17,598	251,299
Sanchez Energy Corp. *(a)	3,872	93,548
SandRidge Energy, Inc. *(a)	42,227	217,469
Schlumberger Ltd.	160,862	13,020,170
SEACOR Holdings, Inc.	2,194	182,278
SemGroup Corp., Class A	5,485	290,376
SM Energy Co.	7,679	524,629
Solazyme, Inc. *(a)	6,598	74,228
Southwestern Energy Co. *	41,686	1,592,405
Spectra Energy Corp.	80,235	2,656,581
Stone Energy Corp. *	5,835	159,879
Superior Energy Services, Inc. *	18,949	465,387
Swift Energy Co. *	5,490	61,927
Targa Resources Corp.	4,388	298,779
Teekay Corp.	4,634	185,128
Tesoro Corp.	17,552	808,972
TETRA Technologies, Inc. *	9,916	116,513
The Williams Cos., Inc.	81,186	2,942,181
Tidewater, Inc.	6,582	355,165
Transocean Ltd.	43,880	1,980,304
Ultra Petroleum Corp. *	18,649	386,034
Unit Corp. *	5,485	252,584
VAALCO Energy, Inc. *	9,947	55,305
Valero Energy Corp.	68,014	2,416,537
W&T Offshore, Inc.	10,970	169,487
Weatherford International Ltd. *	91,051	1,357,570
Western Refining, Inc.	7,679	225,225
Whiting Petroleum Corp. *	13,758	694,366
World Fuel Services Corp.	8,776	334,804
WPX Energy, Inc. *	23,216	433,211

		214,323,198

Food & Staples Retailing 2.0%
Casey’s General Stores, Inc.	5,485	361,681
Costco Wholesale Corp.	52,656	5,890,627
CVS Caremark Corp.	150,431	8,732,520
Harris Teeter Supermarkets, Inc.	5,696	279,958
PriceSmart, Inc.	2,194	188,618
Rite Aid Corp. *	93,929	324,994
Safeway, Inc.	28,741	744,392
Spartan Stores, Inc.	4,432	91,122
Sprouts Farmers Market, Inc. *	3,018	111,545
SUPERVALU, Inc. *	25,350	181,759
Susser Holdings Corp. *	1,650	78,722
Sysco Corp.	71,305	2,283,186
The Andersons, Inc.	3,291	216,087
The Fresh Market, Inc. *	4,688	228,821
The Kroger Co.	63,868	2,337,569
United Natural Foods, Inc. *	5,485	332,556
Wal-Mart Stores, Inc.	197,648	14,424,351
Walgreen Co.	104,490	5,022,834
Weis Markets, Inc.	2,194	103,074
Whole Foods Market, Inc.	42,356	2,234,279

		44,168,695

Food, Beverage & Tobacco 4.9%
Altria Group, Inc.	243,090	8,235,889
Annie’s, Inc. *	1,150	52,819
Archer-Daniels-Midland Co.	79,145	2,786,695
B&G Foods, Inc.	6,582	222,932
Beam, Inc.	18,749	1,174,625
Boulder Brands, Inc. *	5,485	85,347
Brown-Forman Corp., Class B	17,946	1,202,203
Bunge Ltd.	17,552	1,330,091
Cal-Maine Foods, Inc.	1,450	66,163
Campbell Soup Co.	21,431	925,391
Coca-Cola Enterprises, Inc.	31,038	1,160,821
ConAgra Foods, Inc.	49,509	1,674,394
Constellation Brands, Inc., Class A *	17,734	962,069
Darling International, Inc. *	14,261	288,500
Dean Foods Co. *	11,123	213,117
Dole Food Co., Inc. *	4,400	60,368
Dr. Pepper Snapple Group, Inc.	25,404	1,137,083
Flowers Foods, Inc.	20,478	425,738
Fresh Del Monte Produce, Inc.	5,485	158,297
General Mills, Inc.	78,046	3,849,229
Green Mountain Coffee Roasters, Inc. *	15,511	1,338,754
Hillshire Brands Co.	14,279	461,354
Hormel Foods Corp.	17,552	727,179
Ingredion, Inc.	9,873	621,407
J&J Snack Foods Corp.	2,246	172,762
Kellogg Co.	31,242	1,896,702
Kraft Foods Group, Inc.	71,472	3,700,105
Lancaster Colony Corp.	2,206	162,737

28 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Lorillard, Inc.	46,815	1,980,274
McCormick & Co., Inc. Non Voting Shares	15,758	1,066,029
Mead Johnson Nutrition Co.	25,231	1,893,082
Molson Coors Brewing Co., Class B	18,649	909,885
Mondelez International, Inc., Class A	214,315	6,573,041
Monster Beverage Corp. *	17,588	1,009,375
PepsiCo, Inc.	187,283	14,932,074
Philip Morris International, Inc.	197,225	16,456,454
Pilgrim’s Pride Corp. *	10,250	157,132
Pinnacle Foods, Inc.	6,962	188,670
Post Holdings, Inc. *	3,291	140,526
Reynolds American, Inc.	39,720	1,891,864
Sanderson Farms, Inc.	3,291	215,495
Seaboard Corp.	76	203,680
Smithfield Foods, Inc. *	14,853	498,021
Snyders-Lance, Inc.	6,582	177,056
The Boston Beer Co., Inc., Class A *	1,097	232,388
The Coca-Cola Co.	462,331	17,651,798
The Hain Celestial Group, Inc. *	5,485	448,563
The Hershey Co.	18,649	1,714,776
The J.M. Smucker Co.	13,211	1,402,215
Tootsie Roll Industries, Inc. (a)	3,427	102,776
TreeHouse Foods, Inc. *	4,388	285,352
Tyson Foods, Inc., Class A	34,007	984,503
Universal Corp.	3,291	161,325
Vector Group Ltd.	6,079	99,270
WhiteWave Foods Co., Class A *	16,659	318,520

		106,786,915

Health Care Equipment & Services 4.5%
Abaxis, Inc.	2,805	109,900
Abbott Laboratories	190,905	6,362,864
ABIOMED, Inc. *	3,756	88,454
Acadia Healthcare Co., Inc. *	8,330	319,289
Aetna, Inc.	46,144	2,925,068
Air Methods Corp.	3,633	148,662
Alere, Inc. *	9,873	307,741
Align Technology, Inc. *	8,274	360,333
Allscripts Healthcare Solutions, Inc. *	23,037	334,958
AmerisourceBergen Corp.	28,113	1,600,192
AmSurg Corp. *	3,549	132,342
Analogic Corp.	1,301	97,107
ArthroCare Corp. *	3,385	107,203
athenahealth, Inc. *	4,388	462,890
Baxter International, Inc.	66,917	4,654,747
Becton Dickinson & Co.	23,637	2,301,771
Bio-Reference Labs, Inc. *(a)	2,766	80,020
BioScrip, Inc. *	6,700	81,740
Boston Scientific Corp. *	171,249	1,811,814
Brookdale Senior Living, Inc. *	10,970	274,469
C.R. Bard, Inc.	9,137	1,049,567
Cantel Medical Corp.	4,941	127,972
Cardinal Health, Inc.	40,883	2,055,597
CareFusion Corp. *	27,425	983,186
Centene Corp. *	6,582	376,161
Cerner Corp. *	35,104	1,616,890
Chemed Corp.	2,241	156,063
Cigna Corp.	35,232	2,772,406
Community Health Systems, Inc.	12,067	473,750
Computer Programs & Systems, Inc.	1,294	71,118
CONMED Corp.	3,328	103,468
Covidien plc	58,141	3,453,575
Cyberonics, Inc. *	2,588	131,652
DaVita HealthCare Partners, Inc. *	10,167	1,093,054
DENTSPLY International, Inc.	17,552	737,008
Dexcom, Inc. *	9,873	267,065
Edwards Lifesciences Corp. *	14,261	1,003,689
Emeritus Corp. *	3,479	75,877
Endologix, Inc. *	6,703	106,041
Express Scripts Holding Co. *	98,333	6,281,512
Globus Medical, Inc., Class A *	7,111	125,296
Greatbatch, Inc. *	2,600	88,322
Haemonetics Corp. *	6,582	262,293
Hanger, Inc. *	3,824	117,435
HCA Holdings, Inc.	29,229	1,116,256
Health Management Associates, Inc., Class A *	31,813	409,115
Health Net, Inc. *	12,067	364,182
HEALTHSOUTH Corp. *	10,970	345,116
HealthStream, Inc. *	2,300	76,245
HeartWare International, Inc. *	1,627	127,882
Henry Schein, Inc. *	10,970	1,108,519
Hill-Rom Holdings, Inc.	7,679	262,161
HMS Holdings Corp. *	10,047	251,075
Hologic, Inc. *	30,716	655,479
Humana, Inc.	19,746	1,818,212
ICU Medical, Inc. *	1,283	91,709
IDEXX Laboratories, Inc. *	6,596	618,837
Insulet Corp. *	5,485	182,870
Integra LifeSciences Holdings Corp. *	3,305	134,315
Intuitive Surgical, Inc. *	4,877	1,885,058
IPC The Hospitalist Co. *	1,583	81,430
Kindred Healthcare, Inc.	10,970	161,259
Laboratory Corp. of America Holdings *	12,067	1,155,053
Landauer, Inc.	1,150	54,602
LifePoint Hospitals, Inc. *	6,582	297,704
Magellan Health Services, Inc. *	4,388	246,649
Masimo Corp.	6,582	162,839
McKesson Corp.	28,522	3,462,856
MedAssets, Inc. *	6,608	148,151
Medidata Solutions, Inc. *	2,805	250,879
MEDNAX, Inc. *	5,785	563,285
Medtronic, Inc.	123,005	6,365,509
Meridian Bioscience, Inc.	7,679	172,701
Merit Medical Systems, Inc. *	5,485	70,208
Molina Healthcare, Inc. *	3,480	116,197
MWI Veterinary Supply, Inc. *	1,344	204,396
National Healthcare Corp.	1,150	53,061
Neogen Corp. *	3,291	178,043
NuVasive, Inc. *	5,672	133,405
NxStage Medical, Inc. *	6,582	81,288
Omnicare, Inc.	14,261	775,371
Omnicell, Inc. *	3,650	79,351
Orthofix International N.V. *	2,232	49,260
Owens & Minor, Inc.	7,679	261,931

See financial notes 29

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Patterson Cos., Inc.	10,067	401,472
Quest Diagnostics, Inc.	18,949	1,110,790
Quidel Corp. *	3,880	102,898
ResMed, Inc. (a)	17,552	829,156
Select Medical Holdings Corp.	10,185	86,267
Sirona Dental Systems, Inc. *	6,657	431,174
St. Jude Medical, Inc.	37,881	1,909,581
STERIS Corp.	6,582	269,138
Stryker Corp.	34,501	2,307,772
Team Health Holdings, Inc. *	8,207	315,395
Teleflex, Inc.	5,485	422,784
Tenet Healthcare Corp. *	14,602	570,208
The Cooper Cos., Inc.	5,485	716,396
The Ensign Group, Inc.	1,650	63,773
Thoratec Corp. *	6,582	235,175
Triple-S Management Corp., Class B *	3,604	67,215
UnitedHealth Group, Inc.	124,355	8,921,228
Universal American Corp.	9,873	72,073
Universal Health Services, Inc., Class B	10,970	743,218
Vanguard Health Systems, Inc. *	8,173	171,224
Varian Medical Systems, Inc. *	13,369	941,846
VCA Antech, Inc. *	9,873	269,434
Volcano Corp. *	6,582	140,986
WellCare Health Plans, Inc. *	5,485	349,230
WellPoint, Inc.	36,541	3,111,101
West Pharmaceutical Services, Inc.	4,388	324,493
Wright Medical Group, Inc. *	6,582	158,429
Zimmer Holdings, Inc.	20,990	1,660,099

		97,365,575

Household & Personal Products 2.0%
Avon Products, Inc.	51,559	1,019,321
Church & Dwight Co., Inc.	17,552	1,041,711
Colgate-Palmolive Co.	107,706	6,222,176
Coty, Inc., Class A *	10,543	171,851
Elizabeth Arden, Inc. *	2,688	93,354
Energizer Holdings, Inc.	7,793	770,182
Harbinger Group, Inc. *	6,900	63,411
Herbalife Ltd. (a)	14,261	870,064
Kimberly-Clark Corp.	46,609	4,357,009
Nu Skin Enterprises, Inc., Class A	7,679	642,809
Prestige Brands Holdings, Inc. *	5,778	187,612
Revlon, Inc., Class A *	3,650	81,687
Spectrum Brands Holdings, Inc.	2,636	159,583
The Clorox Co.	15,505	1,282,264
The Estee Lauder Cos., Inc., Class A	28,822	1,883,806
The Procter & Gamble Co.	330,743	25,761,572
WD-40 Co.	1,525	88,725

		44,697,137

Insurance 3.2%
ACE Ltd.	40,789	3,578,011
Aflac, Inc.	57,044	3,296,573
Alleghany Corp. *	2,194	849,275
Allied World Assurance Co. Holdings AG	4,388	402,511
Ambac Financial Group, Inc. *	7,162	158,710
American Equity Investment Life Holding Co.	7,181	142,256
American Financial Group, Inc.	9,322	480,363
American International Group, Inc. *	178,101	8,274,572
American National Insurance Co.	1,128	118,406
AMERISAFE, Inc.	2,200	71,698
AmTrust Financial Services, Inc. (a)	3,825	136,640
Aon plc	37,391	2,482,015
Arch Capital Group Ltd. *	16,455	877,216
Argo Group International Holdings Ltd.	4,789	195,583
Arthur J. Gallagher & Co.	15,358	634,900
Aspen Insurance Holdings Ltd.	8,776	312,162
Assurant, Inc.	9,378	497,409
Assured Guaranty Ltd.	23,270	462,840
Axis Capital Holdings Ltd.	14,302	614,843
Brown & Brown, Inc.	14,261	444,088
Cincinnati Financial Corp.	18,649	851,886
CNA Financial Corp.	4,404	155,373
CNO Financial Group, Inc.	27,833	378,251
Employers Holdings, Inc.	4,388	116,326
Endurance Specialty Holdings Ltd.	5,260	263,631
Enstar Group Ltd. *	1,097	147,843
Erie Indemnity Co., Class A	3,305	243,777
Everest Re Group Ltd.	6,021	824,576
FBL Financial Group, Inc., Class A	2,466	108,701
Fidelity National Financial, Inc., Class A	25,372	601,570
First American Financial Corp.	13,164	275,128
Genworth Financial, Inc., Class A *	58,141	686,064
Greenlight Capital Re Ltd., Class A *	3,291	88,363
Hartford Financial Services Group, Inc.	52,745	1,561,252
HCC Insurance Holdings, Inc.	13,164	555,521
Hilltop Holdings, Inc. *	15,420	241,477
Horace Mann Educators Corp.	4,993	131,616
Infinity Property & Casualty Corp.	1,097	66,379
Kemper Corp.	6,582	223,459
Lincoln National Corp.	33,351	1,402,076
Loews Corp.	37,533	1,668,717
Maiden Holdings Ltd.	5,850	76,518
Markel Corp. *	1,497	764,518
Marsh & McLennan Cos., Inc.	65,354	2,694,545
MBIA, Inc. *	18,064	213,697
Mercury General Corp.	4,388	192,545
MetLife, Inc.	131,297	6,064,608
Montpelier Re Holdings Ltd.	6,723	167,067
Old Republic International Corp.	28,666	407,057
OneBeacon Insurance Group Ltd., Class A	3,127	44,654
PartnerRe Ltd.	7,102	618,939
Platinum Underwriters Holdings Ltd.	3,685	212,919
Primerica, Inc.	5,485	203,658
Principal Financial Group, Inc.	34,049	1,393,285
ProAssurance Corp.	7,454	351,382
Protective Life Corp.	9,873	412,593
Prudential Financial, Inc.	56,141	4,203,838
Reinsurance Group of America, Inc.	8,776	568,773

30 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
RenaissanceRe Holdings Ltd.	5,521	482,535
RLI Corp.	2,194	171,329
Safety Insurance Group, Inc.	2,194	110,007
Selective Insurance Group, Inc.	6,582	150,925
StanCorp Financial Group, Inc.	5,485	286,975
Symetra Financial Corp.	9,103	157,209
The Allstate Corp.	56,220	2,694,062
The Chubb Corp.	31,932	2,655,784
The Hanover Insurance Group, Inc.	6,582	350,623
The Navigators Group, Inc. *	1,103	60,367
The Progressive Corp.	68,425	1,715,415
The Travelers Cos., Inc.	46,103	3,683,630
Torchmark Corp.	11,114	765,643
Tower Group International Ltd.	4,873	68,856
United Fire Group, Inc.	2,400	68,856
Unum Group	32,201	950,896
Validus Holdings Ltd.	11,209	387,944
W.R. Berkley Corp.	13,308	547,225
White Mountains Insurance Group Ltd.	512	286,592
Willis Group Holdings plc	20,698	854,413
XL Group plc	34,771	1,027,831

		70,689,770

Materials 3.8%
A. Schulman, Inc.	3,444	92,850
Air Products & Chemicals, Inc.	25,384	2,592,722
Airgas, Inc.	8,093	822,653
Albemarle Corp.	10,970	684,199
Alcoa, Inc.	127,556	982,181
Allegheny Technologies, Inc.	12,567	335,665
AMCOL International Corp.	2,752	90,733
American Vanguard Corp.	2,566	64,355
Aptargroup, Inc.	7,679	451,602
Ashland, Inc.	8,776	765,355
Avery Dennison Corp.	13,164	562,893
Axiall Corp.	8,791	351,904
Balchem Corp.	4,388	210,010
Ball Corp.	18,791	834,696
Bemis Co., Inc.	13,164	523,796
Berry Plastics Group, Inc. *	9,228	212,336
Boise, Inc.	14,261	121,932
Cabot Corp.	7,679	307,083
Calgon Carbon Corp. *	6,652	114,414
Carpenter Technology Corp.	5,485	294,928
Celanese Corp., Series A	19,746	972,293
CF Industries Holdings, Inc.	7,679	1,461,621
Chemtura Corp. *	13,164	288,555
Clearwater Paper Corp. *	3,291	156,849
Cliffs Natural Resources, Inc. (a)	17,552	366,310
Coeur Mining, Inc. *	10,243	147,909
Commercial Metals Co.	14,261	212,204
Compass Minerals International, Inc.	4,388	323,527
Crown Holdings, Inc. *	17,846	775,587
Cytec Industries, Inc.	5,485	410,168
Deltic Timber Corp.	1,325	79,699
Domtar Corp.	4,388	289,608
E.I. du Pont de Nemours & Co.	112,991	6,397,550
Eagle Materials, Inc.	6,067	389,259
Eastman Chemical Co.	18,649	1,417,324
Ecolab, Inc.	31,813	2,906,118
Ferro Corp. *	17,960	132,006
Flotek Industries, Inc. *	4,900	96,971
FMC Corp.	16,502	1,099,198
Freeport-McMoRan Copper & Gold, Inc.	125,409	3,789,860
Globe Specialty Metals, Inc.	5,948	76,432
Graphic Packaging Holding Co. *	25,973	215,836
Greif, Inc., Class A	4,388	236,382
H.B. Fuller Co.	5,727	213,560
Haynes International, Inc.	2,194	97,041
Headwaters, Inc. *	17,960	153,738
Hecla Mining Co.	30,243	103,431
Horsehead Holding Corp. *	5,012	59,492
Huntsman Corp.	21,940	383,950
Innophos Holdings, Inc.	3,291	161,160
International Flavors & Fragrances, Inc.	9,873	780,066
International Paper Co.	53,776	2,538,765
Kaiser Aluminum Corp.	2,194	151,649
KapStone Paper and Packaging Corp.	5,505	231,210
Koppers Holdings, Inc.	3,291	127,592
Kraton Performance Polymers, Inc. *	3,589	66,576
Kronos Worldwide, Inc. (a)	5,620	83,232
Louisiana-Pacific Corp. *	16,455	246,167
LSB Industries, Inc. *	2,196	65,924
LyondellBasell Industries N.V., Class A	45,699	3,205,785
Martin Marietta Materials, Inc.	5,485	526,834
Materion Corp.	2,300	67,620
MeadWestvaco Corp.	20,843	747,222
Minerals Technologies, Inc.	4,416	196,070
Molycorp, Inc. *(a)	16,970	103,517
Monsanto Co.	64,723	6,335,735
Myers Industries, Inc.	4,388	81,441
Neenah Paper, Inc.	1,550	56,730
NewMarket Corp.	1,223	335,322
Newmont Mining Corp.	60,412	1,919,289
Nucor Corp.	37,804	1,719,704
Olin Corp.	10,970	253,407
OM Group, Inc. *	3,291	93,530
Owens-Illinois, Inc. *	20,843	591,733
P.H. Glatfelter Co.	4,832	123,796
Packaging Corp. of America	12,067	640,034
PolyOne Corp.	10,970	296,409
PPG Industries, Inc.	17,127	2,675,409
Praxair, Inc.	36,201	4,249,997
Quaker Chemical Corp.	2,194	145,594
Reliance Steel & Aluminum Co.	8,823	588,406
Resolute Forest Products *	11,576	145,973
Rock-Tenn Co., Class A	8,917	990,768
Rockwood Holdings, Inc.	9,076	579,593
Royal Gold, Inc.	7,694	446,483
RPM International, Inc.	16,455	559,141
RTI International Metals, Inc. *	3,449	106,816
Schweitzer-Mauduit International, Inc.	4,388	251,301
Sealed Air Corp.	23,306	661,890
Sensient Technologies Corp.	6,582	272,890
Sigma-Aldrich Corp.	14,414	1,188,723

See financial notes 31

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Silgan Holdings, Inc.	5,586	263,548
Sonoco Products Co.	12,067	449,254
Steel Dynamics, Inc.	26,328	401,765
Stepan Co.	2,194	123,829
Stillwater Mining Co. *	13,546	154,289
SunCoke Energy, Inc. *	7,088	111,494
Texas Industries, Inc. *	2,388	140,176
The Dow Chemical Co.	145,358	5,436,389
The Mosaic Co.	33,163	1,381,239
The Scotts Miracle-Gro Co., Class A	5,485	289,114
The Sherwin-Williams Co.	10,420	1,796,408
The Valspar Corp.	10,970	681,895
Tredegar Corp.	2,706	60,479
Tronox Ltd., Class A	10,062	214,924
United States Steel Corp. (a)	17,385	311,192
Valhi, Inc.	7,695	151,745
Vulcan Materials Co.	15,464	739,179
W.R. Grace & Co. *	8,679	697,358
Walter Energy, Inc. (a)	7,863	101,747
Wausau Paper Corp.	1,703	18,682
Westlake Chemical Corp.	2,341	236,862
Worthington Industries, Inc.	7,711	257,008

		82,296,864

Media 3.6%
AMC Networks, Inc., Class A *	7,679	475,944
Arbitron, Inc.	3,291	154,874
Belo Corp., Class A	12,067	170,627
Cablevision Systems Corp., Class A	25,895	459,118
CBS Corp., Class B Non Voting Shares	68,944	3,523,038
Charter Communications, Inc., Class A *	7,971	967,839
Cinemark Holdings, Inc.	13,164	387,943
Clear Channel Outdoor Holdings, Inc., Class A *	19,043	143,965
Comcast Corp., Class A	317,560	13,366,100
DIRECTV *	67,370	3,919,587
Discovery Communications, Inc., class A *	29,713	2,303,055
DISH Network Corp., Class A	24,795	1,114,783
DreamWorks Animation SKG, Inc., Class A *	8,324	235,569
Gannett Co., Inc.	30,716	739,948
John Wiley & Sons, Inc., Class A	5,885	257,763
Lamar Advertising Co., Class A *	7,679	323,056
Liberty Global plc, Class A *	43,118	3,349,406
Liberty Media Corp. *	13,311	1,816,685
Live Nation Entertainment, Inc. *	16,546	278,966
Loral Space & Communications, Inc.	2,194	145,045
Meredith Corp.	5,485	235,910
Morningstar, Inc.	3,291	247,121
National CineMedia, Inc.	7,707	138,572
News Corp., Class A *	59,958	941,341
Nexstar Broadcasting Group, Inc., Class A	3,054	102,523
Omnicom Group, Inc.	31,907	1,935,160
Regal Entertainment Group, Class A (a)	9,873	176,628
Scholastic Corp.	2,596	76,608
Scripps Networks Interactive, Inc., Class A	10,970	806,624
Sinclair Broadcast Group, Inc., Class A	5,850	139,932
Sirius XM Radio, Inc.	396,288	1,418,711
Starz, Class A *	13,311	332,243
The Interpublic Group of Cos., Inc.	52,691	828,302
The Madison Square Garden Co., Class A *	7,035	409,437
The New York Times Co., Class A *	19,746	220,168
The Walt Disney Co.	218,774	13,308,022
The Washington Post Co., Class B	412	232,368
Time Warner Cable, Inc.	35,136	3,771,850
Time Warner, Inc.	112,360	6,801,151
Twenty-First Century Fox, Inc.	239,972	7,518,323
Valassis Communications, Inc.	5,485	151,112
Viacom, Inc., Class B	53,876	4,286,375

		78,211,792

Pharmaceuticals, Biotechnology & Life Sciences 8.0%
AbbVie, Inc.	190,905	8,134,462
ACADIA Pharmaceuticals, Inc. *	11,720	233,931
Achillion Pharmaceuticals, Inc. *	8,056	51,961
Acorda Therapeutics, Inc. *	4,629	156,414
Actavis, Inc. *	15,372	2,077,987
Aegerion Pharmaceuticals, Inc. *	2,948	255,533
Agilent Technologies, Inc.	41,686	1,944,235
Akorn, Inc. *	7,770	139,627
Alexion Pharmaceuticals, Inc. *	23,737	2,557,899
Alkermes plc *	17,620	559,435
Allergan, Inc.	37,298	3,296,397
Alnylam Pharmaceuticals, Inc. *	7,048	365,086
Amgen, Inc.	90,572	9,866,914
Arena Pharmaceuticals, Inc. *(a)	23,343	149,629
ARIAD Pharmaceuticals, Inc. *	21,940	408,084
Array BioPharma, Inc. *	11,000	61,710
Auxilium Pharmaceuticals, Inc. *	5,485	95,713
AVANIR Pharmaceuticals, Inc., Class A *	30,243	154,239
Bio-Rad Laboratories, Inc., Class A *	2,194	250,138
Biogen Idec, Inc. *	28,595	6,091,307
BioMarin Pharmaceutical, Inc. *	17,188	1,125,298
Bristol-Myers Squibb Co.	199,117	8,301,188
Bruker Corp. *	9,873	197,855
Celgene Corp. *	50,231	7,031,335
Celldex Therapeutics, Inc. *	9,460	205,471
Cepheid, Inc. *	8,776	314,005
Charles River Laboratories International, Inc. *	5,779	266,123
Clovis Oncology, Inc. *	3,449	222,461
Covance, Inc. *	7,679	622,306
Cubist Pharmaceuticals, Inc. *	7,679	486,541
Eli Lilly & Co.	119,593	6,147,080
Emergent Biosolutions, Inc. *	5,580	98,096
Endo Health Solutions, Inc. *	14,261	585,984
Exact Sciences Corp. *	6,798	78,653

32 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Exelixis, Inc. *(a)	17,593	88,141
Forest Laboratories, Inc. *	27,866	1,185,141
Genomic Health, Inc. *	2,592	81,700
Gilead Sciences, Inc. *	184,342	11,110,292
Halozyme Therapeutics, Inc. *	10,970	91,161
Hospira, Inc. *	19,746	770,686
Idenix Pharmaceuticals, Inc. *(a)	14,512	69,367
Illumina, Inc. *	15,358	1,195,467
ImmunoGen, Inc. *	9,873	157,968
Impax Laboratories, Inc. *	9,877	201,293
Incyte Corp. *	15,526	526,176
Infinity Pharmaceuticals, Inc. *	8,063	149,246
Intercept Pharmaceuticals, Inc. *	2,248	102,824
InterMune, Inc. *	9,584	136,955
Ironwood Pharmaceuticals, Inc. *	11,126	129,618
Isis Pharmaceuticals, Inc. *	14,356	370,815
Jazz Pharmaceuticals plc *	6,320	554,201
Johnson & Johnson	339,594	29,344,318
Lexicon Pharmaceuticals, Inc. *	52,819	131,519
Life Technologies Corp. *	21,940	1,632,555
Ligand Pharmaceuticals, Inc., Class B *	3,122	150,137
Luminex Corp. *	5,485	111,346
Mallinckrodt plc *	7,224	315,328
MannKind Corp. *(a)	43,297	250,690
Medivation, Inc. *	8,776	496,107
Merck & Co., Inc.	366,430	17,328,475
Merrimack Pharmaceuticals, Inc. *(a)	10,247	34,635
Mettler-Toledo International, Inc. *	3,538	779,174
Momenta Pharmaceuticals, Inc. *	5,771	81,313
Mylan, Inc. *	50,462	1,783,327
Myriad Genetics, Inc. *	10,970	287,085
Nektar Therapeutics *	16,455	200,422
Neurocrine Biosciences, Inc. *	8,864	129,148
NPS Pharmaceuticals, Inc. *	13,279	333,303
Onyx Pharmaceuticals, Inc. *	9,030	1,115,927
Opko Health, Inc. *(a)	19,746	182,453
Optimer Pharmaceuticals, Inc. *	6,809	85,181
Pacira Pharmaceuticals, Inc. *	3,350	121,337
PAREXEL International Corp. *	7,679	356,536
PDL BioPharma, Inc. (a)	21,940	174,204
PerkinElmer, Inc.	15,358	552,427
Perrigo Co.	10,887	1,323,315
Pfizer, Inc.	805,537	22,724,199
Pharmacyclics, Inc. *	6,582	733,893
Puma Biotechnology, Inc. *	3,772	191,014
Questcor Pharmaceuticals, Inc.	7,679	512,036
Quintiles Transnational Holdings, Inc. *	3,014	130,386
Regeneron Pharmaceuticals, Inc. *	9,349	2,265,356
Salix Pharmaceuticals Ltd. *	6,582	440,599
Santarus, Inc. *	6,844	154,127
Sarepta Therapeutics, Inc. *(a)	3,291	112,322
Seattle Genetics, Inc. *	12,108	513,379
Sequenom, Inc. *(a)	16,036	46,825
Synageva BioPharma Corp. *	4,646	217,944
Techne Corp.	4,388	340,114
The Medicines Co. *	6,624	209,385
Theravance, Inc. *	8,901	319,101
Thermo Fisher Scientific, Inc.	43,329	3,848,915
United Therapeutics Corp. *	6,582	466,730
Vertex Pharmaceuticals, Inc. *	27,853	2,093,153
ViroPharma, Inc. *	8,832	266,285
VIVUS, Inc. *(a)	10,970	137,454
Warner Chilcott plc, Class A	22,346	479,322
Waters Corp. *	10,970	1,084,385
Zoetis, Inc.	59,627	1,738,127

		175,779,461

Real Estate 3.4%
Acadia Realty Trust	5,538	129,202
AG Mortgage Investment Trust, Inc.	2,400	42,144
Alexander & Baldwin, Inc. *	5,485	197,295
Alexander’s, Inc.	699	191,477
Alexandria Real Estate Equities, Inc.	9,240	569,831
Altisource Portfolio Solutions S.A. *	2,522	328,869
American Assets Trust, Inc.	3,751	111,067
American Campus Communities, Inc.	12,349	411,345
American Capital Agency Corp.	46,914	1,067,763
American Capital Mortgage Investment Corp.	7,829	156,893
American Homes 4 Rent, Class A *	8,063	128,040
American Tower Corp.	48,268	3,354,143
Annaly Capital Management, Inc.	119,573	1,395,417
Anworth Mortgage Asset Corp.	24,134	106,914
Apartment Investment & Management Co., Class A	17,558	483,372
Apollo Residential Mortgage, Inc.	2,600	39,546
ARMOUR Residential REIT, Inc.	45,731	191,156
Ashford Hospitality Trust Inc.	8,776	101,187
Associated Estates Realty Corp.	4,993	68,754
AvalonBay Communities, Inc.	14,720	1,823,808
Aviv REIT, Inc. (a)	5,915	134,389
BioMed Realty Trust, Inc.	22,659	417,152
Boston Properties, Inc.	18,649	1,911,522
Brandywine Realty Trust	18,649	239,080
BRE Properties, Inc.	9,076	435,557
Camden Property Trust	9,873	610,053
Campus Crest Communities, Inc.	11,850	125,373
CapLease, Inc.	21,159	180,063
Capstead Mortgage Corp.	13,164	154,545
CBL & Associates Properties, Inc.	20,843	400,186
CBRE Group, Inc., Class A *	36,418	796,462
Chesapeake Lodging Trust	8,535	187,855
Chimera Investment Corp.	118,566	348,584
Colonial Properties Trust	10,970	242,327
Colony Financial, Inc.	7,941	156,994
CommonWealth REIT	14,980	367,759
Coresite Realty Corp.	2,194	66,763
Corporate Office Properties Trust	9,312	212,127
Corrections Corp. of America	14,649	482,538
Cousins Properties, Inc.	20,352	202,095
CubeSmart	13,164	219,181
CYS Investments, Inc.	19,905	152,870
DCT Industrial Trust, Inc.	37,298	249,524
DDR Corp.	29,619	459,687
DiamondRock Hospitality Co.	23,075	223,597

See financial notes 33

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Digital Realty Trust, Inc. (a)	15,358	853,905
Douglas Emmett, Inc.	15,358	354,770
Duke Realty Corp.	37,517	547,373
DuPont Fabros Technology, Inc.	7,679	175,004
EastGroup Properties, Inc.	4,388	246,606
Education Realty Trust, Inc.	13,164	113,079
EPR Properties	5,079	248,769
Equity Lifestyle Properties, Inc.	10,970	381,208
Equity One, Inc.	7,038	149,628
Equity Residential	38,703	2,008,299
Essex Property Trust, Inc.	4,388	628,844
Excel Trust, Inc.	11,850	138,171
Extra Space Storage, Inc.	12,067	497,522
Federal Realty Investment Trust	7,679	747,243
FelCor Lodging Trust, Inc. *	15,358	84,623
First Industrial Realty Trust, Inc.	10,970	165,976
First Potomac Realty Trust	5,815	72,339
Forest City Enterprises, Inc., Class A *	15,646	280,063
Forestar Group, Inc. *	3,750	74,850
Franklin Street Properties Corp.	9,873	120,253
General Growth Properties, Inc.	53,971	1,035,164
Getty Realty Corp.	2,800	51,128
Glimcher Realty Trust	16,455	162,905
Government Properties Income Trust	5,494	128,450
Hatteras Financial Corp.	11,570	211,731
HCP, Inc.	54,218	2,208,299
Health Care REIT, Inc.	34,337	2,109,665
Healthcare Realty Trust, Inc.	10,179	228,926
Healthcare Trust of America, Inc.	21,656	223,057
Hersha Hospitality Trust	17,830	93,429
Highwoods Properties, Inc.	12,303	415,595
Home Properties, Inc.	6,582	379,781
Hospitality Properties Trust	15,358	414,973
Host Hotels & Resorts, Inc.	89,937	1,531,627
Hudson Pacific Properties, Inc.	11,324	225,914
Inland Real Estate Corp.	9,064	88,918
Invesco Mortgage Capital, Inc.	13,664	209,196
Investors Real Estate Trust	10,147	82,698
iStar Financial, Inc. *	8,800	97,504
Jones Lang LaSalle, Inc.	5,485	451,086
Kennedy-Wilson Holdings, Inc.	5,485	101,143
Kilroy Realty Corp.	8,776	428,181
Kimco Realty Corp.	49,365	988,781
LaSalle Hotel Properties	9,873	261,931
Lexington Realty Trust	21,954	257,301
Liberty Property Trust	17,800	615,880
LTC Properties, Inc.	3,485	123,474
Mack-Cali Realty Corp.	10,193	220,169
Medical Properties Trust, Inc.	15,964	184,384
MFA Financial, Inc.	42,783	308,038
Mid-America Apartment Communities, Inc.	4,688	289,062
National Health Investors, Inc.	2,535	139,172
National Retail Properties, Inc.	14,930	457,306
NorthStar Realty Finance Corp.	23,952	209,820
OMEGA Healthcare Investors, Inc.	13,164	373,858
Parkway Properties, Inc.	5,520	90,252
Pebblebrook Hotel Trust	6,936	177,562
Pennsylvania REIT	7,679	142,445
Pennymac Mortgage Investment Trust	6,880	144,824
Piedmont Office Realty Trust, Inc., Class A	21,940	376,929
Plum Creek Timber Co., Inc.	19,746	874,945
Post Properties, Inc.	6,582	297,704
Potlatch Corp.	5,485	211,502
Prologis, Inc.	60,509	2,132,337
PS Business Parks, Inc.	1,691	122,885
Public Storage	17,552	2,679,664
Ramco-Gershenson Properties Trust	5,485	79,423
Rayonier, Inc.	15,358	848,376
Realogy Holdings Corp. *	18,439	780,523
Realty Income Corp.	24,424	964,748
Redwood Trust, Inc. (a)	12,067	214,672
Regency Centers Corp.	10,970	521,624
Resource Capital Corp.	10,250	59,655
Retail Opportunity Investments Corp.	5,815	75,246
Retail Properties of America, Inc., Class A	15,223	203,075
RLJ Lodging Trust	14,550	334,359
Rouse Properties, Inc. (a)	4,596	85,210
Ryman Hospitality Properties, Inc.	6,234	205,971
Sabra Health Care REIT, Inc.	4,432	97,992
Saul Centers, Inc.	1,452	63,031
Select Income REIT	2,674	65,058
Senior Housing Properties Trust	24,561	558,763
Silver Bay Realty Trust Corp.	1,524	24,033
Simon Property Group, Inc.	37,898	5,519,086
SL Green Realty Corp.	10,970	956,474
Sovran Self Storage, Inc.	3,299	218,625
Spirit Realty Capital, Inc.	49,645	432,408
STAG Industrial, Inc.	3,650	73,000
Starwood Property Trust, Inc.	20,665	515,178
Strategic Hotels & Resorts, Inc. *	21,940	177,933
Summit Hotel Properties, Inc.	11,850	113,049
Sun Communities, Inc.	3,303	141,930
Sunstone Hotel Investors, Inc. *	16,465	198,074
Tanger Factory Outlet Centers	11,175	344,749
Taubman Centers, Inc.	7,679	517,641
The Geo Group, Inc.	9,945	310,383
The Howard Hughes Corp. *	3,291	336,340
The Macerich Co.	16,455	926,087
The St. Joe Co. *	12,067	233,014
Two Harbors Investment Corp.	42,270	401,988
UDR, Inc.	29,972	677,067
Universal Health Realty Income Trust	2,194	88,001
Ventas, Inc.	35,404	2,204,253
Vornado Realty Trust	20,140	1,637,382
Washington REIT	7,679	187,060
Weingarten Realty Investors	15,358	440,928
Weyerhaeuser Co.	69,684	1,907,948
WP Carey, Inc.	6,626	435,527

		74,498,510

Retailing 4.5%
Aaron’s, Inc.	9,873	267,262
Abercrombie & Fitch Co., Class A	9,873	348,616

34 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Advance Auto Parts, Inc.	8,790	703,815
Aeropostale, Inc. *	9,873	80,267
Amazon.com, Inc. *	43,888	12,331,650
American Eagle Outfitters, Inc.	21,940	317,472
Ann, Inc. *	6,699	232,455
Asbury Automotive Group, Inc. *	3,617	177,703
Ascena Retail Group, Inc. *	17,552	286,449
AutoNation, Inc. *	4,588	214,443
AutoZone, Inc. *	4,541	1,906,948
Barnes & Noble, Inc. *	4,953	67,708
Bed Bath & Beyond, Inc. *	26,400	1,946,736
Best Buy Co., Inc.	32,159	1,157,724
Big Lots, Inc. *	7,807	276,524
Blue Nile, Inc. *	1,350	48,843
Brown Shoe Co., Inc.	6,594	147,837
Cabela’s, Inc. *	5,767	377,912
CarMax, Inc. *	27,425	1,304,333
Chico’s FAS, Inc.	21,940	342,264
Conn’s, Inc. *	2,400	159,864
Core-Mark Holding Co., Inc.	1,097	69,221
CST Brands, Inc. *	7,415	218,742
Dick’s Sporting Goods, Inc.	11,370	527,682
Dillard’s, Inc., Class A	4,388	334,629
Dollar General Corp. *	36,527	1,971,362
Dollar Tree, Inc. *	28,582	1,506,271
DSW, Inc., Class A	3,572	307,513
Expedia, Inc.	11,185	523,011
Express, Inc. *	10,365	217,561
Family Dollar Stores, Inc.	11,448	814,983
Five Below, Inc. *	4,564	167,727
Foot Locker, Inc.	19,746	635,821
Francesca’s Holdings Corp. *	3,750	90,450
Fred’s, Inc., Class A	3,750	58,613
GameStop Corp., Class A	14,649	735,526
Genesco, Inc. *	3,291	202,989
Genuine Parts Co.	18,649	1,436,159
GNC Holdings, Inc., Class A	9,873	502,240
Group 1 Automotive, Inc.	3,291	252,518
Groupon, Inc. *	33,813	343,540
Guess?, Inc.	7,033	214,506
Hibbett Sports, Inc. *	2,788	144,418
HomeAway, Inc. *	3,434	108,308
HSN, Inc.	4,482	241,401
J.C. Penney Co., Inc. *(a)	16,896	210,862
Jos. A. Bank Clothiers, Inc. *	4,388	174,555
Kohl’s Corp.	25,689	1,318,103
L Brands, Inc.	28,716	1,647,150
Liberty Interactive Corp., Class A *	62,055	1,401,202
Liberty Ventures, Series A *	4,474	383,153
Lithia Motors, Inc., Class A	2,194	143,970
LKQ Corp. *	35,504	1,038,137
Lowe’s Cos., Inc.	129,313	5,925,122
Lumber Liquidators Holdings, Inc. *	2,866	284,938
Macy’s, Inc.	48,409	2,150,812
Monro Muffler Brake, Inc.	3,501	154,989
Netflix, Inc. *	6,582	1,868,696
Nordstrom, Inc.	18,093	1,008,323
O’Reilly Automotive, Inc. *	14,349	1,760,766
Office Depot, Inc. *	33,500	140,365
OfficeMax, Inc.	10,150	110,330
Penske Automotive Group, Inc.	4,742	185,080
PetSmart, Inc.	13,307	937,212
Pier 1 Imports, Inc.	13,164	288,555
Pool Corp.	6,582	342,856
Priceline.com, Inc. *	6,209	5,827,333
Rent-A-Center, Inc.	6,847	256,831
Restoration Hardware Holdings, Inc. *	3,451	239,948
Ross Stores, Inc.	27,633	1,858,596
rue21, Inc. *	1,550	63,318
Saks, Inc. *	12,249	195,127
Sally Beauty Holdings, Inc. *	18,649	487,298
Sears Holdings Corp. *(a)	3,932	173,952
Select Comfort Corp. *	7,679	189,671
Shutterfly, Inc. *	4,404	228,832
Signet Jewelers Ltd.	9,873	655,567
Sonic Automotive, Inc., Class A	5,495	119,736
Stage Stores, Inc.	4,388	81,748
Staples, Inc.	82,275	1,144,445
Target Corp.	78,433	4,965,593
The Buckle, Inc. (a)	3,291	170,408
The Cato Corp., Class A	3,310	83,280
The Children’s Place Retail Stores, Inc. *	2,588	137,630
The Finish Line, Inc., Class A	5,929	124,272
The Gap, Inc.	35,624	1,440,635
The Home Depot, Inc.	176,151	13,121,488
The Men’s Wearhouse, Inc.	6,582	247,812
Tiffany & Co.	14,308	1,103,290
Tile Shop Holdings, Inc. *	6,235	165,664
TJX Cos., Inc.	88,006	4,639,676
Tractor Supply Co.	8,776	1,073,919
TripAdvisor, Inc. *	13,238	979,215
Ulta Salon, Cosmetics & Fragrance, Inc. *	7,679	762,064
Urban Outfitters, Inc. *	13,506	566,307
Vitamin Shoppe, Inc. *	4,388	184,823
Williams-Sonoma, Inc.	10,267	579,161

		97,664,831

Semiconductors & Semiconductor Equipment 2.1%
Advanced Energy Industries, Inc. *	3,850	70,186
Advanced Micro Devices, Inc. *(a)	72,612	237,441
Altera Corp.	39,492	1,388,934
Analog Devices, Inc.	36,201	1,675,382
Applied Materials, Inc.	149,225	2,239,867
Atmel Corp. *	54,850	398,211
ATMI, Inc. *	4,388	107,725
Avago Technologies Ltd.	25,803	993,674
Broadcom Corp., Class A	61,744	1,559,653
Brooks Automation, Inc.	8,776	77,229
Cabot Microelectronics Corp. *	3,291	118,871
Cavium, Inc. *	5,671	215,328
Cirrus Logic, Inc. *	8,877	199,732
Cree, Inc. *	15,368	852,770
Cypress Semiconductor Corp. *	17,435	197,364
Diodes, Inc. *	4,388	109,261
Entegris, Inc. *	16,455	154,677
Entropic Communications, Inc. *	10,250	42,845
Fairchild Semiconductor International, Inc. *	14,855	181,380
First Solar, Inc. *	8,643	317,371

See financial notes 35

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Freescale Semiconductor Ltd. *	7,366	105,481
Hittite Microwave Corp. *	2,788	170,514
Integrated Device Technology, Inc. *	17,019	148,235
Intel Corp.	604,447	13,285,745
International Rectifier Corp. *	8,776	209,571
Intersil Corp., Class A	25,621	265,690
KLA-Tencor Corp.	20,843	1,149,491
Kulicke & Soffa Industries, Inc. *	9,873	109,195
Lam Research Corp. *	21,959	1,024,827
Lattice Semiconductor Corp. *	13,888	66,107
Linear Technology Corp.	27,578	1,057,065
LSI Corp. *	67,187	497,856
Marvell Technology Group Ltd.	63,626	770,511
Maxim Integrated Products, Inc.	35,198	980,088
Micrel, Inc.	5,650	51,980
Microchip Technology, Inc.	23,037	894,066
Micron Technology, Inc. *	122,270	1,659,204
Microsemi Corp. *	12,067	310,605
MKS Instruments, Inc.	6,582	164,879
Monolithic Power Systems, Inc.	3,749	114,794
NVIDIA Corp.	74,071	1,092,547
OmniVision Technologies, Inc. *	6,822	105,400
ON Semiconductor Corp. *	52,656	381,229
PMC-Sierra, Inc. *	26,328	164,023
Power Integrations, Inc.	3,319	172,986
Rambus, Inc. *	13,164	107,418
RF Micro Devices, Inc. *	42,783	212,204
Semtech Corp. *	8,776	260,823
Silicon Image, Inc. *	11,100	60,162
Silicon Laboratories, Inc. *	5,485	212,215
Skyworks Solutions, Inc. *	23,037	584,218
Spansion, Inc., Class A *	5,650	58,591
SunEdison, Inc. *	29,673	218,393
SunPower Corp. *(a)	9,173	197,128
Teradyne, Inc. *	21,940	336,779
Tessera Technologies, Inc.	6,582	120,714
Texas Instruments, Inc.	137,219	5,241,766
TriQuint Semiconductor, Inc. *	19,746	148,885
Ultratech, Inc. *	4,388	124,093
Veeco Instruments, Inc. *	4,535	159,269
Xilinx, Inc.	31,140	1,352,099

		45,484,747

Software & Services 9.3%
Accelrys, Inc. *	6,800	61,472
Accenture plc, Class A	78,116	5,643,881
ACI Worldwide, Inc. *	4,578	222,811
Activision Blizzard, Inc.	50,462	823,540
Acxiom Corp. *	10,970	272,934
Adobe Systems, Inc. *	61,376	2,807,952
Advent Software, Inc.	4,388	118,432
Akamai Technologies, Inc. *	21,940	1,008,801
Alliance Data Systems Corp. *	5,832	1,141,322
Amdocs Ltd.	19,237	709,076
Angie’s List, Inc. *(a)	5,244	109,914
ANSYS, Inc. *	11,117	933,606
AOL, Inc. *	12,125	399,276
Aspen Technology, Inc. *	11,123	371,842
Autodesk, Inc. *	27,425	1,007,869
Automatic Data Processing, Inc.	58,335	4,151,119
Blackbaud, Inc.	7,679	276,598
Blucora, Inc. *	4,600	92,092
BMC Software, Inc. *	17,908	823,768
Booz Allen Hamilton Holding Corp.	6,242	126,276
Bottomline Technologies (de), Inc. *	5,485	149,302
Broadridge Financial Solutions, Inc.	15,379	457,679
BroadSoft, Inc. *	3,291	105,937
CA, Inc.	41,042	1,200,478
CACI International, Inc., Class A *	3,291	221,813
Cadence Design Systems, Inc. *	37,017	498,619
Cardtronics, Inc. *	5,485	190,275
Cass Information Systems, Inc.	1,337	70,166
Citrix Systems, Inc. *	23,037	1,630,328
Cognizant Technology Solutions Corp., Class A *	37,149	2,723,022
CommVault Systems, Inc. *	5,485	459,808
Computer Sciences Corp.	18,649	935,247
Compuware Corp.	28,522	304,330
comScore, Inc. *	3,972	113,162
Comverse, Inc. *	2,465	74,566
Concur Technologies, Inc. *	5,485	535,994
Convergys Corp.	15,358	270,762
CoreLogic, Inc. *	12,508	321,456
Cornerstone OnDemand, Inc. *	3,729	192,081
CoStar Group, Inc. *	3,291	488,746
CSG Systems International, Inc.	4,388	103,294
Dealertrack Technologies, Inc. *	5,388	213,311
Demand Media, Inc. *	4,900	31,752
Demandware, Inc. *	1,550	65,224
Dice Holdings, Inc. *	6,600	54,978
Digital River, Inc. *	4,993	86,279
DST Systems, Inc.	4,388	313,172
EarthLink, Inc.	12,543	61,712
eBay, Inc. *	141,586	7,077,884
Ebix, Inc. (a)	3,291	37,419
Electronic Arts, Inc. *	39,492	1,052,067
Ellie Mae, Inc. *	1,650	47,916
EPAM Systems, Inc. *	2,700	86,346
EPIQ Systems, Inc.	3,850	47,163
Equinix, Inc. *	6,164	1,070,933
Euronet Worldwide, Inc. *	6,582	226,092
Exlservice Holdings, Inc. *	3,291	89,219
Facebook, Inc., Class A *	66,336	2,738,350
FactSet Research Systems, Inc. (a)	5,485	561,390
Fair Isaac Corp.	3,747	187,650
Fidelity National Information Services, Inc.	36,641	1,629,059
Fiserv, Inc. *	16,469	1,585,471
FleetCor Technologies, Inc. *	8,019	826,839
Forrester Research, Inc.	1,550	51,119
Fortinet, Inc. *	15,436	305,633
Gartner, Inc. *	10,970	635,931
Genpact Ltd.	15,811	304,362
Global Cash Access Holdings, Inc. *	7,750	59,675
Global Payments, Inc.	9,318	444,003
Google, Inc., Class A *	32,466	27,495,455
Guidewire Software, Inc. *	3,699	170,006

36 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Heartland Payment Systems, Inc.	3,890	143,735
IAC/InterActiveCorp	9,873	484,666
iGate Corp. *	4,839	112,991
Imperva, Inc. *	1,450	68,440
Infoblox, Inc. *	4,400	153,560
Informatica Corp. *	12,667	453,099
Interactive Intelligence Group, Inc. *	1,550	91,295
International Business Machines Corp.	125,997	22,965,473
Intuit, Inc.	33,210	2,109,831
j2 Global, Inc.	5,606	276,039
Jack Henry & Associates, Inc.	10,970	547,403
Jive Software, Inc. *	9,994	123,826
Lender Processing Services, Inc.	10,970	349,943
LinkedIn Corp., Class A *	8,379	2,011,295
Liquidity Services, Inc. *(a)	3,291	97,545
LogMeIn, Inc. *	2,648	78,884
Manhattan Associates, Inc. *	3,291	287,962
ManTech International Corp., Class A	5,630	160,173
Mastercard, Inc., Class A	12,740	7,721,459
MAXIMUS, Inc.	7,420	278,324
Mentor Graphics Corp.	11,882	263,305
MICROS Systems, Inc. *	9,873	482,790
Microsoft Corp.	909,261	30,369,317
MicroStrategy, Inc., Class A *	1,097	100,716
Monotype Imaging Holdings, Inc.	4,388	112,991
Monster Worldwide, Inc. *	16,515	74,318
Netscout Systems, Inc. *	3,803	94,467
NetSuite, Inc. *	3,338	331,897
NeuStar, Inc., Class A *	8,776	443,539
NIC, Inc.	6,582	146,515
Nuance Communications, Inc. *	29,161	556,683
OpenTable, Inc. *	2,694	200,811
Oracle Corp.	446,662	14,230,651
Pandora Media, Inc. *	11,236	206,967
Paychex, Inc.	39,492	1,527,551
Pegasystems, Inc.	2,316	85,345
Progress Software Corp. *	7,060	172,688
Proofpoint, Inc. *	3,550	102,275
PROS Holdings, Inc. *	2,700	88,560
PTC, Inc. *	14,488	377,702
QLIK Technologies, Inc. *	9,062	297,143
QuinStreet, Inc. *	6,600	57,486
Rackspace Hosting, Inc. *	13,164	590,010
RealPage, Inc. *	3,916	81,100
Red Hat, Inc. *	23,037	1,163,829
Responsys, Inc. *	5,000	71,750
Rovi Corp. *	13,502	242,091
SAIC, Inc.	34,215	515,620
Salesforce.com, Inc. *	65,142	3,200,426
Sapient Corp. *	12,635	188,893
ServiceNow, Inc. *	6,022	282,311
SolarWinds, Inc. *	7,159	260,946
Solera Holdings, Inc.	8,079	417,038
Sourcefire, Inc. *	3,791	286,069
Splunk, Inc. *	2,766	152,711
SS&C Technologies Holdings, Inc. *	7,334	259,550
Symantec Corp.	87,246	2,234,370
Synchronoss Technologies, Inc. *	4,388	150,859
Synopsys, Inc. *	17,805	645,609
Syntel, Inc.	1,507	108,308
Take-Two Interactive Software, Inc. *	10,970	201,409
Tangoe, Inc. *	3,650	75,884
TeleTech Holdings, Inc. *	4,458	109,087
Teradata Corp. *	20,843	1,220,566
The Western Union Co.	74,596	1,307,668
TIBCO Software, Inc. *	18,140	408,876
TiVo, Inc. *	16,455	192,030
Total System Services, Inc.	19,184	530,821
Tyler Technologies, Inc. *	4,388	324,229
Ultimate Software Group, Inc. *	3,291	461,431
Unisys Corp. *	5,485	138,003
United Online, Inc.	10,450	82,032
ValueClick, Inc. *	9,873	208,913
Vantiv, Inc., Class A *	14,103	372,460
VeriFone Systems, Inc. *	15,155	300,372
Verint Systems, Inc. *	6,156	204,071
VeriSign, Inc. *	19,746	947,611
VirnetX Holding Corp. *(a)	4,730	91,525
Virtusa Corp. *	2,800	73,696
Visa, Inc., Class A	61,280	10,688,458
VMware, Inc., Class A *	10,065	846,970
Web.com Group, Inc. *	4,388	123,829
WebMD Health Corp. *	5,897	185,284
WEX, Inc. *	4,535	362,936
Workday, Inc., Class A *	2,414	175,087
Yahoo! Inc. *	119,627	3,244,284
Yelp, Inc. *	7,247	376,699
Zillow, Inc., Class A *	1,507	145,350
Zynga, Inc., Class A *	55,070	155,848

		202,952,635

Technology Hardware & Equipment 6.2%
3D Systems Corp. *(a)	11,004	565,606
ADTRAN, Inc.	7,679	185,217
Amphenol Corp., Class A	19,746	1,496,154
Anixter International, Inc. *	3,338	278,923
Apple, Inc.	113,514	55,286,994
ARRIS Group, Inc. *	16,455	257,850
Arrow Electronics, Inc. *	12,708	589,905
Aruba Networks, Inc. *	12,067	200,674
Avnet, Inc. *	18,649	719,105
AVX Corp.	12,669	163,050
Badger Meter, Inc.	1,583	71,362
Belden, Inc.	6,582	373,331
Benchmark Electronics, Inc. *	6,770	148,737
Black Box Corp.	1,650	43,841
Brocade Communications Systems, Inc. *	55,215	408,591
CDW Corp. *	8,589	188,357
Ciena Corp. *	10,970	218,522
Cisco Systems, Inc.	645,838	15,054,484
Cognex Corp.	5,485	312,535
Coherent, Inc.	3,291	184,724
Comtech Telecommunications Corp.	2,336	55,994
Corning, Inc.	182,600	2,563,704
Daktronics, Inc.	5,750	61,468
Dell, Inc.	175,767	2,420,312

See financial notes 37

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Diebold, Inc.	7,679	217,162
Dolby Laboratories, Inc., Class A (a)	3,291	103,436
DTS, Inc. *	2,300	46,138
EchoStar Corp., Class A *	4,662	187,692
Electro Rent Corp.	2,800	47,600
Electronics for Imaging, Inc. *	5,485	160,601
EMC Corp.	254,175	6,552,631
F5 Networks, Inc. *	8,503	708,980
Fabrinet *	4,400	61,424
FARO Technologies, Inc. *	3,291	122,195
FEI Co.	4,459	349,051
Finisar Corp. *	10,970	224,556
FLIR Systems, Inc.	18,649	583,341
Harmonic, Inc. *	17,728	125,337
Harris Corp.	13,458	762,127
Hewlett-Packard Co.	237,040	5,295,474
Infinera Corp. *	21,940	203,384
Ingram Micro, Inc., Class A *	18,649	412,143
Insight Enterprises, Inc. *	5,485	104,818
InterDigital, Inc.	5,485	194,937
Intermec, Inc. *	8,150	80,440
InvenSense, Inc. *(a)	11,760	210,151
IPG Photonics Corp.	3,385	181,978
Itron, Inc. *	4,388	164,374
Ixia *	6,621	96,137
Jabil Circuit, Inc.	24,134	550,738
JDS Uniphase Corp. *	29,619	380,012
Juniper Networks, Inc. *	64,723	1,223,265
Lexmark International, Inc., Class A	5,537	189,144
Littelfuse, Inc.	2,194	161,851
Measurement Specialties, Inc. *	1,683	79,673
Methode Electronics, Inc.	5,000	119,450
Molex, Inc.	17,552	509,359
Motorola Solutions, Inc.	34,315	1,921,983
MTS Systems Corp.	1,528	91,940
National Instruments Corp.	12,067	334,859
NCR Corp. *	18,649	663,531
NetApp, Inc.	44,977	1,868,345
NETGEAR, Inc. *	4,388	126,989
Newport Corp. *	4,500	69,030
OSI Systems, Inc. *	2,241	162,921
Palo Alto Networks, Inc. *	3,782	181,612
Park Electrochemical Corp.	2,566	68,358
Plantronics, Inc.	6,582	284,342
Plexus Corp. *	3,833	125,492
Polycom, Inc. *	16,585	164,689
QLogic Corp. *	7,392	78,281
QUALCOMM, Inc.	207,950	13,782,926
Quantum Corp. *	34,250	49,320
RealD, Inc. *(a)	5,715	46,806
Riverbed Technology, Inc. *	15,462	238,733
Rofin-Sinar Technologies, Inc. *	3,484	78,355
Rogers Corp. *	1,583	87,809
SanDisk Corp.	29,619	1,634,376
Sanmina Corp. *	8,776	142,786
ScanSource, Inc. *	2,770	85,815
Seagate Technology plc	42,230	1,618,254
Sonus Networks, Inc. *	31,233	107,754
Super Micro Computer, Inc. *	4,432	56,907
Synaptics, Inc. *	4,388	169,640
SYNNEX Corp. *	2,650	125,901
TE Connectivity Ltd.	52,660	2,580,340
Tech Data Corp. *	5,485	269,643
Trimble Navigation Ltd. *	30,716	775,579
TTM Technologies, Inc. *	7,147	68,182
Ubiquiti Networks, Inc.	7,144	250,469
Universal Display Corp. *	2,964	102,584
ViaSat, Inc. *	5,485	349,559
Vishay Intertechnology, Inc. *	16,926	207,343
Western Digital Corp.	27,425	1,700,350
Xerox Corp.	157,441	1,571,261
Zebra Technologies Corp., Class A *	6,582	300,139

		134,802,242

Telecommunication Services 2.3%
AT&T, Inc.	650,183	21,995,691
Atlantic Tele-Network, Inc.	2,194	103,645
CenturyLink, Inc.	75,975	2,516,292
Cincinnati Bell, Inc. *	24,134	72,161
Cogent Communications Group, Inc.	5,485	170,200
Consolidated Communications Holdings, Inc.	3,291	54,894
Crown Castle International Corp. *	35,210	2,444,278
Frontier Communications Corp. (a)	119,573	517,751
General Communication, Inc., Class A *	7,768	69,524
Leap Wireless International, Inc. *	11,240	170,623
Level 3 Communications, Inc. *	19,746	441,521
NII Holdings, Inc. *(a)	19,746	118,081
NTELOS Holdings Corp.	3,449	57,322
Premiere Global Services, Inc. *	7,679	74,333
SBA Communications Corp., Class A *	14,961	1,122,075
Shenandoah Telecommunications Co.	6,698	114,871
Sprint Corp. *	103,738	696,082
T-Mobile US, Inc. *	18,940	442,249
Telephone & Data Systems, Inc.	14,261	394,887
tw telecom, Inc. *	18,649	533,734
United States Cellular Corp.	2,194	93,859
USA Mobility, Inc.	6,698	94,576
Verizon Communications, Inc.	346,156	16,400,871
Vonage Holdings Corp. *	42,837	133,651
Windstream Corp. (a)	71,305	575,431

		49,408,602

Transportation 1.9%
Alaska Air Group, Inc.	8,776	496,897
Allegiant Travel Co.	2,194	207,355
AMERCO	1,097	179,469
Atlas Air Worldwide Holdings, Inc. *	3,291	152,044
Avis Budget Group, Inc. *	15,323	410,197
C.H. Robinson Worldwide, Inc.	19,746	1,122,955
Con-way, Inc.	6,668	277,389
CSX Corp.	126,221	3,106,299
Delta Air Lines, Inc.	101,330	1,999,241

38 See financial notes

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Expeditors International of Washington, Inc.	25,231	1,023,369
FedEx Corp.	36,678	3,937,750
Forward Air Corp.	4,388	161,610
Genesee & Wyoming, Inc., Class A *	5,485	474,891
Heartland Express, Inc.	5,990	83,381
Hertz Global Holdings, Inc. *	50,881	1,222,670
Hub Group, Inc., Class A *	4,516	167,769
J.B. Hunt Transport Services, Inc.	10,467	753,624
JetBlue Airways Corp. *	34,007	209,143
Kansas City Southern	13,188	1,390,279
Kirby Corp. *	6,582	529,390
Knight Transportation, Inc.	5,485	89,296
Landstar System, Inc.	6,582	359,706
Matson, Inc.	5,485	146,066
Norfolk Southern Corp.	38,459	2,775,201
Old Dominion Freight Line, Inc. *	8,237	357,651
Roadrunner Transportation Systems, Inc. *	2,700	73,224
Ryder System, Inc.	6,582	366,025
Saia, Inc. *	5,204	156,172
SkyWest, Inc.	5,920	76,309
Southwest Airlines Co.	89,954	1,152,311
Spirit Airlines, Inc. *	10,586	329,966
Swift Transportation Co. *	9,909	177,966
Union Pacific Corp.	56,330	8,648,908
United Continental Holdings, Inc. *	39,814	1,133,106
United Parcel Service, Inc., Class B	86,810	7,429,200
US Airways Group, Inc. *	19,746	319,095
UTI Worldwide, Inc.	13,164	217,338
Werner Enterprises, Inc.	4,976	114,647
Wesco Aircraft Holdings, Inc. *	5,761	110,208

		41,938,117

Utilities 3.3%
AES Corp.	77,201	981,225
AGL Resources, Inc.	13,761	604,796
ALLETE, Inc.	5,485	258,892
Alliant Energy Corp.	13,164	653,066
Ameren Corp.	28,980	979,814
American Electric Power Co., Inc.	59,238	2,535,386
American States Water Co.	2,194	115,404
American Water Works Co., Inc.	20,846	849,266
Aqua America, Inc.	16,455	499,738
Atmos Energy Corp.	10,970	442,640
Avista Corp.	8,776	230,546
Black Hills Corp.	4,912	235,874
California Water Service Group	4,776	95,281
Calpine Corp. *	47,177	911,931
CenterPoint Energy, Inc.	51,021	1,169,912
Chesapeake Utilities Corp.	4,249	221,840
Cleco Corp.	6,982	315,307
CMS Energy Corp.	32,910	873,102
Connecticut Water Service, Inc.	2,448	74,566
Consolidated Edison, Inc.	35,104	1,973,898
Dominion Resources, Inc.	68,642	4,005,261
DTE Energy Co.	20,346	1,360,537
Duke Energy Corp.	84,745	5,559,272
Dynegy, Inc. *	9,456	183,730
Edison International	38,901	1,785,167
El Paso Electric Co.	5,485	188,684
Entergy Corp.	21,940	1,387,266
Exelon Corp.	103,118	3,144,068
FirstEnergy Corp.	50,462	1,890,811
Great Plains Energy, Inc.	18,058	395,831
Hawaiian Electric Industries, Inc.	10,970	274,360
IDACORP, Inc.	6,582	315,080
Integrys Energy Group, Inc.	9,176	513,122
ITC Holdings Corp.	6,582	585,074
MDU Resources Group, Inc.	22,446	599,308
MGE Energy, Inc.	2,522	131,421
National Fuel Gas Co.	9,959	650,124
New Jersey Resources Corp.	5,485	236,294
NextEra Energy, Inc.	50,762	4,079,234
NiSource, Inc.	36,941	1,080,894
Northeast Utilities	37,917	1,553,460
Northwest Natural Gas Co.	4,388	180,084
NorthWestern Corp.	4,388	176,266
NRG Energy, Inc.	38,748	1,017,135
NV Energy, Inc.	27,425	643,116
OGE Energy Corp.	22,940	807,717
ONEOK, Inc.	24,134	1,241,453
Ormat Technologies, Inc.	4,803	120,411
Otter Tail Corp.	3,647	95,843
Pepco Holdings, Inc.	31,008	587,292
PG&E Corp.	53,805	2,225,375
Piedmont Natural Gas Co., Inc.	8,279	267,081
Pinnacle West Capital Corp.	13,164	714,410
PNM Resources, Inc.	9,873	216,317
Portland General Electric Co.	8,776	252,837
PPL Corp.	76,790	2,357,453
Public Service Enterprise Group, Inc.	61,432	1,991,625
Questar Corp.	20,996	460,232
SCANA Corp.	17,604	847,105
Sempra Energy	27,425	2,315,219
SJW Corp.	5,253	137,366
South Jersey Industries, Inc.	4,388	253,451
Southwest Gas Corp.	5,485	256,588
TECO Energy, Inc.	23,037	380,802
The Empire District Electric Co.	4,744	100,430
The Laclede Group, Inc.	4,221	187,961
The Southern Co.	105,312	4,383,085
UGI Corp.	13,164	516,029
UIL Holdings Corp.	5,802	219,084
Unitil Corp.	3,751	105,553
UNS Energy Corp.	4,388	200,663
Vectren Corp.	9,873	321,860
Westar Energy, Inc.	14,747	458,779
WGL Holdings, Inc.	6,582	274,733
Wisconsin Energy Corp.	28,522	1,170,543
Xcel Energy, Inc.	58,327	1,628,490

		71,053,870

Total Common Stock
(Cost $1,846,144,107)		2,176,087,406

See financial notes 39

 Schwab U.S. Broad Market ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Companies 0.2% of net assets

Equity Fund 0.1%
iShares Russell 3000 ETF (a)	25,000	2,444,750

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (c)	1,140,502	1,140,502

Total Other Investment Companies
(Cost $3,570,939)		3,585,252

End of Investments

Collateral Invested for Securities on Loan 0.5% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (c)	11,366,609	11,366,609

Total Collateral Invested for Securities on Loan
(Cost $11,366,609)		11,366,609

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $1,850,027,269 and the unrealized appreciation and depreciation were $354,686,596 and ($25,041,207), respectively, with a net unrealized appreciation of $329,645,389.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,108,873.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,176,087,406	$—	$—	$2,176,087,406
Other Investment Companies[1]	3,585,252	—	—	3,585,252

Total	$2,179,672,658	$—	$—	$2,179,672,658

Other Financial Instruments
Collateral Invested for Securities on Loan	$11,366,609	$—	$—	$11,366,609

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2012	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Rights	$—	$1,461	$4,273	$2,849	($8,583)	$—	$—	$—

Total	$—	$1,461	$4,273	$2,849	($8,583)	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

40 See financial notes

 Schwab U.S. Broad Market ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments in affiliated issuers, at value (cost $2,209,329)		$2,754,156
Investments in unaffiliated issuers, at value (cost $1,847,505,717) including securities on loan of $11,108,873	+	2,176,918,502

Total investments, at value (cost $1,849,715,046)		2,179,672,658
Collateral invested for securities on loan		11,366,609
Receivables:
Investments sold		338,170
Dividends		4,306,407
Income from securities on loan		28,060
Foreign tax reclaims	+	4,888

Total assets		2,195,716,792

Liabilities

Collateral held for securities on loan		11,366,609
Payables:
Investments bought		1,672,193
Investment adviser fees	+	7,145

Total liabilities		13,045,947

Net Assets

Total assets		2,195,716,792
Total liabilities	−	13,045,947

Net assets		$2,182,670,845

Net Assets by Source
Capital received from investors		1,852,975,170
Net investment income not yet distributed		6,683,670
Net realized capital losses		(6,945,607)
Net unrealized capital gains		329,957,612

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,182,670,845		54,850,000		$39.79

See financial notes 41

 Schwab U.S. Broad Market ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends received from affiliated issuer		$26,192
Dividends received from unaffiliated issuers (net of foreign withholding tax of $22,508)		35,434,851
Interest		416
Securities on loan	+	261,975

Total investment income		35,723,434

Expenses

Investment adviser fees		664,055

Total expenses	−	664,055

Net investment income		35,059,379

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		36,297
Net realized losses on unaffiliated investments		(4,007,257)
Net realized gains on in-kind redemptions	+	25,270,092

Net realized gains		21,299,132
Net unrealized gains on affiliated issuer		763,957
Net unrealized gains on unaffiliated investments	+	227,720,387

Net unrealized gains	+	228,484,344

Net realized and unrealized gains		249,783,476

Net increase in net assets resulting from operations		$284,842,855

42 See financial notes

 Schwab U.S. Broad Market ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$35,059,379	$18,738,862
Net realized gains		21,299,132	13,587,585
Net unrealized gains	+	228,484,344	107,871,937

Net increase in net assets resulting from operations		284,842,855	140,198,384

Distributions to Shareholders

Distributions from net investment income		($32,174,430)	($16,859,390)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		25,500,000	$945,290,050	9,500,000	$299,666,505
Shares redeemed	+	(2,350,000)	(88,113,025)	(3,000,001)	(92,831,011)

Net transactions in fund shares		23,150,000	$857,177,025	6,499,999	$206,835,494

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,700,000	$1,072,825,395	25,200,001	$742,650,907
Total increase	+	23,150,000	1,109,845,450	6,499,999	330,174,488

End of period		54,850,000	$2,182,670,845	31,700,000	$1,072,825,395

Net investment income not yet distributed			$6,683,670		$4,010,063

See financial notes 43

Schwab U.S. Large-Cap ETF™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	10/30/09[1]–
	8/31/13	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	33.49	29.11	24.98	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.77	0.64	0.53	0.34
Net realized and unrealized gains (losses)	5.56	4.35	4.13	(0.12)

Total from investment operations	6.33	4.99	4.66	0.22
Less distributions:
Distributions from net investment income	(0.76)	(0.61)	(0.53)	(0.24)

Net asset value at end of period	39.06	33.49	29.11	24.98

Total return (%)	19.17	17.36	18.66	0.83	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.04	0.08	0.08	0.08	[3]
Gross operating expenses	0.04	0.08	0.08	0.08	[3]
Net investment income (loss)	2.18	2.10	1.88	2.01	[3]
Portfolio turnover rate[4]	5	4	5	3	[2]
Net assets, end of period ($ x 1,000)	1,781,282	890,808	615,781	273,503

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

44 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.7%		Common Stock	1,511,770,197	1,774,928,368
0.2%		Other Investment Companies	3,833,776	3,841,203

99.9%		Total Investments	1,515,603,973	1,778,769,571
0.2%		Collateral Invested for Securities on Loan	4,225,304	4,225,304
(0	.1)%	Other Assets and Liabilities, Net		(1,713,082)

100.0%		Net Assets		1,781,281,793

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Automobiles & Components 1.2%
Allison Transmission Holdings, Inc.	4,560	102,646
Autoliv, Inc.	10,445	845,836
BorgWarner, Inc.	13,083	1,263,556
Delphi Automotive plc	32,217	1,772,579
Ford Motor Co.	438,188	7,094,264
General Motors Co. *	84,380	2,875,670
Harley-Davidson, Inc.	24,675	1,480,006
Johnson Controls, Inc.	75,803	3,072,296
Lear Corp.	10,210	701,938
Tesla Motors, Inc. *(a)	8,341	1,409,629
TRW Automotive Holdings Corp. *	13,297	918,424

		21,536,844

Banks 2.9%
BB&T Corp.	77,078	2,617,569
BOK Financial Corp.	2,762	177,017
CIT Group, Inc. *	21,986	1,052,470
Comerica, Inc.	21,185	865,195
Cullen/Frost Bankers, Inc.	7,022	497,438
Fifth Third Bancorp	96,702	1,768,680
First Republic Bank	6,814	301,724
Hudson City Bancorp, Inc.	54,766	503,299
Huntington Bancshares, Inc.	94,852	781,580
KeyCorp	103,969	1,213,318
M&T Bank Corp.	13,211	1,497,335
New York Community Bancorp, Inc.	48,458	709,910
Ocwen Financial Corp. *	12,786	644,926
People’s United Financial, Inc.	37,498	533,221
Regions Financial Corp.	155,952	1,465,949
SunTrust Banks, Inc.	59,280	1,898,146
The PNC Financial Services Group, Inc.	58,239	4,208,932
U.S. Bancorp	204,375	7,384,069
Wells Fargo & Co.	546,435	22,447,550
Zions Bancorp	20,064	561,190

		51,129,518

Capital Goods 7.9%
3M Co.	70,103	7,962,299
AGCO Corp.	10,944	618,993
AMETEK, Inc.	26,562	1,140,041
B/E Aerospace, Inc. *	11,344	773,547
Carlisle Cos., Inc.	6,855	456,543
Caterpillar, Inc.	73,722	6,085,014
Chicago Bridge & Iron Co. N.V.	11,668	698,096
Colfax Corp. *	9,239	481,260
Cummins, Inc.	19,352	2,384,166
Danaher Corp.	64,359	4,216,802
Deere & Co.	42,933	3,590,916
Donaldson Co., Inc.	14,876	524,230
Dover Corp.	19,234	1,635,852
Eaton Corp. plc	52,030	3,294,540
Emerson Electric Co.	79,828	4,819,216
Fastenal Co.	29,552	1,299,993
Flowserve Corp.	15,362	857,046
Fluor Corp.	18,282	1,159,627
Fortune Brands Home & Security, Inc.	17,798	655,678
General Dynamics Corp.	36,533	3,041,372
General Electric Co.	1,146,551	26,531,190
Honeywell International, Inc.	88,159	7,014,812
Hubbell, Inc., Class B	5,662	573,900
IDEX Corp.	8,892	527,918
Illinois Tool Works, Inc.	45,823	3,274,970
Ingersoll-Rand plc	30,483	1,802,765
Jacobs Engineering Group, Inc. *	14,160	825,245
Joy Global, Inc.	11,856	582,367
KBR, Inc.	16,416	490,182
L-3 Communications Holdings, Inc.	10,222	923,353
Lincoln Electric Holdings, Inc.	9,120	570,274
Lockheed Martin Corp.	29,524	3,614,328
Masco Corp.	40,136	759,373
MSC Industrial Direct Co., Inc., Class A	4,955	376,580
Nordson Corp.	6,077	405,032
Northrop Grumman Corp.	25,997	2,398,743
Oshkosh Corp. *	9,511	427,234
Owens Corning *	12,768	478,034
PACCAR, Inc.	39,216	2,102,370
Pall Corp.	11,946	825,946
Parker Hannifin Corp.	16,458	1,644,977
Pentair Ltd. - Reg’d	23,084	1,387,579
Precision Castparts Corp.	16,142	3,409,836
Quanta Services, Inc. *	22,847	597,221
Raytheon Co.	35,892	2,706,616
Rockwell Automation, Inc.	15,504	1,507,454
Rockwell Collins, Inc.	15,546	1,100,190
Roper Industries, Inc.	10,944	1,353,773
Sensata Technologies Holding N.V. *	13,980	521,174
Snap-On, Inc.	6,390	598,104

See financial notes 45

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
SPX Corp.	5,476	405,443
Stanley Black & Decker, Inc.	17,612	1,501,599
Terex Corp. *	12,119	351,451
Textron, Inc.	31,078	837,241
The Boeing Co.	76,045	7,902,596
Timken Co.	8,592	481,668
TransDigm Group, Inc.	5,202	712,674
United Rentals, Inc. *	10,198	558,545
United Technologies Corp.	94,463	9,455,746
Valmont Industries, Inc.	2,415	325,928
W.W. Grainger, Inc.	6,596	1,631,521
WABCO Holdings, Inc. *	6,830	532,672
Wabtec Corp.	10,291	602,229
Xylem, Inc.	20,172	499,862

		140,825,946

Commercial & Professional Services 0.8%
Cintas Corp.	11,328	541,025
Copart, Inc. *	11,465	364,243
Equifax, Inc.	12,990	767,579
IHS, Inc., Class A *	5,493	588,575
Iron Mountain, Inc.	19,206	495,515
Manpowergroup, Inc.	9,122	591,561
Nielsen Holdings N.V. (a)	23,712	818,064
Republic Services, Inc.	32,548	1,058,135
Robert Half International, Inc.	15,504	546,826
Rollins, Inc.	7,057	174,661
Stericycle, Inc. *	9,362	1,053,787
The ADT Corp. *	24,407	972,131
The Dun & Bradstreet Corp.	4,274	425,177
Towers Watson & Co., Class A	6,384	525,084
Tyco International Ltd.	51,072	1,687,419
Verisk Analytics, Inc., Class A *	15,904	988,911
Waste Connections, Inc.	13,680	579,485
Waste Management, Inc.	49,902	2,018,037

		14,196,215

Consumer Durables & Apparel 1.4%
Carter’s, Inc.	5,589	411,574
Coach, Inc.	31,119	1,643,394
D.R. Horton, Inc.	30,713	548,227
Fossil Group, Inc. *	5,714	663,624
Garmin Ltd.	12,768	520,551
Hanesbrands, Inc.	10,651	633,521
Hasbro, Inc.	12,768	581,965
Jarden Corp. *	12,244	525,880
Leggett & Platt, Inc.	15,504	448,376
Lennar Corp., Class A	18,240	580,214
Mattel, Inc.	37,674	1,525,797
Michael Kors Holdings Ltd. *	19,354	1,433,938
Mohawk Industries, Inc. *	6,733	791,060
Newell Rubbermaid, Inc.	31,115	787,210
NIKE, Inc., Class B	80,830	5,077,741
NVR, Inc. *	588	503,216
Polaris Industries, Inc.	7,296	796,796
PulteGroup, Inc.	37,000	569,430
PVH Corp.	8,882	1,143,557
Ralph Lauren Corp.	6,609	1,093,195
Toll Brothers, Inc. *	15,885	486,240
Tupperware Brands Corp.	5,857	473,070
Under Armour, Inc., Class A *	9,120	662,477
VF Corp.	9,551	1,788,043
Whirlpool Corp.	8,498	1,093,268

		24,782,364

Consumer Services 2.0%
Burger King Worldwide, Inc.	5,955	116,480
Carnival Corp.	49,342	1,780,753
Chipotle Mexican Grill, Inc. *	3,654	1,491,453
Darden Restaurants, Inc.	14,132	653,040
Dunkin’ Brands Group, Inc.	7,690	331,362
H&R Block, Inc.	29,800	831,718
Hyatt Hotels Corp., Class A *	5,930	257,362
International Game Technology	28,782	543,692
Las Vegas Sands Corp.	38,714	2,181,534
Marriott International, Inc., Class A	26,609	1,064,094
McDonald’s Corp.	110,843	10,459,145
MGM Resorts International *	40,623	718,621
Norwegian Cruise Line Holdings Ltd. *	5,190	161,357
Panera Bread Co., Class A *	2,978	488,452
Penn National Gaming, Inc. *	7,481	393,426
Royal Caribbean Cruises Ltd.	15,504	568,842
Starbucks Corp.	82,622	5,826,503
Starwood Hotels & Resorts Worldwide, Inc.	21,430	1,370,234
Wyndham Worldwide Corp.	15,546	922,810
Wynn Resorts Ltd.	8,844	1,247,358
Yum! Brands, Inc.	50,302	3,522,146

		34,930,382

Diversified Financials 7.8%
Affiliated Managers Group, Inc. *	5,732	999,202
American Express Co.	105,482	7,585,211
Ameriprise Financial, Inc.	22,218	1,914,081
Bank of America Corp.	1,198,330	16,920,420
Berkshire Hathaway, Inc., Class B *	202,400	22,510,928
BlackRock, Inc.	13,827	3,599,445
Capital One Financial Corp.	65,418	4,222,732
Citigroup, Inc.	338,229	16,346,608
CME Group, Inc.	33,992	2,417,171
Discover Financial Services	54,374	2,569,171
Eaton Vance Corp.	12,768	492,206
Franklin Resources, Inc.	45,506	2,100,557
ING US, Inc.	7,061	203,357
IntercontinentalExchange, Inc. *	7,913	1,422,362
Invesco Ltd.	49,518	1,503,366
JPMorgan Chase & Co.	419,385	21,191,524
Legg Mason, Inc.	12,382	402,663
Leucadia National Corp.	31,540	786,292
LPL Financial Holdings, Inc.	3,916	144,030
McGraw Hill Financial, Inc.	30,629	1,787,815
Moody’s Corp.	21,310	1,354,464
Morgan Stanley	152,484	3,927,988
MSCI, Inc. *	13,228	496,182
Northern Trust Corp.	23,970	1,315,234
NYSE Euronext	26,874	1,123,333
Raymond James Financial, Inc.	12,556	525,217
SEI Investments Co.	14,891	443,156
SLM Corp.	49,594	1,189,760

46 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
State Street Corp.	50,208	3,349,878
T. Rowe Price Group, Inc.	28,937	2,029,641
TD Ameritrade Holding Corp.	24,624	632,098
The Bank of New York Mellon Corp.	128,023	3,807,404
The Charles Schwab Corp. (b)	120,748	2,521,218
The Goldman Sachs Group, Inc.	47,560	7,235,303
The NASDAQ OMX Group, Inc.	12,994	388,001

		139,458,018

Energy 10.3%
Anadarko Petroleum Corp.	55,346	5,059,731
Apache Corp.	43,106	3,693,322
Baker Hughes, Inc.	48,641	2,261,320
Cabot Oil & Gas Corp.	46,452	1,817,667
Cameron International Corp. *	27,466	1,559,794
Cheniere Energy, Inc. *	26,681	746,801
Chesapeake Energy Corp.	57,000	1,471,170
Chevron Corp.	214,955	25,887,031
Cimarex Energy Co.	10,032	840,782
Cobalt International Energy, Inc. *	30,789	751,252
Concho Resources, Inc. *	11,856	1,144,223
ConocoPhillips	136,638	9,059,099
CONSOL Energy, Inc.	24,713	771,787
Continental Resources, Inc. *	6,384	588,988
Core Laboratories N.V.	4,994	756,641
CVR Energy, Inc.	1,465	62,731
Denbury Resources, Inc. *	42,864	741,119
Devon Energy Corp.	41,724	2,382,023
Diamond Offshore Drilling, Inc.	7,596	486,372
Dresser-Rand Group, Inc. *	8,326	507,386
Ensco plc, Class A	25,560	1,420,114
EOG Resources, Inc.	30,096	4,726,577
EQT Corp.	16,416	1,407,179
Exxon Mobil Corp.	492,081	42,889,780
FMC Technologies, Inc. *	26,448	1,418,406
Halliburton Co.	95,667	4,592,016
Helmerich & Payne, Inc.	12,573	792,602
Hess Corp.	32,863	2,459,796
HollyFrontier Corp.	22,261	990,169
Kinder Morgan, Inc.	70,224	2,663,596
Marathon Oil Corp.	77,979	2,684,817
Marathon Petroleum Corp.	36,005	2,610,723
Murphy Oil Corp.	20,248	1,365,120
Nabors Industries Ltd.	31,924	491,630
National Oilwell Varco, Inc.	47,033	3,494,552
Newfield Exploration Co. *	14,596	347,677
Noble Corp.	27,644	1,028,357
Noble Energy, Inc.	39,475	2,424,949
Oasis Petroleum, Inc. *	7,700	301,840
Occidental Petroleum Corp.	89,801	7,921,346
Oceaneering International, Inc.	11,857	919,866
Oil States International, Inc. *	7,070	630,785
Peabody Energy Corp.	29,541	508,105
Phillips 66	68,200	3,894,220
Pioneer Natural Resources Co.	15,033	2,630,324
QEP Resources, Inc.	19,253	525,992
Range Resources Corp.	18,240	1,367,635
Rowan Cos. plc, Class A *	13,732	486,387
Schlumberger Ltd.	146,903	11,890,329
SM Energy Co.	7,296	498,463
Southwestern Energy Co. *	38,312	1,463,518
Spectra Energy Corp.	74,784	2,476,098
Superior Energy Services, Inc. *	17,328	425,576
Tesoro Corp.	15,120	696,881
The Williams Cos., Inc.	75,227	2,726,226
Transocean Ltd.	39,510	1,783,086
Valero Energy Corp.	60,887	2,163,315
Weatherford International Ltd. *	82,992	1,237,411
Whiting Petroleum Corp. *	12,946	653,385

		183,598,087

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	49,045	5,486,664
CVS Caremark Corp.	135,994	7,894,452
Safeway, Inc.	26,477	685,754
Sprouts Farmers Market, Inc. *	2,064	76,285
Sysco Corp.	64,879	2,077,426
The Kroger Co.	57,849	2,117,273
Wal-Mart Stores, Inc.	180,822	13,196,390
Walgreen Co.	94,969	4,565,160
Whole Foods Market, Inc.	37,865	1,997,379

		38,096,783

Food, Beverage & Tobacco 5.2%
Altria Group, Inc.	221,954	7,519,801
Archer-Daniels-Midland Co.	72,430	2,550,260
Beam, Inc.	17,623	1,104,081
Brown-Forman Corp., Class B	16,548	1,108,551
Bunge Ltd.	15,892	1,204,296
Campbell Soup Co.	19,579	845,421
Coca-Cola Enterprises, Inc.	28,475	1,064,965
ConAgra Foods, Inc.	45,685	1,545,067
Constellation Brands, Inc., Class A *	16,761	909,284
Dr. Pepper Snapple Group, Inc.	22,964	1,027,869
Flowers Foods, Inc.	18,739	389,584
General Mills, Inc.	71,405	3,521,695
Green Mountain Coffee Roasters, Inc. *	13,680	1,180,721
Hillshire Brands Co.	12,870	415,830
Hormel Foods Corp.	14,609	605,251
Ingredion, Inc.	8,289	521,710
Kellogg Co.	27,987	1,699,091
Kraft Foods Group, Inc.	66,107	3,422,359
Lorillard, Inc.	42,384	1,792,843
McCormick & Co., Inc. Non Voting Shares	14,592	987,149
Mead Johnson Nutrition Co.	22,234	1,668,217
Molson Coors Brewing Co., Class B	17,328	845,433
Mondelez International, Inc., Class A	198,938	6,101,428
Monster Beverage Corp. *	16,084	923,061
PepsiCo, Inc.	170,914	13,626,973
Philip Morris International, Inc.	181,866	15,174,899
Reynolds American, Inc.	35,035	1,668,717
The Coca-Cola Co.	425,780	16,256,280
The Hershey Co.	16,581	1,524,623
The J.M. Smucker Co.	11,989	1,272,512
Tyson Foods, Inc., Class A	31,281	905,585

		93,383,556

See financial notes 47

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 4.3%
Abbott Laboratories	172,010	5,733,093
Aetna, Inc.	42,036	2,664,662
AmerisourceBergen Corp.	25,906	1,474,570
Baxter International, Inc.	59,642	4,148,697
Becton Dickinson & Co.	21,192	2,063,677
Boston Scientific Corp. *	149,812	1,585,011
C.R. Bard, Inc.	8,460	971,800
Cardinal Health, Inc.	37,409	1,880,924
CareFusion Corp. *	24,624	882,770
Cerner Corp. *	32,135	1,480,138
Cigna Corp.	31,268	2,460,479
Community Health Systems, Inc.	10,126	397,547
Covidien plc	52,116	3,095,690
DaVita HealthCare Partners, Inc. *	9,256	995,113
DENTSPLY International, Inc.	15,554	653,112
Edwards Lifesciences Corp. *	12,768	898,612
Express Scripts Holding Co. *	90,288	5,767,597
HCA Holdings, Inc.	26,794	1,023,263
Henry Schein, Inc. *	9,546	964,623
Hologic, Inc. *	29,184	622,787
Humana, Inc.	17,434	1,605,323
IDEXX Laboratories, Inc. *	5,762	540,591
Intuitive Surgical, Inc. *	4,661	1,801,570
Laboratory Corp. of America Holdings *	10,307	986,586
McKesson Corp.	24,983	3,033,186
MEDNAX, Inc. *	5,502	535,730
Medtronic, Inc.	111,732	5,782,131
Omnicare, Inc.	12,522	680,821
Patterson Cos., Inc.	8,845	352,739
Quest Diagnostics, Inc.	17,335	1,016,178
ResMed, Inc. (a)	16,178	764,249
Sirona Dental Systems, Inc. *	6,082	393,931
St. Jude Medical, Inc.	31,202	1,572,893
Stryker Corp.	31,962	2,137,938
Tenet Healthcare Corp. *	11,366	443,842
The Cooper Cos., Inc.	6,097	796,329
UnitedHealth Group, Inc.	112,544	8,073,907
Universal Health Services, Inc., Class B	10,036	679,939
Varian Medical Systems, Inc. *	11,898	838,214
WellPoint, Inc.	33,284	2,833,800
Zimmer Holdings, Inc.	18,588	1,470,125

		76,104,187

Household & Personal Products 2.2%
Avon Products, Inc.	47,138	931,918
Church & Dwight Co., Inc.	15,118	897,253
Colgate-Palmolive Co.	97,038	5,605,885
Coty, Inc., Class A *	6,222	101,419
Energizer Holdings, Inc.	6,661	658,307
Herbalife Ltd. (a)	11,910	726,629
Kimberly-Clark Corp.	42,568	3,979,257
The Clorox Co.	14,593	1,206,841
The Estee Lauder Cos., Inc., Class A	26,462	1,729,556
The Procter & Gamble Co.	303,827	23,665,085

		39,502,150

Insurance 3.2%
ACE Ltd.	37,394	3,280,202
Aflac, Inc.	51,233	2,960,755
Alleghany Corp. *	1,824	706,052
American Financial Group, Inc.	8,445	435,171
American International Group, Inc. *	162,914	7,568,984
Aon plc	34,272	2,274,975
Arch Capital Group Ltd. *	14,872	792,826
Arthur J. Gallagher & Co.	13,692	566,027
Axis Capital Holdings Ltd.	12,007	516,181
Brown & Brown, Inc.	12,815	399,059
Cincinnati Financial Corp.	16,463	752,030
CNA Financial Corp.	2,781	98,114
Erie Indemnity Co., Class A	2,813	207,487
Everest Re Group Ltd.	5,635	771,713
Fidelity National Financial, Inc., Class A	23,712	562,212
Genworth Financial, Inc., Class A *	53,820	635,076
Hartford Financial Services Group, Inc.	50,288	1,488,525
HCC Insurance Holdings, Inc.	10,779	454,874
Lincoln National Corp.	29,325	1,232,823
Loews Corp.	34,229	1,521,821
Markel Corp. *	1,567	800,267
Marsh & McLennan Cos., Inc.	60,492	2,494,085
MetLife, Inc.	122,231	5,645,850
PartnerRe Ltd.	6,574	572,924
Principal Financial Group, Inc.	30,420	1,244,786
Prudential Financial, Inc.	51,298	3,841,194
Reinsurance Group of America, Inc.	8,208	531,961
RenaissanceRe Holdings Ltd.	5,018	438,573
The Allstate Corp.	51,678	2,476,410
The Chubb Corp.	28,720	2,388,642
The Progressive Corp.	60,727	1,522,426
The Travelers Cos., Inc.	41,600	3,323,840
Torchmark Corp.	10,316	710,669
Unum Group	29,407	868,389
Validus Holdings Ltd.	11,083	383,583
W.R. Berkley Corp.	12,140	499,197
White Mountains Insurance Group Ltd.	666	372,794
Willis Group Holdings plc	18,994	784,072
XL Group plc	31,652	935,633

		57,060,202

Materials 3.6%
Air Products & Chemicals, Inc.	23,162	2,365,767
Airgas, Inc.	7,590	771,523
Albemarle Corp.	10,149	632,993
Alcoa, Inc.	117,648	905,890
Ashland, Inc.	9,253	806,954
Avery Dennison Corp.	10,792	461,466
Axiall Corp.	7,600	304,228
Ball Corp.	16,810	746,700
Bemis Co., Inc.	11,856	471,750
Celanese Corp., Series A	17,338	853,723
CF Industries Holdings, Inc.	6,530	1,242,920
Cliffs Natural Resources, Inc. (a)	19,040	397,365
Crown Holdings, Inc. *	16,416	713,439
E.I. du Pont de Nemours & Co.	101,568	5,750,780

48 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Eastman Chemical Co.	17,328	1,316,928
Ecolab, Inc.	29,216	2,668,882
FMC Corp.	15,521	1,033,854
Freeport-McMoRan Copper & Gold, Inc.	114,519	3,460,764
Huntsman Corp.	21,046	368,305
International Flavors & Fragrances, Inc.	9,120	720,571
International Paper Co.	49,437	2,333,921
LyondellBasell Industries N.V., Class A	41,618	2,919,503
Martin Marietta Materials, Inc.	4,860	466,803
MeadWestvaco Corp.	19,306	692,120
Monsanto Co.	59,006	5,776,097
Newmont Mining Corp.	54,778	1,740,297
Nucor Corp.	34,930	1,588,966
Owens-Illinois, Inc. *	18,240	517,834
Packaging Corp. of America	10,639	564,293
PPG Industries, Inc.	15,693	2,451,403
Praxair, Inc.	32,868	3,858,703
Reliance Steel & Aluminum Co.	8,208	547,391
Rock-Tenn Co., Class A	8,208	911,991
Rockwood Holdings, Inc.	8,466	540,639
Royal Gold, Inc.	6,826	396,113
RPM International, Inc.	14,377	488,530
Sealed Air Corp.	21,923	622,613
Sigma-Aldrich Corp.	13,082	1,078,873
The Dow Chemical Co.	134,229	5,020,165
The Mosaic Co.	30,354	1,264,244
The Sherwin-Williams Co.	9,348	1,611,595
The Valspar Corp.	9,162	569,510
Valhi, Inc.	2,160	42,595
Vulcan Materials Co.	14,042	671,208
W.R. Grace & Co. *	7,560	607,446
Westlake Chemical Corp.	2,040	206,407

		63,484,062

Media 3.8%
AMC Networks, Inc., Class A *	6,485	401,940
Cablevision Systems Corp., Class A	23,277	412,701
CBS Corp., Class B Non Voting Shares	63,306	3,234,937
Charter Communications, Inc., Class A *	7,153	868,517
Comcast Corp., Class A	293,445	12,351,100
DIRECTV *	61,610	3,584,470
Discovery Communications, Inc., class A *	26,948	2,088,740
DISH Network Corp., Class A	22,322	1,003,597
Gannett Co., Inc.	24,651	593,843
Lamar Advertising Co., Class A *	5,959	250,695
Liberty Global plc, Class A *	39,356	3,057,174
Liberty Media Corp. *	12,353	1,685,937
News Corp., Class A *	54,907	862,040
Omnicom Group, Inc.	28,519	1,729,677
Scripps Networks Interactive, Inc., Class A	9,421	692,726
Sirius XM Radio, Inc.	350,372	1,254,332
The Interpublic Group of Cos., Inc.	46,559	731,908
The Madison Square Garden Co., Class A *	6,660	387,612
The Walt Disney Co.	200,641	12,204,992
Time Warner Cable, Inc.	32,038	3,439,279
Time Warner, Inc.	103,227	6,248,330
Twenty-First Century Fox, Inc.	219,629	6,880,977
Viacom, Inc., Class B	49,172	3,912,124

		67,877,648

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	175,104	7,461,181
Actavis, Inc. *	13,970	1,888,465
Agilent Technologies, Inc.	38,304	1,786,499
Alexion Pharmaceuticals, Inc. *	21,518	2,318,780
Allergan, Inc.	32,657	2,886,226
Amgen, Inc.	82,681	9,007,268
Biogen Idec, Inc. *	26,174	5,575,585
BioMarin Pharmaceutical, Inc. *	15,263	999,269
Bristol-Myers Squibb Co.	183,611	7,654,743
Celgene Corp. *	46,212	6,468,756
Covance, Inc. *	6,384	517,359
Eli Lilly & Co.	110,103	5,659,294
Endo Health Solutions, Inc. *	12,244	503,106
Forest Laboratories, Inc. *	25,728	1,094,212
Gilead Sciences, Inc. *	168,102	10,131,507
Hospira, Inc. *	18,240	711,907
Illumina, Inc. *	13,696	1,066,097
Johnson & Johnson	311,333	26,902,284
Life Technologies Corp. *	18,724	1,393,253
Mallinckrodt plc *	6,506	283,987
Medivation, Inc. *	7,984	451,335
Merck & Co., Inc.	335,899	15,884,664
Mettler-Toledo International, Inc. *	3,178	699,891
Mylan, Inc. *	42,067	1,486,648
Onyx Pharmaceuticals, Inc. *	7,930	979,989
PerkinElmer, Inc.	12,772	459,409
Perrigo Co.	10,061	1,222,915
Pfizer, Inc.	741,322	20,912,694
Pharmacyclics, Inc. *	5,520	615,480
Quintiles Transnational Holdings, Inc. *	2,446	105,814
Regeneron Pharmaceuticals, Inc. *	8,387	2,032,254
Seattle Genetics, Inc. *	11,308	479,459
Thermo Fisher Scientific, Inc.	39,339	3,494,483
Vertex Pharmaceuticals, Inc. *	25,772	1,936,766
Warner Chilcott plc, Class A	20,064	430,373
Waters Corp. *	9,471	936,208
Zoetis, Inc.	54,843	1,598,673

		148,036,833

Real Estate 2.8%
Alexandria Real Estate Equities, Inc.	9,083	560,149
American Campus Communities, Inc.	11,324	377,202
American Capital Agency Corp.	43,160	982,322
American Tower Corp.	43,776	3,041,994
Annaly Capital Management, Inc.	107,701	1,256,871
Apartment Investment & Management Co., Class A	15,938	438,773
AvalonBay Communities, Inc.	13,361	1,655,428
Boston Properties, Inc.	16,616	1,703,140
BRE Properties, Inc.	8,229	394,910

See financial notes 49

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Camden Property Trust	9,120	563,525
CBL & Associates Properties, Inc.	17,671	339,283
CBRE Group, Inc., Class A *	33,192	725,909
Corrections Corp. of America	12,231	402,889
DDR Corp.	26,448	410,473
Digital Realty Trust, Inc. (a)	13,859	770,560
Duke Realty Corp.	35,260	514,443
Equity Residential	35,180	1,825,490
Essex Property Trust, Inc.	4,078	584,418
Extra Space Storage, Inc.	11,255	464,044
Federal Realty Investment Trust	7,296	709,974
General Growth Properties, Inc.	49,486	949,141
HCP, Inc.	50,630	2,062,160
Health Care REIT, Inc.	32,885	2,020,454
Host Hotels & Resorts, Inc.	82,231	1,400,394
Jones Lang LaSalle, Inc.	4,750	390,640
Kilroy Realty Corp.	8,244	402,225
Kimco Realty Corp.	44,731	895,962
Liberty Property Trust	12,768	441,773
National Retail Properties, Inc.	12,555	384,560
Plum Creek Timber Co., Inc.	18,240	808,214
Prologis, Inc.	54,557	1,922,589
Public Storage	16,142	2,464,399
Rayonier, Inc.	13,680	755,683
Realogy Holdings Corp. *	12,962	548,681
Realty Income Corp.	21,325	842,337
Regency Centers Corp.	10,032	477,022
Senior Housing Properties Trust	20,612	468,923
Simon Property Group, Inc.	34,264	4,989,866
SL Green Realty Corp.	10,426	909,043
Taubman Centers, Inc.	7,473	503,755
The Macerich Co.	14,960	841,949
Two Harbors Investment Corp.	38,513	366,259
UDR, Inc.	27,534	621,993
Ventas, Inc.	32,180	2,003,527
Vornado Realty Trust	19,943	1,621,366
Weingarten Realty Investors	12,212	350,607
Weyerhaeuser Co.	66,002	1,807,135
WP Carey, Inc.	6,111	401,676

		49,374,130

Retailing 4.4%
Abercrombie & Fitch Co., Class A	9,120	322,027
Advance Auto Parts, Inc.	8,225	658,576
Amazon.com, Inc. *	40,454	11,366,765
American Eagle Outfitters, Inc.	19,353	280,038
AutoNation, Inc. *	3,758	175,649
AutoZone, Inc. *	4,206	1,766,268
Bed Bath & Beyond, Inc. *	24,101	1,777,208
Best Buy Co., Inc.	29,257	1,053,252
CarMax, Inc. *	25,079	1,192,757
CST Brands, Inc. *	6,717	198,151
Dick’s Sporting Goods, Inc.	10,456	485,263
Dillard’s, Inc., Class A	3,110	237,169
Dollar General Corp. *	33,276	1,795,906
Dollar Tree, Inc. *	24,695	1,301,426
Expedia, Inc.	10,090	471,808
Family Dollar Stores, Inc.	10,416	741,515
Foot Locker, Inc.	17,328	557,962
Genuine Parts Co.	17,375	1,338,049
J.C. Penney Co., Inc. *(a)	16,447	205,259
Kohl’s Corp.	22,980	1,179,104
L Brands, Inc.	26,020	1,492,507
Liberty Interactive Corp., Class A *	56,906	1,284,937
LKQ Corp. *	32,832	960,008
Lowe’s Cos., Inc.	118,326	5,421,697
Macy’s, Inc.	42,320	1,880,278
Netflix, Inc. *	6,488	1,842,008
Nordstrom, Inc.	16,187	902,101
O’Reilly Automotive, Inc. *	12,351	1,515,591
PetSmart, Inc.	11,869	835,934
Priceline.com, Inc. *	5,674	5,325,219
Ross Stores, Inc.	24,678	1,659,842
Sally Beauty Holdings, Inc. *	16,942	442,694
Sears Holdings Corp. *(a)	3,832	169,528
Signet Jewelers Ltd.	8,592	570,509
Staples, Inc.	74,282	1,033,263
Target Corp.	70,782	4,481,208
The Gap, Inc.	31,783	1,285,305
The Home Depot, Inc.	162,261	12,086,822
Tiffany & Co.	13,027	1,004,512
TJX Cos., Inc.	79,441	4,188,129
Tractor Supply Co.	7,538	922,425
TripAdvisor, Inc. *	12,030	889,859
Ulta Salon, Cosmetics & Fragrance, Inc. *	6,384	633,548
Urban Outfitters, Inc. *	11,943	500,770
Williams-Sonoma, Inc.	9,400	530,254

		78,963,100

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	35,670	1,254,514
Analog Devices, Inc.	33,789	1,563,755
Applied Materials, Inc.	132,320	1,986,123
Avago Technologies Ltd.	23,746	914,458
Broadcom Corp., Class A	57,745	1,458,639
Cree, Inc. *	12,784	709,384
Freescale Semiconductor Ltd. *	5,562	79,648
Intel Corp.	553,635	12,168,897
KLA-Tencor Corp.	18,277	1,007,977
Lam Research Corp. *	18,353	856,534
Linear Technology Corp.	25,106	962,313
LSI Corp. *	62,968	466,593
Marvell Technology Group Ltd.	49,894	604,216
Maxim Integrated Products, Inc.	32,244	897,834
Microchip Technology, Inc.	21,009	815,359
Micron Technology, Inc. *	112,745	1,529,950
NVIDIA Corp.	67,488	995,448
ON Semiconductor Corp. *	48,336	349,953
Skyworks Solutions, Inc. *	21,888	555,080
Texas Instruments, Inc.	121,783	4,652,111
Xilinx, Inc.	29,228	1,269,080

		35,097,866

Software & Services 9.5%
Accenture plc, Class A	71,693	5,179,819
Activision Blizzard, Inc.	45,953	749,953
Adobe Systems, Inc. *	55,016	2,516,982
Akamai Technologies, Inc. *	20,064	922,543
Alliance Data Systems Corp. *	5,472	1,070,870
Amdocs Ltd.	17,696	652,275

50 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ANSYS, Inc. *	10,042	843,327
Autodesk, Inc. *	24,624	904,932
Automatic Data Processing, Inc.	53,280	3,791,405
BMC Software, Inc. *	14,337	659,502
CA, Inc.	37,591	1,099,537
Cadence Design Systems, Inc. *	31,029	417,961
Citrix Systems, Inc. *	20,976	1,484,472
Cognizant Technology Solutions Corp., Class A *	33,470	2,453,351
Computer Sciences Corp.	16,906	847,836
Concur Technologies, Inc. *	4,850	473,942
eBay, Inc. *	128,734	6,435,413
Electronic Arts, Inc. *	33,412	890,096
Equinix, Inc. *	5,472	950,705
Facebook, Inc., Class A *	62,648	2,586,109
FactSet Research Systems, Inc. (a)	4,630	473,880
Fidelity National Information Services, Inc.	32,276	1,434,991
Fiserv, Inc. *	14,743	1,419,309
FleetCor Technologies, Inc. *	7,462	769,407
Fortinet, Inc. *	14,150	280,170
Gartner, Inc. *	10,170	589,555
Genpact Ltd.	14,666	282,321
Global Payments, Inc.	8,588	409,218
Google, Inc., Class A *	29,756	25,200,356
IAC/InterActiveCorp	8,608	422,567
Informatica Corp. *	11,856	424,089
International Business Machines Corp.	115,656	21,080,619
Intuit, Inc.	30,581	1,942,811
Jack Henry & Associates, Inc.	9,408	469,459
LinkedIn Corp., Class A *	7,523	1,805,821
Mastercard, Inc., Class A	11,698	7,089,924
MICROS Systems, Inc. *	8,630	422,007
Microsoft Corp.	833,043	27,823,636
NetSuite, Inc. *	2,910	289,341
Nuance Communications, Inc. *	28,346	541,125
Oracle Corp.	407,956	12,997,478
Paychex, Inc.	35,568	1,375,770
Rackspace Hosting, Inc. *	11,898	533,268
Red Hat, Inc. *	21,018	1,061,829
SAIC, Inc.	31,154	469,491
Salesforce.com, Inc. *	59,446	2,920,582
ServiceNow, Inc. *	1,433	67,179
SolarWinds, Inc. *	6,590	240,206
Solera Holdings, Inc.	7,343	379,046
Symantec Corp.	77,546	1,985,953
Synopsys, Inc. *	16,474	597,347
Teradata Corp. *	18,878	1,105,496
The Western Union Co.	61,482	1,077,779
TIBCO Software, Inc. *	16,600	374,164
Total System Services, Inc.	17,642	488,154
Vantiv, Inc., Class A *	12,715	335,803
VeriFone Systems, Inc. *	11,856	234,986
VeriSign, Inc. *	17,447	837,282
Visa, Inc., Class A	55,913	9,752,345
VMware, Inc., Class A *	9,338	785,793
Workday, Inc., Class A *	2,394	173,637
Yahoo! Inc. *	107,004	2,901,948

		168,797,172

Technology Hardware & Equipment 6.3%
3D Systems Corp. *(a)	10,201	524,331
Amphenol Corp., Class A	17,398	1,318,246
Apple, Inc.	104,011	50,658,558
Arrow Electronics, Inc. *	11,856	550,356
Avnet, Inc. *	15,504	597,834
Cisco Systems, Inc.	594,774	13,864,182
Corning, Inc.	164,355	2,307,544
Dell, Inc.	160,784	2,213,996
EMC Corp.	231,720	5,973,742
F5 Networks, Inc. *	8,450	704,561
FLIR Systems, Inc.	14,952	467,699
Harris Corp.	12,775	723,448
Hewlett-Packard Co.	212,842	4,754,890
Jabil Circuit, Inc.	20,976	478,672
JDS Uniphase Corp. *	24,972	320,391
Juniper Networks, Inc. *	55,650	1,051,785
Molex, Inc.	15,759	457,326
Motorola Solutions, Inc.	30,350	1,699,903
National Instruments Corp.	10,371	287,795
NCR Corp. *	17,375	618,203
NetApp, Inc.	40,128	1,666,917
Palo Alto Networks, Inc. *	3,256	156,353
QUALCOMM, Inc.	191,896	12,718,867
SanDisk Corp.	26,448	1,459,401
Seagate Technology plc	35,076	1,344,112
TE Connectivity Ltd.	45,740	2,241,260
Trimble Navigation Ltd. *	29,664	749,016
Western Digital Corp.	23,435	1,452,970
Xerox Corp.	135,175	1,349,047

		112,711,405

Telecommunication Services 2.5%
AT&T, Inc.	597,374	20,209,162
CenturyLink, Inc.	67,740	2,243,549
Crown Castle International Corp. *	32,226	2,237,129
Frontier Communications Corp. (a)	113,126	489,835
Level 3 Communications, Inc. *	17,328	387,454
SBA Communications Corp., Class A *	14,318	1,073,850
Sprint Corp. *	98,486	660,841
T-Mobile US, Inc. *	17,005	397,067
tw telecom, Inc. *	16,677	477,296
Verizon Communications, Inc.	315,706	14,958,150
Windstream Corp. (a)	63,840	515,189

		43,649,522

Transportation 1.9%
C.H. Robinson Worldwide, Inc.	18,240	1,037,309
CSX Corp.	113,394	2,790,626
Delta Air Lines, Inc.	93,710	1,848,898
Expeditors International of Washington, Inc.	22,301	904,529
FedEx Corp.	33,322	3,577,450
Genesee & Wyoming, Inc., Class A *	5,245	454,112
Hertz Global Holdings, Inc. *	44,125	1,060,324
J.B. Hunt Transport Services, Inc.	9,633	693,576
Kansas City Southern	12,017	1,266,832
Kirby Corp. *	6,073	488,451

See financial notes 51

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Norfolk Southern Corp.	34,747	2,507,344
Southwest Airlines Co.	81,686	1,046,398
Union Pacific Corp.	51,484	7,904,853
United Continental Holdings, Inc. *	36,483	1,038,306
United Parcel Service, Inc., Class B	78,958	6,757,226

		33,376,234

Utilities 3.3%
AES Corp.	71,136	904,139
AGL Resources, Inc.	12,798	562,472
Alliant Energy Corp.	12,022	596,411
Ameren Corp.	26,452	894,342
American Electric Power Co., Inc.	53,808	2,302,982
American Water Works Co., Inc.	20,698	843,237
Aqua America, Inc.	15,504	470,856
Calpine Corp. *	42,247	816,634
CenterPoint Energy, Inc.	46,875	1,074,844
CMS Energy Corp.	28,698	761,358
Consolidated Edison, Inc.	32,832	1,846,143
Dominion Resources, Inc.	63,840	3,725,064
DTE Energy Co.	20,478	1,369,364
Duke Energy Corp.	77,686	5,096,202
Edison International	35,788	1,642,311
Entergy Corp.	19,794	1,251,575
Exelon Corp.	94,848	2,891,916
FirstEnergy Corp.	45,984	1,723,020
Integrys Energy Group, Inc.	8,317	465,087
ITC Holdings Corp.	5,980	531,562
MDU Resources Group, Inc.	20,569	549,192
National Fuel Gas Co.	9,162	598,095
NextEra Energy, Inc.	47,202	3,793,153
NiSource, Inc.	34,074	997,005
Northeast Utilities	34,732	1,422,970
NRG Energy, Inc.	35,610	934,762
NV Energy, Inc.	25,579	599,828
OGE Energy Corp.	21,912	771,522
ONEOK, Inc.	22,368	1,150,610
Pepco Holdings, Inc.	27,415	519,240
PG&E Corp.	48,430	2,003,065
Pinnacle West Capital Corp.	12,066	654,822
PPL Corp.	71,136	2,183,875
Public Service Enterprise Group, Inc.	55,888	1,811,889
Questar Corp.	19,253	422,026
SCANA Corp.	15,186	730,750
Sempra Energy	24,814	2,094,798
TECO Energy, Inc.	21,935	362,586
The Southern Co.	96,778	4,027,900
UGI Corp.	12,768	500,506
Westar Energy, Inc.	13,764	428,198
Wisconsin Energy Corp.	25,536	1,047,997
Xcel Energy, Inc.	56,656	1,581,836

		58,956,144

Total Common Stock
(Cost $1,511,770,197)		1,774,928,368

Other Investment Companies 0.2% of net assets

Equity Fund 0.1%
iShares Russell 1000 ETF	28,000	2,555,560

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (c)	1,285,643	1,285,643

Total Other Investment Companies
(Cost $3,833,776)		3,841,203

End of Investments.

Collateral Invested for Securities on Loan 0.2% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (c)	4,225,304	4,225,304

Total Collateral Invested for Securities on Loan
(Cost $4,225,304)		4,225,304

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $1,516,040,534 and the unrealized appreciation and depreciation were $281,487,689 and ($18,758,652), respectively, with a net unrealized appreciation of $262,729,037.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,390,058.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust

52 See financial notes

 Schwab U.S. Large-Cap ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,774,928,368	$—	$—	$1,774,928,368
Other Investment Companies[1]	3,841,203	—	—	3,841,203

Total	$1,778,769,571	$—	$—	$1,778,769,571

Other Financial Instruments
Collateral Invested for Securities on Loan	$4,225,304	$—	$—	$4,225,304

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2012	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Rights	$—	$1,451	$4,000	$2,667	($8,118)	$—	$—	$—

Total	$—	$1,451	$4,000	$2,667	($8,118)	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 53

 Schwab U.S. Large-Cap ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments in affiliated issuers, at value (cost $2,047,367)		$2,521,218
Investments in unaffiliated issuers, at value (cost $1,513,556,606) including securities on loan of $5,390,058	+	1,776,248,353

Total investments, at value (cost $1,515,603,973)		1,778,769,571
Collateral invested for securities on loan		4,225,304
Receivables:
Investments sold		340,723
Fund shares sold		5,880,592
Dividends		3,745,981
Income from securities on loan		6,834
Foreign tax reclaims	+	4,391

Total assets		1,792,973,396

Liabilities

Collateral held for securities on loan		4,225,304
Payables:
Investments bought		7,460,495
Investment adviser fees	+	5,804

Total liabilities		11,691,603

Net Assets

Total assets		1,792,973,396
Total liabilities	−	11,691,603

Net assets		$1,781,281,793

Net Assets by Source
Capital received from investors		1,519,705,863
Net investment income not yet distributed		5,860,258
Net realized capital losses		(7,449,926)
Net unrealized capital gains		263,165,598

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,781,281,793		45,600,000		$39.06

54 See financial notes

 Schwab U.S. Large-Cap ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends received from affiliated issuer		$22,984
Dividends received from unaffiliated issuers (net of foreign withholding tax of $19,605)		28,486,469
Interest		301
Securities on loan	+	65,473

Total investment income		28,575,227

Expenses

Investment adviser fees		534,231

Total expenses	−	534,231

Net investment income		28,040,996

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		28,354
Net realized losses on unaffiliated investments		(4,638,065)
Net realized gains on in-kind redemptions	+	21,650,149

Net realized gains		17,040,438
Net unrealized gains on affiliated issuer		664,604
Net unrealized gains on unaffiliated investments	+	166,442,328

Net unrealized gains	+	167,106,932

Net realized and unrealized gains		184,147,370

Net increase in net assets resulting from operations		$212,188,366

See financial notes 55

 Schwab U.S. Large-Cap ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$28,040,996	$16,197,348
Net realized gains		17,040,438	7,854,618
Net unrealized gains	+	167,106,932	97,201,951

Net increase in net assets resulting from operations		212,188,366	121,253,917

Distributions to Shareholders

Distributions from net investment income		($25,323,080)	($14,860,890)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		20,800,000	$771,113,187	6,850,000	$211,482,525
Shares redeemed	+	(1,800,000)	(67,504,590)	(1,400,001)	(42,848,148)

Net transactions in fund shares		19,000,000	$703,608,597	5,449,999	$168,634,377

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		26,600,000	$890,807,910	21,150,001	$615,780,506
Total increase	+	19,000,000	890,473,883	5,449,999	275,027,404

End of period		45,600,000	$1,781,281,793	26,600,000	$890,807,910

Net investment income not yet distributed			$5,860,258		$3,272,234

56 See financial notes

Schwab U.S. Large-Cap Growth ETF™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	12/9/09[1]–
	8/31/13	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	34.05	29.44	24.21	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.55	0.36	0.27	0.15
Net realized and unrealized gains (losses)	5.52	4.59	5.20	(0.83)

Total from investment operations	6.07	4.95	5.47	(0.68)
Less distributions:
Distributions from net investment income	(0.52)	(0.34)	(0.24)	(0.11)

Net asset value at end of period	39.60	34.05	29.44	24.21

Total return (%)	18.02	16.96	22.57	(2.75)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.07	0.13	0.13	0.14	[3,4]
Gross operating expenses	0.07	0.13	0.13	0.14	[3]
Net investment income (loss)	1.55	1.17	0.93	0.86	[3]
Portfolio turnover rate[5]	11	8	10	6	[2]
Net assets, end of period ($ x 1,000)	827,613	475,062	309,155	108,946

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 57

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.7%		Common Stock	684,426,677	825,128,444
0.2%		Other Investment Companies	1,546,911	1,561,974

99.9%		Total Investments	685,973,588	826,690,418
0.4%		Collateral Invested for Securities on Loan	2,908,780	2,908,780
(0	.3)%	Other Assets and Liabilities, Net		(1,986,297)

100.0%		Net Assets		827,612,901

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Automobiles & Components 0.7%
Allison Transmission Holdings, Inc.	5,497	123,737
Autoliv, Inc.	9,712	786,478
BorgWarner, Inc.	11,856	1,145,053
Johnson Controls, Inc.	70,342	2,850,961
Tesla Motors, Inc. *(a)	7,321	1,237,249

		6,143,478

Banks 0.3%
CIT Group, Inc. *	20,623	987,223
SunTrust Banks, Inc.	55,374	1,773,075

		2,760,298

Capital Goods 7.0%
AGCO Corp.	9,828	555,872
AMETEK, Inc.	24,950	1,070,854
B/E Aerospace, Inc. *	11,348	773,820
Caterpillar, Inc.	67,406	5,563,691
Chicago Bridge & Iron Co. N.V.	10,879	650,891
Colfax Corp. *	8,663	451,256
Cummins, Inc.	18,409	2,267,989
Danaher Corp.	59,572	3,903,157
Deere & Co.	39,655	3,316,744
Donaldson Co., Inc.	13,582	478,630
Dover Corp.	17,559	1,493,393
Emerson Electric Co.	73,708	4,449,752
Fastenal Co.	27,726	1,219,667
Flowserve Corp.	14,712	820,782
Fluor Corp.	16,634	1,055,095
Fortune Brands Home & Security, Inc.	16,741	616,738
Illinois Tool Works, Inc.	42,293	3,022,681
Jacobs Engineering Group, Inc. *	13,382	779,903
Joy Global, Inc.	10,903	535,555
KBR, Inc.	14,896	444,795
Lincoln Electric Holdings, Inc.	8,447	528,191
MSC Industrial Direct Co., Inc., Class A	4,842	367,992
Nordson Corp.	5,761	383,971
PACCAR, Inc.	36,272	1,944,542
Pall Corp.	11,392	787,643
Pentair Ltd. - Reg’d	20,666	1,242,233
Precision Castparts Corp.	14,905	3,148,532
Quanta Services, Inc. *	21,228	554,900
Roper Industries, Inc.	10,143	1,254,689
Sensata Technologies Holding N.V. *	12,989	484,230
SPX Corp.	4,787	354,429
Stanley Black & Decker, Inc.	16,445	1,402,101
Textron, Inc.	28,949	779,886
The Boeing Co.	69,738	7,247,173
TransDigm Group, Inc.	4,687	642,119
United Rentals, Inc. *	9,495	520,041
Valmont Industries, Inc.	2,353	317,561
W.W. Grainger, Inc.	6,092	1,506,856
WABCO Holdings, Inc. *	6,454	503,347
Wabtec Corp.	9,738	569,868

		58,011,569

Commercial & Professional Services 0.8%
Copart, Inc. *	10,671	339,018
Equifax, Inc.	12,247	723,675
IHS, Inc., Class A *	5,183	555,358
Nielsen Holdings N.V. (a)	21,270	733,815
Robert Half International, Inc.	14,009	494,097
Rollins, Inc.	6,755	167,186
Stericycle, Inc. *	8,839	994,918
The Dun & Bradstreet Corp.	4,199	417,716
Towers Watson & Co., Class A	5,699	468,743
Verisk Analytics, Inc., Class A *	14,853	923,560
Waste Connections, Inc.	12,980	549,833

		6,367,919

Consumer Durables & Apparel 1.9%
Carter’s, Inc.	5,205	383,296
Coach, Inc.	29,424	1,553,882
D.R. Horton, Inc.	28,686	512,045
Fossil Group, Inc. *	5,467	634,937
Jarden Corp. *	10,815	464,504
Michael Kors Holdings Ltd. *	18,096	1,340,733
Mohawk Industries, Inc. *	6,190	727,263
NIKE, Inc., Class B	74,115	4,655,904
NVR, Inc. *	474	405,654
PulteGroup, Inc.	34,929	537,557
PVH Corp.	8,252	1,062,445
Ralph Lauren Corp.	6,175	1,021,407
Toll Brothers, Inc. *	14,822	453,702
Under Armour, Inc., Class A *	7,783	565,357
VF Corp.	8,878	1,662,050

		15,980,736

58 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Services 2.0%
Burger King Worldwide, Inc.	6,482	126,788
Chipotle Mexican Grill, Inc. *	3,141	1,282,062
Dunkin’ Brands Group, Inc.	7,636	329,035
Hyatt Hotels Corp., Class A *	5,997	260,270
Las Vegas Sands Corp.	36,402	2,051,253
Marriott International, Inc., Class A	24,304	971,917
Panera Bread Co., Class A *	2,803	459,748
Penn National Gaming, Inc. *	7,106	373,704
Starbucks Corp.	76,601	5,401,902
Starwood Hotels & Resorts Worldwide, Inc.	19,868	1,270,360
Wynn Resorts Ltd.	8,154	1,150,040
Yum! Brands, Inc.	45,883	3,212,728

		16,889,807

Diversified Financials 6.0%
Affiliated Managers Group, Inc. *	5,617	979,155
American Express Co.	97,645	7,021,652
Berkshire Hathaway, Inc., Class B *	186,907	20,787,797
BlackRock, Inc.	12,739	3,316,217
Discover Financial Services	50,297	2,376,533
Franklin Resources, Inc.	42,408	1,957,553
IntercontinentalExchange, Inc. *	7,402	1,330,510
McGraw Hill Financial, Inc.	28,336	1,653,972
Moody’s Corp.	19,873	1,263,128
MSCI, Inc. *	11,796	442,468
SEI Investments Co.	13,837	411,789
State Street Corp.	46,528	3,104,348
T. Rowe Price Group, Inc.	26,568	1,863,480
TD Ameritrade Holding Corp.	23,657	607,275
The Charles Schwab Corp. (b)	111,623	2,330,688

		49,446,565

Energy 8.9%
Anadarko Petroleum Corp.	51,129	4,674,213
Baker Hughes, Inc.	45,377	2,109,577
Cabot Oil & Gas Corp.	43,160	1,688,851
Cameron International Corp. *	25,410	1,443,034
Cheniere Energy, Inc. *	24,837	695,188
Concho Resources, Inc. *	10,698	1,032,464
CONSOL Energy, Inc.	23,202	724,598
Continental Resources, Inc. *	5,735	529,111
Core Laboratories N.V.	4,661	706,188
CVR Energy, Inc.	1,468	62,860
Denbury Resources, Inc. *	38,335	662,812
Diamond Offshore Drilling, Inc.	7,206	461,400
Dresser-Rand Group, Inc. *	7,751	472,346
Ensco plc, Class A	23,889	1,327,273
EOG Resources, Inc.	28,111	4,414,833
EQT Corp.	15,387	1,318,974
FMC Technologies, Inc. *	24,408	1,309,001
Halliburton Co.	88,532	4,249,536
Helmerich & Payne, Inc.	10,625	669,800
Hess Corp.	30,547	2,286,443
HollyFrontier Corp.	20,913	930,210
Kinder Morgan, Inc.	64,183	2,434,461
Marathon Petroleum Corp.	33,175	2,405,519
National Oilwell Varco, Inc.	44,253	3,287,998
Noble Corp.	25,926	964,447
Noble Energy, Inc.	36,442	2,238,632
Oasis Petroleum, Inc. *	7,261	284,631
Occidental Petroleum Corp.	82,289	7,258,713
Oceaneering International, Inc.	11,025	855,320
Oil States International, Inc. *	5,634	502,666
Peabody Energy Corp.	28,222	485,418
Pioneer Natural Resources Co.	13,939	2,438,907
Range Resources Corp.	16,741	1,255,240
Rowan Cos. plc, Class A *	12,436	440,483
Schlumberger Ltd.	136,177	11,022,166
SM Energy Co.	6,910	472,091
Southwestern Energy Co. *	36,069	1,377,836
Superior Energy Services, Inc. *	16,458	404,209
Tesoro Corp.	13,583	626,040
Transocean Ltd.	36,926	1,666,470
Weatherford International Ltd. *	78,425	1,169,317
Whiting Petroleum Corp. *	12,198	615,633

		73,974,909

Food & Staples Retailing 3.7%
Costco Wholesale Corp.	44,516	4,980,005
CVS Caremark Corp.	125,101	7,262,113
Wal-Mart Stores, Inc.	167,403	12,217,071
Walgreen Co.	89,081	4,282,124
Whole Foods Market, Inc.	35,384	1,866,506

		30,607,819

Food, Beverage & Tobacco 2.5%
Brown-Forman Corp., Class B	15,563	1,042,565
Bunge Ltd.	14,950	1,132,911
Flowers Foods, Inc.	17,677	367,505
Green Mountain Coffee Roasters, Inc. *	12,587	1,086,384
Lorillard, Inc.	38,325	1,621,147
Mead Johnson Nutrition Co.	20,761	1,557,698
Monster Beverage Corp. *	14,776	847,995
PepsiCo, Inc.	158,378	12,627,478

		20,283,683

Health Care Equipment & Services 6.2%
Aetna, Inc.	38,671	2,451,355
AmerisourceBergen Corp.	23,620	1,344,450
Baxter International, Inc.	55,710	3,875,188
Becton Dickinson & Co.	19,889	1,936,791
C.R. Bard, Inc.	7,531	865,086
CareFusion Corp. *	22,732	814,942
Cerner Corp. *	30,758	1,416,713
Community Health Systems, Inc.	9,424	369,986
Covidien plc	48,090	2,856,546
DaVita HealthCare Partners, Inc. *	8,590	923,511
DENTSPLY International, Inc.	14,472	607,679
Edwards Lifesciences Corp. *	11,318	796,561
Express Scripts Holding Co. *	83,690	5,346,117
HCA Holdings, Inc.	25,311	966,627
Henry Schein, Inc. *	8,962	905,610
Hologic, Inc. *	27,354	583,734
IDEXX Laboratories, Inc. *	5,579	523,422
Intuitive Surgical, Inc. *	4,067	1,571,977

See financial notes 59

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Laboratory Corp. of America Holdings *	9,502	909,531
McKesson Corp.	23,144	2,809,913
MEDNAX, Inc. *	5,119	498,437
Medtronic, Inc.	103,405	5,351,209
Patterson Cos., Inc.	8,868	353,656
Quest Diagnostics, Inc.	16,197	949,468
ResMed, Inc. (a)	14,265	673,879
Sirona Dental Systems, Inc. *	6,235	403,841
Stryker Corp.	29,303	1,960,078
The Cooper Cos., Inc.	5,048	659,319
UnitedHealth Group, Inc.	104,215	7,476,384
Universal Health Services, Inc., Class B	8,965	607,379
Varian Medical Systems, Inc. *	11,095	781,643

		51,591,032

Household & Personal Products 1.1%
Church & Dwight Co., Inc.	14,115	837,725
Colgate-Palmolive Co.	89,912	5,194,216
Coty, Inc., Class A *	5,799	94,524
Energizer Holdings, Inc.	6,288	621,443
Herbalife Ltd. (a)	10,538	642,923
The Estee Lauder Cos., Inc., Class A	24,574	1,606,157

		8,996,988

Insurance 0.4%
Alleghany Corp. *	1,722	666,569
Erie Indemnity Co., Class A	2,597	191,555
Everest Re Group Ltd.	4,973	681,052
Markel Corp. *	1,313	670,549
PartnerRe Ltd.	6,027	525,253
RenaissanceRe Holdings Ltd.	4,424	386,658
White Mountains Insurance Group Ltd.	544	304,504

		3,426,140

Materials 3.7%
Airgas, Inc.	6,692	680,242
Ball Corp.	15,307	679,937
CF Industries Holdings, Inc.	6,042	1,150,034
Cliffs Natural Resources, Inc. (a)	15,002	313,092
Crown Holdings, Inc. *	14,655	636,906
Ecolab, Inc.	27,273	2,491,388
FMC Corp.	14,005	932,873
Freeport-McMoRan Copper & Gold, Inc.	106,046	3,204,710
LyondellBasell Industries N.V., Class A	39,045	2,739,007
Monsanto Co.	54,531	5,338,040
Newmont Mining Corp.	51,064	1,622,303
Nucor Corp.	32,655	1,485,476
Praxair, Inc.	30,172	3,542,193
Rock-Tenn Co., Class A	7,246	805,103
Royal Gold, Inc.	6,546	379,864
Sigma-Aldrich Corp.	12,317	1,015,783
The Mosaic Co.	28,448	1,184,859
The Sherwin-Williams Co.	9,014	1,554,014
W.R. Grace & Co. *	7,393	594,028

		30,349,852

Media 3.9%
AMC Networks, Inc., Class A *	5,970	370,021
Charter Communications, Inc., Class A *	6,780	823,228
Comcast Corp., Class A	269,058	11,324,651
DIRECTV *	57,059	3,319,693
Discovery Communications, Inc., class A *	24,793	1,921,705
DISH Network Corp., Class A	20,813	935,752
Liberty Global plc, Class A *	36,911	2,867,246
Liberty Media Corp. *	11,441	1,561,468
Scripps Networks Interactive, Inc., Class A	8,789	646,255
Sirius XM Radio, Inc.	322,082	1,153,054
The Madison Square Garden Co., Class A *	6,288	365,962
Time Warner Cable, Inc.	29,727	3,191,193
Viacom, Inc., Class B	45,586	3,626,822

		32,107,050

Pharmaceuticals, Biotechnology & Life Sciences 9.8%
Actavis, Inc. *	13,110	1,772,210
Agilent Technologies, Inc.	34,989	1,631,887
Alexion Pharmaceuticals, Inc. *	20,037	2,159,187
Allergan, Inc.	30,275	2,675,705
Amgen, Inc.	76,619	8,346,874
Biogen Idec, Inc. *	24,290	5,174,256
BioMarin Pharmaceutical, Inc. *	14,818	970,134
Celgene Corp. *	42,804	5,991,704
Covance, Inc. *	5,857	474,651
Endo Health Solutions, Inc. *	11,400	468,426
Forest Laboratories, Inc. *	23,907	1,016,765
Gilead Sciences, Inc. *	156,366	9,424,179
Illumina, Inc. *	12,592	980,161
Johnson & Johnson	287,678	24,858,256
Life Technologies Corp. *	17,667	1,314,601
Mallinckrodt plc *	6,000	261,900
Medivation, Inc. *	7,618	430,646
Mettler-Toledo International, Inc. *	3,080	678,308
Onyx Pharmaceuticals, Inc. *	7,335	906,459
Perrigo Co.	9,027	1,097,232
Pharmacyclics, Inc. *	5,429	605,334
Quintiles Transnational Holdings, Inc. *	2,385	103,175
Regeneron Pharmaceuticals, Inc. *	7,753	1,878,629
Seattle Genetics, Inc. *	10,616	450,118
Thermo Fisher Scientific, Inc.	36,698	3,259,883
Vertex Pharmaceuticals, Inc. *	23,831	1,790,900
Warner Chilcott plc, Class A	18,127	388,824
Waters Corp. *	8,822	872,055
Zoetis, Inc.	50,844	1,482,103

		81,464,562

Real Estate 2.9%
Alexandria Real Estate Equities, Inc.	6,807	419,788
American Campus Communities, Inc.	10,877	362,313
American Tower Corp.	40,613	2,822,197
AvalonBay Communities, Inc.	12,399	1,536,236
Boston Properties, Inc.	15,569	1,595,822

60 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
BRE Properties, Inc.	8,042	385,936
CBRE Group, Inc., Class A *	31,595	690,983
Corrections Corp. of America	11,475	377,986
Digital Realty Trust, Inc. (a)	12,958	720,465
Essex Property Trust, Inc.	3,862	553,463
Extra Space Storage, Inc.	10,564	435,554
Federal Realty Investment Trust	6,849	666,476
Host Hotels & Resorts, Inc.	78,064	1,329,430
Jones Lang LaSalle, Inc.	4,598	378,140
Public Storage	14,795	2,258,753
Realogy Holdings Corp. *	15,092	638,844
Simon Property Group, Inc.	31,729	4,620,694
SL Green Realty Corp.	9,317	812,349
Taubman Centers, Inc.	6,435	433,783
The Macerich Co.	14,031	789,665
Ventas, Inc.	29,956	1,865,061

		23,693,938

Retailing 5.8%
Advance Auto Parts, Inc.	7,613	609,573
Amazon.com, Inc. *	37,408	10,510,900
AutoZone, Inc. *	3,699	1,553,358
Bed Bath & Beyond, Inc. *	22,323	1,646,098
CarMax, Inc. *	22,841	1,086,318
Dick’s Sporting Goods, Inc.	9,965	462,476
Dollar General Corp. *	30,519	1,647,110
Dollar Tree, Inc. *	22,640	1,193,128
Family Dollar Stores, Inc.	9,629	685,489
J.C. Penney Co., Inc. *(a)	14,915	186,139
LKQ Corp. *	30,282	885,446
Lowe’s Cos., Inc.	109,590	5,021,414
Netflix, Inc. *	5,676	1,611,473
Nordstrom, Inc.	15,330	854,341
O’Reilly Automotive, Inc. *	11,400	1,398,894
PetSmart, Inc.	10,947	770,997
Priceline.com, Inc. *	5,313	4,986,410
Ross Stores, Inc.	22,375	1,504,942
Sally Beauty Holdings, Inc. *	15,615	408,020
Sears Holdings Corp. *(a)	3,840	169,882
Target Corp.	65,543	4,149,527
Tiffany & Co.	12,196	940,434
TJX Cos., Inc.	73,517	3,875,816
Tractor Supply Co.	7,115	870,663
Ulta Salon, Cosmetics & Fragrance, Inc. *	6,118	607,150
Urban Outfitters, Inc. *	11,394	477,750

		48,113,748

Semiconductors & Semiconductor Equipment 0.8%
Altera Corp.	32,828	1,154,561
Broadcom Corp., Class A	53,768	1,358,180
Cree, Inc. *	12,198	676,867
Marvell Technology Group Ltd.	43,763	529,970
NVIDIA Corp.	58,315	860,146
Skyworks Solutions, Inc. *	19,671	498,856
Xilinx, Inc.	26,869	1,166,652

		6,245,232

Software & Services 15.5%
Accenture plc, Class A	66,641	4,814,812
Activision Blizzard, Inc.	43,195	704,942
Adobe Systems, Inc. *	51,235	2,344,001
Akamai Technologies, Inc. *	18,160	834,997
Alliance Data Systems Corp. *	5,086	995,330
Amdocs Ltd.	16,432	605,684
ANSYS, Inc. *	9,390	788,572
Autodesk, Inc. *	22,904	841,722
Automatic Data Processing, Inc.	49,441	3,518,222
BMC Software, Inc. *	13,267	610,282
Citrix Systems, Inc. *	19,100	1,351,707
Cognizant Technology Solutions Corp., Class A *	31,014	2,273,326
Concur Technologies, Inc. *	4,719	461,141
eBay, Inc. *	119,329	5,965,257
Electronic Arts, Inc. *	30,792	820,299
Equinix, Inc. *	5,018	871,827
Facebook, Inc., Class A *	57,175	2,360,184
FactSet Research Systems, Inc. (a)	4,269	436,932
Fidelity National Information Services, Inc.	30,140	1,340,024
Fiserv, Inc. *	13,662	1,315,241
FleetCor Technologies, Inc. *	6,918	713,315
Fortinet, Inc. *	13,628	269,834
Gartner, Inc. *	9,767	566,193
Genpact Ltd.	13,975	269,019
Global Payments, Inc.	7,849	374,005
Google, Inc., Class A *	27,503	23,292,291
IAC/InterActiveCorp	7,811	383,442
Informatica Corp. *	11,313	404,666
Intuit, Inc.	28,607	1,817,403
Jack Henry & Associates, Inc.	8,845	441,365
LinkedIn Corp., Class A *	7,302	1,752,772
Mastercard, Inc., Class A	10,665	6,463,843
MICROS Systems, Inc. *	8,380	409,782
Microsoft Corp.	769,732	25,709,049
NetSuite, Inc. *	2,774	275,819
Nuance Communications, Inc. *	26,547	506,782
Oracle Corp.	376,363	11,990,925
Rackspace Hosting, Inc. *	11,111	497,995
Red Hat, Inc. *	19,231	971,550
Salesforce.com, Inc. *	55,372	2,720,426
ServiceNow, Inc. *	1,254	58,788
SolarWinds, Inc. *	6,335	230,911
Solera Holdings, Inc.	6,869	354,578
Symantec Corp.	70,827	1,813,879
Synopsys, Inc. *	15,573	564,677
Teradata Corp. *	16,987	994,759
TIBCO Software, Inc. *	16,140	363,796
Vantiv, Inc., Class A *	11,127	293,864
VeriFone Systems, Inc. *	11,286	223,689
Visa, Inc., Class A	51,759	9,027,805
VMware, Inc., Class A *	8,922	750,786
Workday, Inc., Class A *	2,333	169,212

		127,931,722

Technology Hardware & Equipment 11.5%
3D Systems Corp. *(a)	9,442	485,319
Amphenol Corp., Class A	16,399	1,242,552

See financial notes 61

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Apple, Inc.	96,033	46,772,873
Cisco Systems, Inc.	547,294	12,757,423
Corning, Inc.	151,522	2,127,369
Dell, Inc.	150,156	2,067,648
EMC Corp.	215,203	5,547,933
F5 Networks, Inc. *	8,055	671,626
FLIR Systems, Inc.	14,755	461,536
Hewlett-Packard Co.	197,051	4,402,119
JDS Uniphase Corp. *	24,244	311,051
Juniper Networks, Inc. *	51,496	973,274
National Instruments Corp.	9,743	270,368
NetApp, Inc.	37,807	1,570,503
Palo Alto Networks, Inc. *	3,370	161,827
QUALCOMM, Inc.	176,697	11,711,477
SanDisk Corp.	24,830	1,370,120
Trimble Navigation Ltd. *	25,502	643,926
Western Digital Corp.	21,810	1,352,220

		94,901,164

Telecommunication Services 0.5%
Crown Castle International Corp. *	30,137	2,092,111
Level 3 Communications, Inc. *	16,765	374,865
SBA Communications Corp., Class A *	12,992	974,400
T-Mobile US, Inc. *	16,568	386,863
tw telecom, Inc. *	15,605	446,615

		4,274,854

Transportation 3.3%
C.H. Robinson Worldwide, Inc.	16,512	939,037
CSX Corp.	104,960	2,583,066
Delta Air Lines, Inc.	86,011	1,696,997
Expeditors International of Washington, Inc.	21,171	858,696
FedEx Corp.	30,583	3,283,391
Genesee & Wyoming, Inc., Class A *	5,070	438,961
Hertz Global Holdings, Inc. *	40,861	981,890
J.B. Hunt Transport Services, Inc.	9,212	663,264
Kansas City Southern	11,320	1,193,354
Kirby Corp. *	5,757	463,035
Southwest Airlines Co.	72,802	932,594
Union Pacific Corp.	47,691	7,322,476
United Parcel Service, Inc., Class B	72,578	6,211,225

		27,567,986

Utilities 0.5%
AES Corp.	63,350	805,178
Calpine Corp. *	39,387	761,351
ITC Holdings Corp.	5,464	485,695
NRG Energy, Inc.	32,934	864,517
ONEOK, Inc.	21,008	1,080,652

		3,997,393

Total Common Stock
(Cost $684,426,677)		825,128,444

Other Investment Companies 0.2% of net assets

Equity Fund 0.1%
iShares Russell 1000 Growth ETF	13,000	976,690

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (c)	585,284	585,284

Total Other Investment Companies
(Cost $1,546,911)		1,561,974

End of Investments

Collateral Invested for Securities on Loan 0.4% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (c)	2,908,780	2,908,780

Total Collateral Invested for Securities on Loan
(Cost $2,908,780)		2,908,780

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $686,233,090 and the unrealized appreciation and depreciation were $152,246,575 and ($11,789,247), respectively, with a net unrealized appreciation of $140,457,328.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $4,083,471.
(b)	Issuer is affiliated with the fund’s adviser.
(c)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered

62 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$825,128,444	$—	$—	$825,128,444
Other Investment Companies[1]	1,561,974	—	—	1,561,974

Total	$826,690,418	$—	$—	$826,690,418

Other Financial Instruments
Collateral Invested for Securities on Loan	$2,908,780	$—	$—	$2,908,780

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 63

 Schwab U.S. Large-Cap Growth ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments in affiliated issuers, at value (cost $1,844,951)		$2,330,688
Investments in unaffiliated issuers, at value (cost $684,128,637) including securities on loan of $4,083,471	+	824,359,730

Total investments, at value (cost $685,973,588)		826,690,418
Collateral invested for securities on loan		2,908,780
Receivables:
Investments sold		316,728
Fund shares sold		3,959,870
Dividends		1,165,965
Income from securities on loan		5,020
Foreign tax reclaims	+	4,096

Total assets		835,050,877

Liabilities

Collateral held for securities on loan		2,908,780
Payables:
Investments bought		4,524,461
Investment adviser fees	+	4,735

Total liabilities		7,437,976

Net Assets

Total assets		835,050,877
Total liabilities	−	7,437,976

Net assets		$827,612,901

Net Assets by Source
Capital received from investors		694,079,961
Net investment income not yet distributed		2,061,801
Net realized capital losses		(9,245,691)
Net unrealized capital gains		140,716,830

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$827,612,901		20,900,000		$39.60

64 See financial notes

 Schwab U.S. Large-Cap Growth ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends received from affiliated issuer		$22,671
Dividends received from unaffiliated issuers (net of foreign withholding tax of $20,951)		10,064,120
Interest		133
Securities on loan	+	39,243

Total investment income		10,126,167

Expenses

Investment adviser fees		451,754

Total expenses	−	451,754

Net investment income		9,674,413

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		7,651
Net realized losses on unaffiliated investments		(5,552,759)
Net realized gains on in-kind redemptions	+	5,917,362

Net realized gains		372,254
Net unrealized gains on affiliated issuer		674,368
Net unrealized gains on unaffiliated investments	+	90,443,844

Net unrealized gains	+	91,118,212

Net realized and unrealized gains		91,490,466

Net increase in net assets resulting from operations		$101,164,879

See financial notes 65

 Schwab U.S. Large-Cap Growth ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$9,674,413	$4,505,804
Net realized gains		372,254	8,926,873
Net unrealized gains	+	91,118,212	43,484,128

Net increase in net assets resulting from operations		101,164,879	56,916,805

Distributions to Shareholders

Distributions from net investment income		($8,617,825)	($4,082,865)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,700,000	$287,234,792	5,050,000	$161,486,599
Shares redeemed	+	(750,000)	(27,230,664)	(1,600,001)	(48,413,567)

Net transactions in fund shares		6,950,000	$260,004,128	3,449,999	$113,073,032

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,950,000	$475,061,719	10,500,001	$309,154,747
Total increase	+	6,950,000	352,551,182	3,449,999	165,906,972

End of period		20,900,000	$827,612,901	13,950,000	$475,061,719

Net investment income not yet distributed			$2,061,801		$1,082,121

66 See financial notes

Schwab U.S. Large-Cap Value ETF™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	12/9/09[1]–
	8/31/13	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	31.24	27.34	24.36	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.93	0.82	0.70	0.47
Net realized and unrealized gains (losses)	5.24	3.89	2.99	(0.78)

Total from investment operations	6.17	4.71	3.69	(0.31)
Less distributions:
Distributions from net investment income	(0.92)	(0.81)	(0.71)	(0.33)

Net asset value at end of period	36.49	31.24	27.34	24.36

Total return (%)	20.06	17.53	15.12	(1.29)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.07	0.13	0.13	0.14	[3,4]
Gross operating expenses	0.07	0.13	0.13	0.14	[3]
Net investment income (loss)	2.73	2.89	2.68	2.98	[3]
Portfolio turnover rate[5]	9	8	7	5	[2]
Net assets, end of period ($ x 1,000)	700,693	385,791	241,994	84,052

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 67

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	614,434,757	697,927,846
0.2%	Other Investment Companies	1,563,643	1,565,314

99.8%	Total Investments	615,998,400	699,493,160
0.1%	Collateral Invested for Securities on Loan	910,622	910,622
0.1%	Other Assets and Liabilities, Net		289,237

100.0%	Net Assets		700,693,019

	Number	Value
Security	of Shares	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.7%
Delphi Automotive plc	25,398	1,397,398
Ford Motor Co.	343,953	5,568,599
General Motors Co. *	67,971	2,316,452
Harley-Davidson, Inc.	19,557	1,173,029
Lear Corp.	8,023	551,581
TRW Automotive Holdings Corp. *	10,530	727,307

		11,734,366

Banks 5.4%
BB&T Corp.	61,142	2,076,382
BOK Financial Corp.	2,499	160,161
Comerica, Inc.	16,175	660,587
Cullen/Frost Bankers, Inc. (a)	5,226	370,210
Fifth Third Bancorp	77,004	1,408,403
First Republic Bank	5,892	260,898
Hudson City Bancorp, Inc.	41,270	379,271
Huntington Bancshares, Inc.	74,760	616,022
KeyCorp	79,344	925,945
M&T Bank Corp.	10,631	1,204,918
New York Community Bancorp, Inc.	38,476	563,673
Ocwen Financial Corp. *	10,044	506,619
People’s United Financial, Inc.	29,073	413,418
Regions Financial Corp.	122,500	1,151,500
The PNC Financial Services Group, Inc.	46,290	3,345,378
U.S. Bancorp	162,215	5,860,828
Wells Fargo & Co.	431,485	17,725,404
Zions Bancorp	15,971	446,709

		38,076,326

Capital Goods 8.8%
3M Co.	55,508	6,304,599
Carlisle Cos., Inc.	5,471	364,369
Eaton Corp. plc	41,397	2,621,258
General Dynamics Corp.	28,920	2,407,590
General Electric Co.	905,560	20,954,658
Honeywell International, Inc.	68,950	5,486,351
Hubbell, Inc., Class B	4,547	460,884
IDEX Corp.	7,096	421,290
Ingersoll-Rand plc	24,251	1,434,204
L-3 Communications Holdings, Inc.	7,967	719,659
Lockheed Martin Corp.	23,465	2,872,585
Masco Corp.	31,410	594,277
Northrop Grumman Corp.	20,505	1,891,996
Oshkosh Corp. *	7,507	337,214
Owens Corning *	10,220	382,637
Parker Hannifin Corp.	13,105	1,309,845
Raytheon Co.	28,489	2,148,355
Rockwell Automation, Inc.	12,469	1,212,361
Rockwell Collins, Inc.	11,762	832,397
Snap-On, Inc.	5,047	472,399
Terex Corp. *	9,505	275,645
Timken Co.	7,382	413,835
United Technologies Corp.	74,128	7,420,213
Xylem, Inc.	16,133	399,776

		61,738,397

Commercial & Professional Services 0.8%
Cintas Corp.	8,927	426,354
Iron Mountain, Inc.	15,238	393,140
Manpowergroup, Inc.	6,669	432,485
Republic Services, Inc.	25,630	833,231
The ADT Corp. *	18,878	751,911
Tyco International Ltd.	40,950	1,352,988
Waste Management, Inc.	38,535	1,558,355

		5,748,464

Consumer Durables & Apparel 0.8%
Garmin Ltd.	9,070	369,784
Hanesbrands, Inc.	8,922	530,681
Hasbro, Inc.	9,748	444,314
Leggett & Platt, Inc.	12,523	362,165
Lennar Corp., Class A	14,383	457,523
Mattel, Inc.	30,373	1,230,106
Newell Rubbermaid, Inc.	25,278	639,533
Polaris Industries, Inc.	5,708	623,371
Tupperware Brands Corp.	4,392	354,742
Whirlpool Corp.	6,978	897,720

		5,909,939

Consumer Services 1.9%
Carnival Corp.	39,096	1,410,975
Darden Restaurants, Inc.	10,995	508,079
H&R Block, Inc.	23,247	648,824
International Game Technology	23,345	440,987
McDonald’s Corp.	87,584	8,264,426
MGM Resorts International *	33,607	594,508
Norwegian Cruise Line Holdings Ltd. *	4,190	130,267

68 See financial notes

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Royal Caribbean Cruises Ltd.	12,627	463,285
Wyndham Worldwide Corp.	12,137	720,452

		13,181,803

Diversified Financials 9.7%
Ameriprise Financial, Inc.	17,551	1,512,019
Bank of America Corp.	943,912	13,328,038
Capital One Financial Corp.	50,888	3,284,820
Citigroup, Inc.	266,433	12,876,707
CME Group, Inc.	26,831	1,907,952
Eaton Vance Corp.	10,948	422,045
ING US, Inc.	5,602	161,338
Invesco Ltd.	38,819	1,178,545
JPMorgan Chase & Co.	331,123	16,731,645
Legg Mason, Inc.	9,270	301,460
Leucadia National Corp.	26,205	653,291
LPL Financial Holdings, Inc.	3,755	138,109
Morgan Stanley	119,561	3,079,891
Northern Trust Corp.	19,277	1,057,729
NYSE Euronext	21,424	895,523
Raymond James Financial, Inc.	9,819	410,729
SLM Corp.	38,683	928,005
The Bank of New York Mellon Corp.	101,529	3,019,473
The Goldman Sachs Group, Inc.	37,854	5,758,729
The NASDAQ OMX Group, Inc.	10,241	305,796

		67,951,844

Energy 11.7%
Apache Corp.	34,117	2,923,145
Chesapeake Energy Corp.	45,174	1,165,941
Chevron Corp.	169,809	20,450,098
Cimarex Energy Co.	7,443	623,798
Cobalt International Energy, Inc. *	24,138	588,967
ConocoPhillips	107,154	7,104,310
Devon Energy Corp.	33,102	1,889,793
Exxon Mobil Corp.	389,404	33,940,453
Marathon Oil Corp.	61,897	2,131,114
Murphy Oil Corp.	15,969	1,076,630
Nabors Industries Ltd.	26,458	407,453
Newfield Exploration Co. *	11,672	278,027
Phillips 66	54,550	3,114,805
QEP Resources, Inc.	15,448	422,039
Spectra Energy Corp.	58,483	1,936,372
The Williams Cos., Inc.	59,635	2,161,172
Valero Energy Corp.	48,194	1,712,333

		81,926,450

Food & Staples Retailing 0.6%
Safeway, Inc.	21,044	545,040
Sprouts Farmers Market, Inc. *	1,628	60,171
Sysco Corp.	51,698	1,655,370
The Kroger Co.	45,612	1,669,399

		3,929,980

Food, Beverage & Tobacco 8.1%
Altria Group, Inc.	176,442	5,977,855
Archer-Daniels-Midland Co.	57,684	2,031,054
Beam, Inc.	14,163	887,312
Campbell Soup Co.	15,387	664,411
Coca-Cola Enterprises, Inc.	22,104	826,690
ConAgra Foods, Inc.	36,547	1,236,019
Constellation Brands, Inc., Class A *	13,622	738,993
Dr. Pepper Snapple Group, Inc.	18,054	808,097
General Mills, Inc.	56,303	2,776,864
Hillshire Brands Co.	10,381	335,410
Hormel Foods Corp.	11,730	485,974
Ingredion, Inc.	6,964	438,314
Kellogg Co.	22,095	1,341,387
Kraft Foods Group, Inc.	51,775	2,680,392
McCormick & Co., Inc. Non Voting Shares	11,524	779,599
Molson Coors Brewing Co., Class B	14,026	684,328
Mondelez International, Inc., Class A	155,642	4,773,540
Philip Morris International, Inc.	143,284	11,955,617
Reynolds American, Inc.	28,222	1,344,214
The Coca-Cola Co.	335,418	12,806,259
The Hershey Co.	13,174	1,211,349
The J.M. Smucker Co.	9,491	1,007,375
Tyson Foods, Inc., Class A	24,626	712,923

		56,503,976

Health Care Equipment & Services 2.3%
Abbott Laboratories	136,441	4,547,579
Boston Scientific Corp. *	117,387	1,241,954
Cardinal Health, Inc.	29,882	1,502,467
Cigna Corp.	24,839	1,954,581
Humana, Inc.	13,701	1,261,588
Omnicare, Inc.	9,013	490,037
St. Jude Medical, Inc.	24,912	1,255,814
Tenet Healthcare Corp. *	8,990	351,060
WellPoint, Inc.	26,766	2,278,857
Zimmer Holdings, Inc.	14,658	1,159,301

		16,043,238

Household & Personal Products 3.4%
Avon Products, Inc.	38,089	753,020
Kimberly-Clark Corp.	33,507	3,132,234
The Clorox Co.	11,548	955,020
The Procter & Gamble Co.	240,035	18,696,326

		23,536,600

Insurance 6.0%
ACE Ltd.	29,638	2,599,845
Aflac, Inc.	40,870	2,361,877
American Financial Group, Inc.	6,916	356,381
American International Group, Inc. *	129,758	6,028,557
Aon plc	26,975	1,790,601
Arch Capital Group Ltd. *	11,801	629,111
Arthur J. Gallagher & Co.	11,013	455,277
Axis Capital Holdings Ltd.	10,128	435,403
Brown & Brown, Inc.	10,413	324,261
Cincinnati Financial Corp.	12,825	585,846
CNA Financial Corp.	2,737	96,561
Fidelity National Financial, Inc., Class A	18,598	440,959
Genworth Financial, Inc., Class A *	44,147	520,935
Hartford Financial Services Group, Inc.	39,714	1,175,534
HCC Insurance Holdings, Inc.	9,302	392,544

See financial notes 69

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Lincoln National Corp.	23,891	1,004,378
Loews Corp.	26,753	1,189,438
Marsh & McLennan Cos., Inc.	48,023	1,979,988
MetLife, Inc.	95,670	4,418,997
Principal Financial Group, Inc.	23,757	972,136
Prudential Financial, Inc.	40,986	3,069,032
Reinsurance Group of America, Inc.	6,210	402,470
The Allstate Corp.	40,829	1,956,526
The Chubb Corp.	22,557	1,876,066
The Progressive Corp.	48,980	1,227,929
The Travelers Cos., Inc.	32,789	2,619,841
Torchmark Corp.	7,888	543,404
Unum Group	24,028	709,547
Validus Holdings Ltd.	8,303	287,367
W.R. Berkley Corp.	9,287	381,881
Willis Group Holdings plc	15,141	625,021
XL Group plc	24,810	733,384

		42,191,097

Materials 3.5%
Air Products & Chemicals, Inc.	18,145	1,853,330
Albemarle Corp.	7,706	480,623
Alcoa, Inc.	95,504	735,381
Ashland, Inc.	6,580	573,842
Avery Dennison Corp.	8,490	363,032
Axiall Corp.	6,462	258,674
Bemis Co., Inc.	8,926	355,166
Celanese Corp., Series A	13,531	666,266
E.I. du Pont de Nemours & Co.	80,186	4,540,131
Eastman Chemical Co.	13,623	1,035,348
Huntsman Corp.	15,866	277,655
International Flavors & Fragrances, Inc.	7,339	579,854
International Paper Co.	38,735	1,828,679
Martin Marietta Materials, Inc.	3,980	382,279
MeadWestvaco Corp.	15,394	551,875
Owens-Illinois, Inc. *	14,360	407,680
Packaging Corp. of America	8,495	450,575
PPG Industries, Inc.	12,418	1,939,816
Reliance Steel & Aluminum Co.	6,927	461,962
Rockwood Holdings, Inc.	6,751	431,119
RPM International, Inc.	12,068	410,071
Sealed Air Corp.	17,095	485,498
The Dow Chemical Co.	105,524	3,946,598
The Valspar Corp.	6,847	425,610
Valhi, Inc.	1,752	34,549
Vulcan Materials Co.	11,986	572,931
Westlake Chemical Corp.	1,857	187,891

		24,236,435

Media 3.7%
Cablevision Systems Corp., Class A	19,040	337,579
CBS Corp., Class B Non Voting Shares	49,712	2,540,283
Gannett Co., Inc.	20,655	497,579
Lamar Advertising Co., Class A *	5,247	220,741
News Corp., Class A *	43,510	683,107
Omnicom Group, Inc.	22,610	1,371,297
The Interpublic Group of Cos., Inc.	37,329	586,812
The Walt Disney Co.	157,821	9,600,251
Time Warner, Inc.	81,436	4,929,321
Twenty-First Century Fox, Inc.	174,075	5,453,770

		26,220,740

Pharmaceuticals, Biotechnology & Life Sciences 6.8%
AbbVie, Inc.	138,819	5,915,078
Bristol-Myers Squibb Co.	144,072	6,006,362
Eli Lilly & Co.	86,362	4,439,007
Hospira, Inc. *	14,306	558,363
Merck & Co., Inc.	264,484	12,507,448
Mylan, Inc. *	33,194	1,173,076
PerkinElmer, Inc.	10,028	360,707
Pfizer, Inc.	584,835	16,498,195

		47,458,236

Real Estate 2.7%
American Capital Agency Corp.	34,765	791,251
Annaly Capital Management, Inc.	82,561	963,487
Apartment Investment & Management Co., Class A	12,556	345,667
Camden Property Trust	7,331	452,982
CBL & Associates Properties, Inc.	14,895	285,984
DDR Corp.	21,223	329,381
Duke Realty Corp.	27,825	405,967
Equity Residential	28,126	1,459,458
General Growth Properties, Inc.	39,079	749,535
HCP, Inc.	39,602	1,612,989
Health Care REIT, Inc.	24,769	1,521,807
Kilroy Realty Corp.	6,822	332,845
Kimco Realty Corp.	35,034	701,731
Liberty Property Trust	12,376	428,210
National Retail Properties, Inc.	10,600	324,678
Plum Creek Timber Co., Inc.	13,887	615,333
Prologis, Inc.	43,448	1,531,108
Rayonier, Inc.	11,266	622,334
Realty Income Corp.	17,226	680,427
Regency Centers Corp.	8,454	401,988
Senior Housing Properties Trust	16,258	369,870
Two Harbors Investment Corp.	32,207	306,289
UDR, Inc.	23,200	524,088
Vornado Realty Trust	14,846	1,206,980
Weingarten Realty Investors	9,668	277,568
Weyerhaeuser Co.	50,375	1,379,267
WP Carey, Inc.	4,872	320,237

		18,941,461

Retailing 3.0%
Abercrombie & Fitch Co., Class A	6,973	246,217
American Eagle Outfitters, Inc.	14,711	212,868
AutoNation, Inc. *	3,783	176,817
Best Buy Co., Inc.	23,494	845,784
CST Brands, Inc. *	5,277	155,672
Dillard’s, Inc., Class A	2,796	213,223
Expedia, Inc.	8,190	382,964
Foot Locker, Inc.	13,086	421,369
Genuine Parts Co.	13,702	1,055,191
Kohl’s Corp.	17,748	910,650
L Brands, Inc.	21,281	1,220,678
Liberty Interactive Corp., Class A *	43,871	990,607

70 See financial notes

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Macy’s, Inc.	33,432	1,485,384
Signet Jewelers Ltd.	7,058	468,651
Staples, Inc.	57,044	793,482
The Gap, Inc.	25,241	1,020,746
The Home Depot, Inc.	128,014	9,535,763
TripAdvisor, Inc. *	9,645	713,441
Williams-Sonoma, Inc.	7,475	421,665

		21,271,172

Semiconductors & Semiconductor Equipment 3.2%
Analog Devices, Inc.	27,145	1,256,270
Applied Materials, Inc.	105,299	1,580,538
Avago Technologies Ltd.	18,882	727,146
Freescale Semiconductor Ltd. *	4,412	63,180
Intel Corp.	435,750	9,577,785
KLA-Tencor Corp.	14,355	791,678
Lam Research Corp. *	14,467	675,175
Linear Technology Corp.	20,939	802,592
LSI Corp. *	47,727	353,657
Maxim Integrated Products, Inc.	25,070	698,074
Microchip Technology, Inc.	16,990	659,382
Micron Technology, Inc. *	90,340	1,225,914
ON Semiconductor Corp. *	37,400	270,776
Texas Instruments, Inc.	96,796	3,697,607

		22,379,774

Software & Services 3.4%
CA, Inc.	29,605	865,946
Cadence Design Systems, Inc. *	25,835	347,997
Computer Sciences Corp.	12,808	642,321
International Business Machines Corp.	91,306	16,642,345
Paychex, Inc.	28,431	1,099,711
SAIC, Inc.	23,505	354,220
The Western Union Co.	47,954	840,634
Total System Services, Inc.	14,277	395,045
VeriSign, Inc. *	13,216	634,236
Yahoo! Inc. *	83,020	2,251,502

		24,073,957

Technology Hardware & Equipment 1.1%
Arrow Electronics, Inc. *	9,124	423,536
Avnet, Inc. *	11,471	442,322
Harris Corp.	9,519	539,061
Jabil Circuit, Inc.	17,045	388,967
Molex, Inc.	12,510	363,040
Motorola Solutions, Inc.	23,509	1,316,739
NCR Corp. *	14,679	522,279
Seagate Technology plc	28,154	1,078,861
TE Connectivity Ltd.	36,194	1,773,506
Xerox Corp.	108,369	1,081,523

		7,929,834

Telecommunication Services 4.4%
AT&T, Inc.	471,468	15,949,762
CenturyLink, Inc.	53,069	1,757,645
Frontier Communications Corp. (a)	83,262	360,525
Sprint Corp. *	74,766	501,680
Verizon Communications, Inc.	250,639	11,875,276
Windstream Corp. (a)	53,969	435,530

		30,880,418

Transportation 0.4%
Norfolk Southern Corp.	27,465	1,981,874
United Continental Holdings, Inc. *	31,188	887,611

		2,869,485

Utilities 6.2%
AGL Resources, Inc.	10,589	465,387
Alliant Energy Corp.	9,667	479,580
Ameren Corp.	21,013	710,450
American Electric Power Co., Inc.	42,347	1,812,452
American Water Works Co., Inc.	15,556	633,751
Aqua America, Inc.	12,959	393,565
CenterPoint Energy, Inc.	38,046	872,395
CMS Energy Corp.	24,043	637,861
Consolidated Edison, Inc.	25,750	1,447,922
Dominion Resources, Inc.	50,340	2,937,339
DTE Energy Co.	15,282	1,021,907
Duke Energy Corp.	61,699	4,047,454
Edison International	28,645	1,314,519
Entergy Corp.	15,708	993,217
Exelon Corp.	74,578	2,273,883
FirstEnergy Corp.	36,770	1,377,772
Integrys Energy Group, Inc.	7,169	400,890
MDU Resources Group, Inc.	16,935	452,165
National Fuel Gas Co.	7,019	458,200
NextEra Energy, Inc.	37,173	2,987,222
NiSource, Inc.	27,754	812,082
Northeast Utilities	28,203	1,155,477
NV Energy, Inc.	20,011	469,258
OGE Energy Corp.	17,764	625,470
Pepco Holdings, Inc.	21,585	408,820
PG&E Corp.	38,523	1,593,311
Pinnacle West Capital Corp.	9,276	503,409
PPL Corp.	55,680	1,709,376
Public Service Enterprise Group, Inc.	44,472	1,441,782
Questar Corp.	14,874	326,038
SCANA Corp.	12,088	581,675
Sempra Energy	19,604	1,654,970
TECO Energy, Inc.	17,559	290,250
The Southern Co.	76,136	3,168,780
UGI Corp.	9,486	371,851
Westar Energy, Inc.	10,530	327,588
Wisconsin Energy Corp.	20,144	826,710
Xcel Energy, Inc.	43,305	1,209,076

		43,193,854

Total Common Stock
(Cost $614,434,757)		697,927,846

Other Investment Companies 0.2% of net assets

Equity Fund 0.1%
iShares Russell 1000 Value ETF	14,000	1,182,580

See financial notes 71

 Schwab U.S. Large-Cap Value ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (b)	382,734	382,734

Total Other Investment Companies
(Cost $1,563,643)		1,565,314

End of Investments

Collateral Invested for Securities on Loan 0.1% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (b)	910,622	910,622

Total Collateral Invested for Securities on Loan
(Cost $910,622)		910,622

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $616,542,131 and the unrealized appreciation and depreciation were $88,084,933 and ($5,133,904), respectively, with a net unrealized appreciation $82,951,029.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $873,252.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$697,927,846	$—	$—	$697,927,846
Other Investment Companies[1]	1,565,314	—	—	1,565,314

Total	$699,493,160	$—	$—	$699,493,160

Other Financial Instruments
Collateral Invested for Securities on Loan	$910,622	$—	$—	$910,622

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2012	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Rights	$—	($129)	$4,146	$2,764	($6,781)	$—	$—	$—

Total	$—	($129)	$4,146	$2,764	($6,781)	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

72 See financial notes

 Schwab U.S. Large-Cap Value ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $615,998,400) including securities on loan of $873,252		$699,493,160
Collateral invested for securities on loan		910,622
Receivables:
Dividends		1,965,759
Income from securities on loan	+	936

Total assets		702,370,477

Liabilities

Collateral held for securities on loan		910,622
Payables:
Investments bought		762,851
Investment adviser fees	+	3,985

Total liabilities		1,677,458

Net Assets

Total assets		702,370,477
Total liabilities	−	1,677,458

Net assets		$700,693,019

Net Assets by Source
Capital received from investors		617,086,628
Net investment income not yet distributed		2,758,069
Net realized capital losses		(2,646,438)
Net unrealized capital gains		83,494,760

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$700,693,019		19,200,000		$36.49

See financial notes 73

 Schwab U.S. Large-Cap Value ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends		$14,756,624
Interest		147
Securities on loan	+	19,464

Total investment income		14,776,235

Expenses

Investment adviser fees		381,550

Total expenses	−	381,550

Net investment income		14,394,685

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(596,696)
Net realized gains on in-kind redemptions	+	16,945,870

Net realized gains		16,349,174
Net unrealized gains on investments	+	52,823,018

Net realized and unrealized gains		69,172,192

Net increase in net assets resulting from operations		$83,566,877

74 See financial notes

 Schwab U.S. Large-Cap Value ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$14,394,685	$8,587,933
Net realized gains		16,349,174	4,538,243
Net unrealized gains	+	52,823,018	32,475,452

Net increase in net assets resulting from operations		83,566,877	45,601,628

Distributions to Shareholders

Distributions from net investment income		($13,282,460)	($7,983,125)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,400,000	$328,362,220	4,800,000	$143,142,091
Shares redeemed	+	(2,550,000)	(83,744,269)	(1,300,001)	(36,963,776)

Net transactions in fund shares		6,850,000	$244,617,951	3,499,999	$106,178,315

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		12,350,000	$385,790,651	8,850,001	$241,993,833
Total increase	+	6,850,000	314,902,368	3,499,999	143,796,818

End of period		19,200,000	$700,693,019	12,350,000	$385,790,651

Net investment income not yet distributed			$2,758,069		$1,739,959

See financial notes 75

Schwab U.S. Mid-Cap ETF™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	1/12/11[1]–
	8/31/13	8/31/12	8/31/11

Per-Share Data ($)

Net asset value at beginning of period	26.56	23.75	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.51	0.37	0.18
Net realized and unrealized gains (losses)	6.40	2.77	(1.29)

Total from investment operations	6.91	3.14	(1.11)
Less distributions:
Distributions from net investment income	(0.53)	(0.33)	(0.14)

Net asset value at end of period	32.94	26.56	23.75

Total return (%)	26.27	13.32	(4.49)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.07	0.13	0.13	[3]
Gross operating expenses	0.07	0.13	0.13	[3]
Net investment income (loss)	1.70	1.53	1.18	[3]
Portfolio turnover rate[4]	25	19	9	[2]
Net assets, end of period ($ x 1,000)	611,081	205,840	79,550

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

76 See financial notes

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.8%		Common Stock	549,296,637	610,190,297
0.1%		Other Investment Companies	348,920	350,750

99.9%		Total Investments	549,645,557	610,541,047
1.6%		Collateral Invested for Securities on Loan	9,782,107	9,782,107
(1	.5)%	Other Assets and Liabilities, Net		(9,241,978)

100.0%		Net Assets		611,081,176

	Number	Value
Security	of Shares	($)

Common Stock 99.8% of net assets

Automobiles & Components 1.9%
Allison Transmission Holdings, Inc.	14,483	326,012
Dana Holding Corp.	40,216	842,927
Gentex Corp.	39,463	889,102
Lear Corp.	25,043	1,721,706
Tesla Motors, Inc. *(a)	20,726	3,502,694
The Goodyear Tire & Rubber Co. *	65,080	1,309,410
TRW Automotive Holdings Corp. *	32,453	2,241,529
Visteon Corp. *	13,731	983,277

		11,816,657

Banks 4.0%
Associated Banc-Corp.	46,381	739,777
Bank of Hawaii Corp.	12,485	642,978
BankUnited, Inc.	14,509	428,741
BOK Financial Corp.	7,251	464,717
City National Corp.	13,047	854,187
Commerce Bancshares, Inc.	21,241	917,399
Cullen/Frost Bankers, Inc.	16,229	1,149,662
East West Bancorp, Inc.	37,230	1,088,233
First Horizon National Corp.	63,601	703,427
First Niagara Financial Group, Inc.	97,314	982,871
First Republic Bank	18,770	831,136
Fulton Financial Corp.	51,248	619,588
Hancock Holding Co.	23,383	751,763
Hudson City Bancorp, Inc.	131,217	1,205,884
Huntington Bancshares, Inc.	229,209	1,888,682
Nationstar Mortgage Holdings, Inc. *	4,624	229,813
New York Community Bancorp, Inc.	119,493	1,750,573
Ocwen Financial Corp. *	30,696	1,548,306
People’s United Financial, Inc.	86,323	1,227,513
Popular, Inc. *	27,975	868,904
Prosperity Bancshares, Inc.	12,364	739,367
Signature Bank *	12,707	1,114,658
SVB Financial Group *	12,064	998,899
TCF Financial Corp.	44,263	621,895
TFS Financial Corp. *	20,595	224,074
Valley National Bancorp (a)	54,966	554,607
Zions Bancorp	48,690	1,361,859

		24,509,513

Capital Goods 10.9%
A.O. Smith Corp.	21,165	889,988
Acuity Brands, Inc.	11,723	1,002,316
AECOM Technology Corp. *	28,857	840,604
AGCO Corp.	26,514	1,499,632
Air Lease Corp.	19,470	502,326
Armstrong World Industries, Inc. *	5,827	282,959
B/E Aerospace, Inc. *	27,860	1,899,773
Carlisle Cos., Inc.	16,871	1,123,609
Chicago Bridge & Iron Co. N.V.	28,667	1,715,147
CLARCOR, Inc.	13,636	730,344
Colfax Corp. *	22,349	1,164,159
Crane Co.	13,251	760,740
Donaldson Co., Inc.	36,148	1,273,855
EMCOR Group, Inc.	19,052	716,165
Fortune Brands Home & Security, Inc.	44,960	1,656,326
Foster Wheeler AG *	27,501	637,473
GATX Corp.	12,718	575,617
Generac Holdings, Inc.	18,581	735,622
Graco, Inc.	16,761	1,164,722
HD Supply Holdings, Inc. *	14,281	324,750
Hexcel Corp. *	27,221	968,251
Hubbell, Inc., Class B	14,285	1,447,928
IDEX Corp.	22,535	1,337,903
ITT Corp.	23,748	780,122
Jacobs Engineering Group, Inc. *	34,779	2,026,920
KBR, Inc.	39,505	1,179,619
Kennametal, Inc.	20,901	888,711
Lennox International, Inc.	12,424	852,908
Lincoln Electric Holdings, Inc.	22,669	1,417,493
Masco Corp.	96,983	1,834,918
MRC Global, Inc. *	27,944	733,530
MSC Industrial Direct Co., Inc., Class A	12,956	984,656
Nordson Corp.	15,028	1,001,616
Oshkosh Corp. *	24,145	1,084,593
Owens Corning *	31,724	1,187,747
Pall Corp.	30,141	2,083,949
Quanta Services, Inc. *	58,635	1,532,719
Regal-Beloit Corp.	12,392	789,370
Sensata Technologies Holding N.V. *	34,559	1,288,359
Snap-On, Inc.	16,071	1,504,246
Spirit AeroSystems Holdings, Inc., Class A *	30,470	688,013
SPX Corp.	12,378	916,467
Teledyne Technologies, Inc. *	10,117	780,729
Terex Corp. *	30,551	885,979
Textainer Group Holdings Ltd. (a)	4,524	157,707
The Babcock & Wilcox Co.	30,432	943,088
The Manitowoc Co., Inc.	36,069	720,659
The Middleby Corp. *	5,048	938,625
The Toro Co.	16,036	846,861

See financial notes 77

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Timken Co.	21,757	1,219,697
TransDigm Group, Inc.	12,365	1,694,005
Trinity Industries, Inc.	20,856	880,540
Triumph Group, Inc.	13,809	993,834
United Rentals, Inc. *	25,521	1,397,785
URS Corp.	21,237	1,051,656
USG Corp. *	24,305	567,279
Valmont Industries, Inc.	6,599	890,601
WABCO Holdings, Inc. *	17,350	1,353,126
Wabtec Corp.	26,102	1,527,489
Watsco, Inc.	8,017	719,927
WESCO International, Inc. *	12,004	885,535
Woodward, Inc.	15,720	606,163
Xylem, Inc.	51,338	1,272,156

		66,359,606

Commercial & Professional Services 2.5%
Cintas Corp.	28,954	1,382,843
Clean Harbors, Inc. *	14,567	827,843
Copart, Inc. *	29,216	928,192
Covanta Holding Corp.	34,293	724,611
Equifax, Inc.	32,125	1,898,266
Iron Mountain, Inc.	46,010	1,187,058
KAR Auction Services, Inc.	25,318	674,471
Manpowergroup, Inc.	20,893	1,354,911
Pitney Bowes, Inc. (a)	56,763	926,372
Robert Half International, Inc.	37,337	1,316,876
Rollins, Inc.	18,185	450,079
The Dun & Bradstreet Corp.	10,820	1,076,374
Towers Watson & Co., Class A	15,008	1,234,408
Waste Connections, Inc.	33,044	1,399,744

		15,382,048

Consumer Durables & Apparel 4.7%
Brunswick Corp.	24,521	891,584
Carter’s, Inc.	13,495	993,772
D.R. Horton, Inc.	76,860	1,371,951
Fossil Group, Inc. *	14,124	1,640,361
Hanesbrands, Inc.	26,548	1,579,075
Harman International Industries, Inc.	18,562	1,188,339
Hasbro, Inc.	31,621	1,441,285
Jarden Corp. *	26,904	1,155,527
Leggett & Platt, Inc.	39,084	1,130,309
Lennar Corp., Class A	44,943	1,429,637
Mohawk Industries, Inc. *	16,353	1,921,314
Newell Rubbermaid, Inc.	77,794	1,968,188
NVR, Inc. *	1,213	1,038,098
Polaris Industries, Inc.	16,969	1,853,185
PulteGroup, Inc.	93,542	1,439,611
PVH Corp.	21,999	2,832,371
Taylor Morrison Home Corp., Class A *	7,663	157,934
Tempur Sealy International, Inc. *	16,480	634,645
Toll Brothers, Inc. *	41,232	1,262,112
Tupperware Brands Corp.	14,310	1,155,819
Under Armour, Inc., Class A *	21,127	1,534,665

		28,619,782

Consumer Services 2.8%
Apollo Group, Inc., Class A *	27,630	513,089
Bally Technologies, Inc. *	10,554	761,260
Bloomin’ Brands, Inc. *	11,985	269,662
Brinker International, Inc.	18,592	743,494
Burger King Worldwide, Inc.	16,969	331,914
Choice Hotels International, Inc.	7,267	278,907
Darden Restaurants, Inc.	35,146	1,624,097
Domino’s Pizza, Inc.	15,247	936,776
Dunkin’ Brands Group, Inc.	20,405	879,251
H&R Block, Inc.	73,764	2,058,753
International Game Technology	70,580	1,333,256
MGM Resorts International *	99,939	1,767,921
Norwegian Cruise Line Holdings Ltd. *	12,530	389,558
Panera Bread Co., Class A *	7,573	1,242,123
Penn National Gaming, Inc. *	18,385	966,867
SeaWorld Entertainment, Inc.	7,074	211,725
Service Corp. International	58,285	1,053,793
Six Flags Entertainment Corp.	26,020	858,920
Sotheby’s	18,496	852,851
Weight Watchers International, Inc.	7,308	262,650

		17,336,867

Diversified Financials 2.4%
Affiliated Managers Group, Inc. *	14,053	2,449,719
CBOE Holdings, Inc.	23,132	1,061,527
Credit Acceptance Corp. *	3,213	345,558
E*TRADE Financial Corp. *	78,399	1,100,722
Eaton Vance Corp.	33,019	1,272,882
Federated Investors, Inc., Class B (a)	25,998	706,106
ING US, Inc.	17,662	508,666
Legg Mason, Inc.	30,637	996,315
LPL Financial Holdings, Inc.	9,782	359,782
MSCI, Inc. *	33,153	1,243,569
Raymond James Financial, Inc.	30,161	1,261,635
SEI Investments Co.	37,216	1,107,548
The NASDAQ OMX Group, Inc.	31,291	934,349
Waddell & Reed Financial, Inc., Class A	23,527	1,120,356

		14,468,734

Energy 6.3%
Atwood Oceanics, Inc. *	15,722	875,401
Berry Petroleum Co., Class A	12,401	510,301
Cheniere Energy, Inc. *	64,767	1,812,828
Cimarex Energy Co.	23,222	1,946,236
Core Laboratories N.V.	12,441	1,884,936
CVR Energy, Inc.	3,970	169,995
Dresser-Rand Group, Inc. *	20,682	1,260,361
Dril-Quip, Inc. *	9,925	1,012,449
Energen Corp.	19,895	1,319,237
Forum Energy Technologies, Inc. *	5,012	131,164
Gulfport Energy Corp. *	18,550	1,094,450
Helix Energy Solutions Group, Inc. *	26,744	669,402
Helmerich & Payne, Inc.	28,445	1,793,173
Kodiak Oil & Gas Corp. *	71,761	716,892
Laredo Petroleum Holdings, Inc. *	15,777	414,304
McDermott International, Inc. *	65,039	487,793

78 See financial notes

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nabors Industries Ltd.	80,272	1,236,189
Newfield Exploration Co. *	37,068	882,960
Oasis Petroleum, Inc. *	19,558	766,674
Oceaneering International, Inc.	29,407	2,281,395
Oil States International, Inc. *	14,602	1,302,790
Patterson-UTI Energy, Inc.	40,308	789,634
QEP Resources, Inc.	47,933	1,309,530
Rosetta Resources, Inc. *	16,349	760,719
Rowan Cos. plc, Class A *	34,263	1,213,596
RPC, Inc. (a)	17,531	250,343
SandRidge Energy, Inc. *(a)	96,271	495,796
SM Energy Co.	17,620	1,203,798
Superior Energy Services, Inc. *	43,974	1,080,001
Targa Resources Corp.	7,817	532,260
Teekay Corp.	10,099	403,455
Tesoro Corp.	37,153	1,712,382
Tidewater, Inc.	13,532	730,187
Ultra Petroleum Corp. *	42,197	873,478
Unit Corp. *	12,004	552,784
Western Refining, Inc.	14,696	431,034
Whiting Petroleum Corp. *	32,335	1,631,947
World Fuel Services Corp.	18,947	722,828
WPX Energy, Inc. *	55,140	1,028,912

		38,291,614

Food & Staples Retailing 0.6%
PriceSmart, Inc.	5,001	429,936
Safeway, Inc.	64,422	1,668,530
Sprouts Farmers Market, Inc. *	5,000	184,800
The Fresh Market, Inc. *	11,242	548,722
United Natural Foods, Inc. *	13,532	820,445

		3,652,433

Food, Beverage & Tobacco 2.1%
Constellation Brands, Inc., Class A *	41,715	2,263,039
Dean Foods Co. *	25,665	491,741
Flowers Foods, Inc.	47,407	985,592
Green Mountain Coffee Roasters, Inc. *	33,325	2,876,281
Hillshire Brands Co.	33,879	1,094,631
Ingredion, Inc.	20,943	1,318,152
Pilgrim’s Pride Corp. *	16,111	246,982
Pinnacle Foods, Inc.	8,000	216,800
Seaboard Corp.	83	222,440
Smithfield Foods, Inc. *	33,783	1,132,744
The Hain Celestial Group, Inc. *	12,730	1,041,059
WhiteWave Foods Co., Class A *	46,794	894,701

		12,784,162

Health Care Equipment & Services 4.3%
Align Technology, Inc. *	19,504	849,399
athenahealth, Inc. *	9,918	1,046,250
Brookdale Senior Living, Inc. *	27,137	678,968
Centene Corp. *	14,226	813,016
Community Health Systems, Inc.	25,398	997,126
DENTSPLY International, Inc.	39,393	1,654,112
Health Management Associates, Inc., Class A *	70,287	903,891
Health Net, Inc. *	20,553	620,290
HMS Holdings Corp. *	23,967	598,935
Hologic, Inc. *	72,013	1,536,757
IDEXX Laboratories, Inc. *	14,703	1,379,435
LifePoint Hospitals, Inc. *	13,043	589,935
MEDNAX, Inc. *	13,386	1,303,395
Omnicare, Inc.	28,114	1,528,558
Owens & Minor, Inc.	17,348	591,740
Patterson Cos., Inc.	23,046	919,074
ResMed, Inc. (a)	38,723	1,829,275
Sirona Dental Systems, Inc. *	14,889	964,361
STERIS Corp.	16,081	657,552
Team Health Holdings, Inc. *	19,107	734,282
Teleflex, Inc.	11,225	865,223
Tenet Healthcare Corp. *	28,728	1,121,828
The Cooper Cos., Inc.	13,163	1,719,219
Universal Health Services, Inc., Class B	23,856	1,616,244
WellCare Health Plans, Inc. *	11,904	757,928

		26,276,793

Household & Personal Products 0.8%
Coty, Inc., Class A *	15,582	253,987
Energizer Holdings, Inc.	16,881	1,668,349
Herbalife Ltd. (a)	27,902	1,702,301
Nu Skin Enterprises, Inc., Class A	14,264	1,194,040
Spectrum Brands Holdings, Inc.	6,132	371,231

		5,189,908

Insurance 5.8%
Alleghany Corp. *	4,526	1,751,969
Allied World Assurance Co. Holdings AG	9,275	850,796
American Financial Group, Inc.	20,603	1,061,673
American National Insurance Co.	1,797	188,631
AmTrust Financial Services, Inc. (a)	7,989	285,378
Arch Capital Group Ltd. *	36,255	1,932,754
Arthur J. Gallagher & Co.	34,645	1,432,224
Aspen Insurance Holdings Ltd.	19,313	686,963
Assurant, Inc.	20,860	1,106,414
Assured Guaranty Ltd.	51,789	1,030,083
Axis Capital Holdings Ltd.	29,881	1,284,584
Brown & Brown, Inc.	31,290	974,371
Cincinnati Financial Corp.	39,099	1,786,042
CNO Financial Group, Inc.	60,174	817,765
Erie Indemnity Co., Class A	6,971	514,181
Everest Re Group Ltd.	13,381	1,832,528
Fidelity National Financial, Inc., Class A	59,207	1,403,798
First American Financial Corp.	29,206	610,405
Genworth Financial, Inc., Class A *	134,673	1,589,141
HCC Insurance Holdings, Inc.	26,784	1,130,285
Markel Corp. *	3,548	1,811,964
Mercury General Corp.	9,926	435,553
Old Republic International Corp.	66,567	945,251
PartnerRe Ltd.	15,763	1,373,746
ProAssurance Corp.	16,209	764,092
Protective Life Corp.	21,189	885,488
Reinsurance Group of America, Inc.	19,599	1,270,211
RenaissanceRe Holdings Ltd.	12,133	1,060,424
Torchmark Corp.	25,621	1,765,031

See financial notes 79

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Validus Holdings Ltd.	26,568	919,519
W.R. Berkley Corp.	30,297	1,245,813
White Mountains Insurance Group Ltd.	1,426	798,204

		35,545,281

Materials 7.6%
Airgas, Inc.	17,670	1,796,155
Albemarle Corp.	22,631	1,411,495
Allegheny Technologies, Inc.	28,283	755,439
Allied Nevada Gold Corp. *	22,484	104,326
Aptargroup, Inc.	18,043	1,061,109
Ashland, Inc.	19,743	1,721,787
Avery Dennison Corp.	27,626	1,181,288
Axiall Corp.	18,877	755,646
Bemis Co., Inc.	27,372	1,089,132
Cabot Corp.	16,480	659,035
Carpenter Technology Corp.	11,964	643,304
Chemtura Corp. *	26,567	582,349
Cliffs Natural Resources, Inc. (a)	41,247	860,825
Coeur Mining, Inc. *	27,875	402,515
Compass Minerals International, Inc.	8,701	641,525
Crown Holdings, Inc. *	38,481	1,672,384
Cytec Industries, Inc.	10,006	748,249
Domtar Corp.	9,541	629,706
Eagle Materials, Inc.	12,718	815,987
Graphic Packaging Holding Co. *	51,002	423,827
Greif, Inc., Class A	8,294	446,798
Huntsman Corp.	52,934	926,345
International Flavors & Fragrances, Inc.	22,215	1,755,207
Kronos Worldwide, Inc. (a)	6,160	91,230
Louisiana-Pacific Corp. *	37,854	566,296
Martin Marietta Materials, Inc.	12,492	1,199,856
MeadWestvaco Corp.	48,432	1,736,287
NewMarket Corp.	2,855	782,784
Owens-Illinois, Inc. *	45,330	1,286,919
Packaging Corp. of America	26,103	1,384,503
Reliance Steel & Aluminum Co.	20,965	1,398,156
Rock-Tenn Co., Class A	19,503	2,166,978
Rockwood Holdings, Inc.	21,112	1,348,212
Royal Gold, Inc.	17,127	993,880
RPM International, Inc.	36,209	1,230,382
Sealed Air Corp.	53,563	1,521,189
Silgan Holdings, Inc.	12,438	586,825
Sonoco Products Co.	26,779	996,982
Steel Dynamics, Inc.	60,737	926,847
The Scotts Miracle-Gro Co., Class A	10,680	562,943
The Valspar Corp.	22,130	1,375,601
Tronox Ltd., Class A	6,603	141,040
United States Steel Corp. (a)	37,540	671,966
Valhi, Inc.	6,096	120,213
Vulcan Materials Co.	35,697	1,706,316
W.R. Grace & Co. *	19,065	1,531,873
Walter Energy, Inc. (a)	17,232	222,982
Westlake Chemical Corp.	5,470	553,454

		46,188,147

Media 1.6%
AMC Networks, Inc., Class A *	15,339	950,711
Cablevision Systems Corp., Class A	59,143	1,048,605
Cinemark Holdings, Inc.	27,875	821,476
Clear Channel Outdoor Holdings, Inc., Class A *	10,773	81,444
Gannett Co., Inc.	62,041	1,494,568
John Wiley & Sons, Inc., Class A	12,870	563,706
Lamar Advertising Co., Class A *	15,237	641,021
Morningstar, Inc.	5,696	427,713
Regal Entertainment Group, Class A (a)	21,907	391,916
The Interpublic Group of Cos., Inc.	115,934	1,822,482
The Madison Square Garden Co., Class A *	16,844	980,321
The Washington Post Co., Class B	1,237	697,668

		9,921,631

Pharmaceuticals, Biotechnology & Life Sciences 5.0%
Alkermes plc *	36,554	1,160,589
ARIAD Pharmaceuticals, Inc. *	50,232	934,315
Bio-Rad Laboratories, Inc., Class A *	5,470	623,635
BioMarin Pharmaceutical, Inc. *	37,333	2,444,191
Bruker Corp. *	25,724	515,509
Cepheid, Inc. *	17,996	643,897
Charles River Laboratories International, Inc. *	13,251	610,208
Covance, Inc. *	15,135	1,226,540
Cubist Pharmaceuticals, Inc. *	17,896	1,133,891
Endo Health Solutions, Inc. *	30,430	1,250,369
Hospira, Inc. *	44,824	1,749,481
Illumina, Inc. *	33,421	2,601,491
Incyte Corp. *	36,446	1,235,155
Jazz Pharmaceuticals plc *	13,472	1,181,360
Medivation, Inc. *	20,447	1,155,869
Mettler-Toledo International, Inc. *	8,087	1,781,000
Onyx Pharmaceuticals, Inc. *	19,741	2,439,593
PerkinElmer, Inc.	30,429	1,094,531
Pharmacyclics, Inc. *	14,238	1,587,537
Quintiles Transnational Holdings, Inc. *	6,236	269,769
Salix Pharmaceuticals Ltd. *	14,257	954,364
Seattle Genetics, Inc. *	28,625	1,213,700
Techne Corp.	9,637	746,964
United Therapeutics Corp. *	12,866	912,328
Warner Chilcott plc, Class A	48,360	1,037,322

		30,503,608

Real Estate 8.9%
Alexandria Real Estate Equities, Inc.	18,688	1,152,489
American Campus Communities, Inc.	28,600	952,666
American Homes 4 Rent, Class A *	12,000	190,560
Apartment Investment & Management Co., Class A	40,264	1,108,468
BioMed Realty Trust, Inc.	51,958	956,547
BRE Properties, Inc.	20,991	1,007,358
Camden Property Trust	22,385	1,383,169
CBL & Associates Properties, Inc.	44,540	855,168
CBRE Group, Inc., Class A *	82,455	1,803,291
Chimera Investment Corp.	283,560	833,666
Corrections Corp. of America	31,549	1,039,224
CYS Investments, Inc.	47,556	365,230

80 See financial notes

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
DDR Corp.	67,766	1,051,728
Douglas Emmett, Inc.	36,181	835,781
Duke Realty Corp.	86,153	1,256,972
EPR Properties	12,718	622,928
Equity Lifestyle Properties, Inc.	20,491	712,062
Equity One, Inc.	16,765	356,424
Essex Property Trust, Inc.	10,307	1,477,096
Extra Space Storage, Inc.	28,384	1,170,272
Federal Realty Investment Trust	17,246	1,678,208
Forest City Enterprises, Inc., Class A *	40,296	721,298
Hatteras Financial Corp.	27,253	498,730
Healthcare Trust of America, Inc.	14,644	150,833
Highwoods Properties, Inc.	24,124	814,909
Home Properties, Inc.	15,183	876,059
Hospitality Properties Trust	37,719	1,019,167
Invesco Mortgage Capital, Inc.	35,692	546,445
Jones Lang LaSalle, Inc.	11,670	959,741
Kilroy Realty Corp.	20,971	1,023,175
LaSalle Hotel Properties	25,990	689,515
Liberty Property Trust	39,051	1,351,165
Mack-Cali Realty Corp.	23,046	497,794
MFA Financial, Inc.	98,742	710,942
Mid-America Apartment Communities, Inc.	11,615	716,181
National Retail Properties, Inc.	31,978	979,486
OMEGA Healthcare Investors, Inc.	31,055	881,962
Piedmont Office Realty Trust, Inc., Class A	46,292	795,297
Post Properties, Inc.	14,880	673,022
Rayonier, Inc.	33,797	1,866,946
Realogy Holdings Corp. *	39,056	1,653,241
Realty Income Corp.	52,821	2,086,430
Regency Centers Corp.	25,480	1,211,574
Retail Properties of America, Inc., Class A	8,979	119,780
RLJ Lodging Trust	32,896	755,950
Senior Housing Properties Trust	51,859	1,179,792
SL Green Realty Corp.	24,408	2,128,134
Starwood Property Trust, Inc.	44,432	1,107,690
Tanger Factory Outlet Centers	24,799	765,049
Taubman Centers, Inc.	17,363	1,170,440
The Geo Group, Inc.	19,404	605,599
The Howard Hughes Corp. *	8,012	818,826
Two Harbors Investment Corp.	100,053	951,504
UDR, Inc.	67,923	1,534,381
Weingarten Realty Investors	30,851	885,732
WP Carey, Inc.	15,614	1,026,308

		54,582,404

Retailing 5.5%
Aaron’s, Inc.	19,527	528,596
Abercrombie & Fitch Co., Class A	21,297	751,997
Advance Auto Parts, Inc.	19,875	1,591,391
American Eagle Outfitters, Inc.	47,535	687,832
Ascena Retail Group, Inc. *	35,022	571,559
AutoNation, Inc. *	10,630	496,846
Best Buy Co., Inc.	72,912	2,624,832
Cabela’s, Inc. *	12,164	797,107
Chico’s FAS, Inc.	43,347	676,213
Dick’s Sporting Goods, Inc.	26,857	1,246,433
Dillard’s, Inc., Class A	8,394	640,126
DSW, Inc., Class A	8,834	760,519
Foot Locker, Inc.	40,451	1,302,522
GameStop Corp., Class A (a)	32,219	1,617,716
GNC Holdings, Inc., Class A	19,467	990,286
Groupon, Inc. *	73,891	750,733
Guess?, Inc.	17,137	522,679
HomeAway, Inc. *	8,587	270,834
HSN, Inc.	9,364	504,345
J.C. Penney Co., Inc. *(a)	38,708	483,076
LKQ Corp. *	81,174	2,373,528
Penske Automotive Group, Inc.	11,410	445,332
Pier 1 Imports, Inc.	29,383	644,075
Sally Beauty Holdings, Inc. *	41,426	1,082,461
Sears Holdings Corp. *(a)	9,802	433,641
Signet Jewelers Ltd.	22,269	1,478,662
The Buckle, Inc. (a)	7,440	385,243
Tractor Supply Co.	19,162	2,344,854
TripAdvisor, Inc. *	30,136	2,229,160
Ulta Salon, Cosmetics & Fragrance, Inc. *	15,899	1,577,817
Urban Outfitters, Inc. *	29,194	1,224,104
Williams-Sonoma, Inc.	23,271	1,312,717

		33,347,236

Semiconductors & Semiconductor Equipment 1.8%
Atmel Corp. *	121,226	880,101
Cree, Inc. *	32,098	1,781,118
First Solar, Inc. *	17,496	642,453
Freescale Semiconductor Ltd. *	13,751	196,914
Lam Research Corp. *	44,208	2,063,187
LSI Corp. *	151,797	1,124,816
Marvell Technology Group Ltd.	115,193	1,394,987
ON Semiconductor Corp. *	123,713	895,682
Skyworks Solutions, Inc. *	51,118	1,296,353
Teradyne, Inc. *	50,292	771,982

		11,047,593

Software & Services 7.8%
Akamai Technologies, Inc. *	48,437	2,227,133
Alliance Data Systems Corp. *	13,190	2,581,283
Amdocs Ltd.	43,272	1,595,006
ANSYS, Inc. *	24,822	2,084,552
AOL, Inc. *	21,241	699,466
Aspen Technology, Inc. *	25,336	846,983
Booz Allen Hamilton Holding Corp.	11,732	237,338
Broadridge Financial Solutions, Inc.	32,082	954,760
Cadence Design Systems, Inc. *	77,769	1,047,549
CommVault Systems, Inc. *	11,687	979,721
Computer Sciences Corp.	40,307	2,021,396
Compuware Corp.	58,485	624,035
Concur Technologies, Inc. *	12,489	1,220,425
CoreLogic, Inc. *	27,083	696,033
CoStar Group, Inc. *	7,263	1,078,628
DST Systems, Inc.	8,399	599,437
Electronic Arts, Inc. *	81,492	2,170,947
FactSet Research Systems, Inc. (a)	11,004	1,126,259
FleetCor Technologies, Inc. *	17,865	1,842,060
Fortinet, Inc. *	36,582	724,324
Gartner, Inc. *	25,027	1,450,815
Genpact Ltd.	37,332	718,641

See financial notes 81

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Global Payments, Inc.	21,722	1,035,053
IAC/InterActiveCorp	20,548	1,008,701
Informatica Corp. *	29,691	1,062,047
Jack Henry & Associates, Inc.	22,939	1,144,656
Lender Processing Services, Inc.	23,490	749,331
MAXIMUS, Inc.	19,504	731,595
MICROS Systems, Inc. *	20,950	1,024,455
NetSuite, Inc. *	7,628	758,452
NeuStar, Inc., Class A *	17,464	882,631
PTC, Inc. *	33,053	861,692
SAIC, Inc.	75,450	1,137,032
ServiceNow, Inc. *	3,501	164,127
SolarWinds, Inc. *	16,932	617,171
Solera Holdings, Inc.	18,783	969,579
Splunk, Inc. *	6,974	385,035
Synopsys, Inc. *	42,362	1,536,046
Syntel, Inc.	4,524	325,140
Tableau Software, Inc., Class A *	2,120	153,297
TIBCO Software, Inc. *	42,923	967,484
Total System Services, Inc.	44,287	1,225,421
Ultimate Software Group, Inc. *	7,740	1,085,225
Vantiv, Inc., Class A *	29,510	779,359
VeriFone Systems, Inc. *	29,789	590,418
WEX, Inc. *	10,501	840,395

		47,561,133

Technology Hardware & Equipment 3.5%
3D Systems Corp. *(a)	25,080	1,289,112
Anixter International, Inc. *	7,428	620,684
Arrow Electronics, Inc. *	29,166	1,353,886
Aruba Networks, Inc. *	29,006	482,370
Avnet, Inc. *	36,513	1,407,941
AVX Corp.	12,926	166,358
Brocade Communications Systems, Inc. *	125,788	930,831
CDW Corp. *	6,325	138,707
Dolby Laboratories, Inc., Class A (a)	13,155	413,462
EchoStar Corp., Class A *	10,791	434,446
FEI Co.	11,356	888,948
FLIR Systems, Inc.	38,568	1,206,407
Harris Corp.	29,705	1,682,194
Ingram Micro, Inc., Class A *	41,587	919,073
IPG Photonics Corp.	7,881	423,682
Jabil Circuit, Inc.	48,791	1,113,411
JDS Uniphase Corp. *	64,830	831,769
Molex, Inc.	36,800	1,067,936
National Instruments Corp.	26,182	726,550
NCR Corp. *	43,923	1,562,780
Palo Alto Networks, Inc. *	9,008	432,564
Polycom, Inc. *	45,283	449,660
Riverbed Technology, Inc. *	42,680	658,979
Trimble Navigation Ltd. *	68,694	1,734,523
Zebra Technologies Corp., Class A *	14,228	648,797

		21,585,070

Telecommunication Services 1.1%
Frontier Communications Corp. (a)	275,566	1,193,201
Level 3 Communications, Inc. *	44,548	996,093
T-Mobile US, Inc. *	44,226	1,032,677
Telephone & Data Systems, Inc.	26,041	721,075
tw telecom, Inc. *	40,864	1,169,528
United States Cellular Corp.	3,614	154,607
Windstream Corp. (a)	160,564	1,295,752

		6,562,933

Transportation 2.4%
Alaska Air Group, Inc.	19,127	1,082,971
AMERCO	1,763	288,427
Avis Budget Group, Inc. *	29,179	781,122
Genesee & Wyoming, Inc., Class A *	13,472	1,166,406
Hertz Global Holdings, Inc. *	108,487	2,606,943
J.B. Hunt Transport Services, Inc.	24,947	1,796,184
Kirby Corp. *	15,077	1,212,643
Landstar System, Inc.	12,770	697,880
Old Dominion Freight Line, Inc. *	19,342	839,830
Ryder System, Inc.	14,343	797,614
United Continental Holdings, Inc. *	96,623	2,749,890
US Airways Group, Inc. *	51,496	832,175

		14,852,085

Utilities 5.5%
AGL Resources, Inc.	31,591	1,388,424
Alliant Energy Corp.	30,328	1,504,572
American Water Works Co., Inc.	47,808	1,947,698
Aqua America, Inc.	37,516	1,139,361
Atmos Energy Corp.	24,941	1,006,369
Cleco Corp.	16,900	763,204
CMS Energy Corp.	70,625	1,873,681
Great Plains Energy, Inc.	40,654	891,136
Hawaiian Electric Industries, Inc.	27,113	678,096
IDACORP, Inc.	13,817	661,420
Integrys Energy Group, Inc.	21,618	1,208,879
ITC Holdings Corp.	14,194	1,261,705
MDU Resources Group, Inc.	52,080	1,390,536
National Fuel Gas Co.	23,024	1,503,007
NRG Energy, Inc.	86,898	2,281,072
NV Energy, Inc.	62,926	1,475,615
OGE Energy Corp.	53,158	1,871,693
Pepco Holdings, Inc.	66,273	1,255,211
Piedmont Natural Gas Co., Inc.	20,844	672,427
Pinnacle West Capital Corp.	29,462	1,598,903
Questar Corp.	46,600	1,021,472
SCANA Corp.	38,355	1,845,643
TECO Energy, Inc.	56,287	930,424
UGI Corp.	31,232	1,224,294
Vectren Corp.	22,669	739,009
Westar Energy, Inc.	34,670	1,078,584
WGL Holdings, Inc.	14,198	592,624

		33,805,059

Total Common Stock
(Cost $549,296,637)		610,190,297

Other Investment Companies 0.1% of net assets

Equity Fund 0.0%
SPDR S&P MidCap 400 ETF Trust	501	107,720

82 See financial notes

 Schwab U.S. Mid-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (b)	243,030	243,030

Total Other Investment Companies
(Cost $348,920)		350,750

End of Investments

Collateral Invested for Securities on Loan 1.6% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (b)	9,782,107	9,782,107

Total Collateral Invested for Securities on Loan
(Cost $9,782,107)		9,782,107

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $550,198,435 and the unrealized appreciation and depreciation were $73,773,637 and ($13,431,025), respectively, with a net unrealized appreciation of $60,342,612.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,174,490.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$610,190,297	$—	$—	$610,190,297
Other Investment Companies[1]	350,750	—	—	350,750

Total	$610,541,047	$—	$—	$610,541,047

Other Financial Instruments
Collateral Invested for Securities on Loan	$9,782,107	$—	$—	$9,782,107

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 83

 Schwab U.S. Mid-Cap ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $549,645,557) including securities on loan of $13,174,490		$610,541,047
Collateral invested for securities on loan		9,782,107
Receivables:
Investments sold		4,943,578
Dividends		574,665
Income from securities on loan	+	18,876

Total assets		625,860,273

Liabilities

Collateral held for securities on loan		9,782,107
Payables:
Investment adviser fees		3,579
Fund shares redeemed	+	4,993,411

Total liabilities		14,779,097

Net Assets

Total assets		625,860,273
Total liabilities	−	14,779,097

Net assets		$611,081,176

Net Assets by Source
Capital received from investors		557,910,676
Net investment income not yet distributed		986,406
Net realized capital losses		(8,711,396)
Net unrealized capital gains		60,895,490

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$611,081,176		18,550,000		$32.94

84 See financial notes

 Schwab U.S. Mid-Cap ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends (net of foreign withholding tax of $550)		$7,096,127
Interest		63
Securities on loan	+	173,056

Total investment income		7,269,246

Expenses

Investment adviser fees		293,352

Total expenses	−	293,352

Net investment income		6,975,894

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(6,580,727)
Net realized gains on in-kind redemptions	+	27,097,153

Net realized gains		20,516,426
Net unrealized gains on investments	+	59,061,955

Net realized and unrealized gains		79,578,381

Net increase in net assets resulting from operations		$86,554,275

See financial notes 85

 Schwab U.S. Mid-Cap ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$6,975,894	$2,378,487
Net realized gains		20,516,426	3,390,224
Net unrealized gains	+	59,061,955	12,136,881

Net increase in net assets resulting from operations		86,554,275	17,905,592

Distributions to Shareholders

Distributions from net investment income		($6,489,136)	($1,917,350)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,550,000	$441,831,535	6,500,000	$161,782,743
Shares redeemed	+	(3,750,001)	(116,655,372)	(2,100,000)	(51,481,582)

Net transactions in fund shares		10,799,999	$325,176,163	4,400,000	$110,301,161

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,750,001	$205,839,874	3,350,001	$79,550,471
Total increase	+	10,799,999	405,241,302	4,400,000	126,289,403

End of period		18,550,000	$611,081,176	7,750,001	$205,839,874

Net investment income not yet distributed			$986,406		$564,147

86 See financial notes

Schwab U.S. Small-Cap ETF™

Financial Statements

Financial Highlights

	9/1/12–		9/1/11–	9/1/10–	10/30/09[1]–
	8/31/13		8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	36.55		32.34	26.48	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.74		0.49	0.39	0.23
Net realized and unrealized gains (losses)	9.18		4.16	5.86	1.45	[2]

Total from investment operations	9.92		4.65	6.25	1.68
Less distributions:
Distributions from net investment income	(0.76)		(0.44)	(0.39)	(0.20)

Net asset value at end of period	45.71		36.55	32.34	26.48

Total return (%)	27.47		14.52	23.55	6.67	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	[4]	0.13	0.13	0.14	[5,6]
Gross operating expenses	0.09	[4]	0.13	0.13	0.14	[5]
Net investment income (loss)	1.74		1.44	1.17	1.05	[5]
Portfolio turnover rate[7]	22		12	11	8	[3]
Net assets, end of period ($ x 1,000)	1,446,857		641,516	462,523	193,310

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Effective September 20, 2012, the annual operating expense ratio was reduced to 0.10%. On March 11, 2013, the rate was further reduced to 0.08%. The ratio presented for the period ended 8/31/13 is a blended ratio. Please see financial note 4 for additional information.
5 Annualized.
6 Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
7 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 87

 Schwab U.S. Small-Cap ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.9%		Common Stock	1,259,013,061	1,444,684,613
0.1%		Other Investment Companies	1,702,649	1,702,312
0.0%		Rights	—	24,716
0.0%		Warrants	9,004	6,187

100.0%		Total Investments	1,260,724,714	1,446,417,828
3.1%		Collateral Invested for Securities on Loan	45,001,086	45,001,086
(3	.1)%	Other Assets and Liabilities, Net		(44,562,330)

100.0%		Net Assets		1,446,856,584

	Number	Value
Security	of Shares	($)

Common Stock 99.9% of net assets

Automobiles & Components 1.5%
American Axle & Manufacturing Holdings, Inc. *	50,909	978,980
Cooper Tire & Rubber Co.	47,494	1,516,484
Dana Holding Corp.	108,470	2,273,531
Dorman Products, Inc.	20,261	1,017,913
Drew Industries, Inc.	13,960	585,762
Federal-Mogul Corp. *	25,889	395,066
Fox Factory Holding Corp. *	6,400	116,224
Fuel Systems Solutions, Inc. *	10,845	206,055
Gentex Corp.	106,068	2,389,712
Gentherm, Inc. *	22,306	373,179
Modine Manufacturing Co. *	34,900	454,747
Remy International, Inc.	10,395	203,118
Standard Motor Products, Inc.	14,643	448,955
Superior Industries International, Inc.	17,330	302,235
Tenneco, Inc. *	45,295	2,089,458
The Goodyear Tire & Rubber Co. *	180,016	3,621,920
Thor Industries, Inc.	32,701	1,675,272
Visteon Corp. *	37,246	2,667,186
Winnebago Industries, Inc. *	18,058	402,152

		21,717,949

Banks 8.2%
1st Source Corp.	4,218	108,656
Ameris Bancorp *	18,058	345,991
Arrow Financial Corp. (a)	9,289	235,848
Associated Banc-Corp.	122,908	1,960,383
Astoria Financial Corp.	61,454	755,884
BancFirst Corp.	4,307	220,002
Bancorp, Inc. *	25,721	406,649
BancorpSouth, Inc.	62,820	1,217,452
Bank Mutual Corp.	31,902	189,498
Bank of Hawaii Corp.	32,701	1,684,101
Bank of the Ozarks, Inc.	22,474	1,019,870
BankUnited, Inc.	34,900	1,031,295
Banner Corp.	12,820	439,213
BBCN Bancorp, Inc.	59,092	789,469
Beneficial Mutual Bancorp, Inc. *	26,412	244,575
Berkshire Hills Bancorp, Inc.	18,758	466,136
BNC Bancorp	14,643	190,652
BofI Holding, Inc. *	8,528	552,359
Boston Private Financial Holdings, Inc.	59,078	603,777
Bridge Capital Holdings *	6,980	111,959
Brookline Bancorp, Inc.	52,782	477,677
Bryn Mawr Bank Corp.	9,029	227,621
Camden National Corp.	6,171	235,485
Capital Bank Financial Corp., Class A *	8,001	158,020
CapitalSource, Inc.	146,736	1,694,801
Capitol Federal Financial, Inc.	99,086	1,212,813
Cardinal Financial Corp.	23,168	380,882
Cascade Bancorp *(a)	5,071	30,375
Cathay General Bancorp	52,275	1,151,095
Centerstate Banks, Inc.	22,809	208,702
Central Pacific Financial Corp.	21,295	361,802
Chemical Financial Corp.	20,558	560,000
Citizens & Northern Corp.	9,712	186,470
City Holding Co.	12,151	496,368
City National Corp.	34,551	2,262,054
Clifton Savings Bancorp, Inc.	6,477	78,048
CoBiz Financial, Inc.	26,145	234,259
Columbia Banking System, Inc.	37,604	872,413
Commerce Bancshares, Inc.	55,623	2,402,357
Community Bank System, Inc.	29,969	996,170
Community Trust Bancorp, Inc.	11,078	417,862
CommunityOne Bancorp *	8,346	70,858
CVB Financial Corp.	66,918	852,535
Dime Community Bancshares, Inc.	23,423	372,894
Eagle Bancorp, Inc. *	16,077	409,642
East West Bancorp, Inc.	99,362	2,904,351
Enterprise Financial Services Corp.	12,943	213,948
EverBank Financial Corp.	17,968	252,630
F.N.B. Corp.	105,383	1,271,973
Federal Agricultural Mortgage Corp., Class C	7,830	263,479
Financial Institutions, Inc.	6,980	129,409
First Bancorp	12,839	180,516
First BanCorp *	55,936	357,431
First Busey Corp.	55,893	266,051
First Citizens BancShares, Inc., Class A	4,098	828,779
First Commonwealth Financial Corp.	72,306	530,003
First Community Bancshares, Inc.	12,102	182,135
First Connecticut Bancorp, Inc.	9,029	126,406
First Financial Bancorp	43,246	648,690
First Financial Bankshares, Inc. (a)	22,788	1,310,310

88 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First Financial Corp.	9,100	276,822
First Financial Holdings, Inc.	18,155	977,284
First Horizon National Corp.	179,431	1,984,507
First Interstate BancSystem, Inc.	14,870	337,995
First Merchants Corp.	21,156	361,344
First Midwest Bancorp, Inc.	57,206	859,806
First Niagara Financial Group, Inc.	257,898	2,604,770
FirstMerit Corp.	120,640	2,552,742
Flagstar Bancorp, Inc. *	16,306	236,437
Flushing Financial Corp.	21,295	381,180
Franklin Financial Corp.	9,029	161,800
Fulton Financial Corp.	144,224	1,743,668
German American Bancorp, Inc.	8,346	199,219
Glacier Bancorp, Inc.	54,471	1,285,516
Great Southern Bancorp, Inc.	7,710	204,932
Hancock Holding Co.	62,722	2,016,512
Hanmi Financial Corp.	23,672	386,564
Heartland Financial USA, Inc.	11,121	302,158
Home BancShares, Inc.	34,835	885,506
Home Loan Servicing Solutions Ltd.	49,035	1,117,998
HomeStreet, Inc.	6,147	120,666
HomeTrust Bancshares, Inc. *	16,796	274,615
Hudson Valley Holding Corp.	12,056	221,348
IBERIABANK Corp.	22,306	1,167,496
Independent Bank Corp.	16,931	601,220
Independent Bank Group, Inc.	4,383	150,162
International Bancshares Corp.	41,877	917,944
Investors Bancorp, Inc.	34,900	726,618
Kearny Financial Corp. *	10,773	105,360
Lakeland Bancorp, Inc.	20,257	221,004
Lakeland Financial Corp.	12,662	393,788
MainSource Financial Group, Inc.	14,643	208,663
MB Financial, Inc.	41,197	1,111,907
Meridian Interstate Bancorp, Inc. *	6,247	122,566
Metro Bancorp, Inc. *	9,712	184,722
MGIC Investment Corp. *	252,196	1,820,855
National Bank Holdings Corp., Class A	5,961	116,538
National Bankshares, Inc.	4,098	149,700
National Penn Bancshares, Inc.	83,760	840,950
Nationstar Mortgage Holdings, Inc. *(a)	12,768	634,570
NBT Bancorp, Inc.	32,430	694,651
Northfield Bancorp, Inc.	18,160	217,920
Northwest Bancshares, Inc.	65,552	874,464
OceanFirst Financial Corp.	13,127	214,101
OFG Bancorp	33,989	583,931
Old National Bancorp	71,166	935,121
OmniAmerican Bancorp, Inc. *	6,147	139,844
Oritani Financial Corp.	28,755	445,990
PacWest Bancorp	28,947	962,488
Park National Corp. (a)	9,570	728,181
Park Sterling Corp.	32,018	191,147
Peoples Bancorp, Inc.	7,583	158,940
Pinnacle Financial Partners, Inc. *	24,429	682,791
Popular, Inc. *	75,000	2,329,500
PrivateBancorp, Inc.	44,577	972,670
Prosperity Bancshares, Inc.	34,626	2,070,635
Provident Financial Services, Inc.	40,729	658,995
Provident New York Bancorp	33,060	336,551
Radian Group, Inc.	127,006	1,720,931
Renasant Corp.	18,760	472,189
Republic Bancorp, Inc., Class A	8,409	222,082
Rockville Financial, Inc.	20,613	269,000
Roma Financial Corp. *	6,402	114,980
S&T Bancorp, Inc.	21,877	491,795
S.Y. Bancorp, Inc.	10,151	269,509
Sandy Spring Bancorp, Inc.	18,434	412,000
Security National Financial Corp., Class A *(a)	6,980	41,671
Signature Bank *	34,541	3,029,936
Simmons First National Corp., Class A	12,150	294,151
Southside Bancshares, Inc.	12,869	320,181
Southwest Bancorp, Inc. *	13,127	189,554
State Bank Financial Corp.	23,686	359,080
StellarOne Corp.	16,631	340,603
Sterling Bancorp	22,842	289,865
Sterling Financial Corp.	21,748	526,302
Sun Bancorp, Inc. *	30,652	111,573
Susquehanna Bancshares, Inc.	137,756	1,737,103
SVB Financial Group *	33,049	2,736,457
Synovus Financial Corp.	720,965	2,299,878
Taylor Capital Group, Inc. *	11,548	244,356
TCF Financial Corp.	122,908	1,726,857
Territorial Bancorp, Inc.	8,372	183,431
Texas Capital Bancshares, Inc. *	30,652	1,351,140
TFS Financial Corp. *	59,938	652,125
The First of Long Island Corp.	4,098	150,929
Tompkins Financial Corp.	8,607	373,544
TowneBank	24,519	344,492
TriCo Bancshares	10,142	207,911
TrustCo Bank Corp.	70,372	410,972
Trustmark Corp.	49,545	1,231,689
UMB Financial Corp.	24,355	1,454,724
Umpqua Holdings Corp.	84,443	1,371,354
Union First Market Bankshares Corp.	14,247	304,743
United Bankshares, Inc. (a)	32,018	889,140
United Community Banks, Inc. *	34,217	498,884
United Financial Bancorp, Inc.	12,813	200,652
Univest Corp. of Pennsylvania	13,603	259,273
Valley National Bancorp (a)	143,848	1,451,426
ViewPoint Financial Group, Inc.	23,672	470,836
Walker & Dunlop, Inc. *	14,309	207,910
Washington Federal, Inc.	76,984	1,608,196
Washington Trust Bancorp, Inc.	10,355	310,754
Waterstone Financial, Inc. *	4,781	46,710
Webster Financial Corp.	67,211	1,778,403
WesBanco, Inc.	20,511	588,461
Westamerica Bancorp	19,424	914,288
Western Alliance Bancorp *	55,157	902,920
Wilshire Bancorp, Inc.	48,199	391,858
Wintrust Financial Corp.	27,920	1,106,749
WSFS Financial Corp.	5,912	352,355

		118,792,377

Capital Goods 10.5%
A.O. Smith Corp.	57,482	2,417,118
AAON, Inc.	20,472	477,407
AAR Corp.	29,795	747,557
Aceto Corp.	19,033	279,785

See financial notes 89

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Actuant Corp., Class A	54,474	1,945,811
Acuity Brands, Inc.	31,036	2,653,578
AECOM Technology Corp. *	76,201	2,219,735
Aegion Corp. *	29,286	626,720
Aerovironment, Inc. *	15,404	337,502
Air Lease Corp.	54,980	1,418,484
Aircastle Ltd.	42,563	693,777
Alamo Group, Inc.	6,727	305,137
Albany International Corp., Class A	21,656	698,839
Alliant Techsystems, Inc.	23,673	2,290,599
Altra Holdings, Inc.	20,075	498,864
Ameresco, Inc., Class A *	14,975	128,186
American Railcar Industries, Inc. (a)	7,672	271,359
American Science & Engineering, Inc.	5,231	294,924
American Woodmark Corp. *	7,228	252,040
Apogee Enterprises, Inc.	20,257	565,170
Applied Industrial Technologies, Inc.	31,335	1,492,173
Argan, Inc.	11,815	209,716
Armstrong World Industries, Inc. *	16,009	777,397
Astec Industries, Inc.	15,633	540,276
Astronics Corp. *	8,001	372,287
AZZ, Inc.	18,741	703,537
Barnes Group, Inc.	34,519	1,079,409
Beacon Roofing Supply, Inc. *	36,266	1,317,544
Blount International, Inc. *	36,722	426,342
Brady Corp., Class A	34,900	1,151,700
Briggs & Stratton Corp.	36,266	692,318
Builders FirstSource, Inc. *	40,922	232,437
CAI International, Inc. *	11,597	254,206
Capstone Turbine Corp. *(a)	226,242	251,129
Chart Industries, Inc. *	21,906	2,501,227
CIRCOR International, Inc.	13,032	749,210
CLARCOR, Inc.	36,266	1,942,407
Columbus McKinnon Corp. *	14,307	306,170
Comfort Systems USA, Inc.	27,948	422,015
Commercial Vehicle Group, Inc. *	21,231	148,829
Crane Co.	35,784	2,054,359
Cubic Corp.	14,761	741,150
Curtiss-Wright Corp.	34,900	1,457,424
DigitalGlobe, Inc. *	55,084	1,663,537
Douglas Dynamics, Inc.	17,499	246,036
DXP Enterprises, Inc. *	7,205	489,796
Dycom Industries, Inc. *	24,355	618,861
Edgen Group, Inc. *	31,483	232,030
EMCOR Group, Inc.	50,226	1,887,995
Encore Wire Corp.	13,960	526,711
EnerSys, Inc.	35,583	1,824,696
Engility Holdings, Inc. *	12,444	418,865
EnPro Industries, Inc. *	15,326	873,275
ESCO Technologies, Inc.	19,424	595,346
Esterline Technologies Corp. *	22,989	1,753,831
Exelis, Inc.	138,989	2,044,528
Federal Signal Corp. *	46,661	544,534
Foster Wheeler AG *	73,969	1,714,601
Franklin Electric Co., Inc.	27,920	1,002,886
FreightCar America, Inc.	10,151	182,515
GATX Corp.	34,927	1,580,796
GenCorp, Inc. *(a)	45,359	683,560
Generac Holdings, Inc.	50,722	2,008,084
General Cable Corp.	36,949	1,128,053
Gibraltar Industries, Inc. *	21,195	272,992
Global Brass & Copper Holdings, Inc. *	5,156	101,831
Global Power Equipment Group, Inc.	13,984	259,823
Graco, Inc.	44,839	3,115,862
GrafTech International Ltd. *	94,988	742,806
Graham Corp.	8,017	276,667
Granite Construction, Inc.	26,404	747,761
Great Lakes Dredge & Dock Corp.	41,625	280,136
Greenbrier Cos., Inc. *	18,173	410,165
Griffon Corp.	33,144	365,578
H&E Equipment Services, Inc.	21,106	508,232
Harsco Corp.	60,771	1,429,942
HD Supply Holdings, Inc. *	39,259	892,750
HEICO Corp.	33,247	2,077,938
Hexcel Corp. *	72,768	2,588,358
Huntington Ingalls Industries, Inc.	36,949	2,339,611
Hyster-Yale Materials Handling, Inc.	4,608	348,411
II-VI, Inc. *	40,609	782,942
Insteel Industries, Inc.	11,713	187,291
ITT Corp.	66,490	2,184,196
John Bean Technologies Corp.	21,596	473,168
Kadant, Inc.	8,346	259,310
Kaman Corp.	19,898	700,410
Kaydon Corp.	23,672	673,468
Kennametal, Inc.	58,091	2,470,029
Kratos Defense & Security Solutions, Inc. *	37,632	317,614
L.B. Foster Co., Class A	6,980	296,092
Layne Christensen Co. *	14,629	278,097
Lennox International, Inc.	33,384	2,291,812
Lindsay Corp.	9,611	730,628
LMI Aerospace, Inc. *	6,980	84,388
Lydall, Inc. *	12,444	193,255
MasTec, Inc. *	41,197	1,310,065
Meritor, Inc. *	72,867	542,859
Michael Baker Corp.	6,630	268,117
Moog, Inc., Class A *	32,701	1,661,211
MRC Global, Inc. *	75,058	1,970,273
Mueller Industries, Inc.	20,824	1,114,917
Mueller Water Products, Inc., Class A	118,660	895,883
MYR Group, Inc. *	15,401	337,590
National Presto Industries, Inc. (a)	3,645	251,432
Navistar International Corp. *	59,938	2,054,075
NCI Building Systems, Inc. *	13,960	167,241
Nortek, Inc. *	11,078	741,672
Orbital Sciences Corp. *	44,612	774,464
PGT, Inc. *	22,476	228,806
Pike Electric Corp.	16,507	183,228
Ply Gem Holdings, Inc. *	11,476	176,042
Polypore International, Inc. *(a)	34,900	1,491,975
Powell Industries, Inc. *	6,618	348,967
Power Solutions International, Inc. *	3,664	192,873
Preformed Line Products Co.	2,109	145,373
Primoris Services Corp.	22,606	508,183
Proto Labs, Inc. *	7,180	510,067
Quanex Building Products Corp.	27,604	459,331

90 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Raven Industries, Inc.	27,237	795,593
RBC Bearings, Inc. *	17,203	1,027,535
Regal-Beloit Corp.	33,384	2,126,561
Rexnord Corp. *	31,017	595,216
Rush Enterprises, Inc., Class A *	25,564	639,867
Simpson Manufacturing Co., Inc.	29,969	937,131
Solarcity Corp. *	9,185	287,858
Spirit AeroSystems Holdings, Inc., Class A *	81,713	1,845,080
Standex International Corp.	9,278	495,352
Sun Hydraulics Corp.	19,459	596,224
TAL International Group, Inc. *(a)	24,126	1,032,593
Taser International, Inc. *	37,734	439,224
Teledyne Technologies, Inc. *	27,920	2,154,586
Tennant Co.	13,960	717,125
Textainer Group Holdings Ltd. (a)	12,445	433,833
The Babcock & Wilcox Co.	82,952	2,570,682
The ExOne Co. *(a)	3,810	261,023
The Gorman-Rupp Co.	11,087	387,712
The Keyw Holding Corp. *(a)	20,397	235,381
The Manitowoc Co., Inc.	96,354	1,925,153
The Middleby Corp. *	13,660	2,539,940
The Toro Co.	42,465	2,242,577
Thermon Group Holdings, Inc. *	13,496	279,367
Titan International, Inc.	39,016	633,620
Titan Machinery, Inc. *(a)	12,556	220,483
Trex Co., Inc. *	11,477	508,087
TriMas Corp. *	24,168	849,264
Trinity Industries, Inc.	58,473	2,468,730
Triumph Group, Inc.	38,013	2,735,796
Tutor Perini Corp. *	26,973	517,342
Twin Disc, Inc.	6,146	162,193
Universal Forest Products, Inc.	14,794	553,887
URS Corp.	57,336	2,839,279
USG Corp. *	64,869	1,514,042
Wabash National Corp. *	50,909	530,472
Watsco, Inc.	21,824	1,959,795
Watts Water Technologies, Inc., Class A	20,940	1,084,901
WESCO International, Inc. *	32,701	2,412,353
Woodward, Inc.	44,613	1,720,277

		151,258,731

Commercial & Professional Services 3.2%
ABM Industries, Inc.	38,315	925,307
Acacia Research Corp.	36,268	796,808
Acco Brands Corp. *	84,443	556,479
Barrett Business Services, Inc.	4,781	307,275
CBIZ, Inc. *	40,708	278,850
CDI Corp.	11,081	150,258
Clean Harbors, Inc. *	39,681	2,255,071
Consolidated Graphics, Inc. *	6,477	346,519
Covanta Holding Corp.	96,458	2,038,158
Deluxe Corp.	37,533	1,476,924
EnerNOC, Inc. *	17,130	248,556
Ennis, Inc.	16,692	297,284
Exponent, Inc.	9,712	632,543
Franklin Covey Co. *	11,761	184,765
FTI Consulting, Inc. *	29,770	995,509
G&K Services, Inc., Class A	14,368	739,090
GP Strategies Corp. *	13,960	352,350
Healthcare Services Group, Inc.	51,592	1,249,042
Heidrick & Struggles International, Inc.	12,706	191,225
Heritage-Crystal Clean, Inc. *	4,781	72,623
Herman Miller, Inc.	43,929	1,118,872
HNI Corp.	33,384	1,117,696
Huron Consulting Group, Inc. *	17,375	827,050
ICF International, Inc. *	14,643	481,608
Innerworkings, Inc. *	24,165	248,175
Insperity, Inc.	16,260	518,694
Interface, Inc.	43,246	763,724
KAR Auction Services, Inc.	68,751	1,831,527
Kelly Services, Inc., Class A	21,164	385,185
Kforce, Inc.	20,257	329,581
Kimball International, Inc., Class B	24,844	244,465
Knoll, Inc.	35,583	541,929
Korn/Ferry International *	36,949	654,367
McGrath Rentcorp	17,220	569,638
Mine Safety Appliances Co.	22,306	1,073,588
Mistras Group, Inc. *	12,251	223,336
Mobile Mini, Inc. *	28,603	868,959
Multi-Color Corp.	9,096	284,978
Navigant Consulting, Inc. *	38,315	523,000
NL Industries, Inc.	6,335	69,242
On Assignment, Inc. *	32,701	986,589
Pendrell Corp. *	125,037	240,071
Performant Financial Corp. *	18,173	196,814
Pitney Bowes, Inc. (a)	146,583	2,392,235
Quad/Graphics, Inc.	18,741	587,343
R.R. Donnelley & Sons Co. (a)	133,302	2,223,477
Resources Connection, Inc.	30,093	368,338
RPX Corp. *	18,058	283,330
Schawk, Inc.	9,785	122,312
Standard Parking Corp. *	11,253	250,379
Steelcase, Inc., Class A	59,255	860,383
Swisher Hygiene, Inc. *(a)	78,829	65,428
Team, Inc. *	14,786	576,654
Tetra Tech, Inc. *	48,177	1,097,472
The Advisory Board Co. *	25,822	1,414,271
The Brink’s Co.	36,266	936,751
The Corporate Executive Board Co.	25,038	1,623,464
TMS International Corp., Class A	10,487	182,579
TrueBlue, Inc. *	30,652	745,457
UniFirst Corp.	11,078	1,062,159
United Stationers, Inc.	28,603	1,136,683
US Ecology, Inc.	12,952	363,822
Viad Corp.	15,326	345,908
WageWorks, Inc. *	21,141	882,425
West Corp.	16,067	351,385

		46,065,979

Consumer Durables & Apparel 2.6%
Arctic Cat, Inc.	9,782	525,098
Beazer Homes USA, Inc. *(a)	19,684	333,447
Black Diamond, Inc. *	15,326	159,390
Blyth, Inc. (a)	9,075	83,762
Brunswick Corp.	65,687	2,388,379
Callaway Golf Co.	52,423	362,767
Cavco Industries, Inc. *	5,155	270,844
Columbia Sportswear Co. (a)	9,029	510,951

See financial notes 91

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Crocs, Inc. *	66,235	891,523
Deckers Outdoor Corp. *	25,721	1,510,594
Ethan Allen Interiors, Inc.	19,424	506,384
Fifth & Pacific Cos., Inc. *	88,680	2,114,131
G-III Apparel Group Ltd. *	12,241	560,760
Harman International Industries, Inc.	49,527	3,170,719
Helen of Troy Ltd. *	23,672	951,141
Hovnanian Enterprises, Inc., Class A *(a)	75,019	386,348
Iconix Brand Group, Inc. *	42,052	1,380,147
iRobot Corp. *	19,497	636,967
JAKKS Pacific, Inc. (a)	18,202	94,468
KB Home	61,454	985,108
La-Z-Boy, Inc.	39,681	843,618
Leapfrog Enterprises, Inc. *	31,050	298,701
Libbey, Inc. *	16,009	379,734
M.D.C Holdings, Inc.	29,286	815,029
M/I Homes, Inc. *	17,433	326,520
Maidenform Brands, Inc. *	17,179	402,676
Marine Products Corp.	8,562	74,575
Meritage Homes Corp. *	23,287	929,617
Movado Group, Inc.	13,127	559,342
NACCO Industries, Inc., Class A	4,787	266,062
Oxford Industries, Inc.	9,712	602,533
Perry Ellis International, Inc.	8,566	156,929
Quiksilver, Inc. *	93,472	462,686
Skechers U.S.A., Inc., Class A *	28,603	878,970
Smith & Wesson Holding Corp. *	49,543	542,000
Standard Pacific Corp. *	104,445	745,737
Steinway Musical Instruments, Inc. *	5,464	219,981
Steven Madden Ltd. *	30,652	1,655,208
Sturm Ruger & Co., Inc. (a)	13,127	687,461
Taylor Morrison Home Corp., Class A *	20,785	428,379
Tempur Sealy International, Inc. *	43,929	1,691,706
The Jones Group, Inc.	58,572	862,766
The Ryland Group, Inc.	34,217	1,191,436
TRI Pointe Homes, Inc. *	10,780	151,243
Tumi Holdings, Inc. *	34,999	719,579
Unifi, Inc. *	11,078	250,917
Universal Electronics, Inc. *	11,819	356,461
Vera Bradley, Inc. *(a)	15,835	310,999
WCI Communities, Inc. *	5,100	77,265
William Lyon Homes, Class A *	6,420	132,316
Wolverine World Wide, Inc.	38,287	2,153,644

		36,997,018

Consumer Services 4.3%
AFC Enterprises, Inc. *	16,692	683,537
American Public Education, Inc. *	13,353	534,387
Apollo Group, Inc., Class A *	73,968	1,373,586
Ascent Capital Group, Inc., Class A *	9,030	666,775
Bally Technologies, Inc. *	28,761	2,074,531
Biglari Holdings, Inc. *	835	348,571
BJ’s Restaurants, Inc. *	16,692	521,458
Bloomin’ Brands, Inc. *	32,747	736,807
Bob Evans Farms, Inc.	20,940	1,026,688
Boyd Gaming Corp. *	48,149	583,566
Bravo Brio Restaurant Group, Inc. *	13,096	196,178
Bridgepoint Education, Inc. *(a)	12,782	211,159
Bright Horizons Family Solutions, Inc. *	12,862	468,305
Brinker International, Inc.	52,076	2,082,519
Buffalo Wild Wings, Inc. *	13,960	1,450,584
Caesars Entertainment Corp. *(a)	18,431	395,714
Capella Education Co. *	8,259	448,877
Carriage Services, Inc.	11,761	207,229
CEC Entertainment, Inc.	12,472	504,742
Choice Hotels International, Inc.	20,257	777,464
Churchill Downs, Inc.	9,314	754,434
Chuy’s Holdings, Inc. *	10,791	387,936
Cracker Barrel Old Country Store, Inc.	17,375	1,710,047
Del Frisco’s Restaurant Group, Inc. *	11,598	223,029
Denny’s Corp. *	71,849	403,791
DeVry, Inc.	42,563	1,277,316
Diamond Resorts International, Inc. *	11,300	183,512
DineEquity, Inc.	11,761	779,401
Domino’s Pizza, Inc.	40,799	2,506,690
Education Management Corp. *(a)	14,687	119,258
Fiesta Restaurant Group, Inc. *	14,280	466,528
Grand Canyon Education, Inc. *	31,335	1,081,371
Hillenbrand, Inc.	47,494	1,175,951
Ignite Restaurant Group, Inc. *	4,486	67,111
International Speedway Corp., Class A	19,132	592,901
Interval Leisure Group, Inc.	29,286	632,578
Isle of Capri Casinos, Inc. *	16,796	125,298
ITT Educational Services, Inc. *(a)	12,251	352,951
Jack in the Box, Inc. *	32,701	1,291,362
K12, Inc. *	27,571	1,001,103
Krispy Kreme Doughnuts, Inc. *	49,543	976,988
Life Time Fitness, Inc. *	29,187	1,459,058
LifeLock, Inc. *	12,231	154,233
Marriott Vacations Worldwide Corp. *	21,623	942,763
Matthews International Corp., Class A	20,940	772,686
Multimedia Games Holding Co., Inc. *	20,940	821,686
Noodles & Co. *	3,995	182,412
Orient-Express Hotels Ltd., Class A *	66,918	809,708
Outerwall, Inc. *(a)	20,940	1,301,840
Papa John’s International, Inc. *	12,044	820,558
Pinnacle Entertainment, Inc. *	43,929	1,040,239
Red Robin Gourmet Burgers, Inc. *	9,712	629,920
Regis Corp.	42,563	671,644
Ruby Tuesday, Inc. *	44,348	321,966
Ruth’s Hospitality Group, Inc.	25,146	297,226
Scientific Games Corp., Class A *	38,890	555,738
SeaWorld Entertainment, Inc.	19,220	575,255
Service Corp. International	154,925	2,801,044
SHFL Entertainment, Inc. *	42,157	959,915
Six Flags Entertainment Corp.	69,352	2,289,309
Sonic Corp. *	38,998	622,408
Sotheby’s	50,909	2,347,414

92 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Speedway Motorsports, Inc.	8,982	158,802
Steiner Leisure Ltd. *	9,837	548,118
Stewart Enterprises, Inc., Class A	56,143	734,350
Strayer Education, Inc. (a)	8,385	335,065
Texas Roadhouse, Inc.	43,246	1,074,663
The Cheesecake Factory, Inc.	36,949	1,543,360
The Marcus Corp.	16,097	197,993
The Wendy’s Co.	212,282	1,604,852
Town Sports International Holdings, Inc.	16,692	193,794
Universal Technical Institute, Inc.	15,573	165,541
Vail Resorts, Inc.	26,473	1,800,164
Weight Watchers International, Inc. (a)	20,257	728,037
WMS Industries, Inc. *	41,197	1,058,763

		61,922,757

Diversified Financials 2.6%
Arlington Asset Investment Corp., Class A	10,261	238,260
Artisan Partners Asset Management, Inc.	8,346	400,525
BGC Partners, Inc., Class A	80,195	448,290
Cash America International, Inc.	21,041	900,134
CBOE Holdings, Inc.	66,465	3,050,079
Cohen & Steers, Inc. (a)	13,379	417,425
Cowen Group, Inc., Class A *	57,206	185,347
Credit Acceptance Corp. *	7,945	854,485
DFC Global Corp. *	32,018	361,803
Diamond Hill Investment Group, Inc.	1,366	149,864
E*TRADE Financial Corp. *	211,174	2,964,883
Encore Capital Group, Inc. *	16,009	686,306
Evercore Partners, Inc., Class A	21,247	947,404
EZCORP, Inc., Class A *	36,554	620,687
Federated Investors, Inc., Class B (a)	68,434	1,858,668
Financial Engines, Inc.	31,405	1,678,597
First Cash Financial Services, Inc. *	20,257	1,119,604
FXCM, Inc., Class A (a)	18,741	355,892
GAMCO Investors, Inc., Class A	3,530	202,904
GFI Group, Inc.	55,419	222,230
Green Dot Corp., Class A *	14,885	341,760
Greenhill & Co., Inc.	19,408	919,745
HFF, Inc., Class A	24,300	558,900
ICG Group, Inc. *	27,310	341,921
Interactive Brokers Group, Inc., Class A	30,528	512,260
INTL FCStone, Inc. *	11,548	221,953
Investment Technology Group, Inc. *	28,308	481,236
Janus Capital Group, Inc.	140,256	1,172,540
KCG Holdings, Inc., Class A *	70,991	616,202
Ladenburg Thalmann Financial Services, Inc. *	64,340	107,448
MarketAxess Holdings, Inc.	27,920	1,417,219
Marlin Business Services Corp.	6,980	170,033
Medallion Financial Corp.	13,960	197,394
Nelnet, Inc., Class A	18,741	709,909
NewStar Financial, Inc. *	15,390	202,686
Oppenheimer Holdings, Inc., Class A	8,599	150,483
PHH Corp. *	42,563	888,290
PICO Holdings, Inc. *	16,891	356,231
Piper Jaffray Cos., Inc. *	12,127	394,249
Portfolio Recovery Associates, Inc. *	37,339	1,980,461
Pzena Investment Management, Inc., Class A	15,327	99,779
RCS Capital Corp., Class A	1,764	28,012
Safeguard Scientifics, Inc. *	15,326	222,840
Stifel Financial Corp. *	42,563	1,703,371
Virtus Investment Partners, Inc. *	4,230	737,289
Waddell & Reed Financial, Inc., Class A	63,739	3,035,251
Walter Investment Management Corp. *	25,584	938,677
Westwood Holdings Group, Inc.	5,092	241,921
WisdomTree Investments, Inc. *	44,992	503,910
World Acceptance Corp. *	9,029	773,514

		37,688,871

Energy 5.8%
Alon USA Energy, Inc.	9,955	123,641
Alpha Natural Resources, Inc. *	165,471	1,006,064
Amyris, Inc. *(a)	33,384	85,463
Apco Oil & Gas International, Inc. *	14,687	213,108
Approach Resources, Inc. *	25,038	583,385
Arch Coal, Inc. (a)	159,174	711,508
Athlon Energy, Inc. *	11,500	319,700
Atwood Oceanics, Inc. *	41,180	2,292,902
Basic Energy Services, Inc. *	20,257	235,791
Berry Petroleum Co., Class A	33,384	1,373,752
Bill Barrett Corp. *	37,094	798,634
Bonanza Creek Energy, Inc. *	17,220	683,634
BPZ Resources, Inc. *(a)	89,714	204,548
Bristow Group, Inc.	26,655	1,751,233
C&J Energy Services, Inc. *	31,335	643,308
CARBO Ceramics, Inc. (a)	14,643	1,194,722
Carrizo Oil & Gas, Inc. *	27,237	933,140
Clayton Williams Energy, Inc. *	4,218	207,779
Clean Energy Fuels Corp. *(a)	49,543	623,251
Cloud Peak Energy, Inc. *	45,978	723,694
Comstock Resources, Inc.	33,691	491,889
Contango Oil & Gas Co.	9,278	332,709
Crosstex Energy, Inc.	30,845	601,786
Delek US Holdings, Inc.	25,439	632,413
Diamondback Energy, Inc. *	26,488	1,065,877
Dril-Quip, Inc. *	26,837	2,737,642
Endeavour International Corp. *(a)	35,148	175,740
Energen Corp.	53,738	3,563,367
Energy XXI Bermuda Ltd.	59,679	1,585,671
EPL Oil & Gas, Inc. *	25,721	870,399
Era Group, Inc. *	14,047	348,787
Evolution Petroleum Corp. *	14,643	164,734
EXCO Resources, Inc.	109,631	798,114
Exterran Holdings, Inc. *	49,301	1,352,326
Forest Oil Corp. *	89,374	496,919
Forum Energy Technologies, Inc. *	14,091	368,761
Geospace Technologies Corp. *	9,029	629,863
Goodrich Petroleum Corp. *	19,454	417,288

See financial notes 93

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Green Plains Renewable Energy, Inc. *	17,499	281,559
Gulf Island Fabrication, Inc.	11,552	271,356
Gulfmark Offshore, Inc., Class A	18,058	830,307
Gulfport Energy Corp. *	50,109	2,956,431
Halcon Resources Corp. *(a)	183,728	872,708
Harvest Natural Resources, Inc. *	30,780	145,282
Helix Energy Solutions Group, Inc. *	71,849	1,798,380
Hercules Offshore, Inc. *	119,343	859,270
Hornbeck Offshore Services, Inc. *	23,672	1,289,651
ION Geophysical Corp. *	90,057	431,373
Isramco, Inc. *	778	82,001
Jones Energy, Inc., Class A *	9,100	135,135
Key Energy Services, Inc. *	115,245	768,684
KiOR, Inc., Class A *(a)	6,548	14,471
Kodiak Oil & Gas Corp. *	198,322	1,981,237
Laredo Petroleum Holdings, Inc. *	43,009	1,129,416
Magnum Hunter Resources Corp. *	118,548	551,248
Matador Resources Co. *	30,511	516,856
Matrix Service Co. *	19,210	299,484
McDermott International, Inc. *	177,382	1,330,365
Midstates Petroleum Co., Inc. *	24,829	112,227
Natural Gas Services Group, Inc. *	9,712	266,303
Newpark Resources, Inc. *	64,869	721,992
Northern Oil and Gas, Inc. *	43,929	565,805
Nuverra Environmental Solutions, Inc. *(a)	109,686	252,278
Panhandle Oil and Gas, Inc., Class A	5,464	155,505
Parker Drilling Co. *	88,008	505,166
Patterson-UTI Energy, Inc.	105,432	2,065,413
PBF Energy, Inc. (a)	29,221	641,985
PDC Energy, Inc. *	25,623	1,470,248
Penn Virginia Corp. *	44,945	216,185
PetroQuest Energy, Inc. *	46,320	194,544
PHI, Inc. *	10,142	355,781
Pioneer Energy Services Corp. *	45,956	310,663
Quicksilver Resources, Inc. *(a)	100,207	167,346
Rentech, Inc.	167,520	323,314
Resolute Energy Corp. *	45,820	359,229
Rex Energy Corp. *	30,596	636,397
RigNet, Inc. *	6,147	223,198
Rosetta Resources, Inc. *	44,581	2,074,354
RPC, Inc. (a)	49,543	707,474
Sanchez Energy Corp. *(a)	9,105	219,977
SandRidge Energy, Inc. *(a)	264,024	1,359,724
SEACOR Holdings, Inc.	13,960	1,159,797
SemGroup Corp., Class A	31,335	1,658,875
Solazyme, Inc. *(a)	28,720	323,100
Stone Energy Corp. *	36,949	1,012,403
Swift Energy Co. *	32,039	361,400
Synergy Resources Corp. *	31,335	293,296
Targa Resources Corp.	21,623	1,472,310
Teekay Corp.	28,544	1,140,333
Tesco Corp. *	23,204	358,502
TETRA Technologies, Inc. *	58,615	688,726
Tidewater, Inc.	36,949	1,993,768
Triangle Petroleum Corp. *	34,046	226,406
Ultra Petroleum Corp. *	111,117	2,300,122
Unit Corp. *	32,701	1,505,881
VAALCO Energy, Inc. *	47,078	261,754
Vantage Drilling Co. *	133,320	229,310
W&T Offshore, Inc.	26,043	402,364
Western Refining, Inc.	40,226	1,179,829
Willbros Group, Inc. *	36,575	333,198
World Fuel Services Corp.	53,610	2,045,221
WPX Energy, Inc. *	146,313	2,730,201

		83,470,660

Food & Staples Retailing 1.1%
Arden Group, Inc., Class A	872	115,714
Casey’s General Stores, Inc.	28,003	1,846,518
Fairway Group Holdings Corp. *	9,960	230,873
Harris Teeter Supermarkets, Inc.	36,949	1,816,043
Ingles Markets, Inc., Class A	10,395	259,771
Nash Finch Co.	6,348	155,082
Natural Grocers by Vitamin Cottage, Inc. *(a)	5,842	225,209
PriceSmart, Inc.	13,196	1,134,460
Rite Aid Corp. *	536,394	1,855,923
Roundy’s, Inc.	22,465	189,605
Spartan Stores, Inc.	16,692	343,188
SUPERVALU, Inc. *	149,825	1,074,245
Susser Holdings Corp. *	12,444	593,703
The Andersons, Inc.	13,127	861,919
The Chefs’ Warehouse, Inc. *	8,639	199,475
The Fresh Market, Inc. *	30,652	1,496,124
The Pantry, Inc. *	19,004	216,836
United Natural Foods, Inc. *	35,667	2,162,490
Village Super Market, Inc., Class A	4,098	143,389
Weis Markets, Inc.	8,346	392,095

		15,312,662

Food, Beverage & Tobacco 2.0%
Alico, Inc.	2,052	82,614
Alliance One International, Inc. *	61,454	173,915
Annie’s, Inc. *(a)	10,616	487,593
B&G Foods, Inc.	39,681	1,343,995
Boulder Brands, Inc. *	45,295	704,790
Cal-Maine Foods, Inc.	10,395	474,324
Calavo Growers, Inc.	10,142	251,116
Chiquita Brands International, Inc. *	34,332	423,314
Coca-Cola Bottling Co. Consolidated	3,614	227,104
Darling International, Inc. *	88,691	1,794,219
Dean Foods Co. *	70,142	1,343,911
Diamond Foods, Inc. *(a)	16,333	338,093
Dole Food Co., Inc. *	27,920	383,062
Fresh Del Monte Produce, Inc.	28,603	825,483
J&J Snack Foods Corp.	11,078	852,120
Lancaster Colony Corp.	14,261	1,052,034
Limoneira Co.	6,477	140,551
National Beverage Corp.	8,437	135,076
Pilgrim’s Pride Corp. *	44,612	683,902
Pinnacle Foods, Inc.	21,725	588,748
Post Holdings, Inc. *	24,355	1,039,958
Sanderson Farms, Inc.	13,960	914,101
Seaboard Corp.	229	613,720
Seneca Foods Corp., Class A *	6,477	190,877

94 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Smithfield Foods, Inc. *	90,600	3,037,818
Snyders-Lance, Inc.	36,266	975,555
The Boston Beer Co., Inc., Class A *	6,147	1,302,180
The Hain Celestial Group, Inc. *	34,300	2,805,054
Tootsie Roll Industries, Inc. (a)	16,009	480,110
TreeHouse Foods, Inc. *	26,755	1,739,878
Universal Corp.	17,375	851,723
Vector Group Ltd. (a)	43,246	706,207
WhiteWave Foods Co., Class A *	127,736	2,442,312

		29,405,457

Health Care Equipment & Services 5.9%
Abaxis, Inc.	15,326	600,473
ABIOMED, Inc. *	26,699	628,761
Acadia Healthcare Co., Inc. *	25,038	959,707
Accretive Health, Inc. *(a)	40,030	375,481
Accuray, Inc. *(a)	49,835	329,908
Air Methods Corp.	26,404	1,080,452
Alere, Inc. *	57,206	1,783,111
Align Technology, Inc. *	52,928	2,305,014
Allscripts Healthcare Solutions, Inc. *	129,888	1,888,572
Amedisys, Inc. *	24,424	397,867
AMN Healthcare Services, Inc. *	35,917	488,471
AmSurg Corp. *	23,573	879,037
Analogic Corp.	9,029	673,925
AngioDynamics, Inc. *	25,798	281,198
Antares Pharma, Inc. *(a)	85,809	377,560
ArthroCare Corp. *	20,940	663,170
athenahealth, Inc. *	26,837	2,831,035
Atrion Corp.	1,011	241,629
Bio-Reference Labs, Inc. *(a)	18,058	522,418
BioScrip, Inc. *	39,935	487,207
Brookdale Senior Living, Inc. *	72,634	1,817,303
Cantel Medical Corp.	23,853	617,793
Capital Senior Living Corp. *	20,257	421,751
Cardiovascular Systems, Inc. *	14,643	300,474
Centene Corp. *	40,262	2,300,973
Chemed Corp.	13,960	972,174
Computer Programs & Systems, Inc.	7,613	418,410
CONMED Corp.	20,487	636,941
CorVel Corp. *	8,896	293,034
Cyberonics, Inc. *	16,692	849,122
Cynosure, Inc., Class A *	15,825	363,184
Dexcom, Inc. *	52,275	1,414,039
Emeritus Corp. *	27,402	597,638
Endologix, Inc. *	38,998	616,948
Exactech, Inc. *	6,147	117,039
ExamWorks Group, Inc. *	18,815	442,152
Five Star Quality Care, Inc. *	34,302	178,027
GenMark Diagnostics, Inc. *	19,424	223,376
Gentiva Health Services, Inc. *	17,375	199,291
Globus Medical, Inc., Class A *	6,477	114,125
Greatbatch, Inc. *	17,755	603,137
Greenway Medical Technologies *(a)	11,871	161,683
Haemonetics Corp. *	36,949	1,472,418
Hanger, Inc. *	25,721	789,892
Health Management Associates, Inc., Class A *	189,566	2,437,819
Health Net, Inc. *	58,574	1,767,763
HEALTHSOUTH Corp. *	64,440	2,027,282
HealthStream, Inc. *	14,729	488,266
Healthways, Inc. *	25,158	480,015
HeartWare International, Inc. *	10,083	792,524
Hill-Rom Holdings, Inc.	44,031	1,503,218
HMS Holdings Corp. *	65,552	1,638,144
ICU Medical, Inc. *	9,510	679,775
Insulet Corp. *	39,681	1,322,965
Integra LifeSciences Holdings Corp. *	15,326	622,849
Invacare Corp.	21,395	321,139
IPC The Hospitalist Co. *	12,389	637,290
Kindred Healthcare, Inc.	39,903	586,574
Landauer, Inc.	7,023	333,452
LHC Group, Inc. *	11,421	258,457
LifePoint Hospitals, Inc. *	35,008	1,583,412
Magellan Health Services, Inc. *	20,257	1,138,646
MAKO Surgical Corp. *(a)	31,127	465,349
Masimo Corp.	37,835	936,038
MedAssets, Inc. *	38,724	868,192
Medidata Solutions, Inc. *	16,692	1,492,932
Merge Healthcare, Inc. *	48,941	129,694
Meridian Bioscience, Inc.	31,335	704,724
Merit Medical Systems, Inc. *	29,626	379,213
Molina Healthcare, Inc. *	21,623	721,992
MWI Veterinary Supply, Inc. *	8,747	1,330,244
National Healthcare Corp.	6,376	294,189
National Research Corp., Class A *	6,420	105,224
Natus Medical, Inc. *	24,126	317,257
Navidea Biopharmaceuticals, Inc. *(a)	87,508	256,398
Neogen Corp. *	16,692	903,037
NuVasive, Inc. *	32,701	769,128
NxStage Medical, Inc. *	39,681	490,060
Omnicell, Inc. *	24,764	538,369
OraSure Technologies, Inc. *	45,617	218,049
Orthofix International N.V. *	14,293	315,446
Owens & Minor, Inc.	47,494	1,620,020
PharMerica Corp. *	21,873	269,038
PhotoMedex, Inc. *(a)	9,029	147,534
Quality Systems, Inc.	29,820	616,976
Quidel Corp. *	21,623	573,442
RTI Biologics, Inc. *	39,064	130,083
Select Medical Holdings Corp.	32,336	273,886
Spectranetics Corp. *	30,095	475,200
STERIS Corp.	43,929	1,796,257
SurModics, Inc. *	9,289	183,922
Symmetry Medical, Inc. *	29,595	232,321
Team Health Holdings, Inc. *	49,837	1,915,236
TearLab Corp. *(a)	18,678	245,429
Teleflex, Inc.	30,052	2,316,408
The Ensign Group, Inc.	13,104	506,470
The Providence Service Corp. *	9,712	260,670
Thoratec Corp. *	42,282	1,510,736
Tornier NV *	19,160	363,657
Triple-S Management Corp., Class B *	17,169	320,202
Universal American Corp.	27,968	204,166
US Physical Therapy, Inc.	9,029	248,568

See financial notes 95

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Vanguard Health Systems, Inc. *	24,266	508,373
Vascular Solutions, Inc. *	10,395	163,929
VCA Antech, Inc. *	66,235	1,807,553
Vocera Communications, Inc. *	5,132	83,190
Volcano Corp. *	40,514	867,810
WellCare Health Plans, Inc. *	32,940	2,097,290
West Pharmaceutical Services, Inc.	25,721	1,902,068
Wright Medical Group, Inc. *	35,348	850,826

		86,062,305

Household & Personal Products 0.6%
Central Garden & Pet Co., Class A *	33,039	206,824
Elizabeth Arden, Inc. *	18,542	643,964
Harbinger Group, Inc. *	7,802	71,700
Inter Parfums, Inc.	12,227	324,871
Lifevantage Corp. *(a)	92,182	222,159
Medifast, Inc. *	8,965	222,870
Nature’s Sunshine Products, Inc.	6,980	121,871
Nu Skin Enterprises, Inc., Class A	38,699	3,239,493
Prestige Brands Holdings, Inc. *	38,315	1,244,088
Revlon, Inc., Class A *	6,147	137,570
Spectrum Brands Holdings, Inc.	16,893	1,022,702
Star Scientific, Inc. *(a)	98,403	193,854
Synutra International, Inc. *(a)	15,568	74,726
USANA Health Sciences, Inc. *(a)	4,489	340,940
WD-40 Co.	11,078	644,518

		8,712,150

Insurance 3.5%
Allied World Assurance Co. Holdings AG	25,022	2,295,268
Ambac Financial Group, Inc. *	31,018	687,359
American Equity Investment Life Holding Co.	47,494	940,856
American National Insurance Co.	5,464	573,556
AMERISAFE, Inc.	13,960	454,956
AmTrust Financial Services, Inc. (a)	22,283	795,938
Argo Group International Holdings Ltd.	17,724	723,848
Aspen Insurance Holdings Ltd.	50,429	1,793,760
Assurant, Inc.	56,027	2,971,672
Assured Guaranty Ltd.	145,589	2,895,765
Baldwin & Lyons, Inc., Class B	6,147	145,008
Citizens, Inc. *	36,751	276,735
CNO Financial Group, Inc.	166,154	2,258,033
Crawford & Co., Class B	21,674	164,289
Donegal Group, Inc., Class A	7,706	103,877
eHealth, Inc. *	14,247	394,215
EMC Insurance Group, Inc.	4,141	115,534
Employers Holdings, Inc.	22,989	609,438
Endurance Specialty Holdings Ltd.	31,335	1,570,510
Enstar Group Ltd. *	6,147	828,431
FBL Financial Group, Inc., Class A	8,346	367,892
First American Financial Corp.	81,028	1,693,485
Global Indemnity plc *	8,586	210,615
Greenlight Capital Re Ltd., Class A *	22,306	598,916
Hilltop Holdings, Inc. *	29,031	454,625
Horace Mann Educators Corp.	29,286	771,979
Infinity Property & Casualty Corp.	8,346	505,016
Kansas City Life Insurance Co.	3,012	131,504
Kemper Corp.	39,751	1,349,546
Maiden Holdings Ltd.	38,998	510,094
MBIA, Inc. *	104,121	1,231,751
Meadowbrook Insurance Group, Inc.	37,407	223,694
Mercury General Corp.	27,237	1,195,160
Montpelier Re Holdings Ltd.	39,452	980,382
National Interstate Corp.	13,641	343,071
National Western Life Insurance Co., Class A	1,466	290,327
Old Republic International Corp.	175,670	2,494,514
OneBeacon Insurance Group Ltd., Class A	16,692	238,362
Platinum Underwriters Holdings Ltd.	23,291	1,345,754
Primerica, Inc.	34,036	1,263,757
ProAssurance Corp.	45,978	2,167,403
Protective Life Corp.	57,891	2,419,265
RLI Corp.	12,444	971,752
Safety Insurance Group, Inc.	9,378	470,213
Selective Insurance Group, Inc.	41,880	960,308
StanCorp Financial Group, Inc.	32,602	1,705,737
State Auto Financial Corp.	11,463	214,014
Stewart Information Services Corp.	13,960	427,036
Symetra Financial Corp.	54,474	940,766
The Hanover Insurance Group, Inc.	32,502	1,731,382
The Navigators Group, Inc. *	7,663	419,396
Tower Group International Ltd.	29,462	416,298
United Fire Group, Inc.	16,692	478,893

		50,121,955

Materials 5.4%
A. Schulman, Inc.	22,306	601,370
A.M. Castle & Co. *	12,780	202,052
Advanced Emissions Solutions, Inc. *	6,980	272,569
AEP Industries, Inc. *	2,732	213,752
AK Steel Holding Corp. *(a)	107,017	359,577
Allegheny Technologies, Inc.	79,764	2,130,496
Allied Nevada Gold Corp. *	61,454	285,147
AMCOL International Corp.	18,741	617,891
American Vanguard Corp.	17,891	448,706
Aptargroup, Inc.	49,940	2,936,971
Balchem Corp.	22,306	1,067,565
Berry Plastics Group, Inc. *	56,252	1,294,359
Boise Cascade Co. *	17,234	398,105
Boise, Inc.	68,434	585,111
Cabot Corp.	44,313	1,772,077
Calgon Carbon Corp. *	40,514	696,841
Carpenter Technology Corp.	32,602	1,753,010
Century Aluminum Co. *	37,878	295,827
Chemtura Corp. *	73,215	1,604,873
Clearwater Paper Corp. *	16,311	777,382
Coeur Mining, Inc. *	76,202	1,100,357
Commercial Metals Co.	88,008	1,309,559
Compass Minerals International, Inc.	24,456	1,803,141
Cytec Industries, Inc.	26,872	2,009,488
Deltic Timber Corp.	8,047	484,027

96 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Domtar Corp.	24,739	1,632,774
Eagle Materials, Inc.	33,517	2,150,451
Ferro Corp. *	64,869	476,787
Flotek Industries, Inc. *	29,969	593,087
FutureFuel Corp.	11,438	184,609
General Moly, Inc. *	44,344	73,168
Globe Specialty Metals, Inc.	47,494	610,298
Graphic Packaging Holding Co. *	138,478	1,150,752
Greif, Inc., Class A	22,407	1,207,065
H.B. Fuller Co.	37,632	1,403,297
Hawkins, Inc.	6,980	258,818
Haynes International, Inc.	9,029	399,353
Headwaters, Inc. *	55,157	472,144
Hecla Mining Co.	253,004	865,274
Horsehead Holding Corp. *	32,541	386,262
Innophos Holdings, Inc.	15,326	750,514
Intrepid Potash, Inc. (a)	40,514	503,994
Kaiser Aluminum Corp.	12,044	832,481
KapStone Paper and Packaging Corp.	29,207	1,226,694
Koppers Holdings, Inc.	15,326	594,189
Kraton Performance Polymers, Inc. *	24,355	451,785
Kronos Worldwide, Inc. (a)	16,693	247,223
Landec Corp. *	19,424	256,397
Louisiana-Pacific Corp. *	102,955	1,540,207
LSB Industries, Inc. *	13,789	413,946
Materion Corp.	13,960	410,424
McEwen Mining, Inc. *(a)	196,950	533,735
Mercer International, Inc. *	27,908	191,170
Minerals Technologies, Inc.	25,622	1,137,617
Molycorp, Inc. *(a)	92,106	561,847
Myers Industries, Inc.	22,613	419,697
Neenah Paper, Inc.	12,251	448,387
NewMarket Corp.	7,913	2,169,586
Noranda Aluminum Holding Corp.	55,221	150,753
Olin Corp.	59,225	1,368,097
OM Group, Inc. *	24,355	692,169
Omnova Solutions, Inc. *	37,989	293,275
P.H. Glatfelter Co.	32,018	820,301
PolyOne Corp.	73,466	1,985,051
Quaker Chemical Corp.	9,029	599,164
Resolute Forest Products *	70,004	882,750
RTI International Metals, Inc. *	22,989	711,969
Schnitzer Steel Industries, Inc., Class A	17,375	438,719
Schweitzer-Mauduit International, Inc.	23,090	1,322,364
Sensient Technologies Corp.	36,950	1,531,947
Silgan Holdings, Inc.	33,353	1,573,595
Sonoco Products Co.	76,126	2,834,171
Steel Dynamics, Inc.	160,444	2,448,375
Stepan Co.	13,449	759,062
Stillwater Mining Co. *	88,691	1,010,190
SunCoke Energy, Inc. *	52,275	822,286
Taminco Corp. *	11,572	228,547
Texas Industries, Inc. *	15,326	899,636
The Scotts Miracle-Gro Co., Class A	28,704	1,512,988
Tredegar Corp.	18,799	420,158
Tronox Ltd., Class A	17,375	371,130
United States Lime & Minerals, Inc. *	1,665	97,935
United States Steel Corp. (a)	106,619	1,908,480
Universal Stainless & Alloy Products, Inc. *	4,781	131,669
US Silica Holdings, Inc. (a)	24,741	581,413
Walter Energy, Inc. (a)	47,494	614,572
Wausau Paper Corp.	36,268	397,860
Worthington Industries, Inc.	39,681	1,322,568
Zep, Inc.	16,639	234,277
Zoltek Cos., Inc. *	20,171	279,167

		78,818,923

Media 1.7%
Arbitron, Inc.	19,948	938,753
Belo Corp., Class A	69,800	986,972
Carmike Cinemas, Inc. *	13,127	230,116
Central European Media Enterprises Ltd., Class A *	25,038	108,915
Cinemark Holdings, Inc.	76,434	2,252,510
Clear Channel Outdoor Holdings, Inc., Class A *	31,483	238,012
Crown Media Holdings, Inc., Class A *	27,384	84,069
Cumulus Media, Inc., Class A *	55,369	265,771
Digital Generation, Inc. *(a)	19,803	242,983
DreamWorks Animation SKG, Inc., Class A *	52,559	1,487,420
E.W. Scripps Co., Class A *	22,792	346,666
Entercom Communications Corp., Class A *	15,565	123,430
Gray Television, Inc. *	34,900	230,340
Harte-Hanks, Inc.	32,379	268,746
Hemisphere Media Group, Inc. *(a)	1,608	19,071
John Wiley & Sons, Inc., Class A	34,036	1,490,777
Journal Communications, Inc., Class A *	27,503	197,747
Live Nation Entertainment, Inc. *	106,749	1,799,788
Loral Space & Communications, Inc.	9,216	609,270
Meredith Corp.	26,480	1,138,905
Morningstar, Inc.	16,692	1,253,402
National CineMedia, Inc.	43,369	779,775
Nexstar Broadcasting Group, Inc., Class A	22,852	767,142
ReachLocal, Inc. *	7,699	84,535
Regal Entertainment Group, Class A (a)	57,107	1,021,644
Rentrak Corp. *	8,346	207,398
Saga Communications, Inc., Class A	3,415	167,881
Scholastic Corp.	19,796	584,180
Sinclair Broadcast Group, Inc., Class A	50,022	1,196,526
Starz, Class A *	83,079	2,073,652
The McClatchy Co., Class A *(a)	50,301	155,933
The New York Times Co., Class A *	91,423	1,019,366
The Washington Post Co., Class B	3,250	1,833,000
Valassis Communications, Inc.	29,286	806,829

See financial notes 97

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
World Wrestling Entertainment, Inc., Class A	22,586	220,665

		25,232,189

Pharmaceuticals, Biotechnology & Life Sciences 6.0%
ACADIA Pharmaceuticals, Inc. *	53,496	1,067,780
Achillion Pharmaceuticals, Inc. *	50,243	324,067
Acorda Therapeutics, Inc. *	31,650	1,069,453
Aegerion Pharmaceuticals, Inc. *	11,410	989,019
Affymetrix, Inc. *	52,282	291,211
Agios Pharmaceuticals, Inc. *(a)	4,400	103,752
Akorn, Inc. *	51,028	916,973
Alkermes plc *	99,346	3,154,235
Alnylam Pharmaceuticals, Inc. *	36,949	1,913,958
AMAG Pharmaceuticals, Inc. *	15,913	376,502
Arena Pharmaceuticals, Inc. *(a)	163,422	1,047,535
ARIAD Pharmaceuticals, Inc. *	136,868	2,545,745
Array BioPharma, Inc. *	86,320	484,255
Astex Pharmaceuticals *	64,869	424,892
Auxilium Pharmaceuticals, Inc. *	36,901	643,922
AVANIR Pharmaceuticals, Inc., Class A *	112,759	575,071
AVEO Pharmaceuticals, Inc. *	27,237	57,742
Bio-Rad Laboratories, Inc., Class A *	14,643	1,669,448
Biotime, Inc. *(a)	21,623	81,735
Bluebird Bio, Inc. *(a)	4,348	108,265
Bruker Corp. *	67,751	1,357,730
Cadence Pharmaceuticals, Inc. *	44,764	243,964
Cambrex Corp. *	22,989	313,340
Celldex Therapeutics, Inc. *	58,572	1,272,184
Cepheid, Inc. *	48,860	1,748,211
Charles River Laboratories International, Inc. *	36,266	1,670,049
ChemoCentryx, Inc. *	13,546	109,723
Chimerix, Inc. *	3,830	60,361
Clovis Oncology, Inc. *	15,649	1,009,361
Cubist Pharmaceuticals, Inc. *	47,494	3,009,220
Curis, Inc. *(a)	63,641	278,748
Dendreon Corp. *(a)	117,977	335,055
Depomed, Inc. *	45,700	327,669
Dyax Corp. *	82,056	366,790
Dynavax Technologies Corp. *	145,238	184,452
Emergent Biosolutions, Inc. *	20,577	361,744
Enanta Pharmaceuticals, Inc. *	2,055	38,182
Endocyte, Inc. *	21,802	313,077
Epizyme, Inc. *(a)	3,892	108,003
Exact Sciences Corp. *	47,719	552,109
Exelixis, Inc. *(a)	138,234	692,552
Fluidigm Corp. *	16,009	327,544
Furiex Pharmaceuticals, Inc. *	4,098	157,609
Genomic Health, Inc. *	13,523	426,245
GTx, Inc. *(a)	18,058	27,990
Halozyme Therapeutics, Inc. *	64,083	532,530
Hi-Tech Pharmacal Co., Inc.	8,710	375,488
Hyperion Therapeutics, Inc. *	4,683	114,172
Idenix Pharmaceuticals, Inc. *(a)	74,286	355,087
ImmunoGen, Inc. *	63,503	1,016,048
Impax Laboratories, Inc. *	48,593	990,325
Incyte Corp. *	100,452	3,404,318
Infinity Pharmaceuticals, Inc. *	31,065	575,013
Intercept Pharmaceuticals, Inc. *	7,321	334,863
InterMune, Inc. *	59,255	846,754
Intrexon Corp. *(a)	7,700	167,321
Ironwood Pharmaceuticals, Inc. *	67,909	791,140
Isis Pharmaceuticals, Inc. *	83,421	2,154,764
Jazz Pharmaceuticals plc *	36,870	3,233,130
Keryx Biopharmaceuticals, Inc. *	59,938	511,271
KYTHERA Biopharmaceuticals, Inc. *	3,241	85,562
Lexicon Pharmaceuticals, Inc. *	387,615	965,161
Ligand Pharmaceuticals, Inc., Class B *	15,326	737,027
Luminex Corp. *	28,339	575,282
MannKind Corp. *(a)	115,973	671,484
Merrimack Pharmaceuticals, Inc. *(a)	18,945	64,034
MiMedx Group, Inc. *(a)	52,932	326,590
Momenta Pharmaceuticals, Inc. *	30,652	431,887
Myriad Genetics, Inc. *	58,572	1,532,829
Nektar Therapeutics *	87,175	1,061,791
Neurocrine Biosciences, Inc. *	44,705	651,352
NewLink Genetics Corp. *(a)	11,761	203,583
Novavax, Inc. *	107,176	337,604
NPS Pharmaceuticals, Inc. *	65,252	1,637,825
OncoMed Pharmaceuticals, Inc. *	3,600	58,428
Onconova Therapeutics, Inc. *(a)	3,800	92,492
Opko Health, Inc. *(a)	156,604	1,447,021
Optimer Pharmaceuticals, Inc. *(a)	35,608	445,456
Orexigen Therapeutics, Inc. *	53,641	367,977
Organovo Holdings, Inc. *(a)	43,400	247,814
Osiris Therapeutics, Inc. *(a)	12,251	213,780
Pacira Pharmaceuticals, Inc. *	15,488	560,975
PAREXEL International Corp. *	41,880	1,944,488
PDL BioPharma, Inc. (a)	106,066	842,164
Peregrine Pharmaceuticals, Inc. *(a)	90,740	124,314
Pernix Therapeutics Holdings *	8,346	22,868
Portola Pharmaceuticals, Inc. *	6,238	140,979
PTC Therapeutics, Inc. *(a)	6,090	109,255
Puma Biotechnology, Inc. *	6,174	312,651
Questcor Pharmaceuticals, Inc.	43,247	2,883,710
Raptor Pharmaceutical Corp. *(a)	40,514	548,560
Receptos, Inc. *	3,824	60,572
Rigel Pharmaceuticals, Inc. *	70,925	223,414
Sagent Pharmaceuticals, Inc. *	9,732	214,688
Salix Pharmaceuticals Ltd. *	38,416	2,571,567
Sangamo BioSciences, Inc. *(a)	39,666	391,503
Santarus, Inc. *	44,049	991,983
Sarepta Therapeutics, Inc. *(a)	22,313	761,543
Sciclone Pharmaceuticals, Inc. *	38,998	204,740
Sequenom, Inc. *(a)	85,251	248,933
Spectrum Pharmaceuticals, Inc. (a)	38,460	294,604
Sunesis Pharmaceuticals, Inc. *(a)	22,989	110,577
Supernus Pharmaceuticals, Inc. *(a)	9,029	59,772
Synageva BioPharma Corp. *	7,180	336,814
Synergy Pharmaceuticals, Inc. *(a)	52,653	233,779
Synta Pharmaceuticals Corp. *(a)	31,335	184,877
Techne Corp.	25,721	1,993,635
TESARO, Inc. *	9,198	318,067
The Medicines Co. *	45,614	1,441,859
TherapeuticsMD, Inc. *(a)	21,936	45,627

98 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Theravance, Inc. *	51,379	1,841,937
Threshold Pharmaceuticals, Inc. *	30,780	133,893
Trius Therapeutics, Inc. *	22,255	304,226
United Therapeutics Corp. *	34,036	2,413,493
Vical, Inc. *	50,226	64,792
ViroPharma, Inc. *	48,860	1,473,129
VIVUS, Inc. *(a)	75,414	944,937
XenoPort, Inc. *	35,148	171,874
XOMA Corp. *(a)	63,503	296,559
ZIOPHARM Oncology, Inc. *(a)	64,891	194,024

		86,712,057

Real Estate 8.7%
Acadia Realty Trust	40,085	935,183
AG Mortgage Investment Trust, Inc.	20,257	355,713
Agree Realty Corp.	8,654	234,523
Alexander & Baldwin, Inc. *	32,018	1,151,687
Alexander’s, Inc.	1,873	513,071
Altisource Portfolio Solutions S.A. *	10,262	1,338,165
Altisource Residential Corp. *	15,268	289,329
American Assets Trust, Inc.	25,038	741,375
American Capital Mortgage Investment Corp.	42,563	852,962
American Homes 4 Rent, Class A *	33,000	524,040
American Residential Properties, Inc. *(a)	10,264	175,104
AmREIT, Inc., Class B	12,599	212,545
Anworth Mortgage Asset Corp.	106,749	472,898
Apollo Commercial Real Estate Finance, Inc.	25,038	376,071
Apollo Residential Mortgage, Inc.	23,127	351,762
ARMOUR Residential REIT, Inc.	282,082	1,179,103
Ashford Hospitality Trust Inc.	53,001	611,102
Associated Estates Realty Corp.	37,085	510,660
Aviv REIT, Inc. (a)	9,840	223,565
BioMed Realty Trust, Inc.	140,325	2,583,383
Brandywine Realty Trust	115,240	1,477,377
Campus Crest Communities, Inc.	47,739	505,079
CapLease, Inc.	65,609	558,333
Capstead Mortgage Corp.	70,557	828,339
Cedar Realty Trust, Inc.	44,782	218,536
Chesapeake Lodging Trust	36,266	798,215
Chimera Investment Corp.	746,560	2,194,886
Colonial Properties Trust	61,174	1,351,334
Colony Financial, Inc.	47,768	944,373
CommonWealth REIT	87,427	2,146,333
Coresite Realty Corp.	15,914	484,263
Corporate Office Properties Trust	64,096	1,460,107
Cousins Properties, Inc.	124,426	1,235,550
CubeSmart	91,423	1,522,193
CyrusOne, Inc.	12,976	247,323
CYS Investments, Inc.	129,027	990,927
DCT Industrial Trust, Inc.	228,866	1,531,114
DiamondRock Hospitality Co.	144,436	1,399,585
Douglas Emmett, Inc.	96,222	2,222,728
DuPont Fabros Technology, Inc.	47,551	1,083,687
EastGroup Properties, Inc.	22,306	1,253,597
Education Realty Trust, Inc.	85,126	731,232
EPR Properties	34,217	1,675,949
Equity Lifestyle Properties, Inc.	58,572	2,035,377
Equity One, Inc.	46,661	992,013
Excel Trust, Inc.	33,562	391,333
FelCor Lodging Trust, Inc. *	82,634	455,313
First Industrial Realty Trust, Inc.	72,882	1,102,705
First Potomac Realty Trust	42,263	525,752
Forest City Enterprises, Inc., Class A *	110,058	1,970,038
Forestar Group, Inc. *	26,112	521,195
Franklin Street Properties Corp.	63,659	775,367
Getty Realty Corp.	19,933	363,977
Glimcher Realty Trust	107,432	1,063,577
Government Properties Income Trust	39,881	932,418
Hatteras Financial Corp.	72,985	1,335,625
Healthcare Realty Trust, Inc.	70,818	1,592,697
Healthcare Trust of America, Inc.	40,112	413,154
Hersha Hospitality Trust	129,811	680,210
Highwoods Properties, Inc.	65,771	2,221,744
Home Properties, Inc.	40,857	2,357,449
Hospitality Properties Trust	101,460	2,741,449
Hudson Pacific Properties, Inc.	32,018	638,759
Inland Real Estate Corp.	63,991	627,752
Invesco Mortgage Capital, Inc.	99,086	1,517,007
Investors Real Estate Trust	70,483	574,436
iStar Financial, Inc. *	55,157	611,140
Kennedy-Wilson Holdings, Inc.	39,246	723,696
Kite Realty Group Trust	59,599	343,886
LaSalle Hotel Properties	70,585	1,872,620
Lexington Realty Trust	135,246	1,585,083
LTC Properties, Inc.	25,537	904,776
Mack-Cali Realty Corp.	61,656	1,331,770
Medical Properties Trust, Inc.	110,909	1,280,999
MFA Financial, Inc.	267,029	1,922,609
Mid-America Apartment Communities, Inc.	31,473	1,940,625
Monmouth Real Estate Investment Corp., Class A	33,194	298,082
National Health Investors, Inc.	18,058	991,384
New York Mortgage Trust, Inc. (a)	47,270	285,511
NorthStar Realty Finance Corp.	171,903	1,505,870
OMEGA Healthcare Investors, Inc.	83,726	2,377,818
One Liberty Properties, Inc.	8,346	178,354
Parkway Properties, Inc.	31,029	507,324
Pebblebrook Hotel Trust	45,978	1,177,037
Pennsylvania REIT	46,557	863,632
Pennymac Mortgage Investment Trust	51,929	1,093,105
Piedmont Office Realty Trust, Inc., Class A	123,795	2,126,798
Post Properties, Inc.	40,233	1,819,739
Potlatch Corp.	29,286	1,129,268
PS Business Parks, Inc.	13,127	953,939
RAIT Financial Trust	51,714	319,593
Ramco-Gershenson Properties Trust	44,069	638,119
Redwood Trust, Inc. (a)	61,454	1,093,267
Resource Capital Corp.	93,817	546,015
Retail Opportunity Investments Corp.	42,674	552,202

See financial notes 99

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Retail Properties of America, Inc., Class A	23,784	317,279
Rexford Industrial Realty, Inc. *	11,700	154,206
RLJ Lodging Trust	90,284	2,074,726
Rouse Properties, Inc. (a)	16,823	311,898
Ryman Hospitality Properties, Inc.	38,155	1,260,641
Sabra Health Care REIT, Inc.	27,920	617,311
Saul Centers, Inc.	9,378	407,099
Select Income REIT	23,421	569,833
Silver Bay Realty Trust Corp.	23,133	364,807
Sovran Self Storage, Inc.	22,989	1,523,481
Spirit Realty Capital, Inc.	255,237	2,223,114
STAG Industrial, Inc.	30,652	613,040
Starwood Property Trust, Inc.	121,835	3,037,347
Strategic Hotels & Resorts, Inc. *	133,986	1,086,626
Summit Hotel Properties, Inc.	48,961	467,088
Sun Communities, Inc.	24,429	1,049,714
Sunstone Hotel Investors, Inc. *	120,026	1,443,913
Tanger Factory Outlet Centers	69,701	2,150,276
Tejon Ranch Co. *	11,022	327,464
The Geo Group, Inc.	52,859	1,649,729
The Howard Hughes Corp. *	21,222	2,168,888
The St. Joe Co. *	68,154	1,316,054
Thomas Properties Group, Inc.	23,672	130,196
Universal Health Realty Income Trust	9,385	376,432
Urstadt Biddle Properties, Inc., Class A	18,875	368,629
Washington REIT	49,543	1,206,867
Western Asset Mortgage Capital Corp. (a)	16,692	260,562
Whitestone REIT	12,444	176,456
Winthrop Realty Trust	23,800	282,744

		125,233,329

Retailing 4.9%
1-800-FLOWERS.COM, Inc., Class A *	19,806	107,745
Aaron’s, Inc.	52,958	1,433,573
Aeropostale, Inc. *	58,572	476,190
America’s Car-Mart, Inc. *	6,477	265,557
Ann, Inc. *	34,720	1,204,784
Asbury Automotive Group, Inc. *	22,990	1,129,499
Ascena Retail Group, Inc. *	94,025	1,534,488
Barnes & Noble, Inc. *	28,366	387,763
bebe stores, Inc.	29,533	170,701
Big 5 Sporting Goods Corp.	13,477	225,470
Big Lots, Inc. *	42,563	1,507,581
Blue Nile, Inc. *	9,065	327,972
Brown Shoe Co., Inc.	27,920	625,966
Cabela’s, Inc. *	33,718	2,209,540
Chico’s FAS, Inc.	119,901	1,870,456
Christopher & Banks Corp. *	28,603	158,461
Conn’s, Inc. *	16,607	1,106,192
Core-Mark Holding Co., Inc.	8,532	538,369
Destination Maternity Corp.	9,029	250,735
DSW, Inc., Class A	23,873	2,055,226
Express, Inc. *	63,026	1,322,916
Five Below, Inc. *	30,384	1,116,612
Francesca’s Holdings Corp. *	32,694	788,579
Fred’s, Inc., Class A	25,348	396,189
GameStop Corp., Class A (a)	87,366	4,386,647
Genesco, Inc. *	17,576	1,084,088
GNC Holdings, Inc., Class A	52,841	2,688,022
Gordmans Stores, Inc. *	7,035	97,224
Group 1 Automotive, Inc.	16,009	1,228,371
Groupon, Inc. *	196,371	1,995,129
Guess?, Inc.	45,096	1,375,428
Haverty Furniture Cos., Inc.	14,732	356,662
hhgregg, Inc. *	11,191	202,669
Hibbett Sports, Inc. *	19,258	997,564
HomeAway, Inc. *	24,355	768,157
HSN, Inc.	26,404	1,422,119
Jos. A. Bank Clothiers, Inc. *	20,940	832,993
Liberty Ventures, Series A *	26,178	2,241,884
Lithia Motors, Inc., Class A	15,343	1,006,808
Lumber Liquidators Holdings, Inc. *	19,757	1,964,241
MarineMax, Inc. *	19,213	235,167
Mattress Firm Holding Corp. *	5,774	237,311
Monro Muffler Brake, Inc.	21,623	957,250
New York & Co., Inc. *	21,671	106,188
Nutrisystem, Inc.	23,456	296,953
Office Depot, Inc. *	215,014	900,909
OfficeMax, Inc.	64,869	705,126
Orbitz Worldwide, Inc. *	18,829	179,064
Overstock.com, Inc. *	10,377	291,905
Penske Automotive Group, Inc.	32,018	1,249,662
PetMed Express, Inc.	15,519	236,975
Pier 1 Imports, Inc.	77,054	1,689,024
Pool Corp.	34,900	1,817,941
RadioShack Corp. *(a)	73,654	240,849
Rent-A-Center, Inc.	41,880	1,570,919
Restoration Hardware Holdings, Inc. *	19,714	1,370,714
RetailMeNot, Inc. *	6,700	214,132
rue21, Inc. *	11,623	474,799
Saks, Inc. *	76,097	1,212,225
Sears Hometown and Outlet Stores, Inc. *	6,155	197,452
Select Comfort Corp. *	41,017	1,013,120
Shoe Carnival, Inc.	10,534	267,458
Shutterfly, Inc. *	22,989	1,194,508
Sonic Automotive, Inc., Class A	25,391	553,270
Stage Stores, Inc.	22,306	415,561
Stein Mart, Inc.	21,650	263,047
Systemax, Inc.	9,058	82,337
The Bon-Ton Stores, Inc. (a)	7,663	84,370
The Buckle, Inc. (a)	20,352	1,053,826
The Cato Corp., Class A	19,842	499,225
The Children’s Place Retail Stores, Inc. *	16,593	882,416
The Finish Line, Inc., Class A	37,632	788,767
The Men’s Wearhouse, Inc.	36,081	1,358,450
The Pep Boys-Manny, Moe & Jack *	39,687	445,685
The Wet Seal, Inc., Class A *	65,904	240,550
Tile Shop Holdings, Inc. *	18,645	495,398
Tilly’s, Inc., Class A *	8,418	116,253
Tuesday Morning Corp. *	32,018	394,142
Vitacost.com, Inc. *	15,326	126,286
Vitamin Shoppe, Inc. *	21,623	910,761
VOXX International Corp. *	16,044	195,095

100 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
West Marine, Inc. *	11,761	133,605
Weyco Group, Inc.	4,914	122,604
Winmark Corp.	1,366	98,967
Zumiez, Inc. *	15,697	419,110

		70,197,946

Semiconductors & Semiconductor Equipment 3.0%
Advanced Energy Industries, Inc. *	26,404	481,345
Advanced Micro Devices, Inc. *(a)	449,020	1,468,295
Amkor Technology, Inc. *	91,471	366,799
Applied Micro Circuits Corp. *	46,872	504,343
Atmel Corp. *	311,607	2,262,267
ATMI, Inc. *	23,672	581,148
Brooks Automation, Inc.	50,226	441,989
Cabot Microelectronics Corp. *	17,375	627,585
Cavium, Inc. *	37,632	1,428,887
CEVA, Inc. *	17,454	316,441
Cirrus Logic, Inc. *	46,732	1,051,470
Cohu, Inc.	18,510	183,804
Cypress Semiconductor Corp. *	101,285	1,146,546
Diodes, Inc. *	26,404	657,460
Entegris, Inc. *	104,017	977,760
Entropic Communications, Inc. *	55,840	233,411
Exar Corp. *	34,217	418,132
Fairchild Semiconductor International, Inc. *	95,671	1,168,143
First Solar, Inc. *	49,087	1,802,475
FormFactor, Inc. *	40,039	243,037
GT Advanced Technologies, Inc. *(a)	77,463	500,411
Hittite Microwave Corp. *	20,257	1,238,918
Inphi Corp. *	13,984	177,876
Integrated Device Technology, Inc. *	108,948	948,937
Integrated Silicon Solution, Inc. *	20,940	217,985
Intermolecular, Inc. *	11,852	70,993
International Rectifier Corp. *	52,275	1,248,327
Intersil Corp., Class A	94,988	985,025
IXYS Corp.	13,959	129,400
Kulicke & Soffa Industries, Inc. *	56,523	625,144
Lattice Semiconductor Corp. *	88,008	418,918
LTX-Credence Corp. *	31,335	127,220
M/A-COM Technology Solutions Holdings, Inc. *	9,863	161,359
Micrel, Inc.	32,018	294,566
Microsemi Corp. *	68,434	1,761,491
MKS Instruments, Inc.	39,681	994,009
Monolithic Power Systems, Inc.	24,355	745,750
Nanometrics, Inc. *	15,458	220,895
NVE Corp. *	3,415	168,428
OmniVision Technologies, Inc. *	37,632	581,414
PDF Solutions, Inc. *	18,058	358,451
Peregrine Semiconductor Corp. *(a)	11,071	121,892
Photronics, Inc. *	48,512	353,167
PMC-Sierra, Inc. *	151,511	943,913
Power Integrations, Inc.	21,623	1,126,991
Rambus, Inc. *	77,463	632,098
RF Micro Devices, Inc. *	210,233	1,042,756
Rudolph Technologies, Inc. *	24,109	249,528
Semtech Corp. *	50,226	1,492,717
Silicon Image, Inc. *	57,935	314,008
Silicon Laboratories, Inc. *	28,603	1,106,650
Spansion, Inc., Class A *	34,900	361,913
SunEdison, Inc. *	173,817	1,279,293
SunPower Corp. *(a)	24,687	530,524
Supertex, Inc.	8,495	195,895
Teradyne, Inc. *	138,337	2,123,473
Tessera Technologies, Inc.	39,681	727,749
TriQuint Semiconductor, Inc. *	121,542	916,427
Ultratech, Inc. *	20,257	572,868
Veeco Instruments, Inc. *	29,286	1,028,524
Volterra Semiconductor Corp. *	18,415	422,072

		43,879,312

Software & Services 7.7%
Accelrys, Inc. *	42,563	384,770
ACI Worldwide, Inc. *	29,490	1,435,278
Actuate Corp. *	34,945	242,868
Acxiom Corp. *	54,576	1,357,851
Advent Software, Inc.	29,572	798,148
Angie’s List, Inc. *(a)	25,038	524,796
AOL, Inc. *	57,889	1,906,285
Aspen Technology, Inc. *	69,219	2,313,991
Bankrate, Inc. *	29,988	515,794
Bazaarvoice, Inc. *	28,699	307,079
Blackbaud, Inc.	34,123	1,229,110
Blackhawk Network Holdings, Inc. *	7,244	177,550
Blucora, Inc. *	30,652	613,653
Booz Allen Hamilton Holding Corp.	27,501	556,345
Bottomline Technologies (de), Inc. *	26,474	720,622
Broadridge Financial Solutions, Inc.	88,178	2,624,177
BroadSoft, Inc. *	20,940	674,059
CACI International, Inc., Class A *	17,044	1,148,766
Carbonite, Inc. *	7,903	121,706
Cardtronics, Inc. *	33,384	1,158,091
Cass Information Systems, Inc.	7,013	368,042
ChannelAdvisor Corp. *	4,192	128,359
CIBER, Inc. *	52,559	191,315
CommVault Systems, Inc. *	31,518	2,642,154
Computer Task Group, Inc.	10,395	185,863
Compuware Corp.	157,712	1,682,787
comScore, Inc. *	24,355	693,874
Comverse, Inc. *	16,009	484,272
Constant Contact, Inc. *	22,601	432,357
Convergys Corp.	77,566	1,367,489
CoreLogic, Inc. *	70,488	1,811,542
Cornerstone OnDemand, Inc. *	23,672	1,219,345
CoStar Group, Inc. *	19,675	2,921,934
CSG Systems International, Inc.	25,038	589,395
Cyan, Inc. *(a)	5,936	55,205
Dealertrack Technologies, Inc. *	32,018	1,267,593
Demand Media, Inc. *	28,612	185,406
Demandware, Inc. *	6,477	272,552
Dice Holdings, Inc. *	37,632	313,475
Digital River, Inc. *	26,032	449,833
DST Systems, Inc.	22,306	1,591,979
E2open, Inc. *(a)	3,591	72,646

See financial notes 101

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
EarthLink, Inc.	76,780	377,758
Ebix, Inc. (a)	23,586	268,173
Ellie Mae, Inc. *	7,883	228,922
Envestnet, Inc. *	18,428	509,166
EPAM Systems, Inc. *	11,548	369,305
EPIQ Systems, Inc.	25,532	312,767
ePlus, Inc.	2,732	141,927
Euronet Worldwide, Inc. *	34,520	1,185,762
EVERTEC, Inc.	18,667	445,581
Exlservice Holdings, Inc. *	19,424	526,585
Fair Isaac Corp.	26,404	1,322,312
Forrester Research, Inc.	9,750	321,555
Gigamon, Inc. *	4,974	168,121
Global Cash Access Holdings, Inc. *	49,071	377,847
Global Eagle Entertainment, Inc. *	30,636	270,516
Gogo, Inc. *(a)	7,524	85,021
Guidance Software, Inc. *	9,712	81,775
Guidewire Software, Inc. *	21,623	993,793
Heartland Payment Systems, Inc.	26,756	988,634
Higher One Holdings, Inc. *	26,412	195,977
iGate Corp. *	22,989	536,793
Imperva, Inc. *	8,586	405,259
Infoblox, Inc. *	30,077	1,049,687
Interactive Intelligence Group, Inc. *	11,078	652,494
Internap Network Services Corp. *	39,681	289,274
IntraLinks Holdings, Inc. *	30,002	234,616
j2 Global, Inc.	31,819	1,566,768
Jive Software, Inc. *	20,445	253,314
Lender Processing Services, Inc.	63,503	2,025,746
Limelight Networks, Inc. *	51,391	103,810
Lionbridge Technologies, Inc. *	48,209	169,214
Liquidity Services, Inc. *(a)	18,741	555,483
LivePerson, Inc. *	37,632	350,730
LogMeIn, Inc. *	16,729	498,357
Manhattan Associates, Inc. *	14,643	1,281,262
ManTech International Corp., Class A	17,375	494,319
Marin Software, Inc. *	3,830	50,556
Marketo, Inc. *(a)	4,474	156,948
MAXIMUS, Inc.	50,156	1,881,352
Mentor Graphics Corp.	71,166	1,577,039
MicroStrategy, Inc., Class A *	6,147	564,356
Millennial Media, Inc. *(a)	10,592	69,378
Model N, Inc. *(a)	3,425	49,354
MoneyGram International, Inc. *	13,941	282,445
Monotype Imaging Holdings, Inc.	27,920	718,940
Monster Worldwide, Inc. *	88,691	399,109
Move, Inc. *	29,969	434,550
Netscout Systems, Inc. *	27,237	676,567
NeuStar, Inc., Class A *	47,779	2,414,751
NIC, Inc.	43,929	977,860
OpenTable, Inc. *	16,793	1,251,750
Pandora Media, Inc. *	73,716	1,357,849
Pegasystems, Inc.	13,127	483,730
Perficient, Inc. *	26,412	426,026
Progress Software Corp. *	40,719	995,987
Proofpoint, Inc. *	10,142	292,191
PROS Holdings, Inc. *	14,643	480,290
PTC, Inc. *	86,811	2,263,163
QLIK Technologies, Inc. *	55,840	1,830,994
Qualys, Inc. *	5,961	119,160
QuinStreet, Inc. *	18,058	157,285
Rally Software Development Corp. *	8,850	228,595
RealNetworks, Inc. *	19,694	150,659
RealPage, Inc. *	27,081	560,847
Responsys, Inc. *	22,443	322,057
Rosetta Stone, Inc. *	9,867	152,346
Rovi Corp. *	76,300	1,368,059
Sapient Corp. *	83,077	1,242,001
SciQuest, Inc. *	11,761	244,629
SeaChange International, Inc. *	19,196	191,960
ServiceSource International, Inc. *	40,546	491,012
Shutterstock, Inc. *	3,241	160,883
Silver Spring Networks, Inc. *(a)	3,465	70,651
Sourcefire, Inc. *	22,989	1,734,750
Splunk, Inc. *	20,257	1,118,389
SPS Commerce, Inc. *	10,292	641,603
SS&C Technologies Holdings, Inc. *	41,939	1,484,221
Stamps.com, Inc. *	10,395	435,343
Sykes Enterprises, Inc. *	29,286	498,741
Synchronoss Technologies, Inc. *	20,257	696,436
Syntel, Inc.	12,444	894,350
Tableau Software, Inc., Class A *	5,938	429,377
Take-Two Interactive Software, Inc. *	69,117	1,268,988
Tangoe, Inc. *	23,304	484,490
TeleNav, Inc. *	12,240	66,341
TeleTech Holdings, Inc. *	16,092	393,771
Textura Corp. *	3,710	140,794
The Active Network, Inc. *	28,705	281,309
TiVo, Inc. *	93,472	1,090,818
Travelzoo, Inc. *	6,163	166,463
Tremor Video, Inc. *	5,008	39,864
Trulia, Inc. *	13,135	545,365
Tyler Technologies, Inc. *	20,257	1,496,790
Ultimate Software Group, Inc. *	20,839	2,921,836
Unisys Corp. *	33,384	839,941
United Online, Inc.	68,255	535,802
ValueClick, Inc. *	53,641	1,135,044
VASCO Data Security International, Inc. *	22,306	176,217
Verint Systems, Inc. *	38,998	1,292,784
VirnetX Holding Corp. *(a)	31,335	606,332
Virtusa Corp. *	15,326	403,380
Vocus, Inc. *	13,926	128,676
Vringo, Inc. *(a)	39,681	124,202
Web.com Group, Inc. *	21,343	602,299
WebMD Health Corp. *	36,168	1,136,399
WEX, Inc. *	28,103	2,249,083
XO Group, Inc. *	20,552	245,802
Xoom Corp. *(a)	4,781	128,561
Yelp, Inc. *	12,249	636,703
Zillow, Inc., Class A *	16,378	1,579,658
Zynga, Inc., Class A *	361,061	1,021,803

		112,145,033

Technology Hardware & Equipment 4.9%
ADTRAN, Inc.	43,733	1,054,840
Aeroflex Holding Corp. *	14,717	103,313

102 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Anaren, Inc. *	9,009	221,441
Anixter International, Inc. *	20,257	1,692,675
ARRIS Group, Inc. *	85,809	1,344,627
Aruba Networks, Inc. *	80,195	1,333,643
Audience, Inc. *	4,236	44,309
Avid Technology, Inc. *	24,126	130,039
AVX Corp.	35,553	457,567
Badger Meter, Inc.	10,610	478,299
Belden, Inc.	32,502	1,843,513
Benchmark Electronics, Inc. *	40,234	883,941
Black Box Corp.	11,841	314,615
Brocade Communications Systems, Inc. *	328,324	2,429,598
CalAmp Corp. *	23,672	387,984
Calix, Inc. *	24,159	310,443
CDW Corp. *	17,365	380,814
Checkpoint Systems, Inc. *	30,615	449,122
Ciena Corp. *	76,097	1,515,852
Cognex Corp.	29,969	1,707,634
Coherent, Inc.	18,058	1,013,596
Comtech Telecommunications Corp.	12,039	288,575
Control4 Corp. *	2,900	58,812
Cray, Inc. *	27,237	666,217
CTS Corp.	24,722	344,130
Daktronics, Inc.	27,470	293,654
Diebold, Inc.	47,494	1,343,130
Digi International, Inc. *	20,999	195,081
Dolby Laboratories, Inc., Class A (a)	35,583	1,118,374
DTS, Inc. *	13,444	269,687
EchoStar Corp., Class A *	29,286	1,179,054
Electro Rent Corp.	14,643	248,931
Electro Scientific Industries, Inc.	20,422	224,438
Electronics for Imaging, Inc. *	34,402	1,007,291
Emulex Corp. *	71,186	512,539
Extreme Networks, Inc. *	65,325	243,662
Fabrinet *	17,511	244,454
FARO Technologies, Inc. *	12,444	462,046
FEI Co.	30,720	2,404,762
Finisar Corp. *	69,797	1,428,745
Fusion-io, Inc. *(a)	52,387	560,017
Globecomm Systems, Inc. *	17,375	241,512
GSI Group, Inc. *	21,788	183,673
Harmonic, Inc. *	75,078	530,801
Infinera Corp. *	84,443	782,787
Ingram Micro, Inc., Class A *	108,514	2,398,159
Insight Enterprises, Inc. *	33,384	637,968
InterDigital, Inc.	29,969	1,065,098
Intermec, Inc. *	41,458	409,190
InvenSense, Inc. *(a)	28,193	503,809
IPG Photonics Corp. (a)	21,623	1,162,452
Itron, Inc. *	28,603	1,071,468
Ixia *	38,315	556,334
KEMET Corp. *	36,431	149,367
Lexmark International, Inc., Class A	46,530	1,589,465
Littelfuse, Inc.	16,247	1,198,541
Maxwell Technologies, Inc. *	23,485	207,607
Measurement Specialties, Inc. *	11,459	542,469
Methode Electronics, Inc.	26,336	629,167
MTS Systems Corp.	11,761	707,659
Multi-Fineline Electronix, Inc. *	7,929	119,411
NETGEAR, Inc. *	28,603	827,771
Newport Corp. *	28,830	442,252
Oplink Communications, Inc. *	14,052	261,227
OSI Systems, Inc. *	13,960	1,014,892
Park Electrochemical Corp.	14,215	378,688
PC Connection, Inc.	12,885	191,342
Plantronics, Inc.	31,029	1,340,453
Plexus Corp. *	23,672	775,021
Polycom, Inc. *	127,464	1,265,718
Procera Networks, Inc. *	14,643	189,627
QLogic Corp. *	67,751	717,483
Quantum Corp. *	192,864	277,724
RealD, Inc. *(a)	32,701	267,821
Riverbed Technology, Inc. *	120,962	1,867,653
Rofin-Sinar Technologies, Inc. *	20,940	470,941
Rogers Corp. *	12,533	695,206
Ruckus Wireless, Inc. *(a)	6,405	87,044
Sanmina Corp. *	62,820	1,022,081
ScanSource, Inc. *	20,503	635,183
ShoreTel, Inc. *	42,655	209,436
Silicon Graphics International Corp. *	26,412	389,313
Sonus Networks, Inc. *	210,374	725,790
STEC, Inc. *	30,832	209,966
Super Micro Computer, Inc. *	21,164	271,746
Synaptics, Inc. *	22,989	888,755
SYNNEX Corp. *	19,623	932,289
Tech Data Corp. *	27,237	1,338,971
Tellabs, Inc.	250,747	556,658
TTM Technologies, Inc. *	39,439	376,248
Ubiquiti Networks, Inc.	14,193	497,607
Universal Display Corp. *	28,603	989,950
ViaSat, Inc. *	30,170	1,922,734
Viasystems Group, Inc. *	3,452	48,742
Vishay Intertechnology, Inc. *	99,086	1,213,803
Zebra Technologies Corp., Class A *	37,533	1,711,505
Zygo Corp. *	13,944	192,567

		71,082,608

Telecommunication Services 0.7%
8x8, Inc. *	50,226	464,590
Atlantic Tele-Network, Inc.	6,980	329,735
Boingo Wireless, Inc. *	10,487	74,982
Cbeyond, Inc. *	22,989	150,808
Cincinnati Bell, Inc. *	154,243	461,187
Cogent Communications Group, Inc.	31,401	974,373
Consolidated Communications Holdings, Inc.	27,920	465,706
Fairpoint Communications, Inc. *(a)	21,232	198,307
General Communication, Inc., Class A *	23,672	211,864
IDT Corp., Class B	12,741	211,755
inContact, Inc. *	38,315	311,501
Intelsat S.A. *	13,988	319,346
Iridium Communications, Inc. *	43,520	291,149
Leap Wireless International, Inc. *	37,204	564,757
NII Holdings, Inc. *(a)	114,209	682,970
NTELOS Holdings Corp.	11,842	196,814

See financial notes 103

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Premiere Global Services, Inc. *	33,384	323,157
Shenandoah Telecommunications Co.	16,365	280,660
Straight Path Communications, Inc., Class B *	6,370	32,742
Telephone & Data Systems, Inc.	74,014	2,049,448
United States Cellular Corp.	10,395	444,698
USA Mobility, Inc.	16,009	226,047
Vonage Holdings Corp. *	117,977	368,088

		9,634,684

Transportation 2.3%
Air Transport Services Group, Inc. *	39,446	252,849
Alaska Air Group, Inc.	51,845	2,935,464
Allegiant Travel Co.	11,078	1,046,982
AMERCO	5,363	877,387
Arkansas Best Corp.	17,570	437,142
Atlas Air Worldwide Holdings, Inc. *	18,058	834,280
Avis Budget Group, Inc. *	79,582	2,130,410
Celadon Group, Inc.	16,796	304,679
Con-way, Inc.	41,880	1,742,208
Echo Global Logistics, Inc. *	10,449	226,221
Forward Air Corp.	20,940	771,220
Hawaiian Holdings, Inc. *	42,606	298,242
Heartland Express, Inc.	34,287	477,275
Hub Group, Inc., Class A *	26,404	980,909
JetBlue Airways Corp. *	169,036	1,039,571
Knight Transportation, Inc.	44,357	722,132
Landstar System, Inc.	34,318	1,875,479
Marten Transport Ltd.	17,127	302,977
Matson, Inc.	32,018	852,639
Old Dominion Freight Line, Inc. *	52,176	2,265,482
Park-Ohio Holdings Corp. *	6,147	212,502
Patriot Transportation Holding, Inc. *	5,071	157,302
Republic Airways Holdings, Inc. *	29,818	333,067
Roadrunner Transportation Systems, Inc. *	17,578	476,715
Ryder System, Inc.	37,632	2,092,716
Saia, Inc. *	17,726	531,957
SkyWest, Inc.	35,583	458,665
Spirit Airlines, Inc. *	53,800	1,676,946
Swift Transportation Co. *	63,503	1,140,514
Universal Truckload Services, Inc.	4,530	114,156
US Airways Group, Inc. *	142,292	2,299,439
UTI Worldwide, Inc.	78,146	1,290,190
Werner Enterprises, Inc.	33,384	769,167
Wesco Aircraft Holdings, Inc. *	30,856	590,275
XPO Logistics, Inc. *(a)	20,527	471,300

		32,988,459

Utilities 2.8%
ALLETE, Inc.	26,404	1,246,269
American States Water Co.	14,643	770,222
Atmos Energy Corp.	67,997	2,743,679
Avista Corp.	44,131	1,159,321
Black Hills Corp.	32,702	1,570,350
California Water Service Group	35,368	705,592
Chesapeake Utilities Corp.	7,074	369,334
Cleco Corp.	43,714	1,974,124
Connecticut Water Service, Inc.	8,443	257,174
Dynegy, Inc. *	73,215	1,422,567
El Paso Electric Co.	29,969	1,030,934
Great Plains Energy, Inc.	111,899	2,452,826
Hawaiian Electric Industries, Inc.	72,816	1,821,128
IDACORP, Inc.	37,050	1,773,584
MGE Energy, Inc.	17,375	905,411
Middlesex Water Co.	12,509	250,430
New Jersey Resources Corp.	31,335	1,349,912
Northwest Natural Gas Co.	20,257	831,347
NorthWestern Corp.	27,920	1,121,546
Ormat Technologies, Inc.	13,032	326,712
Otter Tail Corp.	27,237	715,788
Piedmont Natural Gas Co., Inc.	55,942	1,804,689
PNM Resources, Inc.	59,938	1,313,242
Portland General Electric Co.	56,523	1,628,428
SJW Corp.	10,889	284,747
South Jersey Industries, Inc.	23,672	1,367,295
Southwest Gas Corp.	34,218	1,600,718
The Empire District Electric Co.	32,018	677,821
The Laclede Group, Inc.	22,465	1,000,366
UIL Holdings Corp.	37,533	1,417,246
Unitil Corp.	9,499	267,302
UNS Energy Corp.	30,553	1,397,189
Vectren Corp.	59,573	1,942,080
WGL Holdings, Inc.	36,949	1,542,251
York Water Co.	9,712	189,578

		41,231,202

Total Common Stock
(Cost $1,259,013,061)		1,444,684,613

Other Investment Companies 0.1% of net assets

Equity Fund 0.0%
iShares Russell 2000 ETF	2,500	250,950

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (d)	1,451,362	1,451,362

Total Other Investment Companies
(Cost $1,702,649)		1,702,312

Rights 0.0% of net assets

Consumer Services 0.0%
Biglari Holdings, Inc. *	835	24,716

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Forest Laboratories, Inc. *(b)(c)	5,521	—

Total Rights
(Cost $—)		24,716

104 See financial notes

 Schwab U.S. Small-Cap ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Warrants 0.0% of net assets

Real Estate 0.0%
Tejon Ranch Co. *	1,628	6,187

Total Warrants
(Cost $9,004)		6,187

End of Investments

Collateral Invested for Securities on Loan 3.1% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (d)	45,001,086	45,001,086

Total Collateral Invested for Securities on Loan
(Cost $45,001,086)		45,001,086

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $1,262,786,015 and the unrealized appreciation and depreciation were $229,113,793 and ($45,481,980), respectively, with a net unrealized appreciation of $183,631,813.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $44,139,164.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,444,684,613	$—	$—	$1,444,684,613
Other Investment Companies[1]	1,702,312	—	—	1,702,312
Rights[1]	24,716	—	—	24,716
Warrants[1]	6,187	—	—	6,187

Total	$1,446,417,828	$—	$—	$1,446,417,828

Other Financial Instruments
Collateral Invested for Securities on Loan	$45,001,086	$—	$—	$45,001,086

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2012	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Rights	$47,346	$—	($47,346)	$—	$—	$—	$—	$—

Total	$47,346	$—	($47,346)	$—	$—	$—	$—	$—

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 105

 Schwab U.S. Small-Cap ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $1,260,724,714) including securities on loan of $44,139,164		$1,446,417,828
Collateral invested for securities on loan		45,001,086
Receivables:
Investments sold		16,406
Dividends		1,211,403
Income from securities on loan	+	158,323

Total assets		1,492,805,046

Liabilities

Collateral held for securities on loan		45,001,086
Payables:
Investments bought		937,822
Investment adviser fees	+	9,554

Total liabilities		45,948,462

Net Assets

Total assets		1,492,805,046
Total liabilities	−	45,948,462

Net assets		$1,446,856,584

Net Assets by Source
Capital received from investors		1,276,401,995
Net investment income not yet distributed		1,480,574
Net realized capital losses		(16,719,099)
Net unrealized capital gains		185,693,114

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,446,856,584		31,650,000		$45.71

106 See financial notes

 Schwab U.S. Small-Cap ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends (net of foreign withholding tax of $763)		$16,687,448
Interest		205
Securities on loan	+	1,228,864

Total investment income		17,916,517

Expenses

Investment adviser fees		874,621

Total expenses	−	874,621

Net investment income		17,041,896

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(12,168,500)
Net realized gains on in-kind redemptions	+	51,705,928

Net realized gains		39,537,428
Net unrealized gains on investments	+	163,291,817

Net realized and unrealized gains		202,829,245

Net increase in net assets resulting from operations		$219,871,141

See financial notes 107

 Schwab U.S. Small-Cap ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$17,041,896	$8,107,960
Net realized gains		39,537,428	29,193,207
Net unrealized gains	+	163,291,817	34,591,730

Net increase in net assets resulting from operations		219,871,141	71,892,897

Distributions to Shareholders

Distributions from net investment income		($16,364,820)	($7,088,515)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,050,000	$801,652,843	7,400,000	$254,626,339
Shares redeemed	+	(4,950,000)	(199,818,780)	(4,150,001)	(140,437,449)

Net transactions in fund shares		14,100,000	$601,834,063	3,249,999	$114,188,890

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,550,000	$641,516,200	14,300,001	$462,522,928
Total increase	+	14,100,000	805,340,384	3,249,999	178,993,272

End of period		31,650,000	$1,446,856,584	17,550,000	$641,516,200

Net investment income not yet distributed			$1,480,574		$1,521,196

108 See financial notes

Schwab U.S. Dividend Equity ETF™

Financial Statements

Financial Highlights

	9/1/12–	10/19/11[1]–
	8/31/13	8/31/12

Per-Share Data ($)

Net asset value at beginning of period	28.58	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.91	0.62
Net realized and unrealized gains (losses)	4.40	3.43

Total from investment operations	5.31	4.05
Less distributions:
Distributions from net investment income	(0.89)	(0.47)

Net asset value at end of period	33.00	28.58

Total return (%)	18.93	16.31	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.07	0.17	[3]
Gross operating expenses	0.07	0.17	[3]
Net investment income (loss)	3.09	3.19	[3]
Portfolio turnover rate[4]	13	17	[2]
Net assets, end of period ($ x 1,000)	1,141,690	504,464

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 109

 Schwab US Dividend Equity ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Common Stock	1,034,463,752	1,135,929,153
0.2%	Other Investment Companies	2,146,400	2,154,854

99.7%	Total Investments	1,036,610,152	1,138,084,007
0.3%	Other Assets and Liabilities, Net		3,606,315

100.0%	Net Assets		1,141,690,322

	Number	Value
Security	of Shares	($)

Common Stock 99.5% of net assets

Banks 0.0%
First Financial Bancorp	21,808	327,120

Capital Goods 16.3%
3M Co.	230,302	26,157,701
Eaton Corp. plc	171,703	10,872,234
Emerson Electric Co.	261,027	15,758,200
General Dynamics Corp.	120,651	10,044,196
Honeywell International, Inc.	285,470	22,714,848
Illinois Tool Works, Inc.	150,511	10,757,021
Lockheed Martin Corp.	96,686	11,836,300
Northrop Grumman Corp.	86,001	7,935,312
Raytheon Co.	117,919	8,892,272
Rockwell Automation, Inc.	50,872	4,946,285
The Boeing Co.	247,778	25,749,090
United Technologies Corp.	307,083	30,739,008

		186,402,467

Commercial & Professional Services 0.6%
Waste Management, Inc.	159,563	6,452,728

Consumer Durables & Apparel 1.0%
Garmin Ltd.	39,276	1,601,282
Hasbro, Inc.	42,317	1,928,809
Leggett & Platt, Inc.	52,730	1,524,952
Mattel, Inc.	125,099	5,066,509
Tupperware Brands Corp.	19,466	1,572,269

		11,693,821

Consumer Services 3.5%
Cracker Barrel Old Country Store, Inc.	8,452	831,846
Darden Restaurants, Inc.	47,327	2,186,981
H&R Block, Inc.	99,091	2,765,630
McDonald’s Corp.	364,054	34,352,135

		40,136,592

Diversified Financials 1.3%
Federated Investors, Inc., Class B	33,715	915,699
McGraw Hill Financial, Inc.	99,176	5,788,903
T. Rowe Price Group, Inc.	94,363	6,618,621
Waddell & Reed Financial, Inc., Class A	31,704	1,509,745

		14,832,968

Energy 12.6%
Chevron Corp.	425,011	51,184,075
ConocoPhillips	443,902	29,430,703
Diamond Offshore Drilling, Inc.	25,495	1,632,445
Exxon Mobil Corp.	566,197	49,349,730
HollyFrontier Corp.	73,781	3,281,779
RPC, Inc.	22,353	319,201
The Williams Cos., Inc.	247,772	8,979,257

		144,177,190

Food & Staples Retailing 5.7%
Sysco Corp.	215,978	6,915,616
Wal-Mart Stores, Inc.	594,738	43,403,979
Walgreen Co.	312,633	15,028,268

		65,347,863

Food, Beverage & Tobacco 13.2%
Altria Group, Inc.	728,762	24,690,457
Campbell Soup Co.	64,412	2,781,310
ConAgra Foods, Inc.	150,650	5,094,983
Flowers Foods, Inc.	61,859	1,286,049
General Mills, Inc.	234,134	11,547,489
Kellogg Co.	91,784	5,572,207
PepsiCo, Inc.	561,414	44,761,538
Reynolds American, Inc.	115,235	5,488,643
The Coca-Cola Co.	1,279,486	48,850,775
Universal Corp.	8,394	411,474

		150,484,925

Health Care Equipment & Services 3.6%
Baxter International, Inc.	196,731	13,684,608
Becton Dickinson & Co.	70,283	6,844,159
Medtronic, Inc.	367,209	19,003,066
Meridian Bioscience, Inc.	13,997	314,792
Owens & Minor, Inc.	22,700	774,297

		40,620,922

Household & Personal Products 7.2%
Colgate-Palmolive Co.	318,220	18,383,570
Kimberly-Clark Corp.	139,742	13,063,082
The Procter & Gamble Co.	659,273	51,350,774

		82,797,426

110 See financial notes

 Schwab US Dividend Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Insurance 1.3%
Aflac, Inc.	169,085	9,771,422
Arthur J. Gallagher & Co.	46,469	1,921,029
Erie Indemnity Co., Class A	9,441	696,368
Mercury General Corp.	12,940	567,807
PartnerRe Ltd.	21,191	1,846,796

		14,803,422

Materials 3.4%
Air Products & Chemicals, Inc.	75,474	7,708,914
E.I. du Pont de Nemours & Co.	334,157	18,919,969
Greif, Inc., Class A	11,525	620,852
International Paper Co.	161,005	7,601,046
RPM International, Inc.	47,607	1,617,686
Schweitzer-Mauduit International, Inc.	11,236	643,486
Sonoco Products Co.	36,275	1,350,518

		38,462,471

Media 0.2%
Gannett Co., Inc.	82,647	1,990,966
Meredith Corp.	13,613	585,495

		2,576,461

Pharmaceuticals, Biotechnology & Life Sciences 8.4%
Bristol-Myers Squibb Co.	595,860	24,841,403
Eli Lilly & Co.	359,880	18,497,832
Johnson & Johnson	609,014	52,624,900

		95,964,135

Retailing 4.3%
Genuine Parts Co.	56,487	4,350,064
L Brands, Inc.	86,789	4,978,217
The Home Depot, Inc.	530,286	39,501,004

		48,829,285

Semiconductors & Semiconductor Equipment 6.1%
Analog Devices, Inc.	111,577	5,163,784
Intel Corp.	1,804,401	39,660,734
Linear Technology Corp.	84,881	3,253,489
Maxim Integrated Products, Inc.	105,571	2,939,624
Microchip Technology, Inc.	71,416	2,771,655
Texas Instruments, Inc.	402,807	15,387,227

		69,176,513

Software & Services 6.2%
Automatic Data Processing, Inc.	175,841	12,512,845
CA, Inc.	119,758	3,502,921
Microsoft Corp.	1,489,249	49,740,917
Paychex, Inc.	118,032	4,565,478

		70,322,161

Technology Hardware & Equipment 0.4%
Harris Corp.	39,612	2,243,227
Molex, Inc.	49,707	1,442,497
MTS Systems Corp.	5,668	341,044

		4,026,768

Telecommunication Services 0.6%
CenturyLink, Inc.	221,495	7,335,914

Transportation 1.8%
C.H. Robinson Worldwide, Inc.	57,943	3,295,219
CSX Corp.	370,128	9,108,850
Norfolk Southern Corp.	114,319	8,249,259

		20,653,328

Utilities 1.8%
CenterPoint Energy, Inc.	155,463	3,564,767
Entergy Corp.	64,784	4,096,292
New Jersey Resources Corp.	15,038	647,837
PPL Corp.	214,252	6,577,536
Questar Corp.	62,982	1,380,566
WGL Holdings, Inc.	19,418	810,507
Wisconsin Energy Corp.	83,508	3,427,168

		20,504,673

Total Common Stock
(Cost $1,034,463,752)		1,135,929,153

Other Investment Companies 0.2% of net assets

Equity Fund 0.2%
Vanguard Dividend Appreciation ETF	25,000	1,682,250

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund 0.00% (a)	472,604	472,604

Total Other Investment Companies
(Cost $2,146,400)		2,154,854

End of Investments

At 08/31/13, the tax basis cost of the fund’s investments was $1,036,720,106 and the unrealized appreciation and depreciation were $108,370,482 and ($7,006,581), respectively, with a net unrealized appreciation of $101,363,901.

(a)	The rate shown is the 7-day yield.

See financial notes 111

 Schwab US Dividend Equity ETF

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,135,929,153	$—	$—	$1,135,929,153
Other Investment Companies[1]	2,154,854	—	—	2,154,854

Total	$1,138,084,007	$—	$—	$1,138,084,007

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

112 See financial notes

 Schwab U.S. Dividend Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $1,036,610,152)		$1,138,084,007
Receivables:
Dividends	+	4,759,548

Total assets		1,142,843,555

Liabilities

Payables:
Investments bought		1,146,740
Investment adviser fees	+	6,493

Total liabilities		1,153,233

Net Assets

Total assets		1,142,843,555
Total liabilities	−	1,153,233

Net assets		$1,141,690,322

Net Assets by Source
Capital received from investors		1,037,579,768
Net investment income not yet distributed		6,027,574
Net realized capital losses		(3,390,875)
Net unrealized capital gains		101,473,855

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,141,690,322		34,600,001		$33.00

See financial notes 113

 Schwab U.S. Dividend Equity ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends		$24,629,418
Interest	+	194

Total investment income		24,629,612

Expenses

Investment adviser fees		571,540

Total expenses	−	571,540

Net investment income		24,058,072

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(3,047,689)
Net realized gains on in-kind redemptions	+	19,619,102

Net realized gains		16,571,413
Net unrealized gains on investments	+	79,098,606

Net realized and unrealized gains		95,670,019

Net increase in net assets resulting from operations		$119,728,091

114 See financial notes

 Schwab U.S. Dividend Equity ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			10/19/11*-8/31/12
Net investment income		$24,058,072	$7,857,247
Net realized gains		16,571,413	5,045,819
Net unrealized gains	+	79,098,606	22,375,249

Net increase in net assets resulting from operations		119,728,091	35,278,315

Distributions to Shareholders

Distributions from net investment income		($20,742,506)	($5,109,365)

Transactions in Fund Shares

		9/1/12-8/31/13		10/19/11*-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,050,000	$691,326,939	19,900,001	$536,746,165
Shares redeemed	+	(5,100,000)	(153,085,998)	(2,250,000)	(62,451,319)

Net transactions in fund shares		16,950,000	$538,240,941	17,650,001	$474,294,846

Shares Outstanding and Net Assets

		9/1/12-8/31/13		10/19/11*-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,650,001	$504,463,796	—	$—
Total increase	+	16,950,000	637,226,526	17,650,001	504,463,796

End of period		34,600,001	$1,141,690,322	17,650,001	$504,463,796

Net investment income not yet distributed			$6,027,574		$2,747,882

*	Commencement of operations.

See financial notes 115

 Schwab U.S. Equity ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab Emerging Markets Equity ETF
Schwab U.S. Broad Market ETF	Schwab U.S. TIPS ETF
Schwab U.S. Large-Cap ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Large-Cap Value ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. REIT ETF	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF

The funds issue and redeem shares at their net assets value per share (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value

116

 Schwab U.S. Equity ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of August 31, 2013 are disclosed in the Portfolio Holdings.

 117

 Schwab U.S. Equity ETFs

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the borrower, and is allocated between the fund and the lending agent.

The values of the securities on loan and the related cash collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities for each fund. The following table presents the non-cash collateral as of August 31, 2013.

Non-Cash
Collateral Received

Schwab U.S. Broad Market ETF	$146,328
Schwab U.S. Large-Cap ETF	1,303,879
Schwab U.S. Large-Cap Growth ETF	1,254,383
Schwab U.S. Large-Cap Value ETF	6,431
Schwab U.S. Mid-Cap ETF	3,779,146
Schwab U.S. Small-Cap ETF	1,039,200

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(e) Expenses:

Pursuant to the Investment Advisory Agreement (“Advisor Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.

(f) Distributions to Shareholders:

The funds make distributions from net investment income quarterly and from net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.

The funds are not actively managed. Therefore, a fund follows the securities included in an index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance is normally below that of the index.

Certain funds primarily invest in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and a fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, a fund’s ability to generate income may be affected.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Certain funds invest in large-cap stocks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — a fund’s large-cap holdings could reduce performance.

Certain funds invest in mid-cap stocks. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of midsized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s mid-cap holdings could reduce performance.

Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

Certain funds invest in growth stocks. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

 119

 Schwab U.S. Equity ETFs

Financial Notes (continued)

3. Risk Factors (continued):

Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.

Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach, they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective benchmark index.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

120

 Schwab U.S. Equity ETFs

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Effective September 20, 2012:

Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
ETF	ETF	ETF	ETF	ETF	ETF	ETF

0.04%	0.04%	0.07%	0.07%	0.07%	0.10% *	0.07%

*Effective March 11, 2013 the management fee of the Schwab U.S. Small-Cap ETF was further reduced to 0.08%.

Prior to September 20, 2012, the rate was:

Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
ETF	ETF	ETF	ETF	ETF	ETF	ETF

0.06%	0.08%	0.13%	0.13%	0.13%	0.13%	0.17%

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the funds during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gain (Loss)	Received
	Held at	Gross	Gross	Held at	Value at	9/1/12 to	9/1/12 to
Fund	9/1/12	Purchases	Sales	8/31/13	8/31/13	8/31/13	8/31/13

Schwab U.S. Broad Market ETF	72,622	64,082	(4,800)	131,904	$2,754,156	$36,297	$26,192
Schwab U.S. Large-Cap ETF	65,968	59,004	(4,224)	120,748	2,521,218	28,354	22,984
Schwab U.S. Large-Cap Growth ETF	72,675	45,116	(6,168)	111,623	2,330,688	7,651	22,671

Certain Schwab funds may own shares of other Schwab funds. As of August 31, 2013, outstanding shares of Schwab U.S. Large-Cap ETF and Schwab U.S. Small-Cap ETF were owned by other Schwab funds. The percentages of the outstanding shares of these funds owned by other Schwab funds are less than 1%.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

The Board may include people who are officers and/or directors of the investment adviser or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these

 121

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Financial Notes (continued)

6. Board of Trustees (continued):

limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2013, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab U.S. Broad Market ETF	$88,352,844	$66,262,045
Schwab U.S. Large-Cap ETF	82,066,286	66,546,078
Schwab U.S. Large-Cap Growth ETF	73,119,497	69,268,836
Schwab U.S. Large-Cap Value ETF	53,227,956	45,490,959
Schwab U.S. Mid-Cap ETF	109,003,663	102,495,969
Schwab U.S. Small-Cap ETF	244,857,335	217,501,303
Schwab U.S. Dividend Equity ETF	109,495,680	102,756,994

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the Adviser may cover the cost of any transaction fees when believed to be in the best interests of the fund.

The in-kind transactions for the period ended August 31, 2013 were as follows:

	In-kind Purchases of Securities	In-kind Sales of Securities

Schwab U.S. Broad Market ETF	$920,775,635	$74,215,612
Schwab U.S. Large-Cap ETF	755,360,238	59,767,121
Schwab U.S. Large-Cap Growth ETF	275,468,745	17,808,913
Schwab U.S. Large-Cap Value ETF	317,819,914	76,066,374
Schwab U.S. Mid-Cap ETF	429,206,802	107,455,652
Schwab U.S. Small-Cap ETF	778,410,792	189,850,950
Schwab U.S. Dividend Equity ETF	668,834,636	136,435,524

For the period ended August 31, 2013, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2013 are disclosed in the funds’ Statements of Operations.

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Financial Notes (continued)

10. Federal Income Taxes

As of August 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
	ETF	ETF	ETF	ETF	ETF	ETF	ETF

Undistributed ordinary income	$6,720,486	$5,860,258	$2,061,801	$2,758,069	$986,406	$1,630,276	$6,027,574
Undistributed long-term capital gains	—	—	—	—	—	—	—
Unrealized appreciation	354,686,596	281,487,689	152,246,575	88,084,933	73,773,637	229,113,793	108,370,482
Unrealized depreciation	(25,041,207)	(18,758,652)	(11,789,247)	(5,133,904)	(13,431,025)	(45,481,980)	(7,006,581)

Net unrealized appreciation/(depreciation)	329,645,389	262,729,037	140,457,328	82,951,029	60,342,612	183,631,813	101,363,901

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Real Estate Investment Trusts (REITs).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
Expiration Date	ETF	ETF	ETF	ETF	ETF	ETF	ETF

August 31, 2019	$—	$721,062	$691,441	$295,384	$218,695	$927,631	$—
No expiration*	4,554,355	5,529,477	6,744,656	1,569,350	5,846,538	4,840,344	372,704

Total	$4,554,355	$6,250,539	$7,436,097	$1,864,734	$6,065,233	$5,767,975	$372,704

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2013, the funds had capital losses deferred as follows:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
	ETF	ETF	ETF	ETF	ETF	ETF	ETF

Deferred capital losses	$2,115,845	$762,826	$1,550,092	$237,973	$2,093,285	$9,039,525	$2,908,217

 123

 Schwab U.S. Equity ETFs

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
	ETF	ETF	ETF	ETF	ETF	ETF	ETF

Current period distributions
Ordinary Income	$32,174,430	$25,323,080	$8,617,825	$13,282,460	$6,489,136	$16,364,820	$20,742,506
Long-term capital gains	—	—	—	—	—	—	—

Prior period distributions
Ordinary Income	16,859,390	14,860,890	4,082,865	7,983,125	1,917,350	7,088,515	5,109,365
Long-term capital gains	—	—	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2013, the funds made the following reclassifications:

	Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
	Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
	Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
	ETF	ETF	ETF	ETF	ETF	ETF	ETF

Capital shares	$25,266,947	$21,602,846	$5,891,397	$16,900,779	$27,056,578	$51,680,718	$19,607,579
Undistributed net investment income	(211,342)	(129,892)	(76,908)	(94,115)	(64,499)	(717,698)	(35,874)
Net realized gains and losses	(25,055,605)	(21,472,954)	(5,814,489)	(16,806,664)	(26,992,079)	(50,963,020)	(19,571,705)

For the period ended August 31, 2013, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:

Schwab U.S.		Schwab U.S.	Schwab U.S.			Schwab U.S.
Broad	Schwab U.S.	Large-Cap	Large-Cap	Schwab U.S.	Schwab U.S.	Dividend
Market	Large-Cap	Growth	Value	Mid-Cap	Small-Cap	Equity
ETF	ETF	ETF	ETF	ETF	ETF	ETF

$25,270,092	$21,650,148	$5,917,362	$16,945,870	$27,097,153	$51,705,928	$19,619,102

As of August 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2013, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

124

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF (seven of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2013

 125

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended August 31, 2013 qualify for the corporate dividends received deduction:

Schwab U.S. Broad Market ETF	90.81%
Schwab U.S. Large-Cap ETF	94.04%
Schwab U.S. Large-Cap Growth ETF	97.97%
Schwab U.S. Large-Cap Value ETF	96.46%
Schwab U.S. Mid-Cap ETF	73.94%
Schwab U.S. Small-Cap ETF	66.00%
Schwab U.S. Dividend Equity ETF	100.00%

For the period ended August 31, 2013, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amount for use in preparing their 2013 income tax return.

Schwab U.S. Broad Market ETF	$30,348,208
Schwab U.S. Large-Cap ETF	24,488,848
Schwab U.S. Large-Cap Growth ETF	8,321,898
Schwab U.S. Large-Cap Value ETF	13,071,263
Schwab U.S. Mid-Cap ETF	5,090,046
Schwab U.S. Small-Cap ETF	10,996,731
Schwab U.S. Dividend Equity ETF	20,742,506

126

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of August 31, 2013

The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The market price of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

	Bid/Offer Midpoint Above NAV				Bid/Offer Midpoint Below NAV
	>0-49	50-99	100-199	>200	>0-49	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points	Points	Points

Schwab U.S. Broad Market ETF
Commencement of trading 11/3/09 through 8/31/13	705	1	—	—	162	—	—	—

Schwab U.S. Large-Cap ETF
Commencement of trading 11/3/09 through 8/31/13	679	—	—	—	201	—	—	—

Schwab U.S. Large-Cap Growth ETF
Commencement of trading 12/11/09 through 8/31/13	617	—	—	—	191	—	—	—

Schwab U.S. Large-Cap Value ETF
Commencement of trading 12/11/09 through 8/31/13	630	—	—	—	138	—	—	—

Schwab U.S. Mid-Cap ETF
Commencement of trading 01/13/11 through 8/31/13	500	—	—	—	105	—	—	—

Schwab U.S. Small-Cap ETF
Commencement of trading 11/3/09 through 8/31/13	634	1	—	—	253	—	—	—

Schwab U.S. Dividend Equity ETF
Commencement of trading 10/20/11 through 8/31/13	276	—	—	—	83	—	—	—

 127

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired/Private Investor (January 2009 – present). Consulting Managing Director, PIMCO (investment adviser) (March 2003 – December 2008).	23	Director, PS Business Parks, Inc. (2005 – 2012).
Trustee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (2006 – 2008).
Director and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Director, PCM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012.)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant (wealth management) (January 2008 – April 2012).	23	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	23	None

128

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

 129

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Schwab ETF’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

130

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

dividend yield A stock’s indicated annual dividend divided by current price. At the portfolio level, it is the value-weighted average of the dividend yield of the securities in the portfolio.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

primary market The market that deals with the issuance of new securities.

 131

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

SEC yield A standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

132

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2013 Schwab ETFs. All rights reserved.

 133

Notes

Notes

Notes

Schwab ETFstm are designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each an investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFstm

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR57932-03
00103210

Annual report dated August 31, 2013, enclosed.

Schwab International Equity ETFs

Schwab International
Equity ETFtm

Schwab International Small-Cap
Equity ETFtm

Schwab Emerging Markets
Equity ETFtm

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This wrapper is not part of the shareholder report.

Schwab International Equity ETFs

Annual Report
August 31, 2013

Schwab International
Equity ETFtm

Schwab International Small-Cap
Equity ETFtm

Schwab Emerging Markets
Equity ETFtm

This page is intentionally left blank.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co, Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for the 12 Months Ended August 31, 2013

Schwab International Equity ETFtm (Ticker Symbol: SCHF)

Market Price Return[1]	15.86%
NAV Return[1]	16.60%	*
FTSE Developed ex-US Index (Net)	16.64%
ETF Category: Morningstar Foreign Large Blend[2]	15.50%

Performance Details	pages 6-7

Schwab International Small-Cap Equity ETFtm (Ticker Symbol: SCHC)

Market Price Return[1]	18.78%
NAV Return[1]	18.23%
FTSE Developed Small Cap ex-US Liquid Index (Net)	18.19%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	19.72%

Performance Details	pages 8-9

Schwab Emerging Markets Equity ETFtm (Ticker Symbol: SCHE)

Market Price Return[1]	-2.79%
NAV Return[1]	-0.89%
FTSE Emerging Index (Net)	-0.59%
ETF Category: Morningstar Diversified Emerging Markets[2]	-0.46%

Performance Details	pages 10-11

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

Index ownership — “FTSE®” is a trademark owned by the London Stock Exchange plc and is used by FTSE International Limited (“FTSE”) under license. FTSE does not sponsor, endorse or promote Schwab ETFs and does not accept any liability in relation to their issue, operation and trading.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab International Equity ETFs

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab International Equity ETFs. These funds are part of our line-up of core investment solutions and are available at some of the lowest operating expense ratios in the industry. The funds are designed to track market-leading international stock indices and provide the benefits of an ETF, including transparency, trading flexibility, and potential tax efficiency.

For the 12 months ended August 31, 2013, the funds generated returns that were closely aligned with their respective indices, and reflected a mixed performance by overseas equities. The environment for these returns included generally volatile conditions for emerging markets, and policies by many central banks meant to stimulate economic growth. In the U.S., signs of economic improvement led the Federal Reserve to announce that it was starting to consider “tapering” some of its stimulative policies. Bond yields rose sharply around the world in response to this announcement, while income-oriented stocks suffered steep subsequent losses.

Amid this backdrop, stocks in developed international markets solidly outperformed stocks in emerging markets. Japanese equities were some of the better performers, while select euro zone markets also performed well. Among emerging markets, stocks in China generated solid returns as the country’s economy seemed to stabilize, while stocks in Brazil, India, and Russia faced

 Asset Class Performance Comparison % returns during the 12 months ended 8/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

18.70%	S&P 500® Index: measures U.S. large-cap stocks

26.27%	Russell 2000® Index: measures U.S. small-cap stocks

18.66%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−2.47%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.07%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab International Equity ETFs 3

From the President continued

For the 12 months ended August 31, 2013, the funds generated returns that were closely aligned with their respective indices, and reflected a mixed performance by overseas equities.

headwinds and underperformed. Reflecting these developments, the FTSE Developed ex-U.S. Index returned 16.6% for the 12 months ended August 31, 2013, while the FTSE Emerging Index returned -0.6%.* The depreciation of many foreign currencies versus the U.S. dollar played a role in these performances, reducing the returns of international investments in U.S. dollar terms.

For more information about the Schwab International Equity ETFs, please continue reading this report. In addition, you can find further details about these ETFs and about ETF investing by visiting www.schwabetfs.com, or by contacting us at 1-800-435-4000.

Sincerely,

*	The total returns cited for the FTSE Developed ex-U.S. Index and the FTSE Emerging Index are net of foreign withholding taxes; the underlying tax rate information is available from FTSE.

4 Schwab International Equity ETFs

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Schwab International Equity ETFs 5

Schwab International Equity ETF™

The Schwab International Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex-US Index (the index). The index is comprised of large and mid capitalization companies in developed countries outside the U.S., as defined by the index provider. The index defines the large and mid capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 15.86% and its NAV return was 16.60% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 16.64% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Large-cap international stocks performed very well, with most country markets in the index generating positive returns. Signs of stabilization regarding the euro zone’s sovereign debt crisis and early evidence of possible economic improvement in the region provided positive catalysts for these results. However, many foreign currencies depreciated versus the U.S. dollar, reducing the returns of overseas investments in U.S. dollar terms.

Contributors and Detractors. Japanese stocks were some of the biggest contributors to the returns of both the fund and index. Japanese companies represented an average weight of approximately 18% of the fund, and returned roughly 25% in U.S. dollar terms. One example from this market was Toyota Motor Corporation, which manufactures, sells, leases, and repairs passenger cars, trucks, busses, and their parts. Toyota Motor Corporation holdings represented the fund’s largest position in Japan and returned roughly 57%.

U.K. stocks, which represented an average weight of about 18% for the fund, also provided meaningful contributions. Shares of U.K. companies returned approximately 15% for the fund. One example from this market was HSBC Holdings plc, a holding company for the HSBC Group, which provides a variety of international banking and financial services. Shares of HSBC Holdings plc returned approximately 26% for the fund in U.S. dollar terms, contributing more to its return than any other U.K. holding.

Canadian stocks were some of the smallest contributors to the performances of the index and fund. Shares of Canadian companies represented an average weight of approximately 8% of the fund, and returned roughly 3% in U.S. dollar terms. One example from this market was Barrick Gold Corporation, an international company with operating mines and development projects in many parts of the world. Shares of Barrick Gold Corporation lost nearly half their value over the 12 months, returning -49%.

Stocks from Norway also provided limited contributions to the returns of both the fund and index. Holdings in this country represented roughly 1% of the fund and returned approximately 5% in U.S. dollar terms. Statoil ASA—a company that explores for, produces, transports, refines, and trades oil and natural gas—provided one example from this market, returning approximately -10% for the fund.

As of 08/31/13:

 Statistics

Number of Holdings	1,143
Weighted Average Market Cap ($ x 1,000,000)	$51,907
Price/Earnings Ratio (P/E)	18.6
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[1]	9%

 Sector Weightings % of Investments

Financials	25.6%
Industrials	12.7%
Consumer Discretionary	11.6%
Consumer Staples	10.6%
Health Care	9.1%
Materials	8.8%
Energy	8.2%
Information Technology	5.2%
Telecommunication Services	4.7%
Utilities	3.3%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Nestle S.A. – Reg’d	1.5%
HSBC Holdings plc	1.4%
Roche Holding AG	1.2%
Novartis AG – Reg’d	1.2%
Toyota Motor Corp.	1.2%
Vodafone Group plc	1.1%
Samsung Electronics Co., Ltd. GDR – Reg’d	0.9%
BP plc	0.9%
Royal Dutch Shell plc, A Shares	0.9%
GlaxoSmithKline plc	0.9%
Total	11.2%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab International Equity ETFs

 Schwab International Equity ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

November 3, 2009 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year		3 Years	Since Inception**

Fund: Schwab International Equity ETFtm (11/3/09)
Market Price Return[2]	15.86%		8.72%	5.81%
NAV Return[2]	16.60%	*	8.70%	5.82%
FTSE Developed ex-US Index (Net)	16.64%		8.75%	5.95%
ETF Category: Morningstar Foreign Large Blend[3]	15.50%		7.81%	5.85%

Fund Expense Ratio4: 0.09%

 Country Weightings % of Investments

Japan	19.9%
United Kingdom	18.7%
Canada	8.2%
France	8.0%
Switzerland	7.7%
Germany	7.4%
Australia	7.1%
Republic of Korea	3.9%
Hong Kong	3.2%
Sweden	2.8%
Other Countries	13.1%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.

Index ownership — “FTSE®” is a trademark owned by the London Stock Exchange plc and is used by FTSE International Limited (“FTSE”) under license. FTSE does not sponsor, endorse or promote Schwab ETFs and does not accept any liability in relation to their issue, operation and trading.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
**	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab International Equity ETFs 7

Schwab International Small-Cap Equity ETF™

The Schwab International Small-Cap Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex-US Liquid Index (the index). The index is comprised of small capitalization companies in developed countries outside the U.S., as defined by the index provider. The index defines the small capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free-float capitalization of $150 million. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was 18.78% and its NAV return was 18.23% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned 18.19% during the same period.

Market Highlights. Small-cap international stocks performed very well, with most country markets in the index generating positive returns. Signs of stabilization regarding the euro zone’s sovereign debt crisis and early evidence of possible economic improvement in the region provided positive catalysts for these results. However, many foreign currencies depreciated versus the U.S. dollar, reducing the returns of overseas investments in U.S. dollar terms.

Contributors and Detractors. U.K. stocks were overwhelmingly the top contributors to the performances of the index and fund. Shares of U.K. companies represented an average weight of approximately 19%, and returned roughly 31% for the fund in U.S. dollar terms. Within this market, holdings of Ashtead Group Plc—an international equipment rental company servicing customers in the U.S. and U.K.—generated significant contributions thanks in part to a triple-digit return of about 124%.

Japanese stocks provided the next biggest contribution to the returns generated by the index and fund. Japanese companies represented an average weight of approximately 14% for the fund, and returned roughly 15% in U.S. dollar terms. One example from this market was AIFUL Corporation, a consumer financing firm. AIFUL Corporation holdings represented one of the fund’s largest positions in Japan and provided a triple-digit return of roughly 184%.

Stocks from Australia generated negative returns for the 12 months, representing the only market to detract from the overall returns of the index and fund. Australian stocks represented an average weight of roughly 7% for the fund, and returned approximately -11% in U.S. dollar terms. One example from this market was Perseus Mining Limited, a mineral exploration company. The fund’s Perseus Mining Limited holdings returned about -73%.

Beyond Australian stocks, Canadian stocks represented an average weight of approximately 19% of the fund, and returned roughly 3% in U.S. dollar terms. One example from this market was Athabasca Oil Corp, which develops oil sands in Alberta, Canada. Shares of Athabasca Oil Corp lost nearly half their value over the 12 months, returning -48%.

As of 08/31/13:

 Statistics

Number of Holdings	1,295
Weighted Average Market Cap ($ x 1,000,000)	$2,124
Price/Earnings Ratio (P/E)	15.0
Price/Book Ratio (P/B)	1.1
Portfolio Turnover Rate[1]	20%

 Sector Weightings % of Investments

Industrials	20.5%
Financials	18.6%
Consumer Discretionary	18.1%
Materials	10.7%
Energy	8.8%
Information Technology	8.2%
Health Care	5.9%
Consumer Staples	5.2%
Utilities	2.4%
Telecommunication Services	1.2%
Other	0.4%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Tourmaline Oil Corp.	0.4%
Travis Perkins plc	0.4%
Mondi plc	0.4%
Methanex Corp.	0.4%
Onex Corp.	0.4%
Taylor Wimpey plc	0.4%
Symrise AG	0.4%
Ashtead Group plc	0.3%
Vermilion Energy, Inc.	0.3%
Gildan Activewear, Inc.	0.3%
Total	3.7%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

8 Schwab International Equity ETFs

 Schwab International Small-Cap Equity ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 14, 2010 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	3 Years	Since Inception*

Fund: Schwab International Small-Cap Equity ETFtm (1/14/10)
Market Price Return[2]	18.78%	10.05%	6.55%
NAV Return[2]	18.23%	9.96%	6.37%
FTSE Developed Small Cap ex-US Liquid Index (Net)	18.19%	9.84%	6.52%
ETF Category: Morningstar Foreign Small/Mid Blend[3]	19.72%	10.14%	6.48%

Fund Expense Ratio4: 0.20%

 Country Weightings % of Investments

United Kingdom	22.5%
Canada	17.1%
Japan	13.2%
Australia	5.5%
Germany	5.5%
Republic of Korea	4.3%
Switzerland	3.6%
Sweden	3.1%
France	3.0%
Italy	2.7%
Other Countries	19.5%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.

Investments in smaller companies typically exhibit higher volatility.

Index ownership — “FTSE®” is a trademark owned by the London Stock Exchange plc and is used by FTSE International Limited (“FTSE”) under license. FTSE does not sponsor, endorse or promote Schwab ETFs and does not accept any liability in relation to their issue, operation and trading.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab International Equity ETFs 9

Schwab Emerging Markets Equity ETF™

The Schwab Emerging Markets Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Emerging Index (the index). The index is comprised of the large and mid capitalization companies in emerging market countries, as defined by the index provider. The index defines the large and mid capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index that collectively has a similar profile to the index. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.

During the 12-month period ended August 31, 2013, the fund closely tracked the index. The fund’s market price return was -2.79% and its NAV return was -0.89% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). Most of the difference between the fund’s market price return and its NAV return occurred toward the end of the report period.* The index returned -0.59% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. Emerging market stocks generated disappointing returns, as economic growth showed signs of stabilizing in China, but remained limited or lackluster in major emerging market countries such as Brazil, Russia, and India. Inflation became a concern for some overseas economies, also weighing on the overall performance of emerging market stocks. In addition, the depreciation of foreign currencies such as the Brazilian real, Russian ruble, and Indian rupee versus the U.S. dollar reduced the returns of international investments in U.S. dollar terms.

Contributors and Detractors. Chinese stocks contributed the most to the returns generated by both the index and fund. The large average weight for this market represented part of the reason for this contribution, with Chinese stocks representing approximately 19% of the fund. The fund’s Chinese stocks returned roughly 15% in U.S. dollar terms. One example from this market was Tencent Holdings Limited, a company that provides Internet, mobile, and telecommunication services in China. The fund’s holdings of this company returned roughly 39%.

Stocks from Taiwan also provided meaningful contributions to the performances of the index and fund. Taiwanese companies represented an average weight of approximately 13% of the fund, and returned roughly 10% in U.S. dollar terms. One example from this market is Taiwan Semiconductor Manufacturing Company Ltd., which manufactures integrated circuits. The fund held American Depositary Receipts representing common stock of Taiwan Semiconductor Manufacturing Company Ltd.—a position that was twice the size of the fund’s next largest holdings in this market—that returned about 16%.

Brazilian stocks were among the biggest detractors from the returns of the index and fund. Stocks from Brazil represented an average weight of approximately 15% of the fund, and returned roughly -15% in U.S. dollar terms. One example from this market was Petroleo Brasileiro Petrobras SA, a multinational energy corporation. The fund’s holdings in the ordinary shares of this firm returned about -4%, while the fund’s holdings in an American Depositary Receipt (ADR) based on the firm’s securities returned about -32%.

Stocks from India also performed poorly, reducing the fund’s and index’s returns. This country market represented an average weight of approximately 9% of the fund, while returning about -9% in U.S. dollar terms. One example from this market was India’s Housing Development Finance Corporation Ltd., or HDFC, which provides long-term housing loans to low and middle income individuals, and to corporations. The fund’s HDFC holdings returned roughly -17%.

As of 08/31/13:

 Statistics

Number of Holdings	645
Weighted Average Market Cap ($ x 1,000,000)	$28,728
Price/Earnings Ratio (P/E)	14.1
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate[1]	15%

 Sector Weightings % of Investments

Financials	29.0%
Energy	13.8%
Information Technology	10.9%
Materials	10.3%
Consumer Staples	9.2%
Telecommunication Services	9.1%
Consumer Discretionary	6.5%
Industrials	5.6%
Utilities	3.7%
Health Care	1.7%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.6%
China Mobile Ltd.	1.9%
China Construction Bank Corp., H Shares	1.7%
Industrial & Commercial Bank of China Ltd., H Shares	1.5%
Tencent Holdings Ltd.	1.4%
Gazprom OAO ADR	1.3%
LUKOIL OAO ADR	1.2%
Bank of China Ltd., H Shares	1.1%
Naspers Ltd., N Shares	1.1%
CNOOC Ltd.	1.1%
Total	14.9%

Management views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Source of Sector Classification: S&P and MSCI.

*	As a result of differing global market hours, the market price returns and the net asset value returns of an international ETF may differ, and particularly during times of higher market volatility in overseas markets, the difference may be substantial.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab International Equity ETFs

 Schwab Emerging Markets Equity ETFtm

Performance and Fund Facts as of 08/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 14, 2010 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1

	1 Year	3 Years	Since Inception*

Fund: Schwab Emerging Markets Equity ETFtm (1/14/10)
Market Price Return[2]	-2.79%	-0.56%	-1.13%
NAV Return[2]	-0.89%	-0.07%	-0.80%
FTSE Emerging Index (Net)	-0.59%	0.17%	-0.39%
ETF Category: Morningstar Diversified Emerging Markets[3]	-0.46%	-0.95%	-1.38%

Fund Expense Ratio4: 0.15%

 Country Weightings % of Investments

China	21.8%
Brazil	13.7%
Taiwan	13.6%
South Africa	9.3%
India	8.0%
Russia	7.1%
Mexico	5.6%
Malaysia	4.9%
Thailand	2.8%
Indonesia	2.8%
Other Countries	10.4%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Since ETFs are baskets of securities that trade on a stock exchange, ETF performance must be shown based on both a market price and NAV basis.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.

International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.

Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.

Index ownership — “FTSE®” is a trademark owned by the London Stock Exchange plc and is used by FTSE International Limited (“FTSE”) under license. FTSE does not sponsor, endorse or promote Schwab ETFs and does not accept any liability in relation to their issue, operation and trading.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab International Equity ETFs 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2013 and held through August 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any redemption fees or brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/13	at 8/31/13	3/1/13–8/31/13

Schwab International Equity ETFtm
Actual Return	0.09%	$1,000.00	$1,026.50	$0.46
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab International Small-Cap Equity ETFtm
Actual Return	0.20%	$1,000.00	$1,029.10	$1.02
Hypothetical 5% Return	0.20%	$1,000.00	$1,024.20	$1.02

Schwab Emerging Markets Equity ETFtm
Actual Return	0.15%	$1,000.00	$888.10	$0.71
Hypothetical 5% Return	0.15%	$1,000.00	$1,024.45	$0.77

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

12 Schwab International Equity ETFs

Schwab International Equity ETF™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	10/30/09[1]–
	8/31/13	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	24.96	25.99	23.82	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.66	0.76	0.68	0.38
Net realized and unrealized gains (losses)	3.42	(1.04)	1.96 [2]	(1.52)

Total from investment operations	4.08	(0.28)	2.64	(1.14)
Less distributions:
Distributions from net investment income	(0.72)	(0.75)	(0.47)	(0.04)

Net asset value at end of period	28.32	24.96	25.99	23.82

Total return (%)	16.55	(0.75)	11.04	(4.57)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.13	0.13	0.14	[4,5]
Gross operating expenses	0.09	0.13	0.13	0.14	[4,5]
Net investment income (loss)	3.03	3.40	3.10	2.94	[4]
Portfolio turnover rate[6]	9	8	6	6	[3]
Net assets, end of period ($ x 1,000)	1,464,105	768,666	634,208	285,869

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 13

 Schwab International Equity ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

		Cost	Value
Holdings by Category		($)	($)

98.9%	Common Stock	1,359,988,894	1,448,397,192
0.2%	Other Investment Companies	3,002,028	2,931,925
0.5%	Preferred Stock	5,345,884	6,953,128
0.0%	Rights	—	44

99.6%	Total Investments	1,368,336,806	1,458,282,289
0.1%	Collateral Invested for Securities on Loan	2,005,746	2,005,746
0.3%	Other Assets and Liabilities, Net		3,816,721

100.0%	Net Assets		1,464,104,756

	Number	Value
Security	of Shares	($)

Common Stock 98.9% of net assets

Australia 7.1%

Banks 2.4%
Australia & New Zealand Banking Group Ltd.	284,867	7,532,848
Bank of Queensland Ltd.	28,435	243,126
Bendigo & Adelaide Bank Ltd.	48,598	437,599
Commonwealth Bank of Australia	163,673	10,618,273
National Australia Bank Ltd.	235,752	6,813,605
Westpac Banking Corp.	328,914	9,195,610

		34,841,061

Capital Goods 0.1%
CSR Ltd.	122,012	244,507
GWA Group Ltd.	90,475	228,852
Leighton Holdings Ltd.	12,408	192,291

		665,650

Commercial & Professional Services 0.1%
ALS Ltd.	26,522	217,321
Brambles Ltd.	189,358	1,484,134
Downer EDI Ltd.	71,863	266,260

		1,967,715

Consumer Services 0.1%
Aristocrat Leisure Ltd.	31,537	126,960
Crown Ltd.	70,312	914,927
Flight Centre Ltd.	7,238	302,986
TABCORP Holdings Ltd.	41,238	118,266
Tatts Group Ltd.	140,107	400,564

		1,863,703

Diversified Financials 0.2%
ASX Ltd.	25,688	811,061
Challenger Ltd.	48,598	225,076
IOOF Holdings Ltd.	43,945	332,687
Macquarie Group Ltd.	36,190	1,413,722
Perpetual Ltd.	2,585	88,524

		2,871,070

Energy 0.5%
Caltex Australia Ltd.	6,204	104,489
Energy Resources of Australia Ltd. *	100,815	123,013
New Hope Corp., Ltd.	41,360	158,400
Oil Search Ltd.	160,787	1,202,921
Origin Energy Ltd.	119,573	1,411,094
Santos Ltd.	93,060	1,236,627
Whitehaven Coal Ltd.	92,967	164,360
Woodside Petroleum Ltd.	63,074	2,144,832
WorleyParsons Ltd.	27,401	537,147

		7,082,883

Food & Staples Retailing 0.6%
Metcash Ltd.	108,053	312,772
Wesfarmers Ltd.	96,679	3,501,115
Wesfarmers Ltd., Price Protected Shares	22,231	811,999
Woolworths Ltd.	117,359	3,728,433

		8,354,319

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	62,040	678,543
Treasury Wine Estates Ltd.	88,560	375,449

		1,053,992

Health Care Equipment & Services 0.1%
Ansell Ltd.	10,340	178,845
Cochlear Ltd.	5,170	264,077
Ramsay Health Care Ltd.	15,510	515,952
Sonic Healthcare Ltd.	49,115	675,849

		1,634,723

Insurance 0.4%
AMP Ltd.	294,735	1,244,277
Insurance Australia Group Ltd.	265,738	1,377,474
QBE Insurance Group Ltd.	99,781	1,350,823
Suncorp Group Ltd.	131,459	1,443,644

		5,416,218

Materials 1.4%
Adelaide Brighton Ltd.	58,421	174,309
Alumina Ltd. *	263,670	237,186
Amcor Ltd.	192,841	1,791,392
Arrium Ltd.	172,828	173,170
BHP Billiton Ltd.	312,418	9,947,615
BlueScope Steel Ltd. *	62,557	278,582
Boral Ltd.	77,108	288,440
DuluxGroup Ltd.	35,673	143,610
Fortescue Metals Group Ltd.	236,269	911,174
Gunns Ltd. *(b)(c)	346,320	—
Iluka Resources Ltd.	62,557	598,951
Incitec Pivot Ltd.	200,596	462,731
James Hardie Industries plc CDI	25,403	221,953
Newcrest Mining Ltd.	71,346	842,597
Nufarm Ltd.	26,367	110,374

14 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Orica Ltd.	35,673	595,728
Rio Tinto Ltd.	54,097	2,808,980
Sims Metal Management Ltd.	15,013	125,958

		19,712,750

Media 0.0%
Fairfax Media Ltd.	291,851	139,066
Seven West Media Ltd.	67,727	141,755

		280,821

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	57,387	3,475,085

Real Estate 0.5%
CFS Retail Property Trust Group	307,098	552,504
Commonwealth Property Office Fund	565,622	579,337
Dexus Property Group	637,461	584,787
Goodman Group	93,239	384,490
GPT Group	219,797	694,955
Lend Lease Group	72,938	622,338
Mirvac Group	334,499	490,081
Stockland	302,445	1,004,759
Westfield Group	229,548	2,265,271
Westfield Retail Trust	265,738	691,104

		7,869,626

Retailing 0.0%
Harvey Norman Holdings Ltd.	69,795	187,110

Software & Services 0.0%
Computershare Ltd.	66,176	568,768

Telecommunication Services 0.1%
Telstra Corp., Ltd.	380,512	1,660,624

Transportation 0.2%
Asciano Ltd.	104,434	518,089
Aurizon Holdings Ltd.	115,808	469,307
Macquarie Atlas Roads Group	96,162	200,413
Qantas Airways Ltd. *	76,516	93,364
Sydney Airport	23,650	79,621
Toll Holdings Ltd.	28,435	138,278
Transurban Group	230,582	1,386,232

		2,885,304

Utilities 0.1%
AGL Energy Ltd.	75,999	1,066,094
APA Group	36,707	195,831
Envestra Ltd.	159,236	160,970
SP Ausnet	118,910	122,323

		1,545,218

		103,936,640

Austria 0.3%

Banks 0.1%
Erste Group Bank AG	30,366	971,185
Raiffeisen Bank International AG	5,687	194,671

		1,165,856

Capital Goods 0.0%
Andritz AG	4,948	272,069
Strabag SE	5,687	121,819

		393,888

Energy 0.1%
OMV AG	18,612	857,244

Insurance 0.0%
Vienna Insurance Group AG	4,653	236,092

Materials 0.1%
Voestalpine AG	19,129	816,611

Real Estate 0.0%
Immofinanz AG *	95,184	374,521

Telecommunication Services 0.0%
Telekom Austria AG	12,118	86,925

		3,931,137

Belgium 1.0%

Banks 0.1%
KBC GROEP N.V.	30,233	1,326,715

Diversified Financials 0.1%
Groupe Bruxelles Lambert S.A.	9,306	739,935

Food & Staples Retailing 0.1%
Colruyt S.A.	10,340	571,006
Delhaize Group	2,585	164,549

		735,555

Food, Beverage & Tobacco 0.4%
Anheuser-Busch InBev N.V.	79,861	7,411,347

Insurance 0.1%
Ageas	29,136	1,144,110

Materials 0.1%
Solvay S.A.	3,619	502,970
Umicore S.A.	11,374	525,072

		1,028,042

Media 0.0%
Telenet Group Holding N.V.	7,755	373,086

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	14,993	869,870

Telecommunication Services 0.0%
Belgacom S.A.	20,163	481,223

		14,109,883

Canada 8.1%

Automobiles & Components 0.1%
Magna International, Inc.	25,611	1,965,557

Banks 2.3%
Bank of Montreal	58,236	3,649,618
Bank of Nova Scotia	117,409	6,510,974
Canadian Imperial Bank of Commerce	51,700	4,031,512
National Bank of Canada	10,857	839,722
Royal Bank of Canada	155,100	9,542,127
The Toronto-Dominion Bank	103,400	8,784,442

		33,358,395

Capital Goods 0.1%
Bombardier, Inc., B Shares	206,800	939,020
Finning International, Inc.	26,000	515,613
SNC-Lavalin Group, Inc.	6,209	232,903

		1,687,536

See financial notes 15

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Services 0.0%
Tim Hortons, Inc.	11,424	623,777

Diversified Financials 0.1%
CI Financial Corp.	23,360	709,724
IGM Financial, Inc.	14,484	648,890

		1,358,614

Energy 2.0%
ARC Resources Ltd.	16,544	395,525
Cameco Corp.	29,514	560,959
Canadian Natural Resources Ltd.	111,748	3,404,665
Canadian Oil Sands Ltd.	51,700	990,480
Cenovus Energy, Inc.	71,076	2,033,438
Crescent Point Energy Corp.	40,713	1,482,788
Enbridge, Inc.	103,400	4,233,431
EnCana Corp.	79,384	1,353,795
Husky Energy, Inc.	51,700	1,459,499
Imperial Oil Ltd.	51,700	2,155,433
MEG Energy Corp. *	7,765	250,933
Pacific Rubiales Energy Corp.	23,300	440,202
Pembina Pipeline Corp.	14,526	450,004
Penn West Petroleum Ltd.	51,700	582,231
Suncor Energy, Inc.	144,079	4,848,616
Talisman Energy, Inc.	103,400	1,102,711
TransCanada Corp.	73,576	3,202,080

		28,946,790

Food & Staples Retailing 0.2%
Alimentation Couche-Tard, Inc., B Shares	7,920	456,025
George Weston Ltd.	4,224	333,307
Loblaw Cos. Ltd.	7,860	335,069
Metro, Inc.	8,864	566,678
Shoppers Drug Mart Corp.	25,672	1,434,361

		3,125,440

Food, Beverage & Tobacco 0.1%
Saputo, Inc.	16,168	716,670

Health Care Equipment & Services 0.1%
Catamaran Corp. *	19,144	1,046,759

Insurance 0.6%
Fairfax Financial Holdings Ltd.	186	76,306
Great-West Lifeco, Inc.	51,700	1,458,029
Intact Financial Corp.	3,268	188,880
Manulife Financial Corp.	184,601	3,022,144
Power Corp. of Canada	51,700	1,415,881
Power Financial Corp.	51,700	1,553,598
Sun Life Financial, Inc.	51,700	1,573,691

		9,288,529

Materials 1.1%
Agnico Eagle Mines Ltd.	20,192	607,732
Agrium, Inc.	13,728	1,172,521
Barrick Gold Corp.	103,400	1,971,158
Eldorado Gold Corp.	77,550	659,421
First Quantum Minerals Ltd.	60,564	1,004,137
Franco-Nevada Corp.	20,680	940,000
Goldcorp, Inc.	79,865	2,354,537
IAMGOLD Corp.	28,188	168,877
Kinross Gold Corp.	104,966	578,114
Potash Corp. of Saskatchewan, Inc.	88,160	2,603,265
Silver Wheaton Corp.	35,732	943,008
Teck Resources Ltd., Class B	56,644	1,424,020
Turquoise Hill Resources Ltd. *	83,754	435,086
Yamana Gold, Inc.	80,140	914,670

		15,776,546

Media 0.2%
Shaw Communications, Inc., B Shares	51,700	1,243,858
Thomson Reuters Corp.	51,700	1,691,804

		2,935,662

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Valeant Pharmaceuticals International, Inc. *	26,889	2,640,725

Real Estate 0.2%
Brookfield Asset Management, Inc., Class A	51,700	1,785,412
Brookfield Office Properties, Inc.	51,120	816,544

		2,601,956

Retailing 0.0%
Canadian Tire Corp. Ltd., Class A	6,008	507,397

Software & Services 0.1%
CGI Group, Inc., Class A *	33,720	1,117,181

Technology Hardware & Equipment 0.0%
Blackberry Ltd. *	54,594	550,650

Telecommunication Services 0.2%
BCE, Inc.	51,700	2,116,715
Rogers Communications, Inc., B Shares	30,658	1,208,708

		3,325,423

Transportation 0.4%
Canadian National Railway Co.	41,377	3,874,510
Canadian Pacific Railway Ltd.	17,334	2,035,418

		5,909,928

Utilities 0.1%
Canadian Utilities Ltd., Class A	18,808	609,223
Fortis, Inc.	24,601	707,783
TransAlta Corp.	27,401	351,701

		1,668,707

		119,152,242

Denmark 1.0%

Banks 0.1%
Danske Bank A/S *	105,985	2,116,946

Capital Goods 0.0%
FLSmidth & Co. A/S	7,238	393,799
Rockwool International A/S, B Shares	1,551	243,999

		637,798

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, B Shares	13,959	1,350,907

Health Care Equipment & Services 0.1%
Coloplast A/S Class B	15,510	840,290
William Demant Holding A/S *	3,102	265,384

		1,105,674

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Novo Nordisk A/S, B Shares	41,295	6,883,291

16 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Novozymes A/S, B Shares	29,986	1,090,284

		7,973,575

Telecommunication Services 0.0%
TDC A/S	39,672	323,205

Transportation 0.1%
AP Moller - Maersk A/S, A Shares	50	401,955
AP Moller - Maersk A/S, B Shares	70	593,917
DSV A/S	25,333	663,176

		1,659,048

		15,167,153

Finland 0.7%

Automobiles & Components 0.0%
Nokian Renkaat Oyj	14,476	674,763

Capital Goods 0.2%
Kone Oyj, B Shares	21,324	1,740,494
Metso Oyj	4,698	180,330
Wartsila Oyj Abp	24,816	1,156,082

		3,076,906

Energy 0.0%
Neste Oil Oyj	7,830	143,512

Food & Staples Retailing 0.0%
Kesko Oyj, B Shares	6,204	186,681

Insurance 0.2%
Sampo Oyj, A Shares	51,610	2,144,349

Materials 0.1%
Stora Enso Oyj, R Shares	79,618	613,633
UPM-Kymmene Oyj	61,523	741,070

		1,354,703

Technology Hardware & Equipment 0.1%
Nokia Oyj *	387,009	1,493,167

Utilities 0.1%
Fortum Oyj	47,564	944,532

		10,018,613

France 8.0%

Automobiles & Components 0.2%
Compagnie Generale des Etablissements Michelin, B Shares	16,139	1,540,524
Peugeot S.A. *	16,027	227,182
Renault S.A.	17,578	1,253,485
Valeo S.A.	8,272	621,398

		3,642,589

Banks 0.8%
BNP Paribas S.A.	107,536	6,723,304
Credit Agricole S.A. *	112,189	1,130,943
Natixis	35,156	151,123
Societe Generale	72,897	3,183,080

		11,188,450

Capital Goods 1.2%
Alstom S.A.	25,850	907,535
Bouygues S.A.	13,959	435,586
Compagnie de Saint-Gobain	38,775	1,806,889
Eiffage S.A.	2,068	109,429
European Aeronautic Defence & Space Co., N.V.	51,190	2,943,300
Legrand S.A.	19,688	996,238
Rexel S.A.	10,857	249,099
Safran S.A.	21,197	1,174,335
Schneider Electric S.A.	54,808	4,184,424
Thales S.A.	7,755	381,216
Vallourec S.A.	12,408	742,634
Vinci S.A.	46,013	2,370,484
Zodiac Aerospace	4,136	597,456

		16,898,625

Commercial & Professional Services 0.1%
Bureau Veritas S.A.	31,020	935,042
Edenred	20,680	617,908
Societe BIC S.A.	4,364	500,515

		2,053,465

Consumer Durables & Apparel 0.6%
Christian Dior S.A.	6,204	1,060,614
Hermes International	1,034	345,903
Kering	10,340	2,330,107
LVMH Moet Hennessy Louis Vuitton S.A.	26,367	4,608,436

		8,345,060

Consumer Services 0.1%
Accor S.A.	23,265	877,522
Sodexo	11,374	1,001,401

		1,878,923

Diversified Financials 0.0%
Eurazeo S.A.	4,600	284,626
Wendel	3,619	439,646

		724,272

Energy 0.9%
CGG *	20,873	494,316
Technip S.A.	11,374	1,319,803
Total S.A.	207,034	11,442,588

		13,256,707

Food & Staples Retailing 0.2%
Carrefour S.A.	64,108	2,002,160
Casino Guichard Perrachon S.A.	6,721	634,630

		2,636,790

Food, Beverage & Tobacco 0.5%
Danone S.A.	62,557	4,647,355
Pernod-Ricard S.A.	25,333	2,934,216

		7,581,571

Health Care Equipment & Services 0.2%
bioMerieux	2,068	206,478
Essilor International S.A.	22,360	2,408,540

		2,615,018

Household & Personal Products 0.3%
L’Oreal S.A.	26,884	4,475,467

Insurance 0.3%
AXA S.A.	176,297	3,832,190
CNP Assurances	13,442	237,155
SCOR SE	14,476	451,910

		4,521,255

See financial notes 17

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.4%
Air Liquide S.A.	31,020	4,070,255
Arkema S.A.	5,170	521,309
Eramet	1,551	143,140
Imerys S.A.	3,619	235,141
Lafarge S.A.	20,163	1,228,316

		6,198,161

Media 0.2%
Eutelsat Communications	12,925	385,851
JC Decaux S.A.	5,687	190,097
Lagardere S.C.A.	13,442	408,287
Publicis Groupe	13,959	1,036,645
SES	34,639	1,015,355
Societe Television Francaise 1	16,544	220,003

		3,256,238

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Sanofi	118,393	11,347,856

Real Estate 0.1%
Fonciere Des Regions	3,619	279,211
Gecina S.A.	2,585	306,806
Klepierre	9,306	368,249

		954,266

Retailing 0.0%
Groupe Fnac *	1,285	28,907

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	87,695	698,665

Software & Services 0.1%
AtoS	6,721	498,062
Cap Gemini S.A.	14,993	819,259
Dassault Systemes S.A.	5,170	658,879

		1,976,200

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	302,445	776,870

Telecommunication Services 0.4%
Iliad S.A.	2,068	494,926
Orange	194,909	1,972,786
Vivendi	136,648	2,764,925

		5,232,637

Transportation 0.1%
Aeroports de Paris	4,136	402,758
Bollore S.A.	1,034	454,773
Groupe Eurotunnel S.A. - Reg’d	43,945	325,772

		1,183,303

Utilities 0.4%
Electricite de France S.A.	30,503	852,691
GDF Suez	134,937	2,918,018
Suez Environnement Co.	39,292	584,163
Veolia Environnement	50,149	770,704

		5,125,576

		116,596,871

Germany 6.9%

Automobiles & Components 0.8%
Bayerische Motoren Werke AG	30,503	2,867,374
Continental AG	8,789	1,323,484
Daimler AG - Reg’d	107,645	7,369,562
Volkswagen AG	2,585	573,323

		12,133,743

Banks 0.1%
Commerzbank AG *	94,006	1,090,320

Capital Goods 0.8%
Brenntag AG	1,034	156,795
GEA Group AG	22,231	896,709
Hochtief AG	6,721	475,729
MAN SE	13,442	1,534,243
Osram Licht AG *	7,742	309,219
Siemens AG - Reg’d	83,905	8,860,929

		12,233,624

Commercial & Professional Services 0.0%
Bilfinger SE	3,619	334,136

Consumer Durables & Apparel 0.2%
Adidas AG	24,816	2,617,791
Puma SE	1,034	293,206

		2,910,997

Diversified Financials 0.4%
Deutsche Bank AG - Reg’d	103,725	4,480,645
Deutsche Boerse AG	23,265	1,627,427

		6,108,072

Food & Staples Retailing 0.1%
Metro AG	20,680	757,523

Food, Beverage & Tobacco 0.0%
Suedzucker AG	6,204	199,729

Health Care Equipment & Services 0.2%
Celesio AG	8,789	182,761
Fresenius Medical Care AG & Co. KGaA	24,299	1,575,920
Fresenius SE & Co. KGaA	14,476	1,737,777

		3,496,458

Household & Personal Products 0.1%
Beiersdorf AG	8,272	711,166
Henkel AG & Co. KGaA	14,993	1,216,039

		1,927,205

Insurance 0.8%
Allianz SE - Reg’d	46,530	6,650,824
Hannover Rueck SE	6,721	467,841
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	21,197	3,854,356

		10,973,021

Materials 1.1%
BASF SE	96,679	8,430,315
Fuchs Petrolub SE	2,585	176,224
HeidelbergCement AG	21,714	1,504,616
K+S AG	20,688	500,983
Lanxess AG	8,272	531,902
Linde AG	16,554	3,175,990
Salzgitter AG	5,170	195,993
ThyssenKrupp AG *	41,360	867,416
Wacker Chemie AG	2,068	202,524

		15,585,963

Media 0.1%
Axel Springer AG	6,204	309,227

18 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kabel Deutschland Holding AG	7,755	878,391

		1,187,618

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Bayer AG - Reg’d	89,441	9,911,419
Merck KGaA	6,721	1,018,723
QIAGEN N.V. *	24,299	487,018

		11,417,160

Retailing 0.0%
Fielmann AG	1,551	157,476

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	120,461	1,089,642

Software & Services 0.5%
SAP AG	92,757	6,840,765
Software AG	3,619	110,496
United Internet AG - Reg’d	10,065	346,922

		7,298,183

Telecommunication Services 0.3%
Deutsche Telekom AG - Reg’d	294,396	3,762,343
Telefonica Deutschland Holding AG	20,358	141,925

		3,904,268

Transportation 0.2%
Deutsche Lufthansa AG - Reg’d *	23,265	414,296
Deutsche Post AG - Reg’d	90,992	2,622,808
Fraport AG	4,653	299,655

		3,336,759

Utilities 0.3%
E.ON SE	175,009	2,764,587
RWE AG	51,183	1,403,453

		4,168,040

		100,309,937

Greece 0.0%

Telecommunication Services 0.0%
Hellenic Telecommunications Organization S.A. *	38,631	348,422

Hong Kong 3.2%

Automobiles & Components 0.0%
Xinyi Glass Holdings Ltd. (a)	456,000	426,339

Banks 0.3%
Bank of East Asia Ltd.	156,000	603,528
BOC Hong Kong Holdings Ltd.	517,000	1,630,126
Hang Seng Bank Ltd.	103,400	1,606,791

		3,840,445

Capital Goods 0.4%
Hopewell Holdings Ltd.	258,500	820,064
Hutchison Whampoa Ltd.	218,000	2,527,365
Jardine Matheson Holdings Ltd.	24,600	1,306,752
Jardine Strategic Holdings Ltd.	20,000	649,000
Johnson Electric Holdings Ltd.	531,000	348,549
Shun Tak Holdings Ltd.	178,000	92,278

		5,744,008

Consumer Durables & Apparel 0.2%
Li & Fung Ltd.	694,000	1,020,272
Prada S.p.A.	31,200	307,397
Samsonite International S.A.	156,600	405,919
Techtronic Industries Co., Ltd.	258,500	634,716
Yue Yuen Industrial Holdings Ltd.	40,000	123,285

		2,491,589

Consumer Services 0.3%
China Travel International Investment Hong Kong Ltd.	1,034,000	194,682
Galaxy Entertainment Group Ltd. *	157,000	955,638
Melco International Development Ltd.	81,000	184,680
Sands China Ltd.	255,900	1,471,827
Shangri-La Asia Ltd.	250,000	384,943
SJM Holdings Ltd.	149,000	381,992
Wynn Macau Ltd.	80,000	241,927

		3,815,689

Diversified Financials 0.1%
Hong Kong Exchanges & Clearing Ltd.	130,100	1,996,531

Energy 0.0%
Brightoil Petroleum Holdings Ltd. *(a)	1,338,000	226,037

Food & Staples Retailing 0.0%
Sun Art Retail Group Ltd.	258,500	352,027

Food, Beverage & Tobacco 0.1%
China Mengniu Dairy Co., Ltd.	74,000	313,009
Tingyi Cayman Islands Holding Corp.	178,000	440,731
Want Want China Holdings Ltd.	736,000	1,091,509

		1,845,249

Insurance 0.4%
AIA Group Ltd.	1,265,000	5,554,685

Materials 0.0%
Huabao International Holdings Ltd. (a)	175,000	77,859
Shougang Fushan Resources Group Ltd. (a)	1,034,000	346,694
United Co. RUSAL plc *(a)	389,000	113,373

		537,926

Media 0.0%
Television Broadcasts Ltd.	24,000	157,227

Real Estate 0.8%
Cheung Kong (Holdings) Ltd.	159,000	2,269,847
Hang Lung Group Ltd.	50,000	245,345
Hang Lung Properties Ltd.	175,000	547,270
Henderson Land Development Co., Ltd.	77,000	451,808
Hongkong Land Holdings Ltd.	134,000	865,640
Hutchison Harbour Ring Ltd.	1,232,000	95,327
Hysan Development Co., Ltd.	31,000	134,723
Kerry Properties Ltd.	65,500	265,230
Lifestyle Properties Development Ltd. *(b)	12,925	467
New World Development Co., Ltd.	517,000	725,389
Sino Land Co., Ltd.	225,000	302,344
Sun Hung Kai Properties Ltd.	170,000	2,205,458
Swire Pacific Ltd., Class A	72,000	825,441
Swire Properties Ltd.	206,800	578,711
The Link REIT	258,500	1,185,092

See financial notes 19

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Wharf Holdings Ltd.	129,000	1,060,527
Wheelock & Co., Ltd.	120,000	612,813

		12,371,432

Retailing 0.1%
Esprit Holdings Ltd.	168,100	287,017
Lifestyle International Holdings Ltd.	258,500	556,710

		843,727

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd.	51,700	532,708
Semiconductor Manufacturing International Corp. *	2,088,000	148,096

		680,804

Technology Hardware & Equipment 0.1%
AAC Technologies Holdings, Inc.	68,000	310,430
VTech Holdings Ltd.	38,900	571,882

		882,312

Telecommunication Services 0.0%
PCCW Ltd.	517,000	232,685

Transportation 0.1%
Cathay Pacific Airways Ltd.	62,000	106,340
Hopewell Highway Infrastructure Ltd.	775,500	370,028
MTR Corp., Ltd.	150,000	565,808

		1,042,176

Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	72,000	486,536
CLP Holdings Ltd.	124,500	995,435
Hong Kong & China Gas Co., Ltd.	566,300	1,308,689
Power Assets Holdings Ltd.	142,500	1,228,480

		4,019,140

		47,060,028

Ireland 0.2%

Banks 0.0%
Bank of Ireland *	2,834,715	826,066

Food, Beverage & Tobacco 0.1%
Kerry Group plc, A Shares	16,027	1,008,688

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Elan Corp. plc *	72,380	1,092,314

Transportation 0.0%
Ryanair Holdings plc	11,021	96,000

		3,023,068

Israel 0.4%

Banks 0.1%
Bank Hapoalim B.M.	117,876	548,435
Bank Leumi Le-Israel *	100,815	331,935
First International Bank of Israel Ltd.	13,959	205,219
Israel Discount Bank Ltd., A Shares *	94,617	149,224
Mizrahi Tefahot Bank Ltd.	11,374	122,377

		1,357,190

Energy 0.0%
Delek Group Ltd.	517	144,353

Food, Beverage & Tobacco 0.0%
Osem Investments Ltd.	6,721	138,534

Materials 0.0%
Israel Chemicals Ltd.	52,734	367,373
The Israel Corp., Ltd. *	196	83,389

		450,762

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Teva Pharmaceutical Industries Ltd.	97,863	3,782,171

Real Estate 0.0%
Azrieli Group	4,136	122,801
Gazit-Globe Ltd.	7,755	94,137

		216,938

Software & Services 0.0%
NICE Systems Ltd.	5,170	195,520

Telecommunication Services 0.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	191,290	313,061

		6,598,529

Italy 1.9%

Automobiles & Components 0.1%
Fiat S.p.A. *	70,342	529,620
Pirelli & C. S.p.A.	47,047	553,983

		1,083,603

Banks 0.4%
Banca Monte dei Paschi di Siena S.p.A. *	517,000	149,023
Banco Popolare Societa Cooperativa *	155,100	220,058
Intesa Sanpaolo S.p.A.	1,255,276	2,457,983
UniCredit S.p.A.	449,993	2,538,398
Unione di Banche Italiane S.c.p.A.	72,897	350,845

		5,716,307

Capital Goods 0.1%
Fiat Industrial S.p.A.	91,509	1,093,817
Finmeccanica S.p.A. *	26,100	133,188
Prysmian S.p.A.	14,131	313,037

		1,540,042

Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	13,959	726,130

Consumer Services 0.0%
Autogrill S.p.A. *	23,782	374,426

Diversified Financials 0.1%
EXOR S.p.A.	14,476	493,236
Mediobanca S.p.A.	60,489	375,354

		868,590

Energy 0.5%
Eni S.p.A.	259,534	5,913,589
Saipem S.p.A.	31,020	688,806
Tenaris S.A.	47,564	1,048,016

		7,650,411

Food, Beverage & Tobacco 0.0%
Parmalat S.p.A.	121,495	392,178

20 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Insurance 0.2%
Assicurazioni Generali S.p.A.	127,182	2,431,682

Materials 0.0%
Buzzi Unicem S.p.A.	8,272	111,038

Media 0.0%
Mediaset S.p.A. *	85,822	351,264

Telecommunication Services 0.1%
Telecom Italia S.p.A.	1,039,170	725,547
Telecom Italia S.p.A. - RSP	670,032	371,425

		1,096,972

Transportation 0.1%
Atlantia S.p.A.	52,371	943,310

Utilities 0.3%
Enel Green Power S.p.A.	52,217	109,959
Enel S.p.A.	789,976	2,606,239
Snam S.p.A.	176,297	822,927
Terna-Rete Elettrica Nazionale S.p.A.	161,821	689,635

		4,228,760

		27,514,713

Japan 19.8%

Automobiles & Components 2.8%
Aisin Seiki Co., Ltd.	25,900	999,149
Bridgestone Corp.	62,700	2,064,118
Daihatsu Motor Co., Ltd.	11,000	206,625
Denso Corp.	51,700	2,371,197
Fuji Heavy Industries Ltd.	71,000	1,728,777
Honda Motor Co., Ltd.	196,000	7,081,690
Isuzu Motors Ltd.	96,000	588,045
Koito Manufacturing Co., Ltd.	7,000	124,069
Mazda Motor Corp. *	224,000	901,799
Mitsubishi Motors Corp. *	103,400	1,090,751
NGK Spark Plug Co., Ltd.	14,000	271,538
NHK Spring Co., Ltd.	5,000	53,254
Nissan Motor Co., Ltd.	258,500	2,574,066
Nok Corp.	51,700	758,256
Stanley Electric Co., Ltd.	9,700	186,951
Sumitomo Rubber Industries Ltd.	51,700	729,802
Suzuki Motor Corp.	51,700	1,112,882
The Yokohama Rubber Co., Ltd.	18,000	159,058
Toyoda Gosei Co., Ltd.	4,700	114,057
Toyota Industries Corp.	11,300	459,532
Toyota Motor Corp.	278,670	16,871,017
Yamaha Motor Co., Ltd.	51,700	672,893

		41,119,526

Banks 2.2%
Aozora Bank Ltd.	297,000	856,658
Fukuoka Financial Group, Inc.	107,000	458,034
Hokuhoku Financial Group, Inc.	517,000	964,287
Mitsubishi UFJ Financial Group, Inc.	1,507,800	8,851,784
Mizuho Financial Group, Inc.	2,585,000	5,269,327
North Pacific Bank Ltd.	103,400	404,684
Resona Holdings, Inc.	258,500	1,235,657
Senshu Ikeda Holdings, Inc.	70,180	340,475
Seven Bank Ltd.	51,700	169,672
Shinsei Bank Ltd.	517,000	1,022,249
Sumitomo Mitsui Financial Group, Inc.	144,600	6,410,946
Sumitomo Mitsui Trust Holdings, Inc.	374,000	1,631,473
Suruga Bank Ltd.	15,000	236,508
The 77 Bank Ltd.	28,000	126,709
The Awa Bank Ltd.	44,000	221,088
The Bank of Kyoto Ltd.	23,000	189,410
The Bank of Yokohama Ltd.	162,000	853,631
The Chiba Bank Ltd.	45,000	308,668
The Chugoku Bank Ltd.	10,000	134,434
The Gunma Bank Ltd.	29,000	156,653
The Hachijuni Bank Ltd.	31,000	175,040
The Hiroshima Bank Ltd.	38,000	152,596
The Iyo Bank Ltd.	19,000	190,552
The Joyo Bank Ltd.	37,000	191,571
The Juroku Bank Ltd.	47,000	171,014
The Shizuoka Bank Ltd.	60,000	637,212
Yamaguchi Financial Group, Inc.	16,000	149,376

		31,509,708

Capital Goods 2.9%
Amada Co., Ltd.	21,000	155,817
Asahi Glass Co., Ltd.	56,000	328,757
COMSYS Holdings Corp.	51,700	642,858
Daikin Industries Ltd.	51,700	2,497,661
Ebara Corp.	31,000	165,561
FANUC Corp.	19,690	3,012,250
Furukawa Electric Co., Ltd.	46,000	92,830
GS Yuasa Corp.	19,000	93,920
Hino Motors Ltd.	14,000	183,642
Hitachi Construction Machinery Co., Ltd.	5,500	108,358
IHI Corp.	277,000	1,123,641
ITOCHU Corp.	151,700	1,722,405
JGC Corp.	13,000	445,854
JTEKT Corp.	51,700	678,162
Kajima Corp.	39,000	139,520
Kawasaki Heavy Industries Ltd.	302,000	1,058,839
Keihan Electric Railway Co., Ltd.	80,000	322,886
Komatsu Ltd.	103,900	2,282,062
Kubota Corp.	147,000	2,001,651
LIXIL Group Corp.	51,700	1,048,069
Makita Corp.	20,400	1,083,259
Marubeni Corp.	103,000	751,649
MISUMI Group, Inc.	5,000	123,070
Mitsubishi Corp.	155,100	2,911,830
Mitsubishi Electric Corp.	178,000	1,779,728
Mitsubishi Heavy Industries Ltd.	517,000	2,840,167
Mitsui & Co., Ltd.	155,100	2,164,113
Nabtesco Corp.	4,900	105,376
NGK Insulators Ltd.	19,000	264,914
Nidec Corp.	14,900	1,116,190
NSK Ltd.	28,000	262,834
NTN Corp. *	32,000	118,718
Obayashi Corp.	41,000	234,011
Shimizu Corp.	37,000	162,911
SMC Corp.	4,000	840,646
Sojitz Corp.	258,500	463,701
Sumitomo Corp.	155,100	1,969,674
Sumitomo Electric Industries Ltd.	103,400	1,396,372
Sumitomo Heavy Industries Ltd.	25,000	113,387
Taisei Corp.	60,000	246,445

See financial notes 21

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Japan Steel Works Ltd.	26,000	133,558
THK Co., Ltd.	51,700	1,008,022
Toshiba Corp.	433,000	1,725,557
TOTO Ltd.	17,000	211,211
Toyota Tsusho Corp.	51,700	1,192,449
Ushio, Inc.	51,700	580,680

		41,905,215

Commercial & Professional Services 0.2%
Dai Nippon Printing Co., Ltd.	31,000	301,422
Secom Co., Ltd.	34,700	1,991,143
Toppan Printing Co., Ltd.	33,000	243,174

		2,535,739

Consumer Durables & Apparel 0.6%
Asics Corp.	8,200	144,251
Casio Computer Co., Ltd.	12,000	103,226
Haseko Corp. *	268,500	314,707
NAMCO BANDAI Holdings, Inc.	51,700	826,231
Nikon Corp.	51,700	874,708
Panasonic Corp. *	258,500	2,355,389
Sega Sammy Holdings, Inc.	37,700	901,434
Sekisui Chemical Co., Ltd.	21,000	193,487
Sekisui House Ltd.	37,000	449,136
Sharp Corp. *	75,000	293,533
Shimano, Inc.	4,900	407,022
Sony Corp.	103,400	2,078,223
Sumitomo Forestry Co., Ltd.	51,700	493,209

		9,434,556

Consumer Services 0.1%
Benesse Holdings, Inc.	4,700	170,535
Oriental Land Co., Ltd.	7,100	1,146,970

		1,317,505

Diversified Financials 0.5%
Aiful Corp. *	10,000	82,862
Credit Saison Co., Ltd.	51,700	1,190,868
Daiwa Securities Group, Inc.	160,000	1,298,069
Mitsubishi UFJ Lease & Finance Co., Ltd.	103,400	470,024
Nomura Holdings, Inc.	386,000	2,698,833
ORIX Corp.	151,700	2,093,480
SBI Holdings, Inc.	15,200	159,258

		7,993,394

Energy 0.2%
Cosmo Oil Co., Ltd. *	125,000	258,625
Idemitsu Kosan Co., Ltd.	2,100	175,294
Inpex Corp.	235	1,067,039
JX Holdings, Inc.	247,700	1,312,786
Showa Shell Sekiyu K.K.	51,700	514,813
TonenGeneral Sekiyu K.K.	19,000	172,930

		3,501,487

Food & Staples Retailing 0.4%
Aeon Co., Ltd.	103,400	1,416,395
Lawson, Inc.	5,600	422,362
Seven & i Holdings Co., Ltd.	103,400	3,567,334

		5,406,091

Food, Beverage & Tobacco 0.8%
Ajinomoto Co., Inc.	82,000	1,053,886
Asahi Group Holdings Ltd.	51,700	1,287,823
Japan Tobacco, Inc.	121,400	4,126,474
Kagome Co., Ltd.	51,700	887,882
Kewpie Corp.	51,700	781,968
Kikkoman Corp.	11,000	188,014
Kirin Holdings Co., Ltd.	85,000	1,169,546
MEIJI Holdings Co., Ltd.	5,100	264,577
Nippon Meat Packers, Inc.	15,000	211,130
Nisshin Seifun Group, Inc.	13,500	152,316
Nissin Foods Holdings Co., Ltd.	6,000	237,273
Sapporo Holdings Ltd.	52,000	187,087
Toyo Suisan Kaisha Ltd.	7,000	211,038
Yakult Honsha Co., Ltd.	13,000	551,852
Yamazaki Baking Co., Ltd.	20,000	214,850

		11,525,716

Health Care Equipment & Services 0.3%
Alfresa Holdings Corp.	3,600	170,983
M3, Inc.	96	251,558
Medipal Holdings Corp.	14,400	161,003
Miraca Holdings, Inc.	5,200	232,666
Olympus Corp. *	42,300	1,223,537
Suzuken Co., Ltd.	4,600	142,058
Sysmex Corp.	10,000	581,970
Terumo Corp.	18,500	889,976

		3,653,751

Household & Personal Products 0.2%
Kao Corp.	51,700	1,512,297
Lion Corp.	30,000	181,624
Shiseido Co., Ltd.	51,700	822,015
Unicharm Corp.	8,600	447,026

		2,962,962

Insurance 0.5%
MS&AD Insurance Group Holdings, Inc.	51,700	1,309,428
NKSJ Holdings, Inc.	21,000	514,967
Sony Financial Holdings, Inc.	31,300	511,378
T&D Holdings, Inc.	103,400	1,260,423
The Dai-ichi Life Insurance Co., Ltd.	1,034	1,388,995
Tokio Marine Holdings, Inc.	76,900	2,378,754

		7,363,945

Materials 1.4%
Air Water, Inc.	9,000	121,174
Asahi Kasei Corp.	120,000	885,491
Daicel Corp.	19,000	164,990
Daido Steel Co., Ltd.	23,000	123,070
Denki Kagaku Kogyo K.K.	38,000	139,428
DIC Corp.	45,000	115,579
Dowa Holdings Co., Ltd.	16,000	143,505
Hitachi Chemical Co., Ltd.	51,700	855,739
JFE Holdings, Inc.	54,800	1,216,475
JSR Corp.	51,700	906,324
Kaneka Corp.	19,000	122,000
Kansai Paint Co., Ltd.	17,000	197,870
Kobe Steel Ltd. *	517,000	827,284
Kuraray Co. Ltd.	51,700	574,884
Maruichi Steel Tube Ltd.	4,600	106,614
Mitsubishi Chemical Holdings Corp.	258,500	1,222,484
Mitsubishi Gas Chemical Co., Inc.	31,000	250,553
Mitsubishi Materials Corp.	91,000	357,081
Mitsui Chemicals, Inc.	65,000	173,572
Nippon Kayaku Co., Ltd.	10,000	126,790
Nippon Paint Co., Ltd.	15,000	216,786

22 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nippon Paper Industries Co., Ltd.	10,500	143,403
Nippon Shokubai Co., Ltd.	15,000	152,729
Nippon Steel & Sumitomo Metal Corp.	854,000	2,437,140
Nissan Chemical Industries Ltd.	11,200	154,105
Nitto Denko Corp.	20,100	1,073,475
Oji Holdings Corp.	66,000	265,036
Shin-Etsu Chemical Co., Ltd.	51,700	3,124,711
Showa Denko K.K.	517,000	653,396
Sumitomo Chemical Co., Ltd.	97,000	353,932
Sumitomo Metal Mining Co., Ltd.	65,000	878,459
Sumitomo Osaka Cement Co., Ltd.	37,000	136,890
Taiheiyo Cement Corp.	84,000	315,915
Taiyo Nippon Sanso Corp.	18,000	118,331
Teijin Ltd.	67,000	147,500
Toray Industries, Inc.	185,000	1,138,868
Tosoh Corp.	37,000	132,742
Toyo Seikan Group Holdings Ltd.	13,000	220,608
Toyobo Co., Ltd.	75,000	123,834
Ube Industries Ltd.	83,000	147,195
Zeon Corp.	12,000	140,284

		20,706,246

Media 0.1%
Dentsu, Inc.	28,400	950,864
Hakuhodo DY Holdings, Inc.	10,340	706,090
Toho Co., Ltd.	6,800	135,147

		1,792,101

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Astellas Pharma, Inc.	51,700	2,650,471
Chugai Pharmaceutical Co., Ltd.	51,700	1,063,350
Daiichi Sankyo Co., Ltd.	51,700	891,043
Dainippon Sumitomo Pharma Co., Ltd.	42,700	548,792
Eisai Co., Ltd.	51,700	2,110,365
Hisamitsu Pharmaceutical Co., Inc.	4,800	258,309
Kyowa Hakko Kirin Co., Ltd.	10,000	101,208
Mitsubishi Tanabe Pharma Corp.	9,800	133,743
Ono Pharmaceutical Co., Ltd.	5,200	314,284
Otsuka Holdings Co., Ltd.	51,700	1,604,510
Santen Pharmaceutical Co., Ltd.	4,800	223,085
Sawai Pharmaceutical Co., Ltd.	1,000	130,765
Shionogi & Co., Ltd.	51,700	1,011,711
Taisho Pharmaceutical Holdings Co., Ltd.	2,600	173,837
Takeda Pharmaceutical Co., Ltd.	69,900	3,184,559
Tsumura & Co.	3,900	104,859

		14,504,891

Real Estate 0.8%
Aeon Mall Co., Ltd.	8,200	214,538
Daito Trust Construction Co., Ltd.	6,900	632,931
Daiwa House Industry Co., Ltd.	47,000	847,882
Hulic Co., Ltd.	18,800	232,425
Mitsubishi Estate Co., Ltd.	138,711	3,619,224
Mitsui Fudosan Co., Ltd.	87,000	2,753,249
Nomura Real Estate Holdings, Inc.	6,500	149,060
NTT Urban Development Corp.	517	613,350
Sumitomo Real Estate Sales Co., Ltd.	5,170	301,405
Sumitomo Realty & Development Co., Ltd.	42,000	1,853,539
Tokyo Tatemono Co., Ltd.	67,000	572,930
Tokyu Land Corp.	32,000	298,099

		12,088,632

Retailing 0.4%
Aoyama Trading Co., Ltd.	4,100	101,669
Fast Retailing Co., Ltd.	5,500	1,788,208
Isetan Mitsukoshi Holdings Ltd.	91,400	1,190,534
J Front Retailing Co., Ltd.	34,000	272,374
Komeri Co., Ltd.	4,500	112,001
Marui Group Co., Ltd.	51,700	484,778
Nitori Holdings Co., Ltd.	6,500	582,327
Point, Inc.	5,170	243,970
Sanrio Co., Ltd.	3,700	191,194
Takashimaya Co., Ltd.	15,000	132,243
USS Co., Ltd.	5,170	647,600
Yamada Denki Co., Ltd.	20,680	655,504

		6,402,402

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	13,000	160,322
Dainippon Screen Manufacturing Co., Ltd. *	45,000	213,270
Disco Corp.	2,000	118,025
Rohm Co., Ltd.	6,500	229,883
Sumco Corp.	7,600	63,517
Tokyo Electron Ltd.	19,400	809,693

		1,594,710

Software & Services 0.4%
DeNA Co., Ltd.	11,200	220,199
Fujitsu Ltd.	240,000	887,937
KONAMI Corp.	24,500	542,363
Nintendo Co., Ltd.	10,300	1,167,365
Nomura Research Institute Ltd.	37,700	1,177,705
NTT Data Corp.	100	358,763
Trend Micro, Inc.	17,000	596,035
Yahoo! Japan Corp.	1,551	769,849

		5,720,216

Technology Hardware & Equipment 1.4%
Alps Electric Co., Ltd.	51,700	372,541
Brother Industries Ltd.	51,700	528,513
Canon, Inc.	121,700	3,656,644
FUJIFILM Holdings Corp.	51,700	1,132,905
Hamamatsu Photonics K.K.	2,100	68,063
Hirose Electric Co., Ltd.	1,500	198,135
Hitachi Ltd.	517,000	3,124,711
Hoya Corp.	51,700	1,103,924
Ibiden Co., Ltd.	6,600	95,386
Keyence Corp.	5,500	1,821,842
Konica Minolta, Inc.	70,000	577,180
Kyocera Corp.	17,500	1,797,890
Murata Manufacturing Co., Ltd.	27,200	1,871,274
NEC Corp.	212,000	451,593
OMRON Corp.	37,700	1,183,468
Ricoh Co., Ltd.	93,000	1,011,374
Seiko Epson Corp.	10,800	152,894
Taiyo Yuden Co., Ltd.	8,000	101,350
TDK Corp.	8,300	301,157
Yaskawa Electric Corp.	14,000	166,662
Yokogawa Electric Corp.	10,000	126,280

		19,843,786

See financial notes 23

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.9%
KDDI Corp.	56,600	2,708,424
Nippon Telegraph & Telephone Corp.	51,700	2,632,029
NTT DoCoMo, Inc.	1,651	2,650,283
SoftBank Corp.	89,600	5,652,795

		13,643,531

Transportation 1.0%
ANA Holdings, Inc. (a)	517,000	1,053,865
Central Japan Railway Co.	18,700	2,146,074
East Japan Railway Co.	51,700	3,973,073
Hankyu Hanshin Holdings, Inc.	69,000	373,429
Japan Airlines Co., Ltd.	4,670	247,982
Keikyu Corp.	26,000	222,861
Keio Corp.	28,000	189,777
Kintetsu Corp.	132,000	491,056
Mitsubishi Logistics Corp.	6,000	77,419
Mitsui OSK Lines Ltd. *	86,000	340,967
Nippon Express Co., Ltd.	33,000	154,716
Nippon Yusen K.K.	120,000	342,455
Odakyu Electric Railway Co., Ltd.	30,000	274,270
Tobu Railway Co., Ltd.	89,000	449,014
Tokyu Corp.	192,000	1,234,796
West Japan Railway Co.	51,700	2,139,347
Yamato Holdings Co., Ltd.	51,700	1,113,936

		14,825,037

Utilities 0.6%
Chubu Electric Power Co., Inc.	103,400	1,294,147
Electric Power Development Co., Ltd.	11,000	339,703
Hokkaido Electric Power Co., Inc. *	16,500	194,068
Hokuriku Electric Power Co.	16,700	221,441
Kyushu Electric Power Co., Inc. *	51,700	672,893
Osaka Gas Co., Ltd.	142,000	574,571
Shikoku Electric Power Co., Inc. *	12,200	190,744
The Chugoku Electric Power Co., Inc.	52,300	724,412
The Kansai Electric Power Co., Inc. *	103,400	1,162,414
Toho Gas Co., Ltd.	45,000	224,736
Tohoku Electric Power Co., Inc. *	51,700	568,560
Tokyo Electric Power Co., Inc. *	155,100	790,399
Tokyo Gas Co., Ltd.	247,000	1,283,902

		8,241,990

		289,593,137

Netherlands 2.5%

Capital Goods 0.2%
Koninklijke Boskalis Westminster N.V.	4,136	163,339
Koninklijke Philips N.V.	114,774	3,539,866

		3,703,205

Commercial & Professional Services 0.0%
Randstad Holding N.V.	14,993	694,809

Diversified Financials 0.3%
ING Groep N.V. CVA *	375,859	4,071,418

Energy 0.1%
Fugro N.V. CVA	8,789	538,839
Koninklijke Vopak N.V.	2,585	144,677
SBM Offshore N.V. *	18,740	367,323

		1,050,839

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	124,080	1,972,341

Food, Beverage & Tobacco 0.7%
DE Master Blenders 1753 N.V. *	80,135	1,306,032
Heineken Holding N.V.	11,374	684,798
Heineken N.V.	28,435	1,947,834
Unilever N.V. CVA	158,719	5,948,980

		9,887,644

Insurance 0.1%
AEGON N.V.	208,351	1,482,452

Materials 0.3%
Akzo Nobel N.V.	23,782	1,395,316
ArcelorMittal	102,366	1,311,059
Koninklijke DSM N.V.	19,129	1,407,724

		4,114,099

Media 0.1%
Reed Elsevier N.V.	71,863	1,294,876
Wolters Kluwer N.V.	31,020	730,936

		2,025,812

Real Estate 0.2%
Corio N.V.	8,341	326,763
Unibail-Rodamco SE	10,340	2,319,199

		2,645,962

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	30,136	2,634,983

Technology Hardware & Equipment 0.1%
Gemalto N.V.	7,258	833,295

Telecommunication Services 0.1%
Koninklijke (Royal) KPN N.V. *	312,094	909,475
Ziggo N.V.	10,340	409,098

		1,318,573

Transportation 0.0%
TNT Express N.V.	46,530	409,234

		36,844,666

New Zealand 0.1%

Consumer Services 0.0%
SKYCITY Entertainment Group Ltd.	96,162	289,362

Materials 0.0%
Fletcher Building Ltd.	39,809	269,758

Real Estate 0.0%
Kiwi Income Property Trust	263,670	235,576

Telecommunication Services 0.0%
Chorus Ltd.	48,081	108,232
Telecom Corp. of New Zealand Ltd.	205,766	362,112

		470,344

Transportation 0.1%
Auckland International Airport Ltd.	299,860	714,427

		1,979,467

24 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Norway 0.7%

Banks 0.1%
DnB A.S.A.	119,944	1,859,293

Energy 0.3%
Aker Solutions A.S.A.	14,511	219,849
Seadrill Ltd.	36,190	1,667,628
Statoil A.S.A.	113,600	2,491,285
Subsea 7 S.A.	21,197	434,074

		4,812,836

Food, Beverage & Tobacco 0.1%
Orkla A.S.A.	103,400	745,067

Insurance 0.0%
Gjensidige Forsikring A.S.A.	10,340	146,702

Materials 0.1%
Norsk Hydro A.S.A.	86,856	349,210
Yara International A.S.A.	18,522	731,390

		1,080,600

Media 0.0%
Schibsted A.S.A.	2,088	102,075

Telecommunication Services 0.1%
Telenor A.S.A.	66,693	1,384,246

		10,130,819

Portugal 0.2%

Banks 0.0%
Banco Espirito Santo S.A. - Reg’d *	110,222	115,399

Energy 0.0%
Galp Energia, SGPS, S.A.	24,816	416,719

Food & Staples Retailing 0.1%
Jeronimo Martins, SGPS, S.A.	35,156	680,980

Telecommunication Services 0.0%
Portugal Telecom, SGPS, S.A. - Reg’d	58,938	222,034

Utilities 0.1%
EDP - Energias de Portugal S.A.	262,119	924,215

		2,359,347

Republic of Korea 3.9%

Automobiles & Components 0.5%
Hankook Tire Co., Ltd.	7,937	411,847
Hyundai Mobis	7,816	1,964,474
Hyundai Motor Co.	13,795	3,094,415
Hyundai Wia Corp.	2,062	318,574
Kia Motors Corp.	26,068	1,578,100
Mando Corp.	1,575	176,647

		7,544,057

Banks 0.4%
BS Financial Group, Inc.	4,800	61,619
Hana Financial Group, Inc.	35,600	1,122,472
KB Financial Group, Inc. ADR	51,700	1,634,237
Shinhan Financial Group Co., Ltd. ADR	61,134	2,188,597
Woori Finance Holdings Co., Ltd.	31,050	310,486

		5,317,411

Capital Goods 0.4%
CJ Corp.	1,000	95,942
Daelim Industrial Co., Ltd.	1,800	141,885
Daewoo International Corp.	5,027	158,502
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	5,280	141,031
Doosan Corp.	1,746	217,847
Doosan Heavy Industries & Construction Co., Ltd.	2,150	82,607
Hyundai Development Co.	6,680	129,382
Hyundai Engineering & Construction Co., Ltd.	5,409	279,696
Hyundai Heavy Industries Co., Ltd.	5,447	1,116,339
KCC Corp.	300	113,103
LG Corp.	5,536	334,140
LG Hausys Ltd.	1,709	189,367
LS Corp.	1,683	107,192
Neo Holdings Co., Ltd. *(b)(c)	1,746	—
Samsung C&T Corp.	13,827	713,740
Samsung Engineering Co., Ltd.	3,352	254,257
Samsung Heavy Industries Co., Ltd.	17,240	613,468
Samsung Techwin Co., Ltd.	3,201	191,475
SK Holdings Co., Ltd.	3,220	542,444

		5,422,417

Commercial & Professional Services 0.0%
S-1 Corp.	6,932	396,543

Consumer Durables & Apparel 0.0%
Coway Co., Ltd.	4,500	238,368
LG Electronics, Inc.	6,445	420,357

		658,725

Consumer Services 0.0%
Kangwon Land, Inc.	7,430	185,407

Diversified Financials 0.1%
Daewoo Securities Co., Ltd.	20,008	168,528
Korea Investment Holdings Co., Ltd.	2,650	93,820
Samsung Card Co., Ltd.	2,960	96,529
Samsung Securities Co., Ltd.	8,799	355,907
Woori Investment & Securities Co., Ltd.	24,960	245,092

		959,876

Energy 0.1%
GS Holdings	8,180	417,824
S-Oil Corp.	5,866	405,846
SK Innovation Co., Ltd.	5,855	738,435

		1,562,105

Food & Staples Retailing 0.0%
E-Mart Co., Ltd.	3,079	571,392

Food, Beverage & Tobacco 0.1%
CJ CheilJedang Corp.	500	114,634
KT&G Corp.	13,630	891,436
Lotte Chilsung Beverage Co., Ltd.	55	68,970
Lotte Confectionery Co., Ltd.	50	68,105
NongShim Co., Ltd.	270	58,133
ORION Corp.	464	412,147

		1,613,425

Household & Personal Products 0.1%
Amorepacific Corp.	203	164,587
AMOREPACIFIC Group	700	231,431

See financial notes 25

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
LG Household & Health Care Ltd.	1,120	495,401

		891,419

Insurance 0.2%
Dongbu Insurance Co., Ltd.	3,650	154,871
Hanwha Life Insurance Co., Ltd.	20,000	117,112
Hyundai Marine & Fire Insurance Co., Ltd.	6,000	159,993
Samsung Fire & Marine Insurance Co., Ltd.	4,570	1,029,233
Samsung Life Insurance Co., Ltd.	8,602	821,415

		2,282,624

Materials 0.4%
Cheil Industries, Inc.	3,550	282,388
Hanwha Corp.	11,020	323,636
Hyosung Corp.	7,728	494,291
Hyundai Steel Co.	6,037	399,185
Korea Zinc Co., Ltd.	1,111	319,773
Kumho Petro Chemical Co., Ltd.	1,158	96,183
LG Chem Ltd.	3,825	990,665
Lotte Chemical Corp.	1,026	158,515
POSCO ADR	40,514	2,917,818

		5,982,454

Media 0.0%
Cheil Worldwide, Inc. *	10,000	214,405

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Celltrion, Inc.	12,220	496,484
Yuhan Corp.	434	76,631

		573,115

Retailing 0.1%
Hyundai Department Store Co., Ltd.	2,016	269,696
Lotte Shopping Co., Ltd.	1,388	425,759

		695,455

Semiconductors & Semiconductor Equipment 1.1%
Samsung Electronics Co., Ltd. GDR - Reg’d	22,801	13,885,809
SK Hynix, Inc. *	56,400	1,435,341

		15,321,150

Software & Services 0.1%
Daum Communications Corp.	1,876	143,651
Naver Corp.	2,870	1,154,303
NCSoft Corp.	1,400	204,315
NHN Entertainment Corp. *	1,320	129,048
SK C&C Co. Ltd.	2,800	276,204

		1,907,521

Technology Hardware & Equipment 0.1%
LG Display Co., Ltd. ADR *	51,700	671,066
Samsung Electro-Mechanics Co., Ltd.	8,664	636,892
Samsung SDI Co., Ltd.	2,800	426,287

		1,734,245

Telecommunication Services 0.1%
KT Corp. ADR	35,673	573,265
LG Uplus Corp. *	12,570	147,776
SK Telecom Co., Ltd. ADR	51,700	1,133,781

		1,854,822

Transportation 0.0%
CJ Korea Express Co., Ltd. *	1,164	105,909
Hyundai Glovis Co., Ltd.	2,135	359,664
Hyundai Merchant Marine Co., Ltd. *	9,660	161,428

		627,001

Utilities 0.1%
Korea Electric Power Corp. ADR	51,700	709,324
Korea Gas Corp.	3,115	155,743

		865,067

		57,180,636

Singapore 1.4%

Banks 0.4%
DBS Group Holdings Ltd.	150,000	1,856,276
Oversea-Chinese Banking Corp., Ltd.	319,000	2,471,048
United Overseas Bank Ltd.	75,000	1,168,396

		5,495,720

Capital Goods 0.2%
Keppel Corp., Ltd.	75,000	593,303
Noble Group Ltd.	517,181	328,112
SembCorp Marine Ltd. (a)	50,000	163,697
Singapore Technologies Engineering Ltd.	517,000	1,603,540
Yangzijiang Shipbuilding Holdings Ltd.	517,000	382,663

		3,071,315

Consumer Services 0.1%
Genting Singapore plc	517,000	532,489

Diversified Financials 0.0%
Singapore Exchange Ltd.	32,000	182,213

Food & Staples Retailing 0.0%
Olam International Ltd. (a)	154,772	173,956

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	1,034,000	453,526
Wilmar International Ltd.	266,000	656,276

		1,109,802

Media 0.0%
Singapore Press Holdings Ltd. (a)	170,000	523,282

Real Estate 0.3%
CapitaCommercial Trust	517,000	548,686
Capitaland Ltd.	517,000	1,235,050
CapitaMall Trust	517,000	753,178
City Developments Ltd.	21,000	163,987
Global Logistic Properties Ltd.	65,000	137,459
Keppel Land Ltd.	33,000	87,104
Keppel REIT	6,000	5,639
Wing Tai Holdings Ltd.	589,000	973,401
Yanlord Land Group Ltd.	355,000	325,318

		4,229,822

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	10,000	259,800

Technology Hardware & Equipment 0.0%
Venture Corp., Ltd.	23,000	136,910

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,034,000	2,842,639

26 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.1%
ComfortDelGro Corp., Ltd.	517,000	747,104
Hutchison Port Holdings Trust	95,000	70,300
Neptune Orient Lines Ltd. *(a)	544,000	443,125
Singapore Post Ltd.	517,000	504,143

		1,764,672

		20,322,620

Spain 2.5%

Banks 1.0%
Banco Bilbao Vizcaya Argentaria S.A.	510,896	4,863,880
Banco de Sabadell S.A.	350,810	806,736
Banco Popular Espanol S.A. *	99,296	465,200
Banco Santander S.A.	1,030,094	7,253,227
Bankinter S.A.	35,673	159,225
CaixaBank	138,556	513,387

		14,061,655

Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	20,680	580,959
Ferrovial S.A.	52,217	864,110
Zardoya Otis S.A.	15,556	228,710

		1,673,779

Diversified Financials 0.0%
Corporacion Financiera Alba S.A.	4,136	214,877

Energy 0.2%
Repsol S.A.	111,672	2,584,986

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	56,870	448,433

Insurance 0.0%
Mapfre S.A.	76,516	257,179

Materials 0.0%
Acerinox S.A.	24,816	257,165

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A.	24,816	994,433

Retailing 0.2%
Inditex S.A.	26,367	3,481,968

Software & Services 0.1%
Amadeus IT Holding S.A.	40,326	1,299,570

Telecommunication Services 0.4%
Telefonica S.A. *	410,533	5,562,154

Transportation 0.1%
Abertis Infraestructuras S.A.	38,775	683,080

Utilities 0.3%
Acciona S.A.	2,610	133,239
Enagas S.A.	23,265	527,035
Gas Natural SDG S.A.	55,319	1,081,025
Iberdrola S.A.	492,701	2,606,499
Red Electrica Corporacion S.A.	8,327	430,909

		4,778,707

		36,297,986

Sweden 2.7%

Banks 0.7%
Nordea Bank AB	324,676	3,773,454
Skandinaviska Enskilda Banken AB, A Shares	169,059	1,733,083
Svenska Handelsbanken AB, A Shares	61,523	2,635,846
Swedbank AB, A Shares	90,475	2,044,433

		10,186,816

Capital Goods 0.8%
Alfa Laval AB	36,707	791,854
Assa Abloy AB, B Shares	30,316	1,288,789
Atlas Copco AB, A Shares	69,795	1,883,098
Atlas Copco AB, B Shares	44,979	1,102,428
Sandvik AB	96,162	1,284,207
Scania AB, B Shares	39,292	784,283
Skanska AB, B Shares	44,979	804,292
SKF AB, B Shares	48,598	1,284,838
Volvo AB, B Shares	151,998	2,186,725

		11,410,514

Commercial & Professional Services 0.0%
Securitas AB, B Shares	51,183	538,574

Consumer Durables & Apparel 0.1%
Electrolux AB, Series B	31,537	832,828
Husqvarna AB, B Shares	14,592	91,753

		924,581

Diversified Financials 0.2%
Industrivarden AB, A Shares	29,986	549,746
Investment AB Kinnevik, B Shares	14,476	451,411
Investor AB, B Shares	61,006	1,755,330

		2,756,487

Energy 0.0%
Lundin Petroleum AB *	20,705	443,223

Food, Beverage & Tobacco 0.1%
Swedish Match AB	34,234	1,193,367

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	14,476	227,450
Getinge AB, B Shares	21,714	746,463

		973,913

Household & Personal Products 0.1%
Svenska Cellulosa AB, B Shares	59,455	1,450,067

Materials 0.0%
Boliden AB	19,646	286,337
Holmen AB, B Shares	5,687	163,119
SSAB AB, A Shares	11,891	82,830

		532,286

Media 0.0%
Modern Times Group AB, B Shares	4,658	210,440

Retailing 0.2%
Hennes & Mauritz AB, B Shares	83,754	3,072,256

Technology Hardware & Equipment 0.3%
Hexagon AB, B Shares	25,333	726,237
Telefonaktiebolaget LM Ericsson, B Shares	310,200	3,640,258

		4,366,495

See financial notes 27

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.1%
Tele2 AB	47,047	590,377
TeliaSonera AB	222,310	1,589,424

		2,179,801

		40,238,820

Switzerland 7.7%

Banks 0.0%
Banque Cantonale Vaudoise - Reg’d	517	276,410

Capital Goods 0.7%
ABB Ltd. - Reg’d *	265,221	5,660,551
Geberit AG - Reg’d *	6,204	1,506,420
Schindler Holding AG	6,204	853,682
Schindler Holding AG - Reg’d	8,789	1,186,760
Sulzer AG - Reg’d	1,551	225,730

		9,433,143

Commercial & Professional Services 0.2%
Adecco S.A. - Reg’d *	17,578	1,104,752
SGS S.A. - Reg’d	517	1,174,950

		2,279,702

Consumer Durables & Apparel 0.5%
Compagnie Financiere Richemont S.A., A Shares	52,217	4,950,647
The Swatch Group AG	3,619	2,080,420
The Swatch Group AG - Reg’d	8,789	878,523

		7,909,590

Diversified Financials 0.9%
Credit Suisse Group AG - Reg’d *	125,979	3,623,720
GAM Holding AG *	19,646	345,554
Julius Baer Group Ltd. *	30,691	1,349,561
Pargesa Holding S.A.	2,585	183,395
UBS AG - Reg’d *	412,086	7,964,168

		13,466,398

Energy 0.1%
Transocean Ltd.	35,673	1,617,222

Food, Beverage & Tobacco 1.5%
Aryzta AG *	9,823	625,790
Lindt & Spruengli AG	5	230,588
Nestle S.A. - Reg’d	331,914	21,732,464

		22,588,842

Health Care Equipment & Services 0.0%
Sonova Holding AG - Reg’d *	5,687	628,229

Insurance 0.5%
Baloise Holding AG - Reg’d	4,653	491,549
Swiss Re AG *	39,292	3,008,847
Zurich Insurance Group AG *	15,510	3,852,548

		7,352,944

Materials 0.6%
Clariant AG - Reg’d *	8,292	134,198
Givaudan S.A. - Reg’d *	1,551	2,084,302
Holcim Ltd. - Reg’d *	22,231	1,505,671
Syngenta AG - Reg’d	12,145	4,751,712

		8,475,883

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Actelion Ltd. - Reg’d *	8,272	561,137
Lonza Group AG - Reg’d *	2,995	211,680
Novartis AG - Reg’d	244,024	17,757,431
Roche Holding AG	72,380	18,017,372

		36,547,620

Real Estate 0.0%
Swiss Prime Site AG - Reg’d *	3,309	242,390

Telecommunication Services 0.1%
Swisscom AG - Reg’d	3,102	1,402,620

Transportation 0.1%
Kuehne & Nagel International AG - Reg’d	5,170	642,646

		112,863,639

United Kingdom 18.6%

Automobiles & Components 0.1%
GKN plc	170,093	863,024

Banks 2.5%
Barclays plc	1,289,915	5,653,882
HSBC Holdings plc	1,960,550	20,501,564
Lloyds Banking Group plc *	4,179,503	4,690,557
Royal Bank of Scotland Group plc *	203,758	1,051,800
Standard Chartered plc	248,209	5,532,786

		37,430,589

Capital Goods 0.8%
BAE Systems plc	348,975	2,348,799
Bunzl plc	27,918	587,766
Cobham plc	100,815	443,992
IMI plc	21,714	482,008
Invensys plc	63,687	481,652
Meggitt plc	66,176	538,966
Melrose Industries plc	41,360	188,356
Rolls-Royce Holdings plc *	182,501	3,139,297
Smiths Group plc	47,564	943,254
The Weir Group plc	18,612	626,202
Wolseley plc	32,115	1,619,526

		11,399,818

Commercial & Professional Services 0.4%
Aggreko plc	27,918	702,642
Babcock International Group plc	25,850	455,056
Capita plc	64,625	953,199
Experian plc	101,849	1,780,318
G4S plc	146,828	590,534
Intertek Group plc	12,925	640,198
Rentokil Initial plc	230,582	358,471

		5,480,418

Consumer Durables & Apparel 0.1%
Burberry Group plc	51,183	1,214,545

Consumer Services 0.4%
Carnival plc	13,769	513,739
Compass Group plc	191,290	2,532,960
InterContinental Hotels Group plc	24,988	696,931
Ladbrokes plc	146,311	417,576
TUI Travel plc	101,849	542,603
Whitbread plc	21,197	1,009,921
William Hill plc	146,547	941,232

		6,654,962

28 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Diversified Financials 0.3%
3i Group plc	111,155	616,425
Aberdeen Asset Management plc	143,006	779,123
Ashmore Group plc	35,673	184,144
Hargreaves Lansdown plc	23,782	367,332
ICAP plc	86,339	490,692
Investec plc	40,843	259,670
London Stock Exchange Group plc	10,340	249,521
Man Group plc	69,795	87,938
Schroders plc	16,027	573,443
Schroders plc, Non-Voting Shares	10,340	296,387

		3,904,675

Energy 3.1%
AMEC plc	34,122	548,419
BG Group plc	346,475	6,576,258
BP plc	1,943,733	13,416,170
Cairn Energy plc *	36,707	154,731
Essar Energy plc *	46,013	90,751
John Wood Group plc	52,217	650,639
Petrofac Ltd.	26,884	575,978
Royal Dutch Shell plc, A Shares	397,974	12,851,196
Royal Dutch Shell plc, B Shares	266,271	8,950,473
Tullow Oil plc	102,366	1,596,168

		45,410,783

Food & Staples Retailing 0.5%
J Sainsbury plc	202,664	1,205,725
Tesco plc	816,860	4,631,730
William Morrison Supermarkets plc	272,976	1,225,418

		7,062,873

Food, Beverage & Tobacco 2.3%
Associated British Foods plc	38,258	1,091,895
British American Tobacco plc	186,202	9,375,571
Coca-Cola HBC AG CDI *	20,680	570,060
Diageo plc	258,500	7,893,508
Imperial Tobacco Group plc	102,366	3,376,022
SABMiller plc	123,046	5,851,049
Tate & Lyle plc	56,870	708,177
Unilever plc	135,454	5,152,438

		34,018,720

Health Care Equipment & Services 0.1%
Smith & Nephew plc	87,890	1,019,678

Household & Personal Products 0.3%
Reckitt Benckiser Group plc	77,550	5,260,339

Insurance 0.9%
Admiral Group plc	7,238	141,187
Aviva plc	290,037	1,735,411
Legal & General Group plc	679,855	1,964,516
Old Mutual plc	533,695	1,494,287
Prudential plc	302,962	5,052,069
Resolution Ltd.	359,870	1,774,149
RSA Insurance Group plc	113,876	208,920
Standard Life plc	220,242	1,128,373

		13,498,912

Materials 1.7%
Anglo American plc	143,209	3,275,322
Antofagasta plc	26,884	355,568
BHP Billiton plc	225,412	6,548,397
CRH plc	75,482	1,599,655
Croda International plc	3,619	145,498
Fresnillo plc	21,197	427,249
Glencore Xstrata plc *	1,031,945	4,871,957
Johnson Matthey plc	20,205	887,958
Lonmin plc *	34,704	182,739
Polymetal International plc	10,882	127,176
Randgold Resources Ltd.	8,789	691,342
Rexam plc	96,284	726,687
Rio Tinto plc	125,661	5,662,437
Vedanta Resources plc	12,408	223,033

		25,725,018

Media 0.6%
British Sky Broadcasting Group plc	119,427	1,550,907
Daily Mail & General Trust plc, A Shares	22,748	277,992
Informa plc	40,326	317,204
ITV plc	472,538	1,203,176
Pearson plc	73,414	1,443,400
Reed Elsevier plc	108,053	1,322,970
WPP plc	126,148	2,331,904

		8,447,553

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
AstraZeneca plc	144,799	7,118,391
GlaxoSmithKline plc	490,988	12,497,730
Shire plc	54,285	1,996,050

		21,612,171

Real Estate 0.3%
British Land Co. plc	141,658	1,222,750
Hammerson plc	109,604	819,757
Intu Properties plc	111,672	528,428
Land Securities Group plc	81,169	1,108,698
SEGRO plc	101,849	460,047

		4,139,680

Retailing 0.3%
Kingfisher plc	275,561	1,641,122
Marks & Spencer Group plc	145,794	1,063,819
Next plc	16,544	1,252,469

		3,957,410

Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings plc	153,032	2,071,346

Software & Services 0.0%
The Sage Group plc	126,296	672,259

Telecommunication Services 1.4%
BT Group plc	772,398	3,886,759
Inmarsat plc	44,979	483,567
Vodafone Group plc	5,166,114	16,482,395

		20,852,721

Transportation 0.1%
easyJet plc	19,129	364,853
International Consolidated Airlines Group S.A. *	118,910	526,626

		891,479

Utilities 0.8%
Centrica plc	553,707	3,305,348
Drax Group plc	37,741	407,503
National Grid plc	340,186	3,907,286
Severn Trent plc	26,367	688,487
SSE plc	92,543	2,237,510

See financial notes 29

 Schwab International Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
United Utilities Group plc	65,142	683,712

		11,229,846

		272,818,819

Total Common Stock
(Cost $1,359,988,894)		1,448,397,192

Other Investment Companies 0.2% of net assets

United States 0.2%

Equity Fund 0.2%
iShares MSCI EAFE ETF	45,000	2,662,650

Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund 0.00% (d)	269,275	269,275

Total Other Investment Companies
(Cost $3,002,028)		2,931,925

Preferred Stock 0.5% of net assets

Germany 0.5%

Automobiles & Components 0.4%
Porsche Automobil Holding SE	16,544	1,387,429
Volkswagen AG	17,920	4,066,605

		5,454,034

Household & Personal Products 0.1%
Henkel AG & Co. KGaA	15,510	1,499,094

Total Preferred Stock
(Cost $5,345,884)		6,953,128

Rights 0.0% of net assets

Hong Kong 0.0%

Consumer Services 0.0%
New Hotel *(b)(c)	6,025	—

Italy 0.0%

Capital Goods 0.0%
Fiat Industrial S.p.A. *(b)	89,739	44

Total Rights
(Cost $—)		44

End of Investments

Collateral Invested for Securities on Loan 0.1% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (d)	2,005,746	2,005,746

Total Collateral Invested for Securities on Loan
(Cost $2,005,746)		2,005,746

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $1,371,621,538 and the unrealized appreciation and depreciation were $158,249,092 and ($71,588,341), respectively, with a net unrealized appreciation of $86,660,751.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,819,613.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,401,337,164	$—	$—	$1,401,337,164
Hong Kong[1]	34,688,596	—	—	34,688,596
Real Estate	12,370,965	—	467	12,371,432
Other Investment Companies[1]	2,931,925	—	—	2,931,925
Preferred Stock[1]	6,953,128	—	—	6,953,128

30 See financial notes

 Schwab International Equity ETF

Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Rights[1]
Italy[1]	$—	$—	$44	$44

Total	$1,458,281,778	$—	$511	$1,458,282,289

Other Financial Instruments
Collateral Invested for Securities on Loan	$2,005,746	$—	$—	$2,005,746

[1]	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2012	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Common Stock
Hong Kong	$—	$—	$467	$—	$—	$—	$—	$467
Republic of Korea	213,385	2,485	(11,417)	—	(204,453)	—	—	—
Rights
Italy	—	—	44	—	—	—	—	44

Total	$213,385	$2,485	($10,906)	$—	($204,453)	$—	$—	$511

All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at August 31, 2013 was $511.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 31

 Schwab International Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $1,368,336,806) including securities on loan of $1,819,613		$1,458,282,289
Collateral invested for securities on loan		2,005,746
Foreign currency, at value (cost $1,366,169)		1,357,298
Receivables:
Investments sold		1,379
Dividends		3,535,383
Foreign tax reclaims		940,673
Income from securities on loan	+	4,272

Total assets		1,466,127,040

Liabilities

Collateral held for securities on loan		2,005,746
Payables:
Investments bought		5,522
Investment adviser fees	+	11,016

Total liabilities		2,022,284

Net Assets

Total assets		1,466,127,040
Total liabilities	−	2,022,284

Net assets		$1,464,104,756

Net Assets by Source
Capital received from investors		1,387,702,549
Net investment income not yet distributed		25,144,598
Net realized capital losses		(38,653,927)
Net unrealized capital gains		89,911,536

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,464,104,756		51,700,000		$28.32

32 See financial notes

 Schwab International Equity ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends (net of foreign withholding tax of $2,862,929)		$35,178,874
Interest		502
Securities on loan	+	226,523

Total investment income		35,405,899

Expenses

Investment adviser fees		1,037,521

Total expenses	−	1,037,521

Net investment income		34,368,378

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gains tax of $8,158)		(13,947,994)
Net realized gains on in-kind redemptions		3,707,114
Net realized losses on foreign currency transactions	+	(394,628)

Net realized losses		(10,635,508)
Net unrealized gains on investments		116,506,555
Net unrealized losses on foreign currency translations	+	(32,834)

Net unrealized gains	+	116,473,721

Net realized and unrealized gains		105,838,213

Net increase in net assets resulting from operations		$140,206,591

See financial notes 33

 Schwab International Equity ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$34,368,378	$23,365,319
Net realized losses		(10,635,508)	(19,150,730)
Net unrealized gains (losses)	+	116,473,721	(6,217,419)

Net increase (decrease) in net assets resulting from operations		140,206,591	(2,002,830)

Distributions to Shareholders

Distributions from net investment income		($26,201,560)	($19,440,541)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		21,400,000	$595,025,541	6,400,000	$155,902,019
Shares redeemed	+	(500,000)	(13,592,136)	(1)	(24)

Net transactions in fund shares		20,900,000	$581,433,405	6,399,999	$155,901,995

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		30,800,000	$768,666,320	24,400,001	$634,207,696
Total increase	+	20,900,000	695,438,436	6,399,999	134,458,624

End of period		51,700,000	$1,464,104,756	30,800,000	$768,666,320

Net investment income not yet distributed			$25,144,598		$17,242,772

34 See financial notes

Schwab International Small-Cap Equity ETF™

Financial Statements

Financial Highlights

	9/1/12–		9/1/11–	9/1/10–	1/13/10[1]–
	8/31/13		8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	24.94		27.48	23.54	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.76		0.67	0.72	0.21
Net realized and unrealized gains (losses)	3.72		(2.39)	3.88	(1.67)

Total from investment operations	4.48		(1.72)	4.60	(1.46)
Less distributions:
Distributions from net investment income	(0.81)		(0.82)	(0.66)	—

Net asset value at end of period	28.61		24.94	27.48	23.54

Total return (%)	18.23		(5.91)	19.52	(5.84)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[3]	0.35	0.35	0.35	[4]
Gross operating expenses	0.21	[3]	0.35	0.35	0.35	[4]
Net investment income (loss)	2.86		2.65	2.46	2.18	[4]
Portfolio turnover rate[5]	20		25	18	7	[2]
Net assets, end of period ($ x 1,000)	280,422		159,610	162,139	58,848

1 Commencement of operations.
2 Not annualized.
3 Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/13 is a blended ratio. Please see financial note 4 for additional information.
4 Annualized.
5 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 35

 Schwab International Small-Cap Equity ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

98.9%		Common Stock	257,396,353	277,444,377
0.6%		Other Investment Companies	1,381,912	1,549,053
0.2%		Preferred Stock	578,865	638,580
0.0%		Rights	5,815	27,836
0.0%		Warrants	—	143

99.7%		Total Investments	259,362,945	279,659,989
6.0%		Collateral Invested for Securities on Loan	16,962,784	16,962,784
(5	.7)%	Other Assets and Liabilities, Net		(16,201,055)

100.0%		Net Assets		280,421,718

	Number	Value
Security	of Shares	($)

Common Stock 98.9% of net assets

Australia 5.5%

Capital Goods 0.4%
Ausdrill Ltd.	49,283	64,524
Boart Longyear Ltd. (c)	102,487	41,989
Bradken Ltd. (c)	37,546	190,610
Cardno Ltd. (c)	21,176	120,706
Forge Group Ltd.	2,977	14,000
Monadelphous Group Ltd. (c)	19,054	315,141
NRW Holdings Ltd. (c)	78,990	96,383
Seven Group Holdings Ltd. (c)	21,176	142,019
UGL Ltd. (c)	29,341	193,642

		1,179,014

Commercial & Professional Services 0.5%
Cabcharge Australia Ltd. (c)	44,821	165,268
Mineral Resources Ltd.	22,540	222,032
SAI Global Ltd. (c)	42,352	160,690
Seek Ltd.	59,303	565,155
Skilled Group Ltd.	12,081	33,571
Transfield Services Ltd. (c)	120,411	122,794
Transpacific Industries Group Ltd. *	79,410	68,605

		1,338,115

Consumer Durables & Apparel 0.1%
G.U.D. Holdings Ltd. (c)	31,459	167,553

Consumer Services 0.3%
Ainsworth Game Technology Ltd.	24,850	89,859
Ardent Leisure Group	52,940	86,286
Invocare Ltd.	38,653	378,689
Navitas Ltd.	56,491	312,448

		867,282

Diversified Financials 0.1%
FlexiGroup Ltd.	52,940	207,936

Energy 0.5%
Aurora Oil & Gas Ltd. *	105,880	311,197
AWE Ltd. *	138,847	161,382
Beach Energy Ltd.	158,820	197,327
Buru Energy Ltd. *(c)	24,247	36,928
Drillsearch Energy Ltd. *(c)	65,016	83,096
Horizon Oil Ltd. *(c)	168,266	48,706
Karoon Gas Australia Ltd. *	60,881	290,639
Linc Energy Ltd. *(c)	46,920	62,684
Roc Oil Co., Ltd. *	53,037	25,508
Senex Energy Ltd. *	146,579	97,260

		1,314,727

Food, Beverage & Tobacco 0.2%
GrainCorp Ltd.	57,890	641,403

Health Care Equipment & Services 0.3%
Australian Pharmaceutical Industries Ltd.	68,245	29,479
Primary Health Care Ltd.	130,087	596,689
Sigma Pharmaceuticals Ltd.	265,236	151,189

		777,357

Materials 0.6%
Beadell Resources Ltd. *(c)	80,736	65,436
CuDeco Ltd. *(c)	25,094	32,743
Evolution Mining Ltd. *	84,704	70,161
Imdex Ltd.	60,802	37,366
Independence Group NL	52,460	174,279
Kingsgate Consolidated Ltd. (c)	39,538	78,528
Medusa Mining Ltd. (c)	23,442	55,119
Mineral Deposits Ltd. *	8,781	23,541
Northern Star Resources Ltd.	47,802	41,510
PanAust Ltd.	133,516	259,237
Papillon Resources Ltd. *(c)	40,156	40,414
Perseus Mining Ltd. *(c)	140,962	97,927
Regis Resources Ltd. *	87,038	334,113
Resolute Mining Ltd.	158,295	134,641
Sandfire Resources NL *	25,115	139,804
Silver Lake Resources Ltd. *(c)	80,630	70,377
Sirius Resources NL *(c)	31,068	76,648
Troy Resources Ltd. (c)	15,882	25,037
Western Areas Ltd. (c)	26,470	69,312

		1,826,193

Media 0.1%
REA Group Ltd. (c)	4,905	158,057
Southern Cross Media Group Ltd.	52,940	79,450

		237,507

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Acrux Ltd.	31,764	93,642
Mesoblast Ltd. *(c)	42,285	206,383
Sirtex Medical Ltd.	7,359	85,402
Starpharma Holdings Ltd. *(c)	49,000	43,206

		428,633

Real Estate 0.6%
Abacus Property Group (c)	115,881	232,221
BWP Trust (c)	125,730	257,557

36 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Challenger Diversified Property Group	42,378	96,625
Charter Hall Group (c)	79,122	245,236
Charter Hall Retail REIT	98,149	321,692
FKP Property Group	76,986	85,709
Investa Office Fund	151,264	396,086

		1,635,126

Retailing 0.8%
ARB Corp., Ltd.	9,800	107,184
Automotive Holdings Group Ltd.	90,357	316,272
Breville Group Ltd. (c)	7,959	62,239
Cash Converters International Ltd. (c)	24,893	26,162
David Jones Ltd. (c)	118,264	297,036
JB Hi-Fi Ltd. (c)	18,342	308,102
Myer Holdings Ltd. (c)	135,659	332,268
Pacific Brands Ltd.	300,078	203,121
Premier Investments Ltd.	21,176	153,146
Reject Shop Ltd. (c)	5,294	79,827
Super Retail Group Ltd.	26,470	288,092
Wotif.com Holdings Ltd. (c)	31,074	127,310

		2,300,759

Semiconductors & Semiconductor Equipment 0.0%
Silex Systems Ltd. *	25,724	54,986

Software & Services 0.3%
carsales.com Ltd.	42,171	418,414
Iress Ltd. (a)	43,142	339,672
SMS Management & Technology Ltd.	19,600	80,126
UXC Ltd.	56,668	55,518

		893,730

Telecommunication Services 0.2%
iiNET Ltd.	4,964	26,085
M2 Telecommunications Group Ltd. (c)	15,344	84,730
TPG Telecom Ltd.	103,556	332,958

		443,773

Transportation 0.1%
Mermaid Marine Australia Ltd.	15,805	54,195
Qube Holdings Ltd. (c)	52,940	85,108
Virgin Australia Holdings Ltd. *	505,235	175,495
Virgin Australia International Holdings Ltd. (a)(b)	424,000	—

		314,798

Utilities 0.3%
DUET Group	205,800	381,255
Energy World Corp. Ltd. *	243,535	95,438
Infigen Energy *	221,193	54,176
Spark Infrastructure Group	243,535	351,385

		882,254

		15,511,146

Austria 0.8%

Capital Goods 0.2%
Wienerberger AG	29,432	424,959

Energy 0.1%
Schoeller-Bleckmann Oilfield Equipment AG	2,684	283,130

Materials 0.1%
Mayr Melnhof Karton AG	1,101	117,957
RHI AG	3,374	106,152

		224,109

Real Estate 0.3%
Atrium European Real Estate Ltd.	45,570	263,188
CA Immobilien Anlagen AG *	21,176	271,436
Conwert Immobilien Invest SE *	21,176	227,570
S IMMO AG *	10,588	64,781

		826,975

Technology Hardware & Equipment 0.0%
Kapsch TrafficCom AG	1,470	59,604

Transportation 0.1%
Oesterreichische Post AG	7,560	314,011

Utilities 0.0%
EVN AG	5,627	70,933

		2,203,721

Belgium 1.3%

Consumer Durables & Apparel 0.0%
Van de Velde N.V.	1,376	66,171

Diversified Financials 0.4%
Ackermans & van Haaren N.V.	6,087	544,586
KBC Ancora *	2,820	64,180
RHJ International *	34,842	171,366
Sofina S.A.	4,267	399,873

		1,180,005

Health Care Equipment & Services 0.0%
Agfa Gevaert N.V. *	19,284	38,142

Materials 0.2%
NV Bekaert S.A.	5,412	192,180
Nyrstar *(c)	43,878	204,237
Tessenderlo Chemie N.V.	7,436	178,943

		575,360

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
ThromboGenics N.V. *(c)	5,880	177,746

Real Estate 0.2%
Befimmo S.A.	3,834	249,742
Cofinimmo	2,752	304,637

		554,379

Retailing 0.1%
D’Ieteren S.A. N.V.	7,405	341,846

Semiconductors & Semiconductor Equipment 0.0%
Melexis N.V.	5,294	128,863

Technology Hardware & Equipment 0.2%
Barco N.V.	1,796	128,167
EVS Broadcast Equipment S.A.	4,457	301,784

		429,951

Telecommunication Services 0.0%
Mobistar S.A.	1,534	22,817

See financial notes 37

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.1%
Elia System Operator S.A. N.V.	4,116	171,450

		3,686,730

Canada 17.0%

Automobiles & Components 0.1%
Linamar Corp.	11,679	363,135
Martinrea International, Inc.	4,687	52,606

		415,741

Banks 0.5%
Canadian Western Bank	11,679	330,586
Genworth MI Canada, Inc.	11,679	311,654
Home Capital Group, Inc.	10,588	642,667
Laurentian Bank of Canada	3,557	149,476

		1,434,383

Capital Goods 1.0%
Aecon Group, Inc.	11,679	143,151
ATS Automation Tooling Systems, Inc. *	23,358	280,987
CAE, Inc.	52,940	565,081
Genivar, Inc.	4,805	110,958
MacDonald, Dettwiler & Associates Ltd.	7,893	608,679
Russel Metals, Inc. (c)	11,679	291,394
Toromont Industries Ltd.	21,176	452,467
Westport Innovations, Inc. *(c)	10,588	290,068

		2,742,785

Commercial & Professional Services 0.6%
Progressive Waste Solutions Ltd.	22,807	551,528
Ritchie Bros. Auctioneers, Inc. (c)	23,358	430,448
Stantec, Inc.	11,679	534,960
Transcontinental, Inc., Class A	10,588	137,406

		1,654,342

Consumer Durables & Apparel 0.4%
Dorel Industries, Inc., Class B	7,880	268,916
Gildan Activewear, Inc.	21,176	929,022

		1,197,938

Diversified Financials 0.6%
AGF Management Ltd., Class B	11,679	141,711
Canaccord Financial, Inc. (c)	11,254	66,890
Dundee Corp., Class A *	11,679	219,431
GMP Capital, Inc.	5,726	31,103
Onex Corp.	22,559	1,071,173
TMX Group Ltd.	5,472	249,298

		1,779,606

Energy 5.2%
Advantage Oil & Gas Ltd. *	35,054	127,270
AltaGas Ltd.	21,176	721,257
Athabasca Oil Corp. *	78,792	563,173
Bankers Petroleum Ltd. *	55,673	187,353
Baytex Energy Corp. (c)	21,176	836,080
Birchcliff Energy Ltd. *	21,176	142,525
BlackPearl Resources, Inc. *	63,528	124,057
Bonavista Energy Corp. (c)	31,764	391,743
Bonterra Energy Corp. (c)	3,756	183,510
Calfrac Well Services Ltd.	10,588	329,614
Coastal Energy Co. *	9,456	148,442
Crew Energy, Inc. *	21,410	121,977
Denison Mines Corp. *(c)	105,880	120,444
Enerflex Ltd.	11,679	156,436
Enerplus Corp. (c)	31,764	524,833
Ensign Energy Services, Inc.	31,764	529,350
Gibson Energy, Inc.	21,176	453,470
Kelt Exploration Ltd. *	10,371	78,060
Keyera Corp.	14,017	765,759
Legacy Oil & Gas, Inc. *	22,807	132,531
Lightstream Resources Ltd. (c)	38,881	266,480
Mullen Group Ltd.	11,679	279,548
Niko Resources Ltd. *	14,573	67,691
Nuvista Energy Ltd. *	23,358	164,296
Paramount Resources Ltd., A Shares *	10,588	335,837
Parkland Fuel Corp.	11,254	185,629
Pason Systems, Inc.	11,679	237,256
Pengrowth Energy Corp. (c)	98,000	540,677
Petrominerales Ltd.	17,687	108,144
Peyto Exploration & Development Corp.	21,176	577,126
Precision Drilling Corp.	52,940	520,417
Savanna Energy Services Corp.	23,358	171,161
Secure Energy Services, Inc.	11,270	143,159
ShawCor Ltd.	11,679	463,108
Tourmaline Oil Corp. *	31,764	1,225,514
Trican Well Service Ltd.	31,764	445,943
Trilogy Energy Corp.	12,770	332,172
Trinidad Drilling Ltd.	31,764	273,407
Veresen, Inc. (c)	31,764	361,632
Vermilion Energy, Inc. (c)	17,858	957,990
Whitecap Resources, Inc.	16,856	177,364

		14,472,435

Food & Staples Retailing 0.4%
Empire Co., Ltd., A Shares	8,478	651,542
The Jean Coutu Group, Inc., A Shares	23,358	400,998
The North West Co., Inc.	2,450	53,766

		1,106,306

Food, Beverage & Tobacco 0.2%
Cott Corp.	23,358	186,881
Maple Leaf Foods, Inc.	23,358	304,458

		491,339

Health Care Equipment & Services 0.1%
Extendicare, Inc. (c)	23,358	145,254

Insurance 0.2%
Industrial Alliance Insurance & Financial Services, Inc.	17,640	691,119

Materials 3.5%
Alacer Gold Corp.	52,940	162,599
Alamos Gold, Inc.	24,182	394,055
Argonaut Gold, Inc. *	16,548	114,200
AuRico Gold, Inc.	58,183	248,749
B2Gold Corp. *	81,521	216,380
Banro Corp. *(c)	29,955	25,840
Canexus Corp.	17,118	122,839
Canfor Corp. *	23,358	460,340
Capstone Mining Corp. *	59,618	124,334
CCL Industries, Inc., Class B	10,214	697,910
Centerra Gold, Inc.	31,764	200,238

38 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
China Gold International Resources Corp. Ltd. *	48,585	180,541
Continental Gold Ltd. *	10,022	44,272
Detour Gold Corp. *	25,554	281,969
Dominion Diamond Corp. *	11,679	145,918
Dundee Precious Metals, Inc. *	22,807	142,909
Endeavour Mining Corp. *	44,372	34,491
Endeavour Silver Corp. *	10,588	52,393
First Majestic Silver Corp. *	21,176	299,503
Gabriel Resources Ltd. *	45,786	73,785
Golden Star Resources Ltd. *(c)	36,148	19,875
HudBay Minerals, Inc.	36,568	239,881
Imperial Metals Corp. *	22,807	264,846
Katanga Mining Ltd. *	49,000	25,547
Kirkland Lake Gold, Inc. *(c)	14,036	60,008
Lundin Mining Corp. *	95,292	392,044
Major Drilling Group International, Inc.	22,267	142,691
Methanex Corp.	23,358	1,083,870
Nevsun Resources Ltd.	31,764	100,570
New Gold, Inc. *	79,744	536,717
Norbord, Inc. (c)	788	19,773
NovaGold Resources, Inc. *	52,940	144,031
OceanaGold Corp. *	44,534	78,945
Osisko Mining Corp. *	79,154	392,431
Pan American Silver Corp.	31,980	389,556
Pretium Resources, Inc. *	10,588	88,827
Rubicon Minerals Corp. *	52,940	81,801
Seabridge Gold, Inc. *(c)	10,588	152,662
SEMAFO, Inc.	37,984	79,576
Sherritt International Corp.	48,531	169,300
Silver Standard Resources, Inc. *	11,679	98,312
Silvercorp Metals, Inc.	34,230	125,900
Tahoe Resources, Inc. *	21,176	377,390
Taseko Mines Ltd. *(c)	35,054	71,444
Thompson Creek Metals Co., Inc. *(c)	24,894	91,326
Torex Gold Resources, Inc. *	111,067	168,459
West Fraser Timber Co., Ltd.	6,179	488,509

		9,907,556

Media 0.9%
Aimia, Inc.	42,352	643,169
Cineplex, Inc.	10,588	392,646
Cogeco Cable, Inc.	8,557	392,280
Corus Entertainment, Inc.	10,588	253,434
Imax Corp. *	11,128	303,702
Quebecor, Inc., Class B	22,256	476,176
Torstar Corp.	11,128	63,399

		2,524,806

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Nordion, Inc. *	23,358	183,339
Paladin Labs, Inc. *	333	18,956

		202,295

Real Estate 1.2%
Allied Properties Real Estate Investment Trust	2,940	87,121
Artis Real Estate Investment Trust	12,164	156,244
Boardwalk Real Estate Investment Trust	3,111	165,533
Calloway Real Estate Investment Trust	15,190	350,627
Canadian Apartment Properties Real Estate Investment Trust	11,679	228,067
Canadian Real Estate Investment Trust	8,294	320,863
Chartwell Retirement Residences	28,490	260,080
Cominar Real Estate Investment Trust	17,569	310,609
Dream Unlimited Corp. *(c)	11,679	125,769
Dundee Real Estate Investment Trust	13,504	373,795
First Capital Realty, Inc.	17,842	284,315
FirstService Corp.	3,418	119,204
H&R Real Estate Investment Trust	31,312	608,787
InnVest Real Estate Investment Trust	9,800	37,439
Morguard Real Estate Investment Trust	6,607	98,770

		3,527,223

Retailing 0.4%
Dollarama, Inc.	11,395	803,126
RONA, Inc.	21,176	215,795

		1,018,921

Software & Services 0.4%
Constellation Software, Inc.	1,764	288,872
Davis & Henderson Corp. (c)	6,748	166,253
Open Text Corp. (c)	10,588	726,677

		1,181,802

Technology Hardware & Equipment 0.1%
Celestica, Inc. *	24,182	256,743
Wi-Lan, Inc.	11,032	35,975

		292,718

Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	10,588	338,246

Transportation 0.2%
TransForce, Inc.	11,679	230,170
Westshore Terminals Investment Corp.	8,557	238,078

		468,248

Utilities 0.8%
Algonquin Power & Utilities Corp.	28,157	179,902
ATCO Ltd., Class I	20,319	834,217
Atlantic Power Corp.	13,063	52,009
Capital Power Corp. (c)	10,588	207,364
Emera, Inc.	13,364	377,901
Innergex Renewable Energy, Inc.	10,588	86,519
Just Energy Group, Inc. (c)	10,588	64,136
Northland Power, Inc.	10,588	143,930
Superior Plus Corp.	21,176	220,613

		2,166,591

		47,759,654

Denmark 1.7%

Banks 0.4%
Jyske Bank A/S *	13,973	643,405

See financial notes 39

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sydbank A/S *	14,210	342,104

		985,509

Capital Goods 0.3%
NKT Holding A/S	4,823	216,966
Vestas Wind Systems A/S *	38,134	711,809

		928,775

Consumer Durables & Apparel 0.2%
Bang & Olufsen A/S *	5,294	48,660
Pandora A/S	11,441	410,937

		459,597

Food, Beverage & Tobacco 0.0%
East Asiatic Co., Ltd. A/S *	1,031	16,675

Health Care Equipment & Services 0.3%
GN Store Nord A/S	39,705	815,527

Insurance 0.2%
Topdanmark A/S *	23,584	595,295

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Alk-Abello A/S	2,806	234,852
Bavarian Nordic A/S *	2,949	33,361
Genmab A/S *	7,887	232,678

		500,891

Software & Services 0.1%
SimCorp A/S	11,020	344,780

		4,647,049

Finland 2.3%

Capital Goods 0.7%
Cargotec Oyj, B Shares	8,781	296,413
Cramo Oyj	2,977	46,713
Konecranes Oyj	9,968	309,537
Outotec Oyj (c)	33,875	438,189
Ramirent Oyj	20,957	224,940
Uponor Oyj	10,588	187,501
YIT Oyj	23,194	318,069

		1,821,362

Commercial & Professional Services 0.1%
Caverion Corp. *	23,194	150,471
Lassila & Tikanoja Oyj *	10,590	203,176

		353,647

Consumer Durables & Apparel 0.3%
Amer Sports Oyj	33,761	666,869

Diversified Financials 0.2%
Pohjola Bank plc, A Shares	34,344	556,565

Materials 0.4%
Huhtamaki Oyj	24,464	477,422
Kemira Oyj	21,176	332,559
Metsa Board Oyj	64,941	202,946
Outokumpu Oyj *(c)	173,294	104,290
Rautaruukki Oyj	8,375	58,971

		1,176,188

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	13,292	307,245

Real Estate 0.2%
Citycon Oyj	47,159	146,754
Sponda Oyj	49,658	246,201

		392,955

Retailing 0.0%
Stockmann Oyj Abp, B Shares	5,580	96,829

Software & Services 0.1%
Tieto Oyj	17,302	343,813

Telecommunication Services 0.2%
Elisa Oyj	29,400	616,781

Transportation 0.0%
Finnair Oyj	21,176	83,768

		6,416,022

France 3.0%

Automobiles & Components 0.1%
Faurecia *	7,371	187,050
Plastic Omnium S.A.	2,940	193,718

		380,768

Capital Goods 0.2%
Mersen	3,697	96,669
Nexans S.A.	6,472	365,553
Saft Groupe S.A.	5,432	131,649

		593,871

Commercial & Professional Services 0.2%
Derichebourg S.A. *	9,940	30,408
Teleperformance	10,643	478,625

		509,033

Consumer Durables & Apparel 0.1%
Nexity S.A.	6,698	246,059

Energy 0.3%
Bourbon S.A.	13,623	355,584
Etablissements Maurel et Prom	21,823	358,978
Maurel & Prom Nigeria	26,594	122,734

		837,296

Food & Staples Retailing 0.1%
Rallye S.A.	6,348	222,780

Food, Beverage & Tobacco 0.0%
Vilmorin & Cie S.A.	564	67,059

Health Care Equipment & Services 0.2%
Medica S.A.	14,948	323,842
Orpea	7,405	339,893

		663,735

Materials 0.1%
S.A. des Ciments Vicat	3,382	219,854

Media 0.6%
Havas S.A.	76,224	551,995
Ipsos	6,924	265,317
Metropole Television S.A.	19,543	373,141
Societe d’Edition de Canal +	28,596	199,846
Solocal Group *(c)	14,196	31,635
Technicolor S.A. *	37,203	176,601

		1,598,535

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Eurofins Scientific	686	158,569

40 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Virbac S.A.	1,537	280,899

		439,468

Real Estate 0.1%
Mercialys S.A.	10,588	203,835

Semiconductors & Semiconductor Equipment 0.0%
Silicon-On-Insulator Technologies *(c)	7,477	17,352

Software & Services 0.4%
Alten S.A.	8,190	328,948
Altran Technologies S.A. *	37,807	275,185
GameLoft SE *	9,800	83,349
Groupe Steria SCA	6,811	102,203
UbiSoft Entertainment *	28,621	431,364

		1,221,049

Technology Hardware & Equipment 0.3%
Ingenico	5,748	400,188
Neopost S.A.	5,935	414,772

		814,960

Utilities 0.2%
Rubis	7,433	448,305
Sechilienne-Sidec	1,590	31,155

		479,460

		8,515,114

Germany 5.3%

Automobiles & Components 0.2%
ElringKlinger AG	6,373	231,137
Leoni AG	7,765	425,376

		656,513

Banks 0.1%
Aareal Bank AG *	10,194	275,624

Capital Goods 1.2%
Bauer AG	893	20,783
BayWa AG	3,172	151,828
Deutz AG *	33,393	299,902
Duerr AG	1,050	70,334
Gildemeister AG	15,697	348,556
Heidelberger Druckmaschinen AG *	23,497	63,206
Kloeckner & Co. SE *	17,723	227,853
Krones AG	4,485	379,082
KUKA AG	7,578	317,857
Nordex SE *	8,591	99,880
NORMA Group AG	5,880	236,013
Pfeiffer Vacuum Technology AG	2,580	299,749
Rational AG	992	294,246
Rheinmetall AG	2,806	137,288
SGL Carbon SE (c)	7,941	250,728
Vossloh AG	1,901	156,290

		3,353,595

Consumer Durables & Apparel 0.1%
Gerry Weber International AG	6,884	308,581

Food, Beverage & Tobacco 0.0%
KWS Saat AG	315	101,015

Health Care Equipment & Services 0.2%
Carl Zeiss Meditec AG	2,105	63,993
Draegerwerk AG & Co. KGaA	236	23,728
Rhoen Klinikum AG	13,230	306,597

		394,318

Materials 0.6%
Aurubis AG	10,163	585,018
Symrise AG	22,762	992,862

		1,577,880

Media 0.7%
CTS Eventim AG	2,105	88,544
ProSiebenSat.1 Media AG - Reg’d	21,098	892,321
Sky Deutschland AG *	109,593	916,189

		1,897,054

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Gerresheimer AG	4,051	243,846
MorphoSys AG *	6,814	491,297
Stada Arzneimittel AG	14,428	696,306

		1,431,449

Real Estate 0.8%
Alstria Office REIT-AG *	14,224	167,677
Deutsche Euroshop AG	9,968	406,275
Deutsche Wohnen AG	26,470	463,167
DIC Asset AG	10,588	103,454
GAGFAH S.A. *	20,957	255,558
GSW Immobilien AG	9,800	425,983
LEG Immobilien AG *	4,165	223,468
Patrizia Immobilien AG *	5,821	51,557
TAG Immobilien AG	9,800	114,311

		2,211,450

Retailing 0.0%
Delticom AG	350	17,837

Semiconductors & Semiconductor Equipment 0.2%
Aixtron SE *	21,086	329,060
Dialog Semiconductor plc *	14,243	258,612
SMA Solar Technology AG	1,257	40,211

		627,883

Software & Services 0.3%
Bechtle AG	2,636	127,320
Wirecard AG	21,303	665,034

		792,354

Technology Hardware & Equipment 0.2%
Jenoptik AG	8,135	110,915
Wincor Nixdorf AG	6,727	420,804

		531,719

Telecommunication Services 0.2%
Freenet AG *	27,081	637,227
QSC AG	5,392	25,155

		662,382

		14,839,654

Greece 0.9%

Banks 0.3%
Alpha Bank AE *	343,000	229,758
National Bank of Greece S.A. *	67,732	273,293
Piraeus Bank S.A. *	173,807	254,392

		757,443

See financial notes 41

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.1%
Ellaktor S.A. *	16,000	42,617
Frigoglass S.A. *	5,400	33,466
Metka S.A.	3,200	42,027

		118,110

Consumer Services 0.1%
Intralot S.A. Integrated Lottery Systems & Services	19,200	38,229
OPAP S.A.	33,750	333,771

		372,000

Diversified Financials 0.0%
Hellenic Exchanges S.A. Holding Clearing Settlement and Registry	9,401	69,047
Marfin Investment Group Holdings S.A. *	75,016	27,795

		96,842

Energy 0.0%
Motor Oil (Hellas) Corinth Refineries S.A.	11,800	109,850

Materials 0.2%
Mytilineos Holdings S.A. *	14,000	73,841
Titan Cement Co. S.A. *	11,550	223,574
Viohalco Hellenic Copper and Aluminum Industry S.A. *	23,738	124,578

		421,993

Real Estate 0.0%
Eurobank Properties Real Estate Investment Co. *	9,800	84,253

Retailing 0.1%
Folli Follie Group *	4,702	105,401
JUMBO S.A. *	15,000	158,034

		263,435

Utilities 0.1%
Athens Water Supply & Sewage Co. S.A.	6,118	48,565
Public Power Corp. S.A.	18,352	172,780

		221,345

		2,445,271

Hong Kong 1.7%

Automobiles & Components 0.1%
Minth Group Ltd.	226,000	406,861

Capital Goods 0.0%
Singamas Container Holdings Ltd.	420,000	95,327

Consumer Durables & Apparel 0.0%
Stella International Holdings Ltd.	52,500	128,637

Consumer Services 0.1%
NagaCorp Ltd.	107,343	89,425
Regal Hotels International Holdings Ltd.	64,000	32,849
REXLot Holdings Ltd.	2,625,000	182,799

		305,073

Diversified Financials 0.0%
Value Partners Group Ltd.	210,000	119,700

Energy 0.2%
Anton Oilfield Services Group (c)	196,041	125,142
Honghua Group Ltd. (c)	393,677	115,751
Newocean Energy Holdings Ltd. (c)	140,626	90,675
Sino Oil & Gas Holdings Ltd. *(c)	6,880,000	173,899

		505,467

Materials 0.1%
CST Mining Group Ltd. *	1,320,000	13,277
G-Resources Group Ltd. *(c)	5,940,000	214,485
Yingde Gases	157,500	141,162

		368,924

Real Estate 0.2%
K Wah International Holdings Ltd.	210,000	98,847
Lai Sun Development Co., Ltd. *	2,325,000	66,862
Sunlight Real Estate Investment Trust	210,000	81,515
Yuexiu Real Estate Investment Trust	420,000	210,693

		457,917

Retailing 0.5%
Chow Sang Sang Holdings International Ltd.	26,000	71,585
Emperor Watch & Jewellery Ltd.	1,240,000	92,747
Giordano International Ltd. (c)	210,000	201,757
Luk Fook Holdings International Ltd. (c)	80,000	273,393
New World Department Store China Ltd.	210,000	110,763
SA SA International Holdings Ltd.	392,000	420,087
Trinity Ltd. (c)	244,000	85,902

		1,256,234

Technology Hardware & Equipment 0.1%
Ju Teng International Holdings Ltd. (c)	210,000	117,533
TCL Communication Technology Holdings Ltd.	98,000	54,343
Truly International Holdings (c)	392,000	242,144

		414,020

Telecommunication Services 0.1%
SmarTone Telecommunications Holding Ltd. (c)	105,000	151,927

Transportation 0.2%
Pacific Basin Shipping Ltd.	689,000	431,824

Utilities 0.1%
Towngas China Co., Ltd. (c)	218,000	205,225

		4,847,136

Ireland 1.1%

Capital Goods 0.4%
Grafton Group plc	70,408	594,176
Kingspan Group plc	35,997	555,823

		1,149,999

Consumer Services 0.2%
Paddy Power plc	5,880	471,792

Food, Beverage & Tobacco 0.3%
C&C Group plc	84,704	469,101

42 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Glanbia plc	20,556	273,762

		742,863

Materials 0.2%
Smurfit Kappa Group plc	31,764	643,757

Transportation 0.0%
Aer Lingus Group plc	42,352	94,379

		3,102,790

Israel 0.4%

Capital Goods 0.0%
Clal Industries Ltd.	8,768	37,304

Food & Staples Retailing 0.1%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	2,450	123,878

Health Care Equipment & Services 0.0%
Given Imaging Ltd. *	6,344	116,399

Insurance 0.1%
Menorah Mivtachim Holdings Ltd. *	9,800	108,233
Phoenix Holdings Ltd.	5,075	17,341

		125,574

Materials 0.1%
Frutarom Industries Ltd.	9,800	161,035

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Kamada Ltd. *	3,506	45,835

Real Estate 0.0%
Africa Israel Investments Ltd. *	26,560	46,991
Jerusalem Economy Ltd.	6,314	51,824

		98,815

Semiconductors & Semiconductor Equipment 0.0%
Nova Measuring Instruments Ltd. *	10,588	96,066

Software & Services 0.1%
Allot Communications Ltd. *	5,294	67,322
Babylon Ltd.	8,841	66,846

		134,168

Technology Hardware & Equipment 0.0%
Gilat Satellite Networks Ltd. *	7,517	36,304
Ituran Location and Control Ltd.	4,233	78,451

		114,755

		1,053,829

Italy 2.7%

Automobiles & Components 0.0%
Piaggio & C S.p.A.	37,058	95,286

Banks 0.5%
Banca Carige S.p.A. *(c)	35,550	23,415
Banca Piccolo Credito Valtellinese Scarl *	61,923	78,263
Banca Popolare dell’Emilia Romagna Scrl *	57,134	405,313
Banca Popolare di Milano Scarl *(c)	735,899	369,124
Banca Popolare di Sondrio Scrl	55,587	305,355
Credito Emiliano S.p.A.	24,192	135,509

		1,316,979

Capital Goods 0.2%
Danieli & C Officine Meccaniche S.p.A.	15,810	273,722
Interpump Group S.p.A.	14,700	150,997
Trevi Finanziaria Industriale S.p.A.	2,128	17,341

		442,060

Consumer Durables & Apparel 0.4%
Brunello Cucinelli S.p.A.	2,940	86,838
De’Longhi S.p.A.	5,294	78,463
Safilo Group S.p.A. *	2,583	45,299
Salvatore Ferragamo Italia S.p.A.	9,800	321,765
Tod’s S.p.A.	3,240	578,037

		1,110,402

Diversified Financials 0.3%
Azimut Holding S.p.A.	26,168	560,708
Banca Generali S.p.A.	15,697	354,144

		914,852

Energy 0.1%
Cam Finanziaria S.p.A. *	41,893	44,109
ERG S.p.A.	22,494	218,895
Saras S.p.A. *	58,800	70,944

		333,948

Health Care Equipment & Services 0.3%
DiaSorin S.p.A.	7,405	298,786
Sorin S.p.A. *	150,039	401,618

		700,404

Insurance 0.3%
Fondiaria-Sai S.p.A. *	151,363	285,210
Milano Assicurazioni S.p.A. *	134,243	84,807
Societa Cattolica di Assicurazioni Scrl	8,967	200,888
Unipol Gruppo Finanziario S.p.A.	44,661	160,769

		731,674

Materials 0.0%
Italcementi S.p.A.	4,273	27,496
Italcementi S.p.A. RSP	9,952	32,413
Italmobiliare S.p.A. *	3,067	44,849

		104,758

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	24,927	280,370

Real Estate 0.0%
Beni Stabili S.p.A.	169,565	103,969

Retailing 0.1%
Yoox S.p.A. *	6,345	196,195

Transportation 0.1%
Ansaldo STS S.p.A.	43,058	371,885

Utilities 0.3%
A2A S.p.A.	211,259	183,296
ACEA S.p.A.	21,081	194,582
Hera S.p.A.	147,334	289,858
IREN S.p.A.	97,069	111,996

		779,732

		7,482,514

See financial notes 43

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Japan 13.1%

Automobiles & Components 0.8%
Akebono Brake Industry Co., Ltd. (c)	21,000	90,537
Daido Metal Co., Ltd.	7,000	57,076
Keihin Corp.	10,500	152,607
Mitsuba Corp.	3,000	48,311
Musashi Seimitsu Industry Co., Ltd. (c)	10,500	257,377
Nifco, Inc. (c)	10,500	250,206
Nissin Kogyo Co., Ltd.	14,200	252,261
Press Kogyo Co., Ltd.	28,000	110,156
Showa Corp.	10,500	131,738
Toyo Tire & Rubber Co., Ltd.	20,000	108,648
TPR Co., Ltd.	10,500	179,789
TS Tech Co., Ltd.	11,400	384,589
Unipres Corp.	8,000	174,326

		2,197,621

Banks 0.6%
Bank of the Ryukyus Ltd. (c)	10,500	131,524
FIDEA Holdings Co., Ltd.	52,500	100,061
Kiyo Holdings, Inc.	315,000	414,157
The Bank of Nagoya Ltd.	27,000	92,738
The Bank of Okinawa Ltd. (c)	3,200	125,241
The Chiba Kogyo Bank Ltd. *	9,800	66,222
The Fukui Bank Ltd.	113,000	237,252
The Miyazaki Bank Ltd.	31,000	90,047
The Oita Bank Ltd.	48,000	146,767
The Toho Bank Ltd.	23,000	67,278
The Tokyo Tomin Bank Ltd.	10,500	115,793
The Tsukuba Bank Ltd.	26,400	87,449
The Yachiyo Bank Ltd.	2,200	64,555
TOMONY Holdings, Inc.	21,000	74,056

		1,813,140

Capital Goods 2.9%
Aica Kogyo Co., Ltd. (c)	19,600	356,382
Aida Engineering Ltd.	10,500	84,116
Asahi Diamond Industrial Co., Ltd.	10,900	102,651
Central Glass Co., Ltd.	105,000	322,122
Denyo Co., Ltd.	10,500	117,826
Endo Lighting Corp. (c)	1,600	34,343
Futaba Corp.	19,600	227,133
Hanwa Co., Ltd.	98,000	424,502
Hazama Ando Corp.	29,400	61,728
Hitachi Zosen Corp.	272,500	399,939
Hosokawa Micron Corp.	3,000	18,804
Inaba Denki Sangyo Co., Ltd.	11,300	314,417
Japan Bridge Corp. *(c)	11,100	19,346
Kanamoto Co., Ltd.	3,000	69,622
Kitz Corp. (c)	31,500	134,842
Komori Corp.	7,900	91,468
Kyowa Exeo Corp.	33,900	366,244
Maeda Corp.	32,000	171,228
Makino Milling Machine Co., Ltd.	6,000	34,245
Mirait Holdings Corp.	21,000	166,091
Mitsui Matsushima Co., Ltd.	15,000	22,474
Miura Co., Ltd.	10,900	280,846
MonotaRO Co., Ltd.	4,800	119,566
Nachi-Fujikoshi Corp.	26,000	129,318
Namura Shipbuilding Co., Ltd.	5,500	52,974
NEC Capital Solutions Ltd.	1,800	40,361
Nichias Corp.	19,000	121,031
Nishimatsu Construction Co., Ltd.	12,000	27,641
Nishio Rent All Co., Ltd.	2,000	43,785
Nitto Boseki Co., Ltd. (c)	78,000	287,785
Noritz Corp.	21,000	422,076
Obara Group, Inc. (c)	1,500	40,361
Oiles Corp. (c)	10,500	227,519
Okabe Co., Ltd.	10,500	109,693
Okumura Corp.	113,000	420,374
OSG Corp. (c)	9,800	156,816
Penta-Ocean Construction Co., Ltd.	52,500	124,140
Sankyo Tateyama, Inc.	10,500	213,927
Sanwa Holdings Corp.	45,000	251,796
Shima Seiki Manufacturing Ltd.	9,800	189,378
Sintokogio Ltd.	27,000	192,631
Sodick Co., Ltd.	9,800	43,049
Sumitomo Densetsu Co., Ltd.	2,800	35,216
Sumitomo Mitsui Construction Co., Ltd. *	119,000	92,177
Tadano Ltd. (c)	10,000	140,345
Taikisha Ltd.	10,500	233,298
Takasago Thermal Engineering Co., Ltd.	21,000	166,947
Takuma Co., Ltd.	4,000	34,857
Tatsuta Electric Wire and Cable Co., Ltd.	3,500	29,144
The Nippon Road Co., Ltd.	6,000	30,637
Toa Corp. *	16,000	22,178
Totetsu Kogyo Co., Ltd.	1,700	32,765
Tsubakimoto Chain Co. (c)	24,000	161,443
Tsugami Corp. (c)	5,000	22,219
Wakita & Co., Ltd. (c)	3,000	32,839
YAMABIKO Corp. (c)	900	23,859
Yokogawa Bridge Holdings Corp.	2,000	24,706

		8,117,220

Commercial & Professional Services 0.4%
Daiseki Co., Ltd. (c)	11,300	196,136
Duskin Co., Ltd.	12,100	228,891
Meitec Corp.	11,600	288,359
Mitsubishi Pencil Co., Ltd.	10,500	235,973
Moshi Moshi Hotline, Inc.	1,900	20,837
Nissha Printing Co., Ltd. (c)	5,100	85,195
Pilot Corp.	2,200	74,219
Temp Holdings Co., Ltd. (c)	1,700	37,044

		1,166,654

Consumer Durables & Apparel 0.6%
Alpine Electronics, Inc.	10,500	102,844
Fujibo Holdings, Inc.	10,000	19,467
Gunze Ltd.	105,000	262,192
JVC Kenwood Corp.	31,500	64,532
Mizuno Corp.	39,000	238,893
Pressance Corp.	1,200	33,279
Sangetsu Co., Ltd.	11,300	288,388
Seiko Holdings Corp. (c)	18,000	71,732
Tamron Co., Ltd.	10,500	203,761
Token Corp.	1,050	53,723
Tomy Co., Ltd.	39,200	182,985
Touei Housing Corp.	1,600	33,071
TSI Holdings Co., Ltd.	29,400	192,974

		1,747,841

44 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Services 0.7%
Accordia Golf Co., Ltd.	420	456,322
Colowide Co., Ltd. (c)	8,000	84,228
Doutor Nichires Holdings Co., Ltd.	21,000	327,259
HIS Co., Ltd.	4,100	208,103
Resorttrust, Inc.	9,800	315,130
Round One Corp.	3,600	20,290
Saizeriya Co., Ltd. (c)	6,400	84,081
Tokyo Dome Corp.	22,000	147,541
Tokyotokeiba Co., Ltd. (c)	27,000	115,028
Yomiuri Land Co., Ltd.	5,000	41,890
Yoshinoya Holdings Co., Ltd. (c)	10,000	115,171
Zensho Holdings Co., Ltd. (c)	10,500	118,682

		2,033,725

Diversified Financials 0.5%
Fuyo General Lease Co., Ltd.	9,800	316,628
IBJ Leasing Co., Ltd. (c)	9,800	222,539
Ichiyoshi Securities Co., Ltd.	5,200	63,599
Jaccs Co., Ltd.	14,000	60,786
Japan Securities Finance Co., Ltd.	21,000	129,277
kabu.com Securities Co., Ltd.	36,900	165,855
Kyokuto Securities Co., Ltd.	1,500	23,559
Marusan Securities Co., Ltd.	3,900	23,611
Monex Group, Inc.	137	50,547
Okasan Securities Group, Inc.	14,000	105,448
Tokai Tokyo Financial Holdings, Inc.	16,500	114,019
Toyo Securities Co., Ltd.	4,000	11,945
Zenkoku Hosho Co., Ltd.	2,200	78,255

		1,366,068

Energy 0.1%
Itochu Enex Co., Ltd.	10,500	52,439
Japan Drilling Co., Ltd.	600	38,526
Modec, Inc.	3,200	91,256
Shinko Plantech Co., Ltd. (c)	10,500	84,437
Toyo Kanetsu KK	17,000	45,569

		312,227

Food & Staples Retailing 0.3%
Ain Pharmaciez, Inc.	1,400	58,360
Arcs Co., Ltd. (c)	10,500	191,668
Cocokara fine, Inc.	10,500	309,387
Izumiya Co., Ltd. (c)	10,000	44,234
Kusuri No Aoki Co., Ltd.	700	50,155
Ministop Co., Ltd.	2,600	39,352
Okuwa Co., Ltd.	4,000	35,795
Valor Co., Ltd.	10,500	152,178

		881,129

Food, Beverage & Tobacco 0.5%
Fuji Oil Co., Ltd.	19,600	344,995
Fujiya Co., Ltd.	98,000	185,782
Hokuto Corp. (c)	10,500	184,177
Maruha Nichiro Holdings, Inc.	98,000	183,784
Megmilk Snow Brand Co., Ltd.	10,500	151,536
Morinaga Milk Industry Co., Ltd.	98,000	291,658

		1,341,932

Health Care Equipment & Services 0.5%
Asahi Intecc Co., Ltd. (c)	400	23,646
Jeol Ltd.	7,000	30,750
Nagaileben Co., Ltd.	10,500	158,385
Nihon Kohden Corp.	10,500	388,473
Nikkiso Co., Ltd.	5,000	54,681
Ship Healthcare Holdings, Inc.	10,500	380,981
Toho Holdings Co., Ltd.	21,000	346,094
Tokai Corp.	500	13,739
Tsukui Corp.	3,800	42,990

		1,439,739

Household & Personal Products 0.3%
Aderans Co., Ltd. (c)	12,200	174,952
Dr Ci:Labo Co., Ltd. (c)	20	51,919
Fancl Corp.	9,800	123,255
Mandom Corp.	11,300	365,092

		715,218

Materials 1.4%
Adeka Corp.	31,500	344,810
Asahi Holdings, Inc.	10,500	176,578
Daio Paper Corp. (c)	10,000	54,833
Earth Chemical Co., Ltd.	9,800	361,076
Fujimi, Inc.	10,500	133,986
Fujimori Kogyo Co., Ltd.	1,200	36,692
Hokuetsu Kishu Paper Co., Ltd.	13,500	56,551
Ishihara Sangyo Kaisha Ltd. *(c)	98,000	74,912
Konishi Co., Ltd.	900	17,016
Kureha Corp.	32,000	108,281
Kurimoto Ltd.	8,000	22,015
Kyoei Steel Ltd. (c)	10,500	172,084
Nihon Nohyaku Co., Ltd.	3,000	33,389
Nihon Parkerizing Co., Ltd.	7,000	135,270
Nippon Coke & Engineering Co., Ltd.	49,000	55,934
Nippon Light Metal Holdings Co., Ltd.	236,400	301,177
Nippon Soda Co., Ltd.	33,000	191,714
NOF Corp.	32,000	191,449
Sanyo Special Steel Co., Ltd. (c)	30,000	133,007
Sumitomo Light Metal Industries Ltd.	105,000	103,807
Toagosei Co., Ltd.	58,000	234,684
Toho Zinc Co., Ltd.	25,000	73,128
Tokuyama Corp.	98,000	347,592
Tokyo Ohka Kogyo Co., Ltd.	10,500	221,205
Tokyo Steel Manufacturing Co., Ltd.	14,400	70,595
Topy Industries Ltd.	50,000	97,844
Toyo Ink SC Holdings Co., Ltd.	50,000	231,871

		3,981,500

Media 0.2%
Avex Group Holdings, Inc.	9,800	276,376
Kadokawa Corp. (c)	9,800	330,612

		606,988

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
ASKA Pharmaceutical Co., Ltd.	2,000	14,147
JCR Pharmaceuticals Co., Ltd. (c)	2,300	42,875
Nichi-iko Pharmaceutical Co., Ltd.	11,300	237,137
Seikagaku Corp.	19,600	263,291

		557,450

Real Estate 0.5%
Daibiru Corp.	10,500	111,084
Daikyo, Inc.	105,000	306,069
Goldcrest Co., Ltd.	1,900	42,545
Heiwa Real Estate Co., Ltd.	10,500	166,733

See financial notes 45

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Iida Home Max (c)	1,800	32,252
Kenedix, Inc. *(c)	53,700	233,704
Leopalace21 Corp. *	31,500	194,879
Takara Leben Co., Ltd.	20,600	71,176
TOC Co., Ltd. (c)	21,000	167,161

		1,325,603

Retailing 0.8%
AOKI Holdings, Inc.	2,600	74,967
Arata Corp.	11,000	38,903
Arc Land Sakamoto Co., Ltd.	10,500	150,145
ASKUL Corp.	9,800	191,875
Bic Camera, Inc. (c)	105	45,643
DCM Holdings Co., Ltd.	21,000	144,045
EDION Corp. (c)	21,000	114,081
Geo Holdings Corp.	105	93,640
Gulliver International Co., Ltd. (c)	19,600	105,476
Joshin Denki Co., Ltd.	10,000	77,766
Matsuya Co., Ltd. *	9,800	113,267
Start Today Co., Ltd.	9,800	219,742
Tsutsumi Jewelry Co., Ltd.	4,000	94,542
United Arrows Ltd.	9,800	395,037
Xebio Co., Ltd. (c)	10,500	237,150
Yellow Hat Ltd.	10,500	184,391

		2,280,670

Semiconductors & Semiconductor Equipment 0.2%
Sanken Electric Co., Ltd. (c)	18,000	95,398
Shindengen Electric Manufacturing Co., Ltd.	9,000	50,726
Tokyo Seimitsu Co., Ltd.	10,500	197,875
Ulvac, Inc. *	9,800	86,299

		430,298

Software & Services 0.4%
Dwango Co., Ltd.	14	48,871
Fuji Soft, Inc.	9,800	166,804
GMO internet, Inc.	15,100	167,444
Ines Corp. (c)	9,800	56,933
Internet Initiative Japan, Inc.	2,400	69,470
IT Holdings Corp.	9,800	117,262
Net One Systems Co., Ltd.	19,600	146,828
Nihon Unisys Ltd.	19,600	160,012
Transcosmos, Inc.	9,800	148,626

		1,082,250

Technology Hardware & Equipment 0.9%
Ai Holdings Corp.	9,800	100,182
Amano Corp.	10,900	109,539
Canon Electronics, Inc.	10,500	184,819
Daiwabo Holdings Co., Ltd.	105,000	174,438
Enplas Corp.	1,400	103,307
Hitachi Kokusai Electric, Inc.	3,000	30,790
Horiba Ltd.	10,300	334,883
Hosiden Corp.	42,000	223,880
Japan Cash Machine Co., Ltd.	2,500	35,520
Mitsumi Electric Co., Ltd.	9,800	71,916
Nichicon Corp.	20,500	210,610
Nippon Chemi-Con Corp. *	5,000	19,722
Oki Electric Industry Co., Ltd. *	105,000	176,579
Riso Kagaku Corp.	2,600	63,307
Ryosan Co., Ltd.	11,300	190,954
Star Micronics Co., Ltd. (c)	10,500	101,345
Toko, Inc. *	5,000	16,307
Topcon Corp. (c)	10,500	140,193
Wacom Co., Ltd.	42,000	361,718

		2,650,009

Transportation 0.3%
Iino Kaiun Kaisha Ltd.	2,300	11,979
Japan Airport Terminal Co., Ltd. (c)	21,000	386,332
Mitsui-Soko Co., Ltd.	6,000	28,008
Nippon Konpo Unyu Soko Co., Ltd.	10,500	163,415
The Sumitomo Warehouse Co., Ltd.	32,000	169,271

		759,005

		36,806,287

Netherlands 1.9%

Capital Goods 0.4%
Aalberts Industries N.V.	20,115	499,971
Arcadis N.V.	11,678	288,724
Grontmij *	8,206	34,885
Koninklijke BAM Groep N.V.	47,062	191,691
Royal Imtech N.V. *	79,940	193,952

		1,209,223

Commercial & Professional Services 0.0%
USG People N.V.	2,168	15,723

Consumer Durables & Apparel 0.0%
TomTom N.V. *(c)	12,699	77,546

Diversified Financials 0.1%
BinckBank N.V.	18,229	158,643

Food & Staples Retailing 0.1%
Sligro Food Group N.V.	4,150	158,037

Food, Beverage & Tobacco 0.3%
CSM N.V.	15,697	370,702
Nutreco N.V.	12,804	601,048

		971,750

Insurance 0.2%
Delta Lloyd N.V.	29,844	568,641

Materials 0.1%
APERAM	7,595	102,551
Koninklijke Ten Cate N.V.	7,107	172,198

		274,749

Real Estate 0.3%
Eurocommercial Properties N.V.	9,530	354,997
VastNed Retail N.V.	4,969	206,359
Wereldhave N.V.	4,049	268,979

		830,335

Retailing 0.0%
Beter Bed Holding N.V.	3,172	62,864

Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	11,008	343,428

Software & Services 0.1%
Unit 4 N.V.	5,294	184,988

Technology Hardware & Equipment 0.1%
TKH Group N.V.	11,056	312,197

Transportation 0.1%
PostNL N.V. *	79,290	279,153

		5,447,277

46 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

New Zealand 0.6%

Energy 0.0%
New Zealand Oil & Gas Ltd.	112,639	74,498

Health Care Equipment & Services 0.2%
Ryman Healthcare Ltd.	79,875	417,064

Insurance 0.0%
Tower Ltd.	36,652	49,049

Materials 0.0%
Nuplex Industries Ltd. (c)	45,049	111,164

Real Estate 0.1%
Goodman Property Trust	256,147	208,050
Precinct Properties New Zealand Ltd.	105,880	85,998

		294,048

Retailing 0.1%
Kathmandu Holdings Ltd.	29,469	66,792
Trade Me Ltd.	32,493	109,337

		176,129

Transportation 0.1%
Freightways Ltd.	31,764	102,461
Mainfreight Ltd.	10,588	86,818

		189,279

Utilities 0.1%
Infratil Ltd.	155,710	286,068

		1,597,299

Norway 2.1%

Banks 0.1%
SpareBank 1 SR Bank A.S.A.	9,001	72,261
Sparebanken 1 SMN	32,417	258,130

		330,391

Commercial & Professional Services 0.2%
Tomra Systems A.S.A.	47,728	426,386

Diversified Financials 0.0%
Aker A.S.A., A Shares	2,940	88,749

Energy 0.9%
BW Offshore Ltd.	63,238	74,913
Det Norske Oljeselskap A.S.A. *(c)	11,350	149,920
DNO International A.S.A. *	222,348	481,811
Fred. Olsen Energy A.S.A.	6,200	286,504
Kvaerner A.S.A. (c)	20,857	32,910
Petroleum Geo-Services A.S.A.	39,705	508,582
Prosafe SE	42,352	377,322
Songa Offshore SE *(c)	24,084	25,387
TGS Nopec Geophysical Co. A.S.A.	19,579	576,332

		2,513,681

Food, Beverage & Tobacco 0.3%
Austevoll Seafood A.S.A.	15,882	86,297
Cermaq A.S.A.	13,235	218,118
Marine Harvest	476,482	442,000

		746,415

Insurance 0.1%
Storebrand A.S.A. *	58,800	328,900

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Algeta A.S.A. *	9,749	410,099

Real Estate 0.1%
Norwegian Property A.S.A.	124,973	164,564

Semiconductors & Semiconductor Equipment 0.1%
Nordic Semiconductor A.S.A. *(c)	43,781	159,308
Renewable Energy Corp. A.S.A. *(c)	296,452	135,927

		295,235

Software & Services 0.1%
Atea A.S.A.	24,927	247,094
Opera Software A.S.A.	10,588	98,477

		345,571

Transportation 0.1%
Golden Ocean Group Ltd. *	36,592	46,572
Norwegian Air Shuttle A.S.A. *	1,456	52,078
Wilh Wilhelmsen A.S.A.	13,507	116,810

		215,460

		5,865,451

Portugal 0.4%

Banks 0.1%
Banco Comercial Portugues S.A. - Reg’d *	1,905,595	241,221

Capital Goods 0.1%
Mota - Engil SGPS S.A.	5,545	20,071
Sonae	236,391	258,715

		278,786

Materials 0.1%
Altri SGPS S.A.	28,430	70,252
Portucel S.A.	39,538	136,854
Semapa-Sociedade de Investimento e Gestao	2,695	23,738

		230,844

Media 0.1%
ZON OPTIMUS, SGPS, S.A.	86,172	473,027

		1,223,878

Republic of Korea 4.3%

Automobiles & Components 0.1%
Kumho Tire Co., Inc. *	13,440	129,551
Nexen Tire Corp.	9,130	129,542
Ssangyong Motor Co. *	20,300	154,163

		413,256

Banks 0.0%
JB Financial Group Co., Ltd. *	18,054	100,187

Capital Goods 0.4%
Hanjin Heavy Industries & Construction Co., Ltd. *	9,500	104,410
Hyundai Elevator Co., Ltd. *	2,790	167,141
iMarketKorea, Inc.	6,000	133,507
Korea Electric Terminal Co., Ltd.	2,000	69,006
Kumho Electric Co., Ltd.	890	22,610
LG International Corp.	9,293	264,546
LS Industrial Systems Co., Ltd.	2,126	118,553
S&T Dynamics Co., Ltd.	3,200	36,034

See financial notes 47

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sung Kwang Bend Co., Ltd.	3,300	85,023
Taihan Electric Wire Co., Ltd. *	19,579	42,066
TK Corp. *	3,399	72,111

		1,115,007

Commercial & Professional Services 0.1%
KEPCO Plant Service & Engineer Co., Ltd.	2,850	135,561

Consumer Durables & Apparel 0.2%
Fila Korea Ltd.	1,500	88,510
Handsome Co., Ltd.	2,000	47,655
Hanssem Co., Ltd.	2,000	66,844
LG Fashion Corp.	5,800	135,066
Youngone Corp.	4,000	109,905
Youngone Holdings Co., Ltd.	1,780	98,457

		546,437

Consumer Services 0.3%
Grand Korea Leisure Co., Ltd.	2,500	72,519
Hana Tour Service, Inc.	2,970	166,419
Hotel Shilla Co., Ltd.	7,420	449,859
MegaStudy Co., Ltd.	600	39,404
Paradise Co., Ltd.	7,840	156,793

		884,994

Diversified Financials 0.2%
KIWOOM Securities Co., Ltd.	2,840	132,527
Macquarie Korea Infrastructure Fund	48,740	300,330
TONGYANG Securities, Inc.	32,590	87,784

		520,641

Energy 0.0%
SK Gas Co., Ltd.	2,000	129,724

Food & Staples Retailing 0.0%
Dongsuh Cos., Inc.	3,600	94,050

Food, Beverage & Tobacco 0.3%
Binggrae Co., Ltd.	960	78,007
Daesang Corp.	7,130	198,154
Lotte Samkang Co., Ltd.	160	87,924
Maeil Dairy Industry Co., Ltd.	2,000	59,367
Namyang Dairy Products Co., Ltd.	80	58,015
Ottogi Corp.	400	117,472
Samyang Holdings Corp.	1,310	100,429

		699,368

Health Care Equipment & Services 0.0%
Chabio & Diostech Co., Ltd. *	6,400	56,675
Osstem Implant Co., Ltd. *	1,091	26,635

		83,310

Household & Personal Products 0.0%
Able C&C Co., Ltd.	530	16,687

Insurance 0.2%
Korean Reinsurance Co.	23,700	249,800
LIG Insurance Co., Ltd.	7,100	157,344
Meritz Fire & Marine Insurance Co., Ltd.	19,082	220,035

		627,179

Materials 0.6%
CNK International Co., Ltd. *	6,671	30,349
Foosung Co., Ltd. *	20,000	76,483
Hanil Cement Co., Ltd.	1,330	71,409
Hansol Paper Co.	7,690	77,936
Huchems Fine Chemical Corp.	4,000	77,294
Kolon Industries, Inc.	2,920	140,995
Lock & Lock Co., Ltd.	2,000	41,530
Poongsan Corp.	5,250	121,312
Seah Besteel Corp.	5,000	133,778
SK Chemicals Co., Ltd.	5,070	212,611
Soulbrain Co., Ltd.	1,540	65,065
Ssangyong Cement Industrial Co., Ltd. *	7,030	34,705
Taekwang Industrial Co., Ltd.	240	249,935
Young Poong Corp.	186	220,844

		1,554,246

Media 0.2%
CJ CGV Co., Ltd.	4,500	196,613
CJ E&M Corp. *	3,000	103,103
KT Skylife Co., Ltd.	2,500	74,321
SBS Media Holdings Co., Ltd.	3,500	15,182
SM Entertainment Co. *	1,728	51,993
YG Entertainment, Inc.	582	26,530

		467,742

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Chong Kun Dang Pharm Corp.	1,310	67,031
Daewoong Pharmaceutical Co., Ltd.	1,946	122,890
Dong-A Pharmaceutical Co., Ltd.	1,113	141,375
Dong-A ST Co., Ltd. *	1,254	137,821
Green Cross Cell Corp. *	1,150	35,172
Green Cross Corp.	452	51,102
Hanmi Pharm Co., Ltd. *	920	110,229
Ilyang Pharmaceutical Co., Ltd.	1,500	37,296
Komipharm International Co., Ltd. *	3,742	25,181
LG Life Sciences Ltd. *	3,920	182,219
Medipost Co., Ltd. *	1,901	92,306
Medy-Tox, Inc.	416	40,474
Seegene, Inc. *	1,250	59,907
ViroMed Co., Ltd. *	1,507	45,276

		1,148,279

Retailing 0.3%
CJ O Shopping Co., Ltd.	618	185,781
GS Home Shopping, Inc.	705	134,262
Hyundai Greenfood Co. Ltd.	13,170	207,033
Hyundai Home Shopping Network Corp.	1,540	227,521
Interpark Corp.	7,700	57,574
Lotte Himart Co., Ltd.	2,000	143,237

		955,408

Semiconductors & Semiconductor Equipment 0.3%
Duksan Hi-Metal Co., Ltd. *	3,430	74,622
GemVax & Kael Co., Ltd. *	3,295	61,741
Hansol Technics Co., Ltd. *	1,340	23,117
Iljin Display Co., Ltd.	3,430	53,147
Seoul Semiconductor Co., Ltd.	11,280	380,556
Silicon Works Co., Ltd.	1,920	41,858
STS Semiconductor & Telecommunications *	2,630	10,804
Wonik IPS Co., Ltd. *	9,800	58,268

		704,113

Software & Services 0.1%
Ahnlab, Inc.	1,335	69,754

48 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Com2uSCorp *	964	23,230
Daou Technology, Inc.	4,100	51,894
Gamevil, Inc. *	891	44,789
Haansoft, Inc.	5,000	67,564

		257,231

Technology Hardware & Equipment 0.3%
3S Korea Co., Ltd. *	4,761	23,847
Daeduck Electronics Co., Ltd.	9,350	76,397
Daeduck GDS Co., Ltd.	3,200	55,060
Humax Co., Ltd.	9,800	114,770
Interflex Co., Ltd. *	629	22,836
LG Innotek Co., Ltd. *	2,750	208,842
Partron Co., Ltd.	11,480	188,222
SFA Engineering Corp.	3,616	162,875
Sindoh Co., Ltd.	750	41,890

		894,739

Telecommunication Services 0.1%
SK Broadband Co., Ltd. *	50,200	227,020

Transportation 0.1%
Asiana Airlines, Inc. *	23,700	102,375
Hanjin Transportation Co., Ltd.	3,950	73,659

		176,034

Utilities 0.1%
E1 Corp.	1,395	94,252
Samchully Co., Ltd.	1,305	151,068

		245,320

		11,996,533

Singapore 2.2%

Capital Goods 0.1%
Gallant Venture Ltd. *(c)	525,000	117,192
Tat Hong Holdings Ltd. (c)	105,000	69,493
United Engineers Ltd.	14,000	18,641
Vard Holdings Ltd. *(c)	105,000	70,727
Yoma Strategic Holdings Ltd. (c)	184,813	99,879

		375,932

Commercial & Professional Services 0.1%
Blumont Group Ltd. *(c)	257,251	368,725

Consumer Durables & Apparel 0.0%
China Hongxing Sports Ltd. *(a)(b)	884,000	—

Consumer Services 0.1%
GuocoLeisure Ltd. (c)	105,000	62,091
Raffles Education Corp., Ltd. *	210,000	47,699

		109,790

Diversified Financials 0.0%
Asiasons Capital Ltd. *(c)	86,937	66,390

Energy 0.2%
Ezion Holdings Ltd. (c)	143,000	254,247
Ezra Holdings Ltd. *(c)	226,000	146,920
Swiber Holdings Ltd. (c)	196,000	95,947

		497,114

Food, Beverage & Tobacco 0.2%
First Resources Ltd. (c)	98,000	140,466
GMG Global Ltd.	2,006,000	161,831
Pacific Andes Resources Development Ltd.	420,000	40,791
Super Group Ltd.	40,000	135,971

		479,059

Health Care Equipment & Services 0.1%
Biosensors International Group Ltd. (c)	210,000	138,986
Raffles Medical Group Ltd.	105,000	245,075

		384,061

Materials 0.2%
LionGold Corp., Ltd. *(c)	327,000	435,402
Midas Holdings Ltd. (c)	210,000	75,661

		511,063

Real Estate 1.0%
Ascendas India Trust (c)	105,000	49,344
Ascott Residence Trust (c)	105,000	98,277
Cache Logistics Trust	98,000	87,503
Cambridge Industrial Trust	98,000	49,509
CDL Hospitality Trusts (c)	226,000	276,139
Far East Hospitality Trust (c)	98,000	66,779
Fortune Real Estate Investment Trust (c)	210,000	171,154
Frasers Centrepoint Trust	105,000	147,210
Frasers Commercial Trust	125,000	117,975
Keppel REIT (c)	294,000	276,327
Lippo Malls Indonesia Retail Trust	315,000	106,090
Mapletree Commercial Trust	294,000	259,056
Mapletree Industrial Trust	210,000	210,535
Mapletree Logistics Trust	499,000	412,332
Parkway Life Real Estate Investment Trust	105,000	181,751
Religare Health Trust	105,000	62,091
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (c)	105,000	91,286
Starhill Global REIT (c)	315,000	188,741
Ying Li International Real Estate Ltd. *	196,000	60,638

		2,912,737

Software & Services 0.0%
CSE Global Ltd.	105,000	71,960

Transportation 0.1%
SATS Ltd.	125,000	294,694

Utilities 0.1%
Cityspring Infrastructure Trust	294,000	104,774
Hyflux Ltd. (c)	98,000	90,573
Sound Global Ltd. *(c)	98,000	48,741

		244,088

		6,315,613

Spain 1.6%

Capital Goods 0.4%
Abengoa S.A. (c)	37,108	96,638
Construcciones y Auxiliar de Ferrocarriles S.A.	763	338,047
Fomento de Construcciones y Contratas S.A. *(c)	1,384	24,573
Gamesa Corp. Tecnologica S.A.	32,522	227,283
Obrascon Huarte Lain S.A.	7,571	259,561

See financial notes 49

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sacyr Vallehermoso S.A. *	30,723	109,340

		1,055,442

Commercial & Professional Services 0.1%
Prosegur, Compagnia de Seguridad S.A. - Reg’d	63,528	331,721

Consumer Services 0.1%
Melia Hotels International S.A.	11,012	98,811
NH Hoteles S.A. *	10,737	40,704

		139,515

Diversified Financials 0.1%
Bolsas y Mercados Espanoles S.A. (c)	10,588	306,661

Energy 0.1%
Tecnicas Reunidas S.A.	6,904	300,875

Food, Beverage & Tobacco 0.3%
Ebro Foods S.A.	21,405	463,307
Viscofan S.A.	6,200	322,680

		785,987

Insurance 0.1%
Grupo Catalana Occidente S.A.	13,456	347,764

Materials 0.1%
Ence Energia Y Celulosa S.A.	54,310	170,439
Tubacex S.A.	46,327	161,575

		332,014

Media 0.1%
Atresmedia Corporacion de Medios de Comunicaion S.A.	19,815	192,825

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	12,594	153,610
Faes Farma S.A.	42,352	121,464
Zeltia S.A. *	42,238	122,807

		397,881

Software & Services 0.1%
Indra Sistemas S.A.	15,680	226,709

		4,417,394

Sweden 3.1%

Capital Goods 0.6%
Concentric AB	3,191	34,971
Haldex AB	5,356	43,368
Lindab International AB *(c)	12,482	112,445
NCC AB, B Shares	16,526	431,439
Peab AB	44,708	247,848
Saab AB, Class B	3,920	71,690
Trelleborg AB, B Shares	51,579	868,696

		1,810,457

Commercial & Professional Services 0.2%
Intrum Justitia AB	5,294	128,798
Loomis AB, B Shares	18,255	392,564

		521,362

Consumer Durables & Apparel 0.1%
JM AB	10,588	271,951
Nobia AB	6,448	50,511

		322,462

Consumer Services 0.2%
Betsson AB *	7,526	200,674
Rezidor Hotel Group AB *	50,830	248,861
SkiStar AB	735	8,968

		458,503

Diversified Financials 0.3%
Avanza Bank Holding AB (c)	9,165	212,621
Investment AB Oresund *	7,405	134,978
L E Lundbergforetagen AB, B Shares	9,432	368,007

		715,606

Food & Staples Retailing 0.2%
Axfood AB	7,990	355,437
ICA Gruppen AB *(c)	11,302	338,474

		693,911

Food, Beverage & Tobacco 0.2%
AarhusKarlshamn AB	7,953	436,698

Materials 0.3%
BillerudKorsnas AB	25,423	230,556
Hexpol AB	3,499	241,414
Hoganas AB, B Shares	6,188	306,689

		778,659

Media 0.0%
Eniro AB *	15,822	43,380

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Active Biotech AB *(c)	4,840	42,107
Meda AB, A Shares	37,910	416,612
Swedish Orphan Biovitrum AB *	22,971	158,835

		617,554

Real Estate 0.6%
Castellum AB	37,694	515,314
Fabege AB	32,499	337,810
Hufvudstaden AB, A Shares	26,479	321,905
Kungsleden AB	26,068	172,395
Wallenstam AB, B Shares	21,176	273,387
Wihlborgs Fastigheter AB	13,160	204,195

		1,825,006

Retailing 0.1%
CDON Group AB *	12,313	37,654
Mekonomen AB	4,443	146,580

		184,234

Technology Hardware & Equipment 0.1%
Axis Communications AB (c)	9,027	245,728

Transportation 0.0%
SAS AB *	22,309	42,177

		8,695,737

Switzerland 3.5%

Banks 0.2%
Basler Kantonalbank	1,101	98,599
St. Galler Kantonalbank AG - Reg’d	545	213,640
Valiant Holding AG - Reg’d	3,384	317,930

		630,169

Capital Goods 0.9%
AFG Arbonia-Forster Holding AG *	1,960	63,589

50 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Belimo Holding AG - Reg’d	113	283,591
Bucher Industries AG - Reg’d	1,161	284,273
Burckhardt Compression Holding AG	210	84,854
Georg Fischer AG - Reg’d *	1,101	595,725
Huber & Suhner AG - Reg’d	5,545	269,103
Meyer Burger Technology AG *(c)	9,127	92,503
OC Oerlikon Corp. AG - Reg’d *	32,276	399,815
Rieter Holding AG - Reg’d *	1,210	220,484
Schweiter Technologies AG	234	147,442

		2,441,379

Commercial & Professional Services 0.2%
Gategroup Holding AG *	2,647	64,018
Kaba Holding AG, B Shares - Reg’d *	986	399,465

		463,483

Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg’d *	381	268,261

Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg’d *	654	237,955

Diversified Financials 0.1%
Vontobel Holding AG - Reg’d	8,190	302,162

Food, Beverage & Tobacco 0.0%
Emmi AG *	420	117,004

Health Care Equipment & Services 0.1%
Nobel Biocare Holding AG - Reg’d *	16,892	242,764
Straumann Holding AG - Reg’d	429	78,125

		320,889

Insurance 0.2%
Helvetia Holding AG - Reg’d	1,319	564,437

Materials 0.0%
Schmolz + Bickenbach AG - Reg’d *	31,764	115,487

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Acino Holding AG - Reg’d *	400	31,424
Basilea Pharmaceutica *	397	28,400
Galenica AG - Reg’d	945	721,622
Tecan Group AG - Reg’d	3,078	316,581

		1,098,027

Real Estate 0.2%
Allreal Holding AG - Reg’d *	2,119	289,760
Mobimo Holding AG - Reg’d *	1,586	328,291

		618,051

Retailing 0.3%
Dufry AG - Reg’d *	4,758	630,726
Valora Holding AG - Reg’d	654	132,567

		763,293

Semiconductors & Semiconductor Equipment 0.1%
Ams AG	1,913	149,774

Software & Services 0.1%
Temenos Group AG - Reg’d *	10,943	264,655

Technology Hardware & Equipment 0.1%
Kudelski S.A.	4,523	59,909
Logitech International S.A. - Reg’d	37,589	274,540

		334,449

Transportation 0.3%
Flughafen Zuerich AG - Reg’d	654	331,594
Panalpina Welttransport Holding AG - Reg’d	4,049	601,444

		933,038

Utilities 0.1%
Alpiq Holding AG *	397	50,668
BKW AG	3,374	110,730

		161,398

		9,783,911

United Kingdom 22.4%

Banks 0.2%
Paragon Group Cos. plc	85,988	425,382

Capital Goods 3.2%
Ashtead Group plc	96,878	966,601
Balfour Beatty plc	115,977	442,054
Bodycote plc	38,353	372,582
Carillion plc	83,023	367,947
Chemring Group plc	36,104	171,513
DCC plc	15,897	629,286
Fenner plc	36,627	194,338
Galliford Try plc	14,700	216,707
Interserve plc	28,851	249,926
Keller Group plc	10,588	181,966
Kier Group plc	7,405	169,302
Morgan Crucible Co. plc	51,879	236,341
Morgan Sindall Group plc	9,800	102,706
Qinetiq Group plc	130,498	379,511
Rotork plc	17,089	716,388
Senior plc	105,880	442,549
SIG plc	150,039	405,935
Speedy Hire plc	48,295	42,397
Spirax-Sarco Engineering plc	16,532	760,040
Travis Perkins plc	46,550	1,134,129
Ultra Electronics Holdings plc	14,337	411,400
Vesuvius plc	56,563	403,100

		8,996,718

Commercial & Professional Services 1.4%
Berendsen plc	44,821	596,963
Cape plc	15,213	59,656
De La Rue plc	22,587	347,826
Hays plc	111,287	176,454
Homeserve plc	55,707	208,453
ITE Group plc	46,594	200,660
Michael Page International plc	65,011	465,518
Mitie Group plc	87,992	376,902
Regus plc	180,749	494,614
RPS Group plc	66,221	256,093
Shanks Group plc	74,116	107,484
Sthree plc	21,176	111,620
WS Atkins plc	28,833	526,301

		3,928,544

Consumer Durables & Apparel 1.7%
Barratt Developments plc *	197,475	927,114
Bellway plc	30,169	625,824
Bovis Homes Group plc	26,153	300,791
Persimmon plc *	53,465	908,928
Redrow plc *	92,361	321,465
Taylor Wimpey plc	658,075	1,011,869

See financial notes 51

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Berkeley Group Holdings plc	21,982	720,544

		4,816,535

Consumer Services 1.5%
Betfair Group plc	10,588	162,066
Bwin.Party Digital Entertainment plc	148,232	252,230
Dignity plc	13,972	313,393
Domino’s Pizza Group plc	30,551	267,488
Enterprise Inns plc *	80,024	176,647
Greene King plc	50,219	647,883
J.D. Wetherspoon plc	22,198	243,800
Marston’s plc	151,035	364,706
Millennium & Copthorne Hotels plc	40,816	347,892
Mitchells & Butlers plc *	66,846	440,501
Spirit Pub Co. plc	62,330	71,350
The Restaurant Group plc	51,466	430,307
Thomas Cook Group plc *	219,688	479,168

		4,197,431

Diversified Financials 1.6%
Brewin Dolphin Holdings plc	13,874	56,487
Close Brothers Group plc	28,946	464,333
F&C Asset Management plc	105,880	158,872
Henderson Group plc	135,001	344,575
IG Group Holdings plc	67,349	591,755
Intermediate Capital Group plc	94,475	639,524
International Personal Finance plc	51,710	476,342
Jupiter Fund Management plc	52,940	272,785
Provident Financial plc	26,470	690,767
Rathbone Brothers plc	8,632	207,770
SVG Capital plc *	33,784	207,317
Tullett Prebon plc	49,993	264,251

		4,374,778

Energy 1.0%
Afren plc *	196,729	423,614
Anglo Pacific Group plc	10,588	32,102
Bumi plc *	12,033	40,504
Enquest plc *	150,039	288,727
Genel Energy plc *	12,374	177,536
Heritage Oil plc *(c)	36,743	99,040
Hunting plc	32,289	409,073
Lamprell plc *	22,018	50,408
Ophir Energy plc *	62,106	309,831
Premier Oil plc	97,939	545,104
Salamander Energy plc *	75,855	150,195
SOCO International plc	61,531	378,921

		2,905,055

Food & Staples Retailing 0.2%
Booker Group plc	226,102	436,147
Greggs plc	28,581	184,143

		620,290

Food, Beverage & Tobacco 0.6%
Britvic plc	60,710	538,587
Cranswick plc	19,947	344,970
Dairy Crest Group plc	52,347	408,117
Devro plc	67,069	333,138
Greencore Group plc	21,196	48,609
Premier Foods plc *	30,748	62,547

		1,735,968

Health Care Equipment & Services 0.1%
Synergy Health plc	5,880	100,690
United Drug plc	49,044	257,187

		357,877

Household & Personal Products 0.1%
PZ Cussons plc	63,528	394,069

Insurance 1.5%
Amlin plc	91,962	557,928
Beazley plc	153,580	472,770
Catlin Group Ltd.	73,959	534,854
Direct Line Insurance Group plc	105,375	353,394
Hiscox Ltd.	68,159	680,057
Jardine Lloyd Thompson Group plc	26,826	374,927
Lancashire Holdings Ltd.	34,190	380,268
Phoenix Group Holdings	20,390	236,087
St. James’s Place plc	58,621	538,191

		4,128,476

Materials 1.7%
Alent plc	56,563	310,615
Aquarius Platinum Ltd. *	55,748	40,531
AZ Electronic Materials S.A.	75,470	356,888
Centamin plc *	216,757	146,057
DS Smith plc	196,963	785,471
Elementis plc	82,582	316,555
Essentra plc	47,646	567,518
Hochschild Mining plc	39,518	159,795
Kenmare Resources plc *	352,327	143,884
Mondi plc	72,259	1,111,627
New World Resources plc (c)	35,433	37,546
Petra Diamonds Ltd. *	30,199	56,105
Petropavlovsk plc	33,740	55,324
RPC Group plc	26,470	183,972
Synthomer plc	27,617	96,122
Talvivaara Mining Co. plc *	238,253	32,764
Victrex plc	17,415	422,408

		4,823,182

Media 0.4%
Perform Group plc *	7,205	58,290
Rightmove plc	16,932	609,229
UBM plc	37,058	396,116

		1,063,635

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
BTG plc *	74,116	441,517
Dechra Pharmaceuticals plc	15,882	167,799
Genus plc	12,320	278,244
Hikma Pharmaceuticals plc	31,318	491,241

		1,378,801

Real Estate 1.3%
Big Yellow Group plc	38,236	239,547
Capital & Counties Properties plc	128,706	632,526
Derwent London plc	17,076	611,768
Development Securities plc	16,767	49,539
Grainger plc	81,102	215,911
Great Portland Estates plc	66,719	550,613
Hansteen Holdings plc	98,000	149,019
Helical Bar plc	32,566	135,009
Londonmetric Property plc	115,774	193,239
Savills plc	36,684	343,316
Shaftesbury plc	46,214	424,284
Unite Group plc	43,555	241,271

		3,786,042

52 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 1.8%
Carphone Warehouse Group plc	20,993	76,720
Darty plc	102,216	127,285
Debenhams plc	296,475	491,179
Dixons Retail plc *	673,152	429,536
Dunelm Group plc	15,882	231,921
Halfords Group plc	45,446	254,487
Home Retail Group plc	154,287	340,100
Howden Joinery Group plc	142,938	622,206
Inchcape plc	81,521	742,758
Mothercare plc *	14,842	99,872
N Brown Group plc	63,528	531,649
Ocado Group plc *	77,606	396,761
Sports Direct International plc *	15,886	165,875
SuperGroup plc *	3,944	67,416
WH Smith plc	25,409	333,111

		4,910,876

Semiconductors & Semiconductor Equipment 0.2%
CSR plc	34,842	268,947
Imagination Technologies Group plc *	41,408	158,213

		427,160

Software & Services 0.8%
Aveva Group plc	12,063	432,918
Computacenter plc	19,056	148,715
Fidessa Group plc	10,318	340,287
Micro Focus International plc	39,182	479,734
Moneysupermarket.com Group plc	49,000	128,857
Playtech plc	10,504	110,003
SDL plc	10,588	57,325
Telecity Group plc	29,642	375,767
Xchanging plc	23,650	45,913

		2,119,519

Technology Hardware & Equipment 1.1%
Diploma plc	4,374	40,597
Domino Printing Sciences plc	18,054	186,697
Electrocomponents plc	96,934	388,963
Halma plc	58,234	492,299
Laird plc	59,375	197,655
Oxford Instruments plc	13,364	295,414
Pace plc	53,968	238,678
Premier Farnell plc	95,292	326,949
Renishaw plc	5,294	139,218
Spectris plc	17,160	589,561
Spirent Communications plc	150,039	291,744

		3,187,775

Telecommunication Services 0.3%
Cable & Wireless Communications plc	253,171	151,209
Colt Group S.A. *	124,973	202,020
Kcom Group plc	95,292	124,559
TalkTalk Telecom Group plc	105,880	390,629

		868,417

Transportation 0.9%
BBA Aviation plc	89,998	428,652
FirstGroup plc	237,470	420,975
Go-Ahead Group plc	14,948	342,915
National Express Group plc	118,953	485,782
Stagecoach Group plc	117,371	580,088
Stobart Group Ltd. (c)	124,973	222,319

		2,480,731

Utilities 0.3%
APR Energy plc (c)	11,123	173,782
Pennon Group plc	60,597	656,632
Telecom Plus plc	1,281	26,692

		857,106

		62,784,367

Total Common Stock
(Cost $257,396,353)		277,444,377

Other Investment Companies 0.6% of net assets

Switzerland 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
BB Biotech AG - Reg’d *	2,693	349,189

United Kingdom 0.1%

Real Estate 0.1%
F&C Commercial Property Trust Ltd.	112,481	201,836

United States 0.4%

Equity Fund 0.3%
iShares MSCI EAFE Small Cap ETF	15,000	668,700

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (d)	329,328	329,328

		998,028

Total Other Investment Companies
(Cost $1,381,912)		1,549,053

Preferred Stock 0.2% of net assets

Germany 0.1%

Capital Goods 0.1%
Jungheinrich AG	3,011	163,100
KSB AG	218	126,193

		289,293

Health Care Equipment & Services 0.0%
Draegerwerk AG & Co. KGaA	708	84,955

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Biotest AG	1,050	87,710

		461,958

Italy 0.1%

Insurance 0.1%
Unipol Gruppo Finanziario S.p.A.	58,800	176,622

Total Preferred Stock
(Cost $578,865)		638,580

See financial notes 53

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Rights 0.0% of net assets

Australia 0.0%

Software & Services 0.0%
Iress Ltd. *(a)	9,293	13,988

Germany 0.0%

Capital Goods 0.0%
Gildemeister AG *	15,697	11,798

Singapore 0.0%

Capital Goods 0.0%
United Engineers Ltd. *	14,000	2,050

Total Rights
(Cost $5,815)		27,836

Warrants 0.0% of net assets

Israel 0.0%

Real Estate 0.0%
Africa Israel Investments Ltd. *	3,484	143

Total Warrants
(Cost $—)		143

End of Investments

Collateral Invested for Securities on Loan 6.0% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (d)	16,962,784	16,962,784

Total Collateral Invested for Securities on Loan
(Cost $16,962,784)		16,962,784

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $262,677,998 and the unrealized appreciation and depreciation were $38,907,833 and ($21,925,842), respectively, with a net unrealized appreciation of $16,981,991.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $15,929,612.
(d)	The rate shown is the 7-day yield.

ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$277,444,377	$—	$—	$277,444,377
Preferred Stock[1]	638,580	—	—	638,580
Rights[1]	13,848	—	—	13,848
Australia[1]	—	—	13,988	13,988
Other Investment Companies[1]	1,549,053	—	—	1,549,053
Warrants[1]	143	—	—	143

Total	$279,646,001	$—	$13,988	$279,659,989

Other Financial Instruments
Collateral Invested for Securities on Loan	$16,962,784	$—	$—	$16,962,784

[1]	As categorized in Portfolio Holdings.

54 See financial notes

 Schwab International Small-Cap Equity ETF

Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2012	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Common Stock
China	$—	($122,920)	$122,920	$—	$—	$—	$—	$—
Rights
Australia	19,152	1,242	(5,164)	—	(1,242)	—	—	13,988
Norway	1,383	—	(1,383)	—	—	—	—	—

Total	$20,535	($121,678)	$116,373	$—	($1,242)	$—	$—	$13,988

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at August 31, 2013 was $13,988.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 55

 Schwab International Small-Cap Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $259,362,945) including securities on loan of $15,929,612		$279,659,989
Collateral invested for securities on loan		16,962,784
Foreign currency, at value (cost $512,153)		508,404
Receivables:
Dividends		430,438
Foreign tax reclaims		114,669
Income from securities on loan	+	29,041

Total assets		297,705,325

Liabilities

Collateral held for securities on loan		16,962,784
Payables:
Investments bought		316,148
Investment adviser fees	+	4,675

Total liabilities		17,283,607

Net Assets

Total assets		297,705,325
Total liabilities	−	17,283,607

Net assets		$280,421,718

Net Assets by Source
Capital received from investors		274,637,460
Net investment income not yet distributed		2,553,743
Net realized capital losses		(17,059,538)
Net unrealized capital gains		20,290,053

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$280,421,718		9,800,000		$28.61

56 See financial notes

 Schwab International Small-Cap Equity ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends (net of foreign withholding tax of $599,813)		$6,701,809
Securities on loan	+	262,887

Total investment income		6,964,696

Expenses

Investment adviser fees		467,093

Total expenses	−	467,093

Net investment income		6,497,603

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gains tax of $2)		(6,528,798)
Net realized gains on in-kind redemptions		5,539,748
Net realized losses on foreign currency transactions	+	(40,310)

Net realized losses		(1,029,360)
Net unrealized gains on investments		28,497,535
Net unrealized losses on foreign currency translations	+	(13,992)

Net unrealized gains	+	28,483,543

Net realized and unrealized gains		27,454,183

Net increase in net assets resulting from operations		$33,951,786

See financial notes 57

 Schwab International Small-Cap Equity ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$6,497,603	$4,049,282
Net realized losses		(1,029,360)	(6,245,748)
Net unrealized gains (losses)	+	28,483,543	(8,319,145)

Net increase (decrease) in net assets resulting from operations		33,951,786	(10,515,611)

Distributions to Shareholders

Distributions from net investment income		($6,079,500)	($4,859,831)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,100,000	$112,716,098	900,000	$23,266,002
Shares redeemed	+	(700,000)	(19,776,267)	(400,001)	(10,419,659)

Net transactions in fund shares		3,400,000	$92,939,831	499,999	$12,846,343

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,400,000	$159,609,601	5,900,001	$162,138,700
Total increase or decrease	+	3,400,000	120,812,117	499,999	(2,529,099)

End of period		9,800,000	$280,421,718	6,400,000	$159,609,601

Net investment income not yet distributed			$2,553,743		$1,658,420

58 See financial notes

Schwab Emerging Markets Equity ETF™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	1/13/10[1]–
	8/31/13	8/31/12	8/31/11	8/31/10

Per-Share Data ($)

Net asset value at beginning of period	23.65	26.10	24.30	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.50	0.63	0.62	0.27
Net realized and unrealized gains (losses)	(0.65)	(2.51)	1.41 [2]	(0.97)

Total from investment operations	(0.15)	(1.88)	2.03	(0.70)
Less distributions:
Distributions from net investment income	(0.56)	(0.57)	(0.23)	—

Net asset value at end of period	22.94	23.65	26.10	24.30

Total return (%)	(0.89)	(7.04)	8.31	(2.80)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.15	0.25	0.25	0.30	[4,5]
Gross operating expenses	0.15	0.25	0.25	0.30	[4,5]
Net investment income (loss)	2.63	2.96	2.78	2.94	[4]
Portfolio turnover rate[6]	15	9	9	23	[3]
Net assets, end of period ($ x 1,000)	811,915	515,595	396,661	148,222

1 Commencement of operations.
2 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3 Not annualized.
4 Annualized.
5 Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
6 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 59

 Schwab Emerging Markets Equity ETF

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

92.9%		Common Stock	812,360,114	754,429,870
0.0%		Corporate Bonds	2,401	226
0.2%		Other Investment Companies	1,506,169	1,507,290
6.5%		Preferred Stock	65,137,149	52,964,856
0.0%		Rights	—	39,538

99.6%		Total Investments	879,005,833	808,941,780
1.3%		Collateral Invested for Securities on Loan	10,689,828	10,689,828
(0	.9)%	Other Assets and Liabilities, Net		(7,716,468)

100.0%		Net Assets		811,915,140

	Number	Value
Security	of Shares	($)

Common Stock 92.9% of net assets

Brazil 7.3%

Banks 0.9%
Banco Bradesco S.A.	177,000	2,352,852
Banco do Brasil S.A.	283,200	2,745,987
Banco Santander Brasil S.A.	241,754	1,387,146
Itau Unibanco Holding S.A.	77,880	920,263

		7,406,248

Capital Goods 0.3%
Embraer S.A. ADR	47,552	1,566,839
Weg S.A.	70,800	833,922

		2,400,761

Consumer Durables & Apparel 0.1%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	86,376	571,189
MRV Engenharia e Participacoes S.A.	84,960	297,710
PDG Realty S.A. Empreendimentos e Participacoes *	317,184	306,884

		1,175,783

Diversified Financials 0.5%
BM&FBovespa S.A.	571,392	2,809,849
CETIP S.A. - Mercados Organizados	37,183	366,011
Grupo BTG Pactual	47,552	542,091

		3,717,951

Energy 1.2%
Cosan S.A. Industria e Comercio	35,400	619,187
Petroleo Brasileiro S.A.	1,007,902	6,771,073
Ultrapar Participacoes S.A. ADR	106,200	2,326,842

		9,717,102

Food & Staples Retailing 0.0%
Raia Drogasil S.A.	35,400	251,368

Food, Beverage & Tobacco 1.1%
BRF S.A. ADR	255,831	5,937,838
Companhia de Bebidas das Americas ADR	35,400	1,228,380
JBS S.A.	148,680	460,325
Souza Cruz S.A.	141,600	1,489,147

		9,115,690

Household & Personal Products 0.2%
Hypermarcas S.A.	70,762	483,415
Natura Cosmeticos S.A.	60,380	1,137,142

		1,620,557

Insurance 0.2%
BB Seguridade Participacoes S.A.	147,838	1,196,535
Porto Seguro S.A.	28,320	306,288
Sul America S.A.	34,359	202,350

		1,705,173

Materials 1.0%
Companhia Siderurgica Nacional S.A.	236,400	837,324
Duratex S.A.	92,805	471,599
Fibria Celulose S.A. ADR *(a)	35,400	403,560
Gerdau S.A.	35,400	212,948
Usinas Siderurgicas de Minas Gerais S.A. *	70,800	303,488
Vale S.A.	384,095	5,561,396

		7,790,315

Real Estate 0.2%
BR Malls Participacoes S.A.	110,528	841,560
BR Properties S.A.	70,800	540,560
Multiplan Empreendimentos Imobiliarios S.A.	17,700	356,949

		1,739,069

Retailing 0.2%
Cia Hering	35,400	475,187
Lojas Americanas S.A.	31,616	180,743
Lojas Renner S.A.	35,400	854,621

		1,510,551

Software & Services 0.4%
Cielo S.A.	102,660	2,522,451
Totvs S.A.	35,400	556,941

		3,079,392

Telecommunication Services 0.2%
Oi S.A. ADR (a)	267,633	390,744
Tim Participacoes S.A.	303,523	1,197,647

		1,588,391

Transportation 0.4%
All America Latina Logistica S.A.	213,816	830,187
CCR S.A.	318,600	2,325,303

60 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Localiza Rent a Car S.A.	14,210	186,203

		3,341,693

Utilities 0.4%
Centrais Eletricas Brasileiras S.A.	30,000	62,469
Centrais Eletricas Brasileiras S.A. ADR	89,652	190,062
Companhia de Saneamento Basico do Estado de Sao Paulo	84,960	700,137
CPFL Energia S.A. ADR	35,046	572,301
EDP - Energias do Brasil S.A.	106,200	478,016
Light S.A.	35,400	268,046
Tractebel Energia S.A.	70,800	1,018,577

		3,289,608

		59,449,652

Chile 2.0%

Banks 0.5%
Banco de Chile	43,757	6,256
Banco de Chile ADR (a)	16,228	1,342,056
Banco de Credito e Inversiones	7,228	345,593
Banco Santander Chile ADR	47,806	1,064,161
Corp. Financiera Colombiana S.A. *	1,078	20,596
Corpbanca S.A.	52,328,733	497,484
Sociedad Matriz Banco de Chile S.A., B Shares	1,372,256	473,442

		3,749,588

Energy 0.2%
Empresas COPEC S.A.	141,600	1,882,899

Food & Staples Retailing 0.1%
Cencosud S.A.	271,588	1,097,240

Food, Beverage & Tobacco 0.1%
Cia Cervecerias Unidas S.A.	26,550	355,449

Materials 0.3%
Cap S.A.	28,674	612,073
Empresas CMPC S.A.	424,800	1,254,553
Sociedad Quimica y Minera de Chile S.A. ADR	32,658	846,169

		2,712,795

Retailing 0.2%
S.A.C.I. Falabella	130,626	1,293,885

Telecommunication Services 0.0%
Empresa Nacional de Telecomunicaciones S.A.	14,160	224,465

Transportation 0.2%
Latam Airlines Group S.A.	95,232	1,198,019

Utilities 0.4%
Colbun S.A.	3,243,702	835,547
Empresa Nacional de Electricidad S.A. ADR	38,613	1,549,540
Enersis S.A. ADR	70,800	1,118,640

		3,503,727

		16,018,067

China 21.7%

Automobiles & Components 0.8%
Brilliance China Automotive Holdings Ltd. *	864,000	1,270,195
BYD Co., Ltd., H Shares *(a)	80,000	287,321
Chongqing Changan Automobile Co., Ltd., B Shares	247,800	316,365
Dongfeng Motor Group Co., Ltd., H Shares	778,000	1,077,546
Geely Automobile Holdings Ltd. (a)	1,005,000	528,784
Great Wall Motor Co., Ltd., H Shares	361,000	1,838,891
Guangzhou Automobile Group Co., Ltd., H Shares	709,662	723,902

		6,043,004

Banks 5.5%
Agricultural Bank of China Ltd., H Shares	5,664,000	2,432,312
Bank of China Ltd., H Shares	21,792,000	9,161,498
Bank of Communications Co., Ltd., H Shares	2,978,200	1,966,417
China CITIC Bank Corp., Ltd., H Shares	2,894,800	1,381,249
China Construction Bank Corp., H Shares	18,762,000	13,742,928
China Merchants Bank Co., Ltd., H Shares	1,001,158	1,735,217
China Minsheng Banking Corp., Ltd., H Shares (a)	1,524,600	1,639,735
Industrial & Commercial Bank of China Ltd., H Shares	18,761,336	12,314,970

		44,374,326

Capital Goods 1.0%
Beijing Enterprises Holdings Ltd.	177,000	1,255,416
China Communications Construction Co., Ltd., H Shares	1,416,000	1,084,680
China International Marine Containers Group Co., Ltd., H Shares	554,900	915,960
China Railway Construction Corp., Ltd., H Shares	531,000	505,362
China Railway Group Ltd., H Shares	908,000	466,037
Citic Pacific Ltd. (a)	354,000	409,494
CSR Corp., Ltd., H Shares	736,000	535,314
Shanghai Electric Group Co., Ltd., H Shares	708,000	262,040
Shanghai Industrial Holdings Ltd.	354,000	1,159,548
Shanghai Zhenhua Heavy Industry Co., Ltd., B Shares *	1,097,400	431,278
Zhuzhou CSR Times Electric Co., Ltd., H Shares	154,000	485,570

See financial notes 61

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Zoomlion Heavy Industry Science & Technology Co., Ltd., H Shares (a)	298,900	232,817

		7,743,516

Consumer Durables & Apparel 0.2%
Anta Sports Products Ltd. (a)	354,000	457,428
Haier Electronics Group Co., Ltd.	354,000	619,034
Shenzhou International Group Holdings Ltd.	126,000	409,471

		1,485,933

Diversified Financials 0.2%
China Everbright Ltd.	100,000	134,633
CITIC Securities Co., Ltd., H Shares	327,000	636,761
Far East Horizon Ltd.	432,000	261,281
Haitong Securities Co., Ltd., H Shares	548,000	794,326

		1,827,001

Energy 3.3%
China Coal Energy Co., H Shares (a)	1,234,000	727,249
China Oilfield Services Ltd., H Shares	708,000	1,824,234
China Petroleum & Chemical Corp., H Shares	6,440,000	4,642,474
China Shenhua Energy Co., Ltd., H Shares	708,000	2,200,402
CNOOC Ltd.	4,308,000	8,555,555
Inner Mongolia Yitai Coal Co., Ltd., B Shares	495,600	1,025,892
Kunlun Energy Co., Ltd.	708,000	1,031,724
PetroChina Co., Ltd., H Shares	5,664,000	6,164,779
Yanzhou Coal Mining Co., Ltd., H Shares (a)	708,000	629,991

		26,802,300

Food & Staples Retailing 0.1%
China Resources Enterprise Ltd.	328,000	934,798
Wumart Stores, Inc., H Shares	80,000	151,450

		1,086,248

Food, Beverage & Tobacco 0.2%
China Agri-Industries Holdings Ltd.	710,000	333,282
China Yurun Food Group Ltd. *(a)	354,000	223,692
Tsingtao Brewery Co., Ltd., H Shares	116,000	859,409
Yantai Changyu Pioneer Wine Co., Ltd., B Shares	70,780	233,670

		1,650,053

Health Care Equipment & Services 0.2%
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	476,000	448,721
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	177,000	335,995
Sinopharm Group Co., H Shares	300,400	753,092

		1,537,808

Household & Personal Products 0.2%
Hengan International Group Co., Ltd.	177,000	1,939,048

Insurance 1.6%
China Life Insurance Co., Ltd., H Shares	2,124,000	5,215,228
China Pacific Insurance (Group) Co., Ltd., H Shares	519,700	1,735,818
China Taiping Insurance Holdings Co., Ltd. *	354,000	484,819
New China Life Insurance Co., Ltd., H Shares *	41,600	113,463
People’s Insurance Co. Group of China Ltd., H Shares (a)	316,000	153,224
PICC Property & Casualty Co., Ltd., H Shares	1,188,000	1,654,596
Ping An Insurance (Group) Co., H Shares	551,000	3,861,917

		13,219,065

Materials 0.8%
Aluminum Corp. of China Ltd., H Shares *(a)	708,000	237,388
Anhui Conch Cement Co., Ltd., H Shares	354,000	1,143,570
BBMG Corp., H Shares (c)(d)	354,000	242,410
China BlueChemical Ltd., H Shares	1,416,000	743,206
China National Building Material Co., Ltd., H Shares	708,000	650,990
China Resources Cement Holdings Ltd.	708,000	449,211
China Zhongwang Holdings Ltd. *(a)	566,400	171,650
Fosun International	531,000	386,897
Jiangxi Copper Co., Ltd., H Shares	357,000	687,813
Lee & Man Paper Manufacturing Ltd.	708,000	419,081
Maanshan Iron & Steel Co., Ltd., H Shares *(a)	708,000	194,475
Nine Dragons Paper Holdings Ltd.	354,000	240,583
Zhaojin Mining Industry Co., Ltd., H Shares	177,000	167,769
Zijin Mining Group Co., Ltd., H Shares (a)	2,124,000	534,123

		6,269,166

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. *(a)	84,000	315,227

Real Estate 1.5%
Agile Property Holdings Ltd.	354,000	377,081
China Overseas Land & Investment Ltd.	922,000	2,746,595
China Resources Land Ltd.	708,000	1,935,624
China Vanke Co., Ltd., B Shares	583,700	1,175,770
Country Garden Holdings Co., Ltd.	708,000	442,819

62 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Evergrande Real Estate Group Ltd. *(a)	1,062,000	451,950
Greentown China Holdings Ltd.	354,000	661,034
Guangzhou R&F Properties Co., Ltd., H Shares	326,000	532,235
Hopson Development Holdings Ltd. *	256,000	313,298
KWG Property Holding Ltd.	531,000	358,821
Longfor Properties Co., Ltd.	177,000	295,822
Renhe Commercial Holdings Co., Ltd. *(a)	3,540,000	205,432
Shimao Property Holdings Ltd.	354,000	902,074
Sino-Ocean Land Holdings Ltd.	1,416,000	838,161
SOHO China Ltd. (a)	177,000	150,422
Yuexiu Property Co., Ltd.	3,540,000	999,768

		12,386,906

Retailing 0.3%
Belle International Holdings Ltd.	1,242,000	1,716,992
Golden Eagle Retail Group Ltd. (a)	167,000	231,729
GOME Electrical Appliances Holdings Ltd. *	3,894,000	401,733
Zhongsheng Group Holdings Ltd. (a)	177,000	234,649

		2,585,103

Semiconductors & Semiconductor Equipment 0.1%
GCL- Poly Energy Holdings Ltd. *(a)	3,195,000	844,649

Software & Services 1.4%
Tencent Holdings Ltd.	247,800	11,619,220

Technology Hardware & Equipment 0.4%
BOE Technology Group Co., Ltd., B Shares *	374,800	87,968
Kingboard Chemical Holdings Ltd.	211,000	458,767
Lenovo Group Ltd.	1,896,000	1,833,797
ZTE Corp., H Shares *(a)	230,160	445,218

		2,825,750

Telecommunication Services 2.5%
China Mobile Ltd.	1,416,000	15,220,210
China Telecom Corp., Ltd., H Shares	5,664,000	2,855,958
China Unicom (Hong Kong) Ltd.	1,416,000	2,147,447

		20,223,615

Transportation 0.6%
Air China Ltd., H Shares	1,170,000	746,866
China COSCO Holdings Co., Ltd., H Shares *(a)	906,000	415,939
China Merchants Holdings International Co., Ltd.	708,000	2,392,139
Cosco Pacific Ltd.	708,000	1,040,854
Zhejiang Expressway Co., Ltd., H Shares	708,000	592,557

		5,188,355

Utilities 0.8%
China Gas Holdings Ltd.	708,000	738,641
China Longyuan Power Group Corp., H Shares	708,000	747,772
China Resources Power Holdings Co., Ltd.	708,000	1,625,193
Datang International Power Generation Co., Ltd., H Shares	2,124,000	914,856
ENN Energy Holdings Ltd.	238,000	1,181,652
Huaneng Power International, Inc., H Shares	1,048,000	1,044,702

		6,252,816

		176,219,109

Colombia 1.1%

Banks 0.2%
Bancolombia S.A. ADR	33,004	1,817,530

Diversified Financials 0.2%
Corp. Financiera Colombiana S.A.	41,814	832,998
Grupo de Inversiones Suramericana S.A.	47,082	930,651

		1,763,649

Energy 0.4%
Ecopetrol S.A. ADR (a)	67,485	3,013,880

Food & Staples Retailing 0.1%
Almacenes Exito S.A.	45,312	748,259

Materials 0.1%
Cementos Argos S.A.	70,800	334,880
Cemex Latam Holdings S.A. *	39,648	307,095

		641,975

Utilities 0.1%
Interconexion Electrica S.A. ESP	100,536	479,682
Isagen S.A. ESP *	345,858	547,379

		1,027,061

		9,012,354

Czech Republic 0.3%

Banks 0.1%
Komercni Banka A/S	4,602	988,708

Telecommunication Services 0.1%
Telefonica Czech Republic A/S	25,292	376,874

Utilities 0.1%
CEZ A/S	46,374	1,068,902

		2,434,484

Egypt 0.3%

Banks 0.2%
Commercial International Bank GDR - Reg’d	215,940	1,025,715

Telecommunication Services 0.1%
Orascom Telecom Holding SAE GDR - Reg’d *	316,134	943,344

See financial notes 63

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Orascom Telecom Media & Technology Holding SAE GDR (b)(d)	176,826	70,872

		1,014,216

		2,039,931

Hungary 0.4%

Banks 0.2%
OTP Bank plc	66,198	1,226,744

Energy 0.1%
MOL Hungarian Oil & Gas plc	14,868	1,052,313

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Richter Gedeon Nyrt	38,940	623,050

		2,902,107

India 8.0%

Automobiles & Components 0.5%
Bajaj Auto Ltd.	34,176	950,224
Hero Motocorp Ltd.	22,657	701,794
Mahindra & Mahindra Ltd.	65,844	780,571
Maruti Suzuki India Ltd.	21,240	399,773
Tata Motors Ltd.	249,570	1,130,374

		3,962,736

Banks 1.3%
Axis Bank Ltd.	82,988	1,046,237
Bank of Baroda	26,264	183,176
Canara Bank	58,764	180,374
HDFC Bank Ltd.	295,840	2,659,739
Housing Development Finance Corp., Ltd.	308,864	3,359,545
ICICI Bank Ltd.	136,097	1,655,637
IndusInd Bank Ltd.	42,834	231,286
State Bank of India	40,710	935,923
Yes Bank Ltd.	35,046	129,082

		10,380,999

Capital Goods 0.2%
Bharat Heavy Electricals Ltd.	198,240	357,054
Cummins India Ltd.	42,480	252,938
Jaiprakash Associates Ltd.	330,282	165,466
Larsen & Toubro Ltd.	85,098	933,219
Siemens Ltd.	21,594	141,421

		1,850,098

Consumer Durables & Apparel 0.1%
Titan Industries Ltd.	131,808	448,171

Diversified Financials 0.3%
Bajaj Holdings & Investment Ltd.	40,710	495,889
IDFC Ltd.	331,344	403,711
Kotak Mahindra Bank Ltd.	89,208	890,595
Power Finance Corp., Ltd.	70,800	116,911
Rural Electrification Corp., Ltd.	70,800	180,938
Shriram Transport Finance Co., Ltd.	14,160	111,113

		2,199,157

Energy 1.1%
Bharat Petroleum Corp., Ltd.	104,076	430,040
Cairn India Ltd.	65,136	316,166
Coal India Ltd.	142,662	542,837
Essar Oil Ltd. *	110,214	96,168
Hindustan Petroleum Corp., Ltd.	98,412	249,866
Indian Oil Corp., Ltd.	97,704	309,660
Oil & Natural Gas Corp., Ltd.	449,934	1,696,701
Reliance Industries Ltd.	381,274	4,927,362
The Great Eastern Shipping Co., Ltd.	107,616	411,765

		8,980,565

Food, Beverage & Tobacco 0.5%
ITC Ltd.	617,730	2,886,231
Nestle India Ltd.	9,204	682,144
United Spirits Ltd.	29,736	990,532

		4,558,907

Household & Personal Products 0.3%
Colgate-Palmolive (India) Ltd.	28,320	515,778
Dabur India Ltd.	134,108	331,058
Hindustan Unilever Ltd.	196,116	1,874,337

		2,721,173

Materials 0.6%
Ambuja Cements Ltd.	165,082	428,758
Asian Paints Ltd.	75,562	481,426
Hindalco Industries Ltd.	463,386	736,775
Jindal Steel & Power Ltd.	121,422	407,711
JSW Steel Ltd.	59,472	487,379
Sesa Goa Ltd.	122,130	348,903
Sterlite Industries (India) Ltd. ADR	121,932	731,592
Tata Chemicals Ltd.	94,872	355,608
Tata Steel Ltd.	69,384	287,744
Ultratech Cement Ltd.	24,780	553,153

		4,819,049

Media 0.1%
Zee Entertainment Enterprises Ltd.	185,496	649,952

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Cipla Ltd.	137,352	866,791
Dr. Reddys Laboratories Ltd.	29,028	1,007,391
Lupin Ltd.	78,588	947,053
Piramal Healthcare Ltd.	23,010	218,903
Sun Pharmaceutical Industries Ltd.	201,780	1,591,762
Wockhardt Ltd.	19,525	138,732

		4,770,632

Real Estate 0.1%
DLF Ltd.	140,538	276,099
Unitech Ltd. *	783,216	196,189

		472,288

Software & Services 1.6%
HCL Technologies Ltd.	69,384	1,092,638
Infosys Ltd.	138,110	6,492,341
Mphasis Ltd.	48,498	308,884
Oracle Financial Services Software Ltd. *	4,956	222,517
Tata Consultancy Services Ltd.	86,376	2,658,085
Tech Mahindra Ltd.	35,260	733,805
Wipro Ltd. ADR (a)	131,512	1,186,238

		12,694,508

64 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.4%
Bharti Airtel Ltd.	431,880	1,955,128
Idea Cellular Ltd. *	468,696	1,134,320

		3,089,448

Transportation 0.0%
Adani Ports & Special Economic Zone Ltd.	106,200	202,450
Container Corp. Of India Ltd.	7,080	111,644

		314,094

Utilities 0.3%
GAIL India Ltd.	117,528	525,558
NHPC Ltd.	177,000	42,864
NTPC Ltd.	415,242	822,691
Power Grid Corp. of India Ltd.	340,194	502,799
Reliance Infrastructure Ltd.	31,860	165,063
Reliance Power Ltd. *	197,532	202,405
Tata Power Co., Ltd.	354,000	406,401

		2,667,781

		64,579,558

Indonesia 2.8%

Automobiles & Components 0.4%
PT Astra International Tbk	5,313,800	2,944,001

Banks 0.9%
PT Bank Danamon Indonesia Tbk	354,000	131,291
PT Bank Central Asia Tbk	3,363,000	2,787,102
PT Bank Mandiri (Persero) Tbk	2,301,459	1,496,370
PT Bank Negara Indonesia (Persero) Tbk	1,062,316	374,535
PT Bank Rakyat Indonesia (Persero) Tbk	3,540,000	2,139,560

		6,928,858

Capital Goods 0.1%
PT United Tractors Tbk	708,000	1,024,396

Energy 0.1%
PT Adaro Energy Tbk	3,894,000	331,632
PT Bumi Resources Tbk *	5,841,000	219,305
PT Indo Tambangraya Megah Tbk	51,500	151,151
PT Tambang Batubara Bukit Asam (Persero) Tbk	354,000	392,253

		1,094,341

Food, Beverage & Tobacco 0.3%
PT Astra Agro Lestari Tbk	153,000	276,717
PT Charoen Pokphand Indonesia Tbk	2,183,000	674,691
PT Gudang Garam Tbk	129,200	449,005
PT Indofood Sukses Makmur Tbk	1,262,400	751,429

		2,151,842

Household & Personal Products 0.1%
PT Unilever Indonesia Tbk	396,000	1,131,428

Materials 0.2%
PT Indocement Tunggal Prakarsa Tbk	354,000	638,627
PT Semen Indonesia (Persero) Tbk	778,000	897,692
PT Vale Indonesia Tbk	885,000	186,401

		1,722,720

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
PT Kalbe Farma Tbk	8,850,000	1,094,093

Telecommunication Services 0.4%
PT Indosat Tbk	216,000	81,594
PT Telekomunikasi Indonesia Persero Tbk	14,160,000	2,852,747

		2,934,341

Transportation 0.0%
PT Jasa Marga Persero Tbk	712,000	355,348

Utilities 0.2%
PT Perusahaan Gas Negara (Persero) Tbk	2,832,000	1,400,439

		22,781,807

Malaysia 4.8%

Automobiles & Components 0.1%
UMW Holdings Berhad	247,800	949,029

Banks 1.3%
Alliance Financial Group Berhad	569,800	876,015
CIMB Group Holdings Berhad	1,324,800	2,936,158
Hong Leong Bank Berhad	182,600	783,822
Malayan Banking Berhad	1,281,600	3,901,667
Public Bank Berhad - Foreign Market	371,200	1,939,201
RHB Capital Berhad	182,600	415,815

		10,852,678

Capital Goods 0.5%
Gamuda Berhad	781,000	1,062,812
IJM Corp. Berhad	362,500	610,282
Sime Darby Berhad	814,200	2,327,525

		4,000,619

Consumer Services 0.4%
Berjaya Sports Toto Berhad	330,146	401,030
Genting Berhad	637,200	1,809,902
Genting Malaysia Berhad	829,100	1,062,641

		3,273,573

Diversified Financials 0.2%
AMMB Holdings Berhad	566,400	1,281,179

Energy 0.2%
Petronas Dagangan Berhad	106,200	898,808
Sapurakencana Petroleum Berhad *	498,100	544,388

		1,443,196

Food, Beverage & Tobacco 0.5%
British American Tobacco Malaysia Berhad	35,400	669,688
Felda Global Ventures Holdings Berhad	141,600	188,383
IOI Corp. Berhad	1,227,000	2,017,140
Kuala Lumpur Kepong Berhad	147,400	965,689
PPB Group Berhad	147,400	598,620

		4,439,520

See financial notes 65

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 0.1%
IHH Healthcare Berhad *	531,000	648,241

Materials 0.2%
Lafarge Malaysia Berhad	106,200	305,854
Petronas Chemicals Group Berhad	637,200	1,284,196

		1,590,050

Media 0.0%
Astro Malaysia Holdings Berhad	177,000	159,501

Real Estate 0.1%
SP Setia Berhad	580,600	567,388
UEM Land Holdings Berhad	354,000	271,582

		838,970

Telecommunication Services 0.8%
Axiata Group Berhad	1,539,700	3,159,320
DiGi.com Berhad	1,380,600	1,975,438
Maxis Berhad	605,000	1,259,822
Telekom Malaysia Berhad	177,000	291,520

		6,686,100

Utilities 0.4%
Petronas Gas Berhad	195,300	1,197,455
Tenaga Nasional Berhad	354,250	941,503
YTL Corp. Berhad	1,354,240	639,036
YTL Power International Berhad	885,000	431,083

		3,209,077

		39,371,733

Mexico 5.6%

Banks 0.8%
Grupo Financiero Banorte S.A.B. de C.V., O Shares	612,800	3,831,836
Grupo Financiero Inbursa S.A.B. de C.V., O Shares	566,400	1,208,139
Grupo Financiero Santander Mexico S.A.B. de C.V., B Shares	460,200	1,254,245

		6,294,220

Capital Goods 0.3%
Alfa S.A.B. de C.V., A Shares	637,200	1,610,657
Grupo Carso S.A.B. de C.V., Series A1	247,800	1,224,524

		2,835,181

Food & Staples Retailing 0.5%
Organizacion Soriana S.A.B. de C.V., B Shares *	43,200	134,498
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,557,600	3,737,680

		3,872,178

Food, Beverage & Tobacco 1.1%
Arca Continental S.A.B. de C.V.	106,200	672,817
Coca-Cola Femsa S.A.B. de C.V., Series L	118,400	1,411,454
Fomento Economico Mexicano S.A.B. de C.V.	589,600	5,585,126
Grupo Bimbo S.A.B. de C.V., Series A	495,600	1,442,036

		9,111,433

Household & Personal Products 0.1%
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	212,400	602,267

Materials 1.2%
Cemex S.A.B. de C.V., Series CPO *	2,938,200	3,338,264
Grupo Mexico S.A.B. de C.V., Series B	1,097,400	3,139,655
Industrias CH S.A.B. de C.V., Series B *	35,400	203,566
Industrias Penoles S.A.B. de C.V.	35,400	1,081,195
Mexichem S.A.B. de C.V.	318,600	1,269,437
Minera Frisco S.A.B. de C.V., Series A1 *	177,000	481,076

		9,513,193

Media 0.5%
Grupo Televisa S.A.B., Series CPO	798,400	4,008,743

Retailing 0.1%
Grupo Elektra S.A. de C.V.	17,750	580,079

Telecommunication Services 1.0%
America Movil S.A.B. de C.V., Series L	8,566,800	8,251,127

Transportation 0.0%
Grupo Aeroportuario del Sureste S.A.B. de C.V., B Shares	35,400	397,561

		45,465,982

Pakistan 0.0%

Energy 0.0%
Oil & Gas Development Co., Ltd. GDR - Reg’d (d)	9,984	209,664

Peru 0.3%

Banks 0.2%
Credicorp Ltd.	16,388	1,986,881

Materials 0.1%
Companhia de Minas Buenaventura S.A. ADR	68,322	862,907

		2,849,788

Philippines 1.5%

Banks 0.3%
Bank of the Philippine Islands	612,659	1,263,781
BDO Unibank, Inc.	493,800	819,309
Metropolitan Bank & Trust	197,886	361,608

		2,444,698

Capital Goods 0.4%
Aboitiz Equity Ventures, Inc.	495,600	511,157
Alliance Global Group, Inc. *	1,097,400	639,740
DMCI Holdings, Inc.	247,800	268,080
San Miguel Corp.	230,100	386,939

66 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
SM Investments Corp.	97,335	1,462,207

		3,268,123

Consumer Services 0.1%
Bloomberry Resorts Corp. *	389,400	94,294
Jollibee Foods Corp.	113,280	408,926

		503,220

Diversified Financials 0.1%
Ayala Corp.	42,720	522,027

Food, Beverage & Tobacco 0.1%
Universal Robina Corp.	219,480	590,037

Real Estate 0.2%
Ayala Land, Inc.	1,416,000	841,345
SM Prime Holdings, Inc.	1,770,000	642,915

		1,484,260

Telecommunication Services 0.1%
Philippine Long Distance Telephone Co.	19,525	1,259,932

Transportation 0.1%
International Container Terminal Services, Inc.	329,220	701,253

Utilities 0.1%
Aboitiz Power Corp.	708,000	515,919
Energy Development Corp.	3,046,400	393,437
Manila Electric Co.	42,480	247,641

		1,156,997

		11,930,547

Poland 1.7%

Banks 0.7%
Bank Handlowy w Warszawie S.A.	15,222	480,955
Bank Pekao S.A.	31,860	1,712,189
BRE Bank S.A.	3,186	434,935
Getin Noble Bank S.A. *	585,169	374,118
Powszechna Kasa Oszczednosci Bank Polski S.A. *	200,718	2,374,954

		5,377,151

Energy 0.2%
Polski Koncern Naftowy Orlen S.A.	97,350	1,352,722
Polskie Gornictwo Naftowe I Gazownictwo S.A.	389,400	743,261

		2,095,983

Insurance 0.3%
Powszechny Zaklad Ubezpieczen S.A.	17,700	2,394,167

Materials 0.3%
Jastrzebska Spolka Weglowa S.A.	14,240	298,764
KGHM Polska Miedz S.A.	42,270	1,600,587
Synthos S.A.	174,522	238,787

		2,138,138

Telecommunication Services 0.0%
Telekomunikacja Polska S.A.	170,982	403,988

Utilities 0.2%
PGE S.A.	281,076	1,474,938
Tauron Polska Energia S.A.	204,763	270,678

		1,745,616

		14,155,043

Russia 7.0%

Banks 1.1%
Sberbank of Russia	1	3
Sberbank of Russia ADR	685,758	7,227,889
VTB Bank OJSC GDR - Reg’d	602,862	1,597,584

		8,825,476

Energy 3.9%
Gazprom OAO	1	4
Gazprom OAO ADR	1,391,220	10,934,989
LUKOIL OAO	1	58
LUKOIL OAO ADR	166,026	9,621,207
NovaTek OAO GDR - Reg’d	25,488	3,053,462
Rosneft OJSC GDR - Reg’d	488,520	3,590,622
Surgutneftegas OAO	1	1
Surgutneftegas OAO ADR	193,284	1,505,682
Tatneft OAO	1	6
Tatneft OAO ADR	71,862	2,723,570

		31,429,601

Food & Staples Retailing 0.6%
Magnit OJSC GDR - Reg’d	90,624	5,029,632

Materials 0.5%
MMC Norilsk Nickel OJSC	1	131
MMC Norilsk Nickel OJSC ADR	134,520	1,752,796
Novolipetsk Steel OJSC GDR - Reg’d	20,532	329,539
Severstal OAO GDR - Reg’d	79,296	654,985
Uralkali OJSC GDR - Reg’d	65,844	1,547,334

		4,284,785

Real Estate 0.0%
LSR Group GDR - Reg’d	48,144	202,205

Telecommunication Services 0.7%
MegaFon OAO GDR	27,628	933,826
Mobile TeleSystems OJSC ADR	142,784	3,021,310
Rostelecom OJSC ADR	64,831	1,201,318
Sistema JSFC GDR - Reg’d	33,428	740,096

		5,896,550

Utilities 0.2%
RusHydro JSC ADR	920,432	1,445,078
Russian Grids OAO *	1	—

		1,445,078

		57,113,327

South Africa 9.3%

Banks 0.8%
Barclays Africa Group Ltd.	96,996	1,297,574
Nedbank Group Ltd.	69,030	1,270,729
Standard Bank Group Ltd.	366,390	4,096,441

		6,664,744

Capital Goods 0.4%
Aveng Ltd.	139,476	370,992

See financial notes 67

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Barloworld Ltd.	62,658	536,946
Bidvest Group Ltd.	73,278	1,808,731
Reunert Ltd.	60,888	406,673

		3,123,342

Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd. *	454,890	1,304,128

Consumer Services 0.0%
Sun International Ltd.	28,320	260,828

Diversified Financials 0.9%
African Bank Investments Ltd.	212,400	338,687
FirstRand Ltd.	770,304	2,261,795
Investec Ltd.	89,562	581,047
JSE Ltd.	47,120	361,647
Remgro Ltd.	136,290	2,488,646
RMB Holdings Ltd.	259,482	1,024,398

		7,056,220

Energy 0.9%
Exxaro Resources Ltd.	41,064	651,146
Sasol Ltd.	150,096	7,061,884

		7,713,030

Food & Staples Retailing 0.5%
Clicks Group Ltd.	66,624	356,703
Massmart Holdings Ltd.	28,026	431,049
Pick n Pay Stores Ltd.	75,048	280,596
Shoprite Holdings Ltd.	126,732	1,994,349
The Spar Group Ltd.	63,012	709,124

		3,771,821

Food, Beverage & Tobacco 0.2%
AVI Ltd.	120,714	648,303
Tiger Brands Ltd.	44,958	1,241,361

		1,889,664

Health Care Equipment & Services 0.3%
Life Healthcare Group Holdings Ltd.	264,084	912,857
Mediclinic International Ltd.	89,681	645,483
Netcare Ltd.	393,294	891,738

		2,450,078

Insurance 0.5%
Discovery Holdings Ltd.	113,988	941,979
MMI Holdings Ltd.	394,710	792,812
Sanlam Ltd.	462,324	2,077,997

		3,812,788

Materials 1.2%
AECI Ltd.	43,188	493,408
African Rainbow Minerals Ltd.	25,488	468,694
Anglo American Platinum Ltd. *	19,116	764,845
AngloGold Ashanti Ltd.	98,766	1,350,185
Gold Fields Ltd.	204,612	1,077,105
Harmony Gold Mining Co., Ltd.	143,370	541,085
Impala Platinum Holdings Ltd.	147,618	1,636,036
Kumba Iron Ore Ltd.	19,116	839,977
Mondi Ltd.	42,170	646,612
Nampak Ltd.	227,622	666,796
Northam Platinum Ltd. *	34,176	139,160
PPC Ltd.	166,734	482,407
Sappi Ltd. *	84,960	203,005
Sibanye Gold Ltd. *	199,792	205,625

		9,514,940

Media 1.1%
Naspers Ltd., N Shares	104,784	8,680,363

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Aspen Pharmacare Holdings Ltd. *	97,350	2,243,299

Real Estate 0.3%
Capital Property Fund	534,540	512,044
Fountainhead Property Trust	466,726	342,718
Growthpoint Properties Ltd.	562,152	1,303,692

		2,158,454

Retailing 0.6%
Imperial Holdings Ltd.	54,162	1,101,275
Mr. Price Group Ltd.	70,800	865,694
The Foschini Group Ltd.	71,154	668,602
Truworths International Ltd.	129,210	1,034,841
Woolworths Holdings Ltd.	221,604	1,475,989

		5,146,401

Telecommunication Services 1.1%
MTN Group Ltd.	436,836	8,012,855
Telkom SA SOC Ltd. *	153,312	342,822
Vodacom Group Ltd.	93,102	1,055,114

		9,410,791

Transportation 0.0%
Grindrod Ltd.	105,846	240,714

		75,441,605

Taiwan 13.6%

Automobiles & Components 0.2%
Cheng Shin Rubber Industry Co., Ltd.	492,557	1,267,419
Yulon Motor Co., Ltd.	222,666	366,838

		1,634,257

Banks 1.4%
Chang Hwa Commercial Bank	1,644,542	890,293
China Development Financial Holding Corp.	3,917,268	1,074,730
CTBC Financial Holding Co., Ltd.	3,601,188	2,268,456
E.Sun Financial Holding Co., Ltd.	1,650,102	1,044,944
First Financial Holding Co., Ltd.	1,716,786	992,511
Hua Nan Financial Holdings Co., Ltd.	2,313,851	1,260,364
Mega Financial Holding Co., Ltd.	2,522,069	1,925,823
SinoPac Financial Holdings Co., Ltd.	1,557,976	695,049
Taishin Financial Holding Co., Ltd.	1,415,281	610,106
Taiwan Cooperative Financial Holding	1,674,449	895,293

		11,657,569

Capital Goods 0.2%
Far Eastern New Century Corp.	1,121,583	1,204,996
Taiwan Glass Industrial Corp.	380,036	348,610

68 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Walsin Lihwa Corp. *	1,416,000	418,774

		1,972,380

Commercial & Professional Services 0.0%
Taiwan Secom Co., Ltd.	48,000	113,887

Consumer Durables & Apparel 0.2%
Formosa Taffeta Co., Ltd.	354,000	324,136
Giant Manufacturing Co., Ltd.	38,000	255,877
Pou Chen Corp.	715,580	781,950

		1,361,963

Diversified Financials 0.6%
Capital Securities Corp.	1,081,629	356,031
Fubon Financial Holding Co., Ltd.	2,005,078	2,747,187
Yuanta Financial Holding Co., Ltd.	2,861,316	1,434,268

		4,537,486

Energy 0.2%
Formosa Petrochemical Corp.	562,000	1,427,325

Food & Staples Retailing 0.1%
President Chain Store Corp.	141,000	984,778

Food, Beverage & Tobacco 0.3%
Uni-President Enterprises Corp.	1,294,922	2,358,377

Insurance 0.4%
Cathay Financial Holding Co., Ltd.	1,739,540	2,464,753
Shin Kong Financial Holding Co., Ltd. *	2,149,151	725,373

		3,190,126

Materials 2.0%
Asia Cement Corp.	745,810	932,122
China Steel Corp.	2,961,734	2,504,031
Formosa Chemicals & Fibre Corp.	1,123,500	2,917,207
Formosa Plastics Corp.	1,469,120	3,662,429
Nan Ya Plastics Corp.	2,145,060	4,200,589
Taiwan Cement Corp.	895,690	1,182,300
Taiwan Fertilizer Co., Ltd.	82,000	188,254
YFY, Inc.	708,000	345,429

		15,932,361

Real Estate 0.0%
Cathay Real Estate Development Co., Ltd.	432,000	313,268

Retailing 0.1%
Hotai Motor Co., Ltd.	65,000	642,951

Semiconductors & Semiconductor Equipment 3.9%
Advanced Semiconductor Engineering, Inc.	2,265,488	2,002,445
Epistar Corp.	89,000	145,733
Macronix International Co., Ltd. *	1,086,383	253,766
MediaTek, Inc.	354,099	4,342,740
MStar Semiconductor, Inc.	72,255	659,179
Novatek Microelectronics Corp.	79,000	328,677
Realtek Semiconductor Corp.	101,000	224,111
Siliconware Precision Industries Co. ADR	225,498	1,237,984
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,286,082	21,297,518
United Microelectronics Corp. ADR	707,862	1,387,410

		31,879,563

Technology Hardware & Equipment 3.1%
Acer, Inc. *	708,086	472,065
Advantech Co., Ltd.	47,500	241,274
Asustek Computer, Inc.	176,426	1,406,125
AU Optronics Corp. ADR *	247,800	951,552
Catcher Technology Co., Ltd.	120,200	572,390
Chicony Electronics Co., Ltd.	86,815	200,758
Compal Communications, Inc.	354,000	446,574
Compal Electronics, Inc.	1,065,610	717,541
Delta Electronics, Inc.	654,000	2,961,353
Foxconn Technology Co., Ltd.	401,684	1,024,194
Hon Hai Precision Industry Co., Ltd.	2,485,880	6,745,424
HTC Corp.	202,650	1,059,825
Innolux Corp. *	2,006,000	1,005,531
Inventec Corp.	1,091,145	887,880
Largan Precision Co., Ltd.	17,000	593,661
Lite-On Technology Corp.	714,345	1,210,289
Pegatron Corp. *	380,441	588,629
Quanta Computer, Inc.	708,000	1,492,917
Synnex Technology International Corp.	360,053	567,311
TPK Holding Co., Ltd.	54,996	584,428
Unimicron Technology Corp.	708,000	574,927
Wistron Corp.	787,735	706,802
Yageo Corp. *	456,000	151,774

		25,163,224

Telecommunication Services 0.7%
Chunghwa Telecom Co., Ltd. ADR	102,660	3,228,657
Far EasTone Telecommunications Co., Ltd.	388,000	981,523
Taiwan Mobile Co., Ltd.	415,600	1,499,935

		5,710,115

Transportation 0.2%
China Airlines Ltd. *	934,000	327,725
Eva Airways Corp. *	404,000	214,660
Evergreen Marine Corp., Ltd. *	449,199	253,687
U-Ming Marine Transport Corp.	190,000	292,704
Yang Ming Marine Transport Corp. *	369,200	161,624

		1,250,400

		110,130,030

Thailand 2.8%

Banks 0.8%
Bangkok Bank PCL NVDR	141,600	787,400
Bank of Ayudhya PCL NVDR	283,200	334,315
Kasikornbank PCL NVDR	424,800	2,098,267
Krung Thai Bank PCL NVDR	1,497,700	767,693
Siam Commercial Bank PCL NVDR	503,900	2,105,454
TMB Bank PCL NVDR	3,717,000	281,748

		6,374,877

See financial notes 69

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.6%
Banpu PCL NVDR	35,400	303,523
IRPC PCL NVDR	4,283,400	396,537
PTT Exploration & Production PCL NVDR	409,804	2,119,676
PTT PCL NVDR	206,100	2,093,653
Thai Oil PCL NVDR	141,600	239,739

		5,153,128

Food & Staples Retailing 0.2%
Big C Supercenter PCL NVDR	70,800	411,295
CP ALL PCL NVDR	1,366,400	1,390,171

		1,801,466

Food, Beverage & Tobacco 0.1%
Charoen Pokphand Foods PCL NVDR	1,097,400	790,919

Health Care Equipment & Services 0.0%
Bangkok Dusit Medical Services PCL NVDR	86,400	346,244

Materials 0.3%
Indorama Ventures PCL NVDR	354,000	190,252
PTT Global Chemical PCL NVDR	361,014	773,842
Siam Cement PCL NVDR	106,200	1,296,570

		2,260,664

Media 0.1%
BEC World PCL NVDR	389,400	659,282

Real Estate 0.1%
Central Pattana PCL NVDR	426,000	489,655
Land & Houses PCL NVDR	708,000	211,147

		700,802

Telecommunication Services 0.4%
Advanced Info Service PCL NVDR	318,600	2,375,396
Shin Corp. PCL NVDR	389,400	919,366
Total Access Communication PCL NVDR	106,200	328,267

		3,623,029

Transportation 0.1%
Airports of Thailand PCL NVDR	106,200	539,413
Thai Airways International PCL NVDR	177,000	89,077

		628,490

Utilities 0.1%
Electricity Generating PCL NVDR	70,800	283,728
Glow Energy PCL NVDR	152,300	296,888

		580,616

		22,919,517

Turkey 1.9%

Automobiles & Components 0.1%
Ford Otomotiv Sanayi A/S	24,780	310,016

Banks 0.8%
Akbank T.A.S.	424,484	1,411,996
Turkiye Garanti Bankasi A/S	472,590	1,632,299
Turkiye Halk Bankasi A/S	133,458	851,198
Turkiye Is Bankasi, C Shares	426,924	1,001,201
Turkiye Vakiflar Bankasi Tao, D Shares	302,784	594,204
Yapi ve Kredi Bankasi A/S	275,058	547,889

		6,038,787

Capital Goods 0.2%
Dogan Sirketler Grubu Holdings A/S *	493,680	208,299
Enka Insaat ve Sanayi A/S	77,059	184,873
KOC Holding A/S	253,486	1,024,764
Turkiye Sise ve Cam Fabrikalari A/S	115,003	148,391

		1,566,327

Consumer Durables & Apparel 0.0%
Arcelik A/S	52,746	266,544

Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	209,968	896,221

Energy 0.1%
Tupras-Turkiye Petrol Rafinerileri A/S	43,542	837,408

Food & Staples Retailing 0.1%
BIM Birlesik Magazalar A/S	55,735	1,025,420

Food, Beverage & Tobacco 0.1%
Anadolu Efes Biracilik ve Malt Sanayii A/S	61,242	707,592

Materials 0.1%
Eregli Demir ve Celik Fabrikalari T.A.S.	580,421	629,329

Real Estate 0.0%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	219,480	256,280

Telecommunication Services 0.2%
Turk Telekomunikasyon A/S	211,824	648,488
Turkcell Iletisim Hizmetleri A/S *	207,798	1,090,857

		1,739,345

Transportation 0.1%
Turk Hava Yollari Anonim Ortakligi	295,534	916,362

		15,189,631

United Arab Emirates 0.5%

Banks 0.1%
First Gulf Bank PJSC	206,938	904,250

Capital Goods 0.0%
Arabtec Holding Co. *	93,810	58,231

Diversified Financials 0.1%
Dubai Financial Market *	733,744	359,576

Energy 0.0%
Dana Gas PJSC *	1,372,458	212,984

Real Estate 0.2%
Aldar Properties PJSC	451,350	302,289
Emaar Properties PJSC	865,176	1,354,395

		1,656,684

70 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.1%
DP World Ltd.	66,078	1,024,209

		4,215,934

Total Common Stock
(Cost $812,360,114)		754,429,870

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Corporate Bonds 0.0% of net assets

India 0.0%

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dr. Reddy’s Laboratories Ltd. 9.25%, 03/24/14 (INR)	285,360	226

Total Corporate Bond
(Cost $2,401)		226

	Number	Value
Security	of Shares	($)

Other Investment Companies 0.2% of net assets

United States 0.2%

Equity Fund 0.1%
Vanguard FTSE Emerging Markets ETF	16,000	603,520

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (e)	903,770	903,770

Total Other Investment Companies
(Cost $1,506,169)		1,507,290

Preferred Stock 6.5% of net assets

Brazil 6.3%

Banks 2.2%
Banco Bradesco S.A.	566,400	6,602,282
Itau Unibanco Holding S.A. ADR	647,764	7,883,288
Itausa - Investimentos Itau S.A.	883,775	3,108,009

		17,593,579

Energy 1.0%
Petroleo Brasileiro S.A.	1,196,437	8,455,385

Food & Staples Retailing 0.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar	35,400	1,455,194

Food, Beverage & Tobacco 0.9%
Companhia de Bebidas das Americas ADR	210,984	7,338,024

Materials 1.5%
Bradespar S.A.	70,800	734,745
Braskem S.A., A Shares *	70,800	522,691
Gerdau S.A.	225,852	1,629,380
Klabin S.A.	177,000	916,570
Metalurgica Gerdau S.A.	70,800	630,505
Usinas Siderurgicas de Minas Gerais S.A., A Shares *	141,600	614,124
Vale S.A. ADR	545,345	7,078,578

		12,126,593

Retailing 0.1%
Lojas Americanas S.A.	156,674	996,513

Telecommunication Services 0.1%
Telefonica Brasil S.A.	58,348	1,140,844

Utilities 0.3%
AES Tiete S.A.	35,400	299,318
Centrais Eletricas Brasileiras S.A. B Shares	77,119	297,485
Companhia Energetica de Minas Gerais	164,755	1,289,098
Companhia Energetica de Sao Paulo, B Shares	35,400	316,444
Companhia Paranaense de Energia - Copel, B Shares	35,400	425,151

		2,627,496

		51,733,628

Chile 0.1%

Food, Beverage & Tobacco 0.1%
Embotelladora Andina S.A., B Shares	79,650	406,030

Colombia 0.1%

Diversified Financials 0.1%
Grupo Aval Acciones y Valores	219,480	156,399
Grupo de Inversiones Suramericana S.A.	19,824	399,019

		555,418

Materials 0.0%
Grupo Argos S.A.	23,718	267,479

		822,897

Russia 0.0%

Energy 0.0%
AK Transneft OAO	1	2,301

Total Preferred Stock
(Cost $65,137,149)		52,964,856

Rights 0.0% of net assets

China 0.0%

Banks 0.0%
China Merchants Bank *(c)	174,202	39,538

Total Rights
(Cost $—)		39,538

End of Investments

See financial notes 71

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 1.3%
State Street Institutional U.S. Government Money Market Fund 0.00% (e)	10,689,828	10,689,828

Total Collateral Invested for Securities on Loan
(Cost $10,689,828)		10,689,828

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $883,616,125 and the unrealized appreciation and depreciation were $52,281,900 and ($126,956,245), respectively, with a net unrealized depreciation of ($74,674,345).

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $10,370,114.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $70,872 or 0.0% of net assets.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(d)	Illiquid security. At the period end, the value of these amounted to $522,946 or 0.1% of net assets.
(e)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg’d —	Registered
INR —	Indian rupee

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$578,001,097	$—	$—	$578,001,097
China[1]	169,949,943	—	—	169,949,943
Materials	6,026,756	—	242,410	6,269,166
Pakistan[1]	—	—	209,664	209,664
Corporate Bonds[1]	—	226	—	226
Other Investment Companies[1]	1,507,290	—	—	1,507,290
Preferred Stock[1]	52,964,856	—	—	52,964,856
Rights[1]
China[1]	—	—	39,538	39,538

Total	$808,449,942	$226	$491,612	$808,941,780

Other Financial Instruments
Collateral Invested for Securities on Loan	$10,689,828	$—	$—	$10,689,828

[1]	As categorized in Portfolio Holdings.

72 See financial notes

 Schwab Emerging Markets Equity ETF

Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	August 31,	Gains	Gains	Gross	Gross	Transfers	Transfers	August 31,
Investments in Securities	2012	(Losses)	(Losses)	Purchases	Sales	in	out	2013

Common Stock
China	$—	($85)	($7,932)	$122,921	($5,156)	$132,662	$—	$242,410
Pakistan	—	—	$31,949	—	—	177,715	—	$209,664
Rights
China	—	—	$39,538	—	—	—	—	39,538
Thailand	23,654	—	(23,654)	—	—	—	—	—

Total	$23,654	($85)	$39,901	$122,921	($5,156)	$310,377	$—	$491,612

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized gains (losses) for Level 3 investments held by the fund at August 31, 2013 was $63,555.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers in and out of Level 3 from Level 1 or Level 2 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended August 31, 2013.

See financial notes 73

 Schwab Emerging Markets Equity ETF

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $879,005,833) including securities on loan of $10,370,114		$808,941,780
Collateral invested for securities on loan		10,689,828
Cash		115,382
Foreign currency, at value (cost $1,582,232)		1,577,140
Receivables:
Investments sold		374
Dividends		2,354,326
Income from securities on loan		16,714
Foreign tax reclaims		1,557
Interest	+	166

Total assets		823,697,267

Liabilities

Collateral held for securities on loan		10,689,828
Payables:
Investments bought		1,082,550
Investment adviser fees	+	9,749

Total liabilities		11,782,127

Net Assets

Total assets		823,697,267
Total liabilities	−	11,782,127

Net assets		$811,915,140

Net Assets by Source
Capital received from investors		922,175,891
Net investment income not yet distributed		16,348,414
Net realized capital losses		(56,519,098)
Net unrealized capital losses		(70,090,067)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$811,915,140		35,400,000		$22.94

74 See financial notes

 Schwab Emerging Markets Equity ETF

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Dividends (net of foreign withholding tax of $2,571,977)		$20,916,984
Interest (net of foreign withholding tax of $79)		2,354
Securities on loan	+	153,086

Total investment income		21,072,424

Expenses

Investment adviser fees		1,163,340

Total expenses	−	1,163,340

Net investment income		19,909,084

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gains tax of $4,076)		(36,290,970)
Net realized gains on in-kind redemptions		1,447,373
Net realized losses on foreign currency transactions	+	(302,121)

Net realized losses		(35,145,718)
Net unrealized losses on investments		(24,186,824)
Net unrealized losses on foreign currency translations	+	(23,580)

Net unrealized losses	+	(24,210,404)

Net realized and unrealized losses		(59,356,122)

Net decrease in net assets resulting from operations		($39,447,038)

See financial notes 75

 Schwab Emerging Markets Equity ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$19,909,084	$14,057,415
Net realized losses		(35,145,718)	(14,134,817)
Net unrealized losses	+	(24,210,404)	(31,226,970)

Net decrease in net assets resulting from operations		(39,447,038)	(31,304,372)

Distributions to Shareholders

Distributions from net investment income		($14,760,500)	($9,535,681)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		14,400,000	$368,497,242	7,800,000	$186,779,297
Shares redeemed	+	(800,000)	(17,970,050)	(1,200,001)	(27,004,871)

Net transactions in fund shares		13,600,000	$350,527,192	6,599,999	$159,774,426

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		21,800,000	$515,595,486	15,200,001	$396,661,113
Total increase	+	13,600,000	296,319,654	6,599,999	118,934,373

End of period		35,400,000	$811,915,140	21,800,000	$515,595,486

Net investment income not yet distributed			$16,348,414		$11,484,623

76 See financial notes

 Schwab International Equity ETFs

Financial Notes

1. Business Structure of the Funds

Each of the funds discussed in this report is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. REIT ETF
Schwab International Equity ETF	Schwab U.S. TIPS ETF
Schwab International Small-Cap Equity ETF	Schwab Short-Term U.S. Treasury ETF
Schwab Emerging Markets Equity ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Broad Market ETF	Schwab U.S. Aggregate Bond ETF
Schwab U.S. Large-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap Growth ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Value ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Mid-Cap ETF	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental Emerging Markets Large Company Index ETF

The funds issue and redeem shares at their net assets value per share (“NAV”) only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the funds’ Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value

 77

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of August 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the borrower, and is allocated between the fund and the lending agent.

The values of the securities on loan and the related cash collateral are disclosed in the Portfolio Holdings and the Statement of Assets and Liabilities for each fund. The following table presents the non-cash collateral as of August 31, 2013.

Non-Cash
Collateral Received

Schwab International Small-Cap Equity ETF	$234,677

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

 79

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Pursuant to the Investment Advisory Agreement (“Advisor Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2013, if any, are reflected in the funds’ Statements of Assets and Liabilities.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.

The funds are not actively managed. Therefore, a fund follows the securities included in an index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance is normally below that of the index.

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Financial Notes (continued)

3. Risk Factors (continued):

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Certain funds invest in large- and mid-cap stocks. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — a fund’s large- and mid-cap holdings could reduce performance.

Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — a fund’s small-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Certain funds invest in emerging markets. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries, and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Each fund uses statistical sampling techniques, and as a result, a fund may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because each fund uses a sampling approach, it may not track the return of the index as well as it would if a fund purchased all of the securities in its benchmark index.

As an index fund, each fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying

 81

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Financial Notes (continued)

3. Risk Factors (continued):

asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.

For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Effective September 20, 2012:

	Schwab	Schwab
Schwab	International	Emerging
International	Small-Cap	Markets
Equity ETF	Equity ETF	Equity ETF

0.09%	0.20%	0.15%

Prior to September 20, 2012, the rate was:

	Schwab	Schwab
Schwab	International	Emerging
International	Small-Cap	Markets
Equity ETF	Equity ETF	Equity ETF

0.13%	0.35%	0.25%

Certain Schwab funds may own shares of other Schwab Funds. As of August 31, 2013, the percentages of the outstanding shares of the funds owned by other Schwab funds are less than 1%.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund

82

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.

State Street Bank and Trust Company (“State Street”) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.

6. Board of Trustees:

The Board may include people who are officers and/or directors of the investment adviser or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2013, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab International Equity ETF	$183,203,567	$98,505,973
Schwab International Small-Cap Equity ETF	57,252,317	45,101,343
Schwab Emerging Markets Equity ETF	231,622,603	107,791,694

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of a fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, the Adviser may cover the cost of any transaction fees when believed to be in the best interests of the fund.

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Financial Notes (continued)

9. In-Kind Transactions (continued):

The in-kind transactions for the period ended August 31, 2013 were as follows:

	In-kind Purchases of Securities	In-kind Sales of Securities

Schwab International Equity ETF	$514,396,148	$11,799,922
Schwab International Small-Cap Equity ETF	99,642,611	18,626,668
Schwab Emerging Markets Equity ETF	242,520,117	11,503,090

For the period ended August 31, 2013, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2013 are disclosed in the funds’ Statements of Operations.

10. Federal Income Taxes

As of August 31, 2013, the components of distributable earnings on a tax-basis were as follows:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Undistributed ordinary income	$27,795,469	$5,857,054	$16,576,433
Undistributed long-term capital gains	—	—	—
Unrealized appreciation	158,249,092	38,907,833	52,281,900
Unrealized depreciation	(71,588,341)	(21,925,842)	(126,956,245)
Other unrealized appreciation/(depreciation)	(33,947)	(6,991)	(26,014)

Net unrealized appreciation/(depreciation)	86,626,804	16,975,000	(74,700,359)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
Expiration Date	Equity ETF	Equity ETF	Equity ETF

August 31, 2019	$2,345,874	$215,545	$1,091,404
No expiration*	23,051,268	11,827,747	18,095,395

Total	$25,397,142	$12,043,292	$19,186,799

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

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Financial Notes (continued)

10. Federal Income Taxes (continued):

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2013, the funds had capital losses deferred as follows:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Deferred capital losses	$12,622,924	$5,004,504	$32,950,026

The tax-basis components of distributions paid during the current and prior fiscal years were:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Current period distributions
Ordinary Income	$26,201,560	$6,079,500	$14,760,500
Long-term capital gains	—	—	—

Prior period distributions
Ordinary Income	19,440,541	4,859,831	9,535,681
Long-term capital gains	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, in-kind transactions, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2013, the funds made the following reclassifications:

		Schwab	Schwab
	Schwab	International	Emerging
	International	Small-Cap	Markets
	Equity ETF	Equity ETF	Equity ETF

Capital shares	$3,625,700	$5,142,514	$1,425,505
Undistributed net investment income	(264,992)	477,220	(284,793)
Net realized gains and losses	(3,360,708)	(5,619,734)	(1,140,712)

For the period ended August 31, 2013, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:

	Schwab	Schwab
Schwab	International	Emerging
International	Small-Cap	Markets
Equity ETF	Equity ETF	Equity ETF

$3,707,114	$5,539,748	$1,447,373

As of August 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related

 85

 Schwab International Equity ETFs

Financial Notes (continued)

10. Federal Income Taxes (continued):

to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2013, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

86

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (three of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2013, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2013

 87

Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended August 31, 2013, and the respective foreign source income on the funds as follows:

	Foreign Tax Credit	Foreign Source Income

Schwab International Equity ETF	$2,635,554	$37,985,307
Schwab International Small-Cap Equity ETF	420,088	7,564,509
Schwab Emerging Markets Equity ETF	2,330,466	23,470,500

For the period ended August 31, 2013, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amount for use in preparing their 2013 income tax return.

Schwab International Equity ETF	$21,932,587
Schwab International Small-Cap Equity ETF	3,954,865
Schwab Emerging Markets Equity ETF	11,161,291

88

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of August 31, 2013

The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of each fund, was at a discount or premium to such fund’s daily NAV. The market price of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). Each fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

	Bid/Offer Midpoint Above NAV				Bid/Offer Midpoint Below NAV
	>0-49	50-99	100-199	>200	>0-49	50-99	100-199	>200
	Basis	Basis	Basis	Basis	Basis	Basis	Basis	Basis
	Points	Points	Points	Points	Points	Points	Points	Points

Schwab International Equity ETF
Commencement of trading 11/3/09 through 8/31/13	299	359	110	10	103	51	20	2

Schwab International Small-Cap Equity ETF
Commencement of trading 1/14/10 through 8/31/13	234	359	150	1	93	44	23	5

Schwab Emerging Markets Equity ETF
Commencement of trading 1/14/10 through 8/31/13	225	271	174	14	136	54	27	7

 89

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the funds covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired/Private Investor (January 2009 – present). Consulting Managing Director, PIMCO (investment adviser) (March 2003 – December 2008).	23	Director, PS Business Parks, Inc. (2005 – 2012).
Trustee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (2006 – 2008).
Director and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Director, PCM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012.)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant (wealth management) (January 2008 – April 2012).	23	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	23	None

90

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

 91

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Schwab ETF’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

92

Glossary

American Depositary Receipt (ADR) U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

European Depositary Receipt (EDR) A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

Global Depositary Receipt (GDR) A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.

gross domestic product (GDP) The output of goods and services produced by labor and property located in the United States.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

 93

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

primary market The market that deals with the issuance of new securities.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

94

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2013 Schwab ETFs. All rights reserved.

 95

Notes

Schwab ETFstm are designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each an investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFstm

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF

*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR57933-03
00103211

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Robert W. Burns, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of Mr. Burns as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of twenty-one series. Ten series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and four series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one series, based on their respective 2013 and 2012 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees

2013: $244,849	2012: $225,950
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:

2013: $33,615	2012: $31,336
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:

2013: $115,718	2012: $109,088
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2013: None	2012: None

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2013: $149,333	2012: $140,424
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Stephen Timothy Kochis, and Charles A. Ruffel.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 14, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 14, 2013

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	October 14, 2013